UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2022

DATE OF REPORTING PERIOD:	November 1, 2021 through October 31, 2022

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

ANNUAL REPORT OCTOBER 31, 2022

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

US Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos International Small Cap Growth Fund

Sustainable Equities

Calamos Global Sustainable Equities Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 20 mutual funds include equity, fixed income, convertible and alternative funds. We offer US funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	4
Calamos Hedged Equity Fund	9
Calamos Phineus Long/Short Fund	12
Calamos Convertible Fund	19
Calamos Global Convertible Fund	23
Calamos Timpani Small Cap Growth Fund	26
Calamos Timpani SMID Growth Fund	30
Calamos Growth Fund	34
Calamos Growth and Income Fund	38
Calamos Dividend Growth Fund	42
Calamos Select Fund	45
Calamos International Growth Fund	49
Calamos Evolving World Growth Fund	53
Calamos Global Equity Fund	57
Calamos Global Opportunities Fund	62
Calamos International Small Cap Growth Fund	66
Calamos Global Sustainable Equities Fund	69
Calamos Total Return Bond Fund	74
Calamos High Income Opportunities Fund	79
Calamos Short-Term Bond Fund	84
Expense Overview	88
Schedules of Investments	92
Statements of Assets and Liabilities	191
Statements of Operations	196
Statements of Changes In Net Assets	200
Notes to Financial Statements	207
Financial Highlights	242
Report of Independent Registered Public Accounting Firm	308
Trustee Approval of Management Agreement	310
Trustees and Officers	318
Tax Information	321

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2022. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. Global markets have faced many challenges over the reporting period, and we understand investors have questions. Our teams have sought to address the key topics in the markets and how they have influenced the Funds, and it is our hope that you find this report informative.

When markets are volatile and economic conditions are uncertain, many investors find it difficult to stay invested. What I have learned during more than 50 years as an investor is that there are opportunities in all economic environments for active investors who follow disciplined processes. Especially during challenging markets, it's helpful to remember that market volatility and economic uncertainty are always part of the investment landscape—but short-term volatility sets the stage for long-term opportunities. For example, our teams seek to use short-term sell-offs to actively rebalance the Funds to gain exposure to investments with compelling long-term potential.

Market Review

During the 12-month reporting period, heightened investor anxiety buffeted global markets. Market participants worried about the Federal Reserve's interest rate increases, inflation, recessionary pressures, fiscal policy and geopolitical uncertainty. Although unemployment remained low in the US, well-publicized layoffs began to make their way into the headlines and corporate earnings expectations started to decline as companies confronted inflation and an array of unknowns related to regulations and taxes. Investors who were long accustomed to abnormally low interest rates faced a new reality: As the Fed dug into its tightening cycle and global central banks followed suit, the yield of the US 10-year Treasury crossed 4% for the first time since 2010. Although conditions began to stabilize as the reporting period closed—particularly for smaller-cap stocks—major equity, fixed-income and convertible market benchmarks closed the reporting period with losses.

Outlook

There are times when macro or geopolitical concerns—such as Fed policy, inflation or the war in Ukraine—drive most of the market's activity. This is the sort of the environment we find ourselves in today. We expect heightened volatility as markets seek clarity about whether a recession is indeed on the horizon or has perhaps

www.calamos.com

Letter to Shareholders

already begun. In the US, the fiscal policy backdrop remains uncertain, which is likely to contribute to volatility as market participants pay increasing attention to the 2024 election.

Investing through periods of rapid change is never easy, but it's important to maintain long-term perspective. For example, a 10-year Treasury yield above 4.0% feels ominous to many people today and is significantly higher on a percentage basis from its pandemic lows, but it's far less disconcerting relative to its long-term history. Similarly, the year-over-year inflation increases that are being reported are reflective of low starting points ("base effects"). We're also seeing indications that the worst may be behind us in terms of inflation.

That said, we remain highly attuned to potential risks—monetary policy errors and geopolitics are top of mind. Fiscal policy in the United States will be highly consequential for the markets and the economy. Business confidence is flagging, with real implications not only for corporate profits but also for individuals. Regulations that unduly disincentivize entrepreneurial activity create headwinds that may be felt by businesses first but eventually ripple over to households. Policies that encourage unchecked and excessive demand without a corresponding increase in supply ultimately come home to roost, including in the inflation we see today.

Here's another important point: Despite the big-picture challenges and uncertainties, over the long term, fundamentals win out. The Calamos Funds do not invest in the economy or the markets. Rather, our teams are focused on identifying individual securities that offer compelling risk-and-reward characteristics and on managing risk through a range of strategies. Our investment professionals are looking through the short-term noise to identify pockets of opportunity—including among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop. In a rising interest rate environment, price-to-earnings multiples can come down even if earnings are good, so our teams remain particularly mindful of valuations.

Thoughts on Asset Allocation

The "new normal" of the past decade was characterized by stable but low growth, low inflation and therefore, very low rates. In a zero-interest rate environment, the traditional 60% equity/40% fixed income asset allocation came up short, leading many investors to seek out the "bond surrogate trade" to create some yield. Now that interest rates have risen and are more likely to remain high, it makes sense to ask if we are returning to the "old normal"—built around owning stocks for capital appreciation and bonds for yield. Certainly, we see traditional fixed income as becoming more important in asset allocation. Because managing interest rate risk within fixed income allocations is paramount, we see especially attractive tailwinds for short-term bonds, the mainstay of Calamos Short-Term Bond Fund, as interest rates continue to adjust upward.

Asset allocation is always evolving, and today investors have new alternatives to consider for "old normal"-type problems. There are new approaches for investors to consider. For example, we believe the case for establishing or increasing allocations to liquid alternatives remains strong, to complement either traditional fixed income or equity allocations. (To learn more, see our fixed income alternative, Calamos Market Neutral Income Fund, and our equity alternatives, Calamos Phineus Long/Short Fund and Calamos Hedged Equity Fund).

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Returning to traditional asset classes, we also see opportunities in the small- and mid-cap segment of the market. Many small-cap and mid-cap stocks provide a compelling blend of fundamental strength and valuations with healthy upside potential (for more, see our commentaries on Calamos Timpani Small Cap Growth Fund and Calamos Timpani SMID Growth Fund). Convertible securities, which are often issued by small cap and mid cap companies, offer another way to tap into this opportunity—with fixed-income characteristics providing the potential advantage of downside equity risk mitigation. Many of our funds utilize convertibles, including Calamos Growth and Income Fund (a multi-asset class fund) and Calamos Convertible Fund (a dedicated convertible offering).

Conclusion

As always, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our teams. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*  Returns for the 12 months ended October 31, 2022: The S&P 500 Index, a measure of the US stock market, returned -14.61%. The MSCI All Country World Index, a measure of global stock market performance, returned -19.58%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -20.26%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -23.85%%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -11.76%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -15.68%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

www.calamos.com

Calamos Market Neutral Income Fund   (Unaudited)

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◼  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◼  Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◼  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a rising interest rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and hedged equity—with the aim of monetizing volatility. The Fund also uses opportunistic strategies to augment the main strategies: Special Purpose Acquisition Company ("SPAC") arbitrage offers a source of cheap optionality, and merger arbitrage offers a high probability of positive returns over a longer time horizon. Calamos Market Neutral Income Fund is designed to do the following:

◼  Potentially enhance an investor's fixed-income allocation.

◼  Actively pursue equity market upside while hedging downside risk.

◼  Provide consistent absolute total return over varying market cycles.

In addition to seeking an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, a vital benefit given recent bouts of elevated equity volatility.

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Market Neutral Income Fund returned -5.01% (Class I Shares at net asset value), strongly outperforming the -16.04% loss for the Bloomberg US Government/Credit Bond Index while trailing the 0.85% return of the Bloomberg Short Treasury 1-3 Month Index.

What factors influenced performance during the annual period?

During the annual period, the equity and credit markets were challenged by global recession concerns, inflation, elevated oil prices, rising interest rates, and supply chain disruptions in the wake of the Covid-19 pandemic. Against this volatile backdrop, both stocks and bonds saw significant declines as represented by the S&P 500 Index (-14.61%) and Bloomberg US Government/Credit Bond Index (-16.04%).

During the period, the Federal Reserve (the Fed) raised its fed funds target rate from 0.00% – 0.25% to 3.00% – 3.25%. The Bloomberg US Aggregate Bond Index yield to maturity increased 334 basis points to 5.01%. In addition, according to Bloomberg, high yield corporate credit spreads widened 151 basis points to 483 basis points over US Treasuries. Rising interest rates and widening credit spreads impeded the bond component of convertibles during the annual period. At the same time, the rise in overnight interest rates improved the opportunity carry on cash received from short positions (our custodian rebates us overnight interest in excess of short borrowing costs).

During the annual period, the Fund's hedged equity strategy was held back by the S&P 500 Index market decline, given that the strategy's equity basket declined toward its put strike price. The elevated volatility provided attractive option-rebalancing opportunities, and the higher level of implied volatility in the options

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund   (Unaudited)

market also benefitted the Fund. However, it was not enough to overcome the magnitude of the decline during the annual period. It is important to note that the options market gave rise to highly unusual conditions during the past year. Typically, in a large market sell-off, the implied volatility of put options would increase, causing an increase in the value of the option. However, during the annual period, the implied volatility of puts actually declined. As a result, the performance of the put hedge in the strategy underperformed expectations. This was not unique to the Fund and was evident in other option trading strategies too. For example, if an investor had tried to hedge their position in the S&P 500 Index using one-month, 5% out-of-the money puts, their hedged portfolio would still be down 20% year-to-date (as represented by the Cboe S&P 500 5% Put Protection Index).

The convertible arbitrage portion of the portfolio held up well and benefited from periods of volatility, which provided opportunities to profit from convertible hedge rebalancing. New convertible issuance cooled during the period, as the extreme volatility inhibited IPO activity across all asset classes. As of the year-to-date at the end of October, new global convertible issuance totaled $27.5 billion, far from the near record pace of issuance seen in 2020 and 2021.

The Fund's SPAC Arbitrage and Merger Arbitrage sleeves also held up well relative to the market declines.

How is the Fund positioned?

At the end of the annual period, the Fund had 49.7% in its hedged equity strategy and 50.3% in its arbitrage strategies. The arbitrage strategies included 38.1% in convertible arbitrage, 9.6% in SPAC arbitrage, and 2.6% in merger arbitrage.

Calamos Market Neutral Income Fund's hedged equity strategy declined slightly from 50.2% to 49.7% and finished the period with a delta hedge* on the higher side of our historical range. The strategy is positioned with a smaller call-write allocation along with a larger put purchase and the use of put spreads to enhance our hedge, which is above and beyond the outright long put allocation we always maintain in the Fund. However, the call-write allocation is smaller than our traditional trade. The current positioning provides for greater downside risk mitigation while also creating a favorable upside runway should the equity market rebound.

The allocation to convertible arbitrage was trimmed the most during the period (from 43.0% at the beginning of the period to 38.1%), and these assets were used to take advantage of attractive opportunities in the SPAC Arbitrage strategy, which provides a return and risk profile similar to convertible arbitrage.

The SPAC arbitrage sleeve increased from 5.6% to 9.6% during the annual period and reflected attractive opportunities to purchase SPACs below the value of the cash held in trust. These SPACs provided an attractive yield to expiration and a potential for upside should any of the SPAC sponsors announce an acquisition. We utilized SPAC arbitrage as a way to support the Fund's historically lower risk profile and steady returns; in essence, the strategy creates a cheap option with a risk-reward opportunity similar to convertible arbitrage. This said, the recent market environment has seen few SPACs issued and few merger announcements. Should the current SPAC environment persist, we expect the SPAC Arbitrage allocation may decline in favor of convertible arbitrage.

SECTOR WEIGHTINGS

Information Technology	26.7%
Consumer Discretionary	11.0
Health Care	10.5
Other	19.3
Communication Services	8.3
Financials	6.2
Industrials	5.2
Energy	3.7
Consumer Staples	3.3
Utilities	2.3
Materials	1.5
Real Estate	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

A note concerning Morningstar Ratings for Calamos Market Neutral Income Fund Morningstar recently sought to refine its categorization of alternative funds, splitting large heterogeneous categories into smaller, more-focused peer sets. Calamos applauds Morningstar's continuous commitment to improving investor understanding of mutual fund offerings. As of April 30, 2021, Morningstar assigned the Fund to a new category, Relative Value Arbitrage, a group of only eight funds. With such a small set of data points, Morningstar has determined that funds in this category will not be assigned a star rating. The Fund's move to the Relative Value Arbitrage category has no bearing on the management of the fund itself, nor was it made in response to a change in the management of the Fund.

*  An options trading strategy that aims to reduce, or hedge, the risk associated with price movements in the underlying asset.

www.calamos.com

Calamos Market Neutral Income Fund   (Unaudited)

What are your closing thoughts for Fund shareholders?

The annual period was challenging across asset classes but provided a proof point for the Calamos Market Neutral Income Fund's diversification benefit within an asset allocation. The period brought turbulent volatility and rising interest rates, and the Fund was able to hold up significantly better than both the stock and bond markets.

Investors continue to be anxious about a myriad of headlines highlighting geopolitical strife, persistent supply chain disruptions, high oil prices, rising interest rates, and the effects of the US midterm elections. The Calamos Market Neutral Income Fund seeks to provide a stable positive return with a low standard deviation by monetizing the volatility of the markets.

If there is a silver lining behind the recent rise in interest rates, it is that higher rates have improved the performance outlook for the Fund. Those investors attracted to shorter-term bonds with their higher yields should also understand that the higher interest rates also support the Market Neutral Income Fund. In convertible arbitrage, the higher the overnight interest rate, the greater the carry on cash receives from the short sale of the convertibles' underlying stocks. In addition, new convertible issues are being brought to market with higher average coupons. The Fund's hedged equity sleeve may also benefit from an expected higher option premium capture. Finally, with SPAC Arbitrage, the SPACs cash in trust is also earning higher interest (after earning virtually no interest during the Fed's zero interest rate policy).

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Market Neutral Income Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	-5.22%	2.48%	2.98%
With Sales Charge	-7.37	2.01	2.49
Class C Shares – Inception 2/16/00
Without Sales Charge	-5.95	1.71	2.21
With Sales Charge	-6.89	1.71	2.21
Class I Shares – Inception 5/10/00	-5.01	2.73	3.24
Class R6 Shares – Inception 6/23/20^	-4.94	—	1.55

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.15%, Class C shares is 1.90%, Class I shares is 0.90% and Class R6 shares is 0.84%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad US bond market. The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund   (Unaudited)

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Fund's Strategic Approach and Role in a Portfolio

We believe the Calamos Hedged Equity Fund is an excellent portfolio diversifier. The Fund's investment approach seeks to be highly responsive to dynamic market conditions, blending a core long-equity portfolio with an actively managed options overlay. The Fund is often compared with more systematic or defined outcome product peers. Defined outcome products are designed to capture a certain amount of downside or upside each quarter, depending on where the market moves. However, there are disadvantages to not being nimble in these turbulent markets, such as having a capped upside that cannot offset successive losses on the downside.

Unlike our "mechanistic" peers, the Calamos tactical management approach seeks opportunities to generate alpha via option market dynamics and equity market volatility. The Fund seeks to take advantage of these opportunities by being favorably positioned for many outcomes.

How has the Fund performed?

The investment climate in 2022 is a far cry from what occurred during the 2008 collapse. While it is helpful to study the past, it is important to recognize that this investment climate is nothing like the Great Financial Crisis. In fact, it is the exact opposite. Markets will continue to deal with higher inflation, rising rates and volatility for some time to come, and it is our opinion that active risk management—seen as almost defunct from 2010 to 2020—is now imperative.

The Fund has been and will continue to seek to be well positioned to capture the equity market's upside with less risk than capped hedged equity funds and long-only equities. For the 12 months ended October 31, 2022 ("annual period"), Calamos Hedged Equity Fund was down -10.33% (Class I shares at net asset value) versus the S&P 500 Index -14.61% return and the Bloomberg US Aggregate Bond Index decrease of -15.68%. Since its inception on December 31, 2014, the Fund has gained 4.90% (Class I shares at net asset value) on an annualized basis versus 10.46% for the S&P 500 Index and 0.46% for the Bloomberg US Aggregate Bond Index.

The Fund maintained a beta of 0.52 for the annual period, which is in line with its historical beta of 0.50, versus the S&P 500 Index as of October 31, 2022. The Fund did a better job participating in the rally that occurred near the end of the annual period when the S&P 500 Index gained 8%. However, we still see this as a bear market rally similar to last summer's market action, and it is not unusual for these violent rallies to occur during bear markets. At the end of October, the S&P 500 Index was still deep in the red for the year-to-date period at -17.70%.

What factors influenced performance during the annual period?

The Federal Reserve (the Fed) continues to act aggressively to put a lid on inflation, which has pressured equity earnings and led to weaker economic performance. We expect that markets will continue to be challenged, though the recent oversold conditions in the equity markets have kept sellers at bay. The current volatility is far more settled than it was during the previous three quarters of 2022. The Cboe Volatility Index (VIX), known as the fear index, is trading around 22.5, still off the VIX mean of 19.5% but well under the Covid-19 mean of 23.5%. What would

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◼  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

◼  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

www.calamos.com

Calamos Hedged Equity Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	25.0%
Health Care	15.3
Financials	11.2
Consumer Discretionary	10.9
Industrials	8.2
Communication Services	7.0
Consumer Staples	6.7
Energy	5.6
Other	4.2
Utilities	2.6
Materials	2.6
Real Estate	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

be notable and needs monitoring is a challenge to a 35 VIX; if the market can break 35 and reach a 40 VIX, it may signal the end of the bear market. Until those levels are tested, we are still firmly in the grip of a bear market and subject to additional volatility.

How is the Fund positioned?

The Fund's active strategy management approach has generated equal or better results compared to long-only stocks or bonds. The options market's current landscape has allowed us to structure our hedge to emphasize better potential performance on the tails. This positioning provided additional mitigation over and above our average of 40% to 50% put notional minimum while also adding upside participation potential. The tradeoff was a reduction in the net income the Fund received from selling calls above our put cost. We felt this tradeoff was warranted and opportunistic given the Fund's defensive mandate, moderate volatility, and flattening skew* in the options market. Higher volatility (with the VIX at 27) and a flat option skew made our "North Star" baseline trade more appealing toward the end of the annual period. We use rallies to replace some of our put hedges with outright long puts, which appear attractive. At the end of the period, the Fund's net put representation was 79% with an average strike of 3596.

Our call positioning included a call write of -44%, gross short calls of -77%, and gross long calls of 33% as of October 31, 2022. In this case, gross long calls were in line with past positioning. At the end of the annual period and relative to the S&P 500 Index, our sector positioning was slightly overweight in the consumer discretionary and information technology sectors. The portfolio was slightly underweight in the materials, financials, and real estate sectors. Relative to the S&P 500 Index, the Fund's market-cap positioning maintained a heavier relative weight to larger capitalization (>$25 billion) holdings and a lighter weight to small- and mid-capitalization ($1 to $25 billion) holdings.

What closing thoughts do you have for Fund shareholders?

If the VIX increases to 40 and the S&P 500 Index holds above the October low of 3491, we believe equities can achieve higher-than-average returns in the following months based on historical precedence. As in June when the S&P 500 Index was challenging market lows before rallying, the period-end market of 2022 presents a similar setup with the Index back up at 3860. The opportunity cost of exiting the market outweighs the cost of additional short-term pain. At this point in the S&P 500 Index, we are taking a more constructive long-term view. Strategically, one of the key near-term drivers moving forward will be liquidity. There is no Fed put holding up the market, and because we do not have that central bank backstop, it is doubtful that the equity market recovery will look like a "V." Subsequently, there will probably be much backing and filling short-term. Time will tell whether the shift in implied volatility represents investors' overshooting because of inflation and rising rates. Presently, growth momentum remains strong in the United States. We expect earnings, Fed tapering, rate hikes, inflation, and war to continue spurring a spike in volatility, which is not unexpected or unprecedented. Some of the volatility spikes seem to be synchronized with the

*  Skew describes asymmetry from the normal distribution as a statistical data set. Option skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts. The Cboe SKEW Index ("SKEW") is an index derived from the price of S&P 500 tail risk. Similar to the VIX®, the S&P 500 tail risk price is calculated from the S&P 500 out-of-the-money options prices.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund   (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/22

Fed tapering asset purchases and can be characterized as overreactions whereas other spikes usher in phases of above-average volatility. In our opinion the Fund is poised to participate in any upside while providing an enhanced income stream from well-positioned call spreads and our tracking portfolio's equity dividends. Should markets retreat, the dividend income stream, the put spreads, and outright long puts used in the Fund may mitigate any potential downside.

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-10.51%	4.83%	4.62%
With Sales Charge	-14.75	3.82	3.97
Class C Shares – Inception 12/31/2014
Without Sales Charge	-11.19	4.09	3.88
With Sales Charge	-12.08	4.09	3.88
Class I Shares – Inception 12/31/2014	-10.33	5.11	4.90

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.18%, Class C shares is 1.93% and Class I shares is 0.93%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Phineus Long/Short Fund   (Unaudited)

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◼  Fundamental global approach blends top-down and bottom-up considerations.

◼  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◼  Comprehensive approach assesses stock, industry, style, country and market factors.

◼  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or US equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, Calamos Phineus Long/Short Fund invests in publicly listed equity securities. Components of that strategy include the following:

◼  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

◼  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

◼  Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Phineus Long/Short Fund returned -5.25% (Class I shares at net asset value), outperforming the S&P 500 Index -14.61% return and the MSCI World Index -18.09% return over the same period.

Since its inception on May 1, 2002, the Fund has returned 9.93% on an annualized basis (Class I shares at net asset value), which markedly outperformed both the S&P 500 Index and MSCI World Index returns of 8.56% and 7.42%, respectively, since the inception period.

What factors influenced performance during the annual period?

The Fund's outperformance relative to the global indices largely reflected the Fund's underweight exposure to the equity derivatives of long duration and positive returns on general market hedges. The Fund concluded the period with an average net equity delta-adjusted exposure of 59.89%, which compares to its average net equity exposure of approximately 28% (on a cash basis)† since inception in 2002.

The annual period was extraordinary by most standards. It was marked by a European war, supply chain challenges, the lowest labor participation rate in decades, and over $5 trillion in federal fiscal stimulus spending, all of which contributed to an annual CPI in September of 8.25% that was highlighted by a year-over-year increase in gasoline prices of 18.2%. This situation prompted the Federal Reserve (the Fed) to increase short-term rates six times through early November 2022, bringing the target rate to 3.75% – 4.00%, while consequently fueling speculation that more rate hikes were likely in 2023. All of these events

†  When the portfolio management team evaluates the Fund's exposures and related risks, it includes calculations based on a delta-adjusted basis that measures the price sensitivity of an option or portfolio to changes in the price of an underlying security. Delta-adjusted basis exposure is calculated by Calamos Advisors LLC and is specific only to that point in time since a security's delta changes continuously with market activity. The investment team began calculating the Fund's exposure on a delta-adjusted basis in August 2008.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund   (Unaudited)

have contributed to a broad and deep sell-off of financial assets during the period as market volatility, at times stoked by varied interpretations of Fed messaging, has been rampant.

Most investors agree that the path of inflation will dictate the direction of financial markets in 2023. Disinflation will almost certainly lead to higher equity and bond prices as well as improved prospects for the US economy.

Two arguments support this view. The first is history itself, which highlights that an inflection in the inflation cycle is commonly coincident with the direction of equity prices. The second is monetary policy under the Federal Reserve. Today, investors fear the Federal Reserve because they know the Fed fears inflation.

The gap between projected versus actual monetary policy in 2022 has created considerable dissonance. Through the post-2008 era, the Fed offered considerable transparency to markets. For the past three quarters, policy visibility has become obscure in the extreme. Market volatility reflects this uncertainty as much as the absolute level of interest rates.

Fund performance amid all of these developments was respectable in both absolute and relative terms. First, we have been wary of the equity derivatives of long duration for much of the past year. In December 2021 we further distanced the portfolio from long-duration growth and defensive areas.

We then added additional index hedges in early 2022 that cushioned the Fund from the initial stages of the market retreat with the result that both the long and short books have been additive to performance over the period. The reorientation of the Federal Reserve that effectively ended the "Fed put" became apparent with the release of the December FOMC minutes, which signaled that we should no longer lean aggressively into equity risk.

What helped and hurt performance over the annual period?

Early in the period we focused on cyclicals that we believed were poised to outperform, given the post-pandemic pent-up demand in airlines, hotels, gaming, transportation, and defensive stocks. Although many of these areas proved to be accretive, several long holdings in consumer discretionary did not meet expectations. Although we had little exposure at the end of the period, we did capture profits in energy earlier in the year. Given the market volatility and the overall equity market declines, our hedges on US equity markets have been helpful to us over the course of the year.

The Fund's long position in energy and materials, as well as both long and short positions on market indexes, were the largest contributors. Conversely, long positions in information technology, industrials, and communication service companies hindered performance. Notable contributors during the period included a short position on the S&P 500 ETF Trust -35.22% average of net exposure over the period (hedge), long positions on Snowflake 0.43% average over the period (information technology) and Itaú Unibanco 1.90% average over the period (financials). Notable detractors during the period included long positions on Caesars Entertainment Inc. 2.06% as of period end (consumer discretionary), Twilio Inc. 1.38% average over the period (information technology) and The Boeing Company 1.65% average over the period (industrials).

SECTOR WEIGHTINGS

Industrials	35.2%
Information Technology	17.0
Financials	13.1
Consumer Discretionary	8.6
Communication Services	6.6
Other	7.2
Health Care	5.4
Energy	3.3
Materials	3.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Phineus Long/Short Fund   (Unaudited)

How is the Fund positioned in the context of the global economic cycle?

Net equity exposure (delta-adjusted) concluded the annual period at 59.9% versus 57.2% at the start of the period. This compares with the average net equity exposure of approximately 28% (cash basis) since inception in 2002. The Fund leaned modestly into equity risk throughout the period as markets became unsettled by higher interest rates, rapid inflation, Fed policy mixed signals, the continuing war in Ukraine, energy concerns in Europe, and increasing economic challenges in China due to its "zero tolerance" Covid-19 policy.

Our continuing conviction has been our cautious view on duration and its equity derivatives. This translates into the continued bias toward shorter duration, more profitable businesses versus those with less support from earnings, cash flow and tangible assets or book value. We have been wary of stocks where the bulk of their value depends on assumptions about growth in the far future. This positioning sheltered the Fund from some of the most egregious stock disappointments of the period as markets struggled to price these assets in an increasingly inflationary environment. The Fund continued to favor names perceived as more cyclical with recovery potential during the year. The broadest exposures for the long book are industrials and transports, followed by financials. The Fund currently maintains, and had maintained throughout the period, a US bias.

Early in July the Fund selectively reengaged opportunities that we view as QGARP, or quality growth at a reasonable price. This appeared to be the right move as the market recovered in the first part of the third calendar quarter off June lows.

Many of our cyclical themes have anticipated the shift from goods to services as the world slowly emerges from the pandemic. This implies a sustained recovery in travel and entertainment along with a return to the office. In contrast, producers and retailers of goods will struggle with less volume and less pricing power into 2023 as the "stay at home" bubble pulled forward years of demand. Investors are in the process of recognizing this thematic shift, and we might worry it has become consensus positioning were it not overshadowed by recession fears.

Technology stocks have been materially derated. The list of companies that have announced workforce reductions or lowered outlooks grows daily, though material resets have been largely focused on semiconductors and PC-related names. With few exceptions, software and internet names have yet to revise outlooks, apart from currency impacts. Until forward estimates come down broadly and the stocks stabilize in response, we are reluctant to engage names that are not supported by quality earnings and cash flow.

After profit taking, energy was moved to an underweight in Q2 2022, though the Fund maintains a small position. Although oil fundamentals are underpinned by years of supply underinvestment, prices continued to decline from March and June peaks as Chinese economic disruption and lower seasonal demand reduced near-term fears of shortages. Despite the war in Ukraine conflict, it looks as though Europeans have a great deal more capacity to manage their situation than earlier feared.

Financials are a conflicted group. Revenue and earnings are benefiting from high growth rates of net interest income, yet this is generating macro fears of a harder economic landing. Consumer credit has been resilient, and we favor regional banks over their larger money center peers.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund   (Unaudited)

In industrials our focus is on aerospace, airlines and select defense names. An eventual reopening in China and travel recovery in the broader Asia Pacific region are other catalysts that will draw attention in late 2023.

We are optimistic that the demand and pricing outlook for airfares is constructive because of the changing capacity outlook. Higher oil prices, higher financing costs, pilot shortages and equipment delays are making it difficult for the lowest cost players in the market to add undisciplined flights. The recovery in corporate and international travel has gained steam, which bodes well for the higher quality carriers with lower leverage ratios.

The Fund is underweight in the non-US economies. Within its US holdings, the Fund maintains a bias toward those with a higher percentage of domestic revenue. Europe will be challenged by energy concerns heading into the winter. Finally, and after years of denial, investors are turning downbeat on Chinese growth prospects and equity market performance—and with good reason. The catalyst for improved China sentiment requires changes to the zero-Covid -19 policy, but China has painted itself into a corner. Beijing would need to go overboard with stimulative policy to shift the grave winds blowing over the Chinese economy, but such a policy shift is unlikely.

What is your macro perspective heading into 2023?

The monetary setting is troubling, yet fundamentals are resilient. The enemy of equities is not inflation but deflation in output and profits, which we believe is unlikely until late 2023 at the earliest.

Policy uncertainty argues for diversification across the long portfolio, which is balanced between select quality GARP1 opportunities and cyclicals that have become "too cheap" on recession fears.

Markets are dealing with multiple headwinds to economic growth rather than the momentous conditions for a severe financial recession. As inflation risks ebb, tail risks will diminish accordingly.

Today's negative sentiment is infectious, driving broad de-risking by investors. Yet we believe the medium-term outlook for equities is improving, and the Fed will "pause to assess the outlook" before year-end.

Turning points in inflation are veiled in uncertainty. This is especially true in a post-Covid -19 era that has bifurcated the winning and losing industries across an economy that is still absorbing the footprint of the pandemic. Some sectors of the economy have begun to disinflate rapidly, whereas others are still struggling to normalize supply.

We are firmly in the disinflation camp. It is our opinion that the inflation surge of the past five quarters will reverse symmetrically over the next four to five quarters. Pricing pressures are easing broadly—in some places modestly—but in others decisively.

If we do not see further incremental policy tightness by the Fed, the bad news on policy is almost certainly priced into markets. Traditional analysis implies we should not see the consequences of this tighter policy on the economy until much later in 2023. This creates a window of opportunity for investors that opened at some point in October 2022 and, possibly, extends into spring of 2023.

www.calamos.com

Calamos Phineus Long/Short Fund   (Unaudited)

Today, investors are positioned for heightened volatility as everyone awaits more clarity on policy. At the same time, the medium-term outlook for equities appears more favorable. Corporate profitability remains resilient, and valuation excesses have been wrung out of most stocks. Investor sentiment is at negative extremes, underscoring that many of today's concerns are already "in the price."

Although the risks of recession have heightened, we believe an actual downturn is neither imminent nor likely to be severe. Whether one looks at the yield curve (3-month to 10-year yields), growth in money aggregates, the housing cycle, or corporate margins, the message is the same. Material demand risk may not appear until much later in 2023.

And when recession does appear, there is a good chance it will be mild. First, the balance sheets of households and the corporate sector remain strikingly healthy based on key metrics like debt-to-income ratios and liquidity levels. The seeds of the end of any expansion are normally behaviors that lead to excessive spending and borrowing, which has not happened in the current cycle.

Another reason for optimism is that many recessions have been exacerbated by a banking crisis, which is another way of saying that private sector balance sheets came under stress. Yet the current US banking industry is squeaky clean. Finally, the footprint of the pandemic implies that any downturn in demand could feel relatively mild because the supply side of the economy is still catching up with demand.

Although the economy faces headwinds in key sectors like housing, the nuanced query may be what kind of slowdown will it be, as opposed to the binary question of whether a recession will come or not. And here, the nature of risks to housing, consumers and corporate balance sheets as well as the role of inflation versus deflation become paramount.

Today's problem is inflation not deflation, which is a radically different setting for incomes and balance sheets across the private sector. This reality implies that it would be nearly impossible to have the kind of deleterious collapse in the economy that occurred in late 2008.

What are your closing thoughts for Fund shareholders?

We expect equities to find key support in the coming weeks. Before the infamous "Fed put" became embedded in investor psychology, equity bottoms were a process that typically included double bottoms or a retest of important lows, just as the June low is now being tested. Today's pattern is consistent with a gradual stabilization of equity values into year-end.

This constructive setting at the margin assumes no incremental policy tightness by the Federal Reserve and, thus, the bad news on the policy side is priced into markets. This is consistent with a stabilization in equity values. The skew of risk will be more to the upside if the mix of inflation and employment data can highlight a gradual post-pandemic normalization in the structure of economic growth.

We are balancing heightened uncertainty in the short-term—reflected in investor pessimism and broad de-risking—with improving medium-term prospects for equities. For the portfolio, this has implied more tactical positioning shifts and the execution of option strategies that can mitigate further downside without limiting the upside opportunity.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund   (Unaudited)

What is not embedded in today's markets is the possibility that the Fed manages to thread this narrow needle of policy normalization, leading to moderating economic growth, stable interest rates, and sustained corporate profits as nominal measures of economic activity remain comfortably positive. This is the story for 2023 if a window of disinflation emerges.

Looking beyond this, the long bull market in financial prices ended in December 2021. We believe the major indices will move in a broad range-bound pattern between today's levels and the former highs for much of the current decade. This amounts to a reconstitution of the investment landscape as the long era of price stability is replaced by a new experience of quasi price instability.

We are committed to the view that equities will bottom through late autumn with the setting becoming more constructive as disinflation takes hold in 2023.

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Phineus Long/Short Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-5.44%	4.52%	7.06%
With Sales Charge	-9.93	3.52	6.54
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-6.20	3.74	6.26
With Sales Charge	-7.14	3.74	6.26
Class I Shares (With Predecessor) – Inception 5/1/2002	-5.25	4.77	7.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.36%, Class C shares is 3.11% and Class I shares is 2.11%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The MSCI World Index (US Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund   (Unaudited)

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

The convertible and equity markets were challenged during the 12 months ("annual period") that ended October 31, 2022, by recession concerns, inflation, elevated oil prices, rising interest rates and supply chain disruptions from the Covid-19 pandemic. Against this volatile backdrop, the US convertible market, represented by the ICE BofA All US Convertibles Index (VXA0), declined -20.26% and lagged behind the S&P 500 Index return of -14.61%. Calamos Convertible Fund returned -22.09% (Class I shares at net asset value), moderately trailing the convertible index.

Since the Class I shares inception on June 25, 1997, the Fund has returned 7.80% on an annualized basis in line with an annualized gain of 7.96% for the ICE BofA All US Convertibles Index (VXA0) and a 7.98% annualized return for the S&P 500 Index.

What factors influenced performance during the annual period?

The convertible market is well represented by small and mid-sized growth issuers. The annual period was especially challenging for these issuers as evidenced by the -27.38% decline of the Russell 2500 Growth Index. Given that the underlying stocks of the convertible market declined -34.50%, convertibles provided downside risk mitigation by participating in only 58% of the decline of their underlying stocks. The equity market decline also meant that convertibles moved closer to their bond floor.

From an economic sector perspective, the Calamos Convertible Fund benefited from its underweight allocation in the real estate sector and its favorable selection in the information technology and materials sectors. In information technology, the Fund benefited from its relatively overweight position within the strong-performing semiconductor equipment industry. In addition, selection in the semiconductor equipment, semiconductors, and data processing & outsourced services industries held up better than index peers. In materials, the Fund benefited from strong security selection in the steel industry. Conversely, selection in the health care sector, an underweight allocation and selection in utilities, and an overweight allocation in the consumer discretionary sector detracted from results. The Fund's holdings in biotechnology, life sciences tools and services, and healthcare technology lagged within health care. In the utilities sector, selection in the electric utilities industry was a drag on performance.

How is the Fund positioned?

During this environment of uncertainty and volatility, we remain focused on managing the risk/reward trade-offs within a portfolio. Convertibles are hybrid securities that can act like equities or bonds, depending on movements in the markets. Although the asset class is diversified across market caps and sectors, small and mid-cap companies are well represented, as we mentioned earlier. Equity valuations have declined markedly among small and mid caps, including many companies that issued convertibles to fund their growth initiatives. To take advantage of the reset in the equity markets, we have maintained our emphasis on balanced convertibles with favorable asymmetric risk/reward profiles. Because this segment offers a healthy blend of equity and fixed income characteristics,

OVERVIEW

The Fund invests primarily in convertible securities of US companies that are diversified across market sectors and credit quality.

KEY FEATURES

◼  Leverages more than four decades of research and experience in convertible security investing.

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

www.calamos.com

Calamos Convertible Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	33.7%
Health Care	20.4
Consumer Discretionary	15.6
Communication Services	7.6
Industrials	6.3
Utilities	4.9
Energy	3.4
Materials	2.6
Financials	2.3
Consumer Staples	0.6
Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

balanced convertibles can provide upside equity participation while potentially dampening downside volatility.

Additionally, as credit spreads have widened across fixed income markets, we have selectively invested in convertibles with more pronounced fixed income attributes ("busted convertibles") that we believe can benefit from spread improvement and provide a positive yield to maturity. However, consistent with our focus on risk management, we seek to avoid the most distressed portion of the busted convertible market.

Growth sectors such as technology, health care and consumer discretionary remain the largest allocations in the portfolio. We favor companies that are executing well despite macro uncertainties and can potentially benefit from increased demand for products and services that enhance productivity to offset rising corporate costs. We are also emphasizing companies positioned to benefit from longer-term secular themes such as energy efficiency and cybersecurity. Financials are the largest relative underweight in the Fund. Convertible structures in the sector tend to have unfavorable risk/reward characteristics, and many issuers are susceptible to the negative impact of higher interest rates.

What closing thoughts do you have for Fund shareholders?

Persistent inflationary pressures and monetary policy tightening are expected to contribute to high levels of uncertainty across the financial markets. This heightened volatility is likely to persist until there is greater clarity on the path of these risks, but we believe that short-term volatility can create longer-term opportunity and that the Calamos Convertible Fund is well positioned to participate in a market rebound while offering downside risk mitigation should the market look to retest recent lows.

To say that the equity and credit markets have experienced turbulence because of rising inflation and interest rates as well as intense geopolitical risks is stating the obvious. Convertibles have not been immune to this increase in volatility, which has also contributed to the subdued pace of new convertible issuance. While we anticipated a deceleration in the annual volume of new convertibles after back-to-back years of near-record amounts, issuance during the annual period was impacted by heightened global uncertainty fomented by multiple factors. Issuance accelerated toward the latter part of the annual period, and we expect the pace of new issuance to achieve a brisk clip once macro uncertainty subsides. Typically, after periods of volatility-induced slowdowns in new capital market issuance, the convertible market tends to be one of the first to reopen, and the initial deals tend to be attractively priced. We also anticipate—and would welcome—higher cash coupons given the overall rise in interest rates across markets. Despite the issuance slowdown, the strong issuance from 2020 and 2021 expanded the market and pushed back the maturity wall in the existing convertible market, which provides attractive opportunities in our view.

While this is a short window, we have been encouraged by the positive convexity convertibles have shown late in the annual period. Having participated in the July through mid-August rally, convertibles also held up better relative to other risk assets during the late August through September decline.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Convertible Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	-22.29%	8.14%	8.12%
With Sales Charge	-24.04	7.65	7.59
Class C Shares – Inception 7/5/96
Without Sales Charge	-22.88	7.33	7.31
With Sales Charge	-23.55	7.33	7.31
Class I Shares – Inception 6/25/97	-22.09	8.42	8.39

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.08%, Class C shares is 1.83% and Class I shares is 0.83%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the US CV Index (VYLD), Total Return Alternatives represented by the US CV Index (VTOT), or Equity Alternatives represented by the US CV Index (VEQU).

The ICE BofA Total Return US Convertibles Index is a subset of ICE BofA All US Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofA Yield Alternative US Convertibles Index (VYLD) is a subset of ICE BofA All US Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofA Equity Alternative US Convertibles Index (VEQU) is a subset of ICE BofA All US Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund   (Unaudited)

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

The convertible and equity markets were challenged during the 12 months ("annual period") ended October 31, 2022, by recession concerns, inflation, elevated oil prices, rising interest rates and supply chain disruptions from the Covid-19 pandemic. Against this volatile backdrop, the global convertible market, represented by the Refinitiv Global Convertible Bond Index, declined -23.85% and lagged behind global equities in developed markets as represented by the MSCI World Index's -18.09% return. Calamos Global Convertible Fund returned -25.82% (Class I shares at net asset value), moderately underperforming the convertible benchmark index.

What factors influenced performance during the annual period?

Small- and mid-cap growth issuers are well represented in the global convertible market, and the annual period proved to be especially challenging for convertibles issued by these smaller companies. The underlying stocks of the Refinitiv Global Convertible Bond Index were down -38.72% on average, significantly underperforming the broader equity market. Although convertibles underperformed the MSCI World Index, they demonstrated their resilience on the downside by participating in only 62% of their underlying stocks' decline. As the equity market moved lower, convertibles moved closer to their bond floor, further improving their downside resilience. At the end of the annual period, more than half of the global convertible market was priced below par.

During the period, the Federal Reserve (the Fed) raised its fed funds target rate from 0.00% – 0.25% to 3.00% – 3.25%. The Bloomberg Global Aggregate Bond Index yield to maturity also increased 252 basis points to 3.82%. In addition, global high yield corporate credit spreads widened 180 basis points to 559 basis points, according to Bloomberg. Rising interest rates and widening credit spreads impeded the bond component of convertibles during the annual period.

From an economic sector attribution perspective, the Calamos Global Convertible Fund benefited from security selection in the consumer discretionary sector, where holdings in the internet & direct marketing retail and hotels, resorts & cruise lines industries held up better than index names. Favorable security selection in the communication services sector also added value. Specifically, the portfolio benefited from a relatively heavy position in the strong-performing wireless telecommunication services sector in addition to a strong selection in the cable & satellite industry. The sectors that most detracted from performance were health care and information technology. Within health care, an underweight allocation and security selection in the biotechnology industry held back the relative return as did holdings within the health care equipment industry. In information technology, the relative return was hindered by security selection within the application software, semiconductor equipment, and systems software industries.

From a geographic perspective, the Fund benefitted from favorable selection in Emerging Latin America and Emerging Europe & South Africa. Security selection within Europe, the United States and Japan held back the relative result.

How is the Fund positioned?

We remain focused on maintaining an attractive risk/reward profile in the Fund. Convertible securities vary in their levels of equity and fixed income sensitivity, and

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Provides broadly diversified exposure to the global convertible bond universe.

◼  Leverages more than 40 years of research in convertible security investing.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Blends global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

www.calamos.com

Calamos Global Convertible Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	29.3%
Consumer Discretionary	18.9
Health Care	14.1
Communication Services	11.4
Financials	8.6
Utilities	4.8
Industrials	3.8
Materials	3.0
Energy	2.6
Real Estate	1.9
Consumer Staples	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

we adjust the Fund's overall exposures on an ongoing basis. During the annual period, the delta or equity sensitivity of convertibles declined as convertibles retreated closer to their bond floors when their underlying equities dropped in value. Although we added equity exposure through investments in new issues, this was offset by the decline in the delta. As a result, the Fund's overall level of equity sensitivity declined during the annual period and is currently in line with the global convertible market as measured by the Refinitiv Global Convertible Bond Index.

Despite the slowdown in issuance and the challenging market environment, we have found opportunities to put cash to work and rebalance the portfolio in response to evolving market conditions. This includes investing in convertibles with balanced risk/reward attributes as well as select convertibles trading near their bond floor ("busted convertibles") that offer favorable yield-to-maturity characteristics.

From a sector standpoint, the Fund's largest sector weightings include information technology, consumer discretionary and health care. The lightest allocations reside in the consumer staples, energy and materials sectors. Relative to the Refinitiv Global Convertible Bond Index benchmark, information technology, consumer discretionary and health care represent the largest overweights, whereas the industrials, communication services and materials sectors make up the most significant relative underweight allocations.

From a regional perspective, the United States and Europe constitute the largest allocations, and Emerging Europe & South Africa and Canada represent the lightest allocations. The Fund is underweight in Europe, reflecting both the paucity of bottom-up opportunities and the concerning macro environment.

What closing thoughts do you have for Fund shareholders?

The global outlook is murky given rising interest rates in the United States. The Federal Reserve is determined to break the back of inflation; although this should be good news in the long run, we worry that the Fed may break something else in the process—perhaps the most over-leveraged parts of the UK pension industry that the Bank of England essentially bailed out recently. The US labor market has remained surprisingly resilient, but conditions point to a recession on the horizon. In Europe, the outlook is bleaker, given the continued war waged by Russia on Ukraine. The strength of the US dollar is also not making it any easier for Europe to get through its energy crisis.

After two years of near-record issuance, global convertible issuance, and IPO activity in other asset classes, has been slow in 2022. This slowdown in convertible issuance normally occurs during periods of equity market volatility. For example, after Lehman Brothers went under in 2008, we did not see a new convertible issued until March 2009. Although we do not expect that long a lull in issuance and we saw issuance begin to pick up late in the annual period, it may be a bit longer before the taps fully reopen. When they do, we expect to see a deluge of paper. Usually when equity capital markets are closed, convertibles are the first to reopen, and the early deals are often attractively priced.

We believe that convertibles provide an attractive way for investors to take some risk off the table while staying invested in the equity market. The recent pullback in the underlying stocks of convertible issuers has resulted in overall equity sensitivity toward the lower end of the post-Covid-era range. Convertibles have also moved closer to their bond values, as evidenced by the fact that more than half of the convertible market traded below par at the end of the annual period.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund   (Unaudited)

Although we view convertibles to be strategic allocations that should be held over full market, economic and interest rate cycles, the pullback and volatility in the market fomented by rising rates may provide tactical opportunities in addition to strategic ones. For many investors, it's tough to buy equities when volatility is occurring, and convertibles are a way to have equity exposure with less equity market sensitivity.

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-26.01%	3.28%	4.07%
With Sales Charge	-27.67	2.81	3.42
Class C Shares – Inception 12/31/2014
Without Sales Charge	-26.58	2.51	3.30
With Sales Charge	-27.22	2.51	3.30
Class I Shares – Inception 12/31/2014	-25.82	3.55	4.34

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.25%, Class C shares is 2.00% and Class I shares is 1.00%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%, 1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

www.calamos.com

Calamos Timpani Small Cap Growth Fund   (Unaudited)

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
C Shares	CTCSX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
C Shares	128120318
I Shares	128120391
R6 Shares	128120383

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Timpani Small Cap Growth Fund posted a return of -37.57% (Class I Shares at net asset value), underperforming the -26.02% loss of the Russell 2000 Growth Index.

Since Class I shares inception on March 23, 2011, the Fund has returned 10.67% on an annualized basis, while the Russell 2000 Growth Index returned 8.53% over the same period. We believe these comparisons demonstrate the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take to tame inflation. Before the start of this annual period, the Fed increased its inflation forecasts, in turn raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer duration equities (businesses whose value significantly depends on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and, by the end of the annual period, had raised rates five times for a total of 300 basis points, while pointing to additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, though the decline has been interrupted by several strong rallies, which offered hope the worst economic fears may have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally, in advance of a significant and contentious midterm election in the United States. Adding to investors' woes over the annual period, the bond market delivered difficult performance as evidenced by the Bloomberg US Aggregate Bond Index's -15.68% return.

Small-cap stocks started their decline in November, which was a bit earlier than the broad market as represented by the S&P 500 Index. Macro concerns dominated investor sentiment as many small company stocks, especially growth stocks, saw share prices decline despite favorable earnings reports and positive company guidance. Companies that had exhibited strong growth and stock performance previously were punished as investors took a doubtful view of earnings and stock valuations in light of potential increases to interest rates and the cost of capital going forward. Small caps lagged large caps, and within the small-cap space, growth stocks lagged value stocks. The Russell 2000 Growth Index -26.02% decline trailed the Russell 2000 Value Index's -10.73% return. That said, small-cap growth stocks outperformed the S&P 500 Index over the last

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund   (Unaudited)

six months of the annual period—perhaps an indication that the sell-off in the space was overdone relative to the broad market.

For the full annual period within the Russell 2000 Growth Index, energy was the big winner with a 33% gain because of global supply concerns. The defensively oriented consumer staples (-7%) sector, materials (-8%), utilities (-13%) and industrials (-16%) each outperformed the benchmark, whereas financials (-27%), consumer discretionary (-30%), health care (-33%), information technology (-33%), real estate (-38%), and communication services (-41%) all lagged the index.

The Fund's performance received a boost from sector allocation decisions. The portfolio began the period with an overweight to the energy sector and maintained it over the course of the annual period, though we selectively added or reduced individual names throughout the course of the year. Because energy was the top-performing sector for the period, the overweight was strongly positive. Our view that long periods of underinvestment in energy business would create strong demand for equipment and services businesses as well as drillers came to fruition. The portfolio's underweight to the lackluster health care sector was also additive to relative performance, most notably an underweight to the biotechnology industry.

Security selection most negatively affected relative performance for the period. Market sentiment changed dramatically around high-growth businesses at the start of the annual period. Companies that had seen strong relative outperformance largely because of strong growth were punished most significantly during the annual period. Often, these businesses delivered strong earnings and revenues during their quarterly announcements, but the market grew skeptical about the prospects for higher growth businesses going forward. Security selection within health care, industrials, and information technology detracted from performance relative to the Russell 2000 Growth Index, though selection within financials was strongly additive. The market assigned a massive and negative rerating to growth businesses across equity markets but was most negative within the small-cap growth space. Broadly speaking, small-cap growth companies that delivered strong quarterly earnings announcements saw their stock prices tumble, and those that did not deliver or gave cautious outlooks were discounted even more significantly. As mentioned previously, the tide began to shift in the second half of the annual period as the Fund and small-cap growth stocks outperformed the broad market represented by the S&P 500 Index.

How is the Fund positioned?

For sector positioning, the most notable changes that occurred from the beginning of the annual period until its close involved increases to health care and consumer staples, with a decrease to consumer discretionary. In addition, energy went from a significant overweight at the start of the period to a modest overweight. Thanks to new additions within health care, the sector migrated from a significant underweight at the beginning of the period to a significant overweight. Health care additions included new, disruptive devices or treatments, which further spurred on already favorable growth in these spaces. Although consumer staples can be thought of as more defensive, we have selectively added to the sector in more dynamic growth areas rather than traditional, defensive, and low-growth consumer staples names.

We continue to hold investments in both long-term secular growth stocks and certain cyclical growth stocks that should benefit meaningfully from a continued economic uptick.

SECTOR WEIGHTINGS

Information Technology	27.0%
Health Care	26.4
Industrials	13.8
Energy	9.6
Consumer Staples	9.4
Consumer Discretionary	8.5
Financials	5.0
Materials	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Timpani Small Cap Growth Fund   (Unaudited)

What closing thoughts do you have for Fund shareholders?

There are many signs the economy is slowing. The ongoing debate relates to the potential magnitude of future weakness. There are some bright spots for the broad market, especially relating to small-cap growth stocks. For one, we believe that inflation has likely peaked, and typically that has triggered a rally in stocks over the next 12 months, with or without a recession. Specifically, since 1942, there have been 17 spikes in inflation and the S&P 500 Index has rallied an average of 13.2% over the following 12 months after each spike, gaining 17.2% in the absence of a recession (nine of 17 occasions) and 8.8% with a recession (eight of 17 occasions).

In addition, seasonality has moved from negative to positive, although we expect volatility to continue. Since 1982, stocks have typically rallied beginning 26 business days prior to the November midterm elections (source: RBC). This year, we saw the market move upward starting in mid-October. Also, stocks historically have tended to rally over the six-month and 12-month periods after the midterm elections, with small caps and micro caps leading. This time, according to data from the Leuthold Group, small caps and microcaps also happen to be entering this period with extremely low relative valuations.

Another important point is we have invested through big drawdowns like this before and believe we are advantageously positioned for a snapback over the long term. Our portfolio is also smaller cap than our benchmark. Therefore, if conditions normalize and small caps assume a leadership role in line with the long-term historical trend, we believe our portfolio will be well positioned.

These are certainly intriguing statistics, but we would note that each cycle brings its own dynamics. This time, for the rally to begin and be sustained, we likely need bond yields to settle down and the Federal Reserve to become less hawkish at the margin.

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund   (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	-37.71%	8.71%	7.46%
With Sales Charge	-40.67	7.66	6.87
Class C Shares – Inception 6/28/21^
Without Sales Charge	-38.18		-28.12
With Sales Charge	-38.80		-28.12
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	-37.57	9.03	11.85
Class R6 Shares – Inception 6/1/19^	-37.51		7.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.11%, Class I shares is 1.11% and Class R6 shares is 1.02%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses of Class A, Class C and Class I shares are limited to 1.30%, 2.05%, 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the US that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Timpani SMID Growth Fund   (Unaudited)

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-months ended October 31, 2022 ("annual period"), Calamos Timpani SMID Growth Fund posted a return of -36.95% (Class I Shares at net asset value), trailing the -27.38% loss for the Russell 2500 Growth Index.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take in an effort to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer duration equities (businesses whose values significantly depend on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period had raised rates five times for a total of 300 basis points while pointing to additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, although the decline has been interrupted by several strong rallies, which offered hope that the worst of economic fears may have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally, in advance of a significant and contentious midterm election in the United States. Adding to investors' woes over the annual period, the bond market delivered difficult performance as evidenced by the Bloomberg US Aggregate Bond Index's -15.68% return.

Small-cap stocks started their decline in November, a bit earlier than the broad market as represented by the S&P 500 Index. Macro concerns dominated investor sentiment as many small company stocks, especially growth stocks, saw share prices decline despite favorable earnings reports and positive company guidance. Companies that had exhibited strong growth and stock performance previously were punished as investors took a doubtful view of earnings and stock valuations in light of potential increases to interest rates and the cost of capital going forward. Small caps lagged large caps, and within the small-cap space, growth stocks lagged value stocks. The Russell 2500 Growth Index -27.38% decline trailed the Russell 2500 Value Index's -10.66% return. That said, small-cap growth stocks did outperform the S&P 500 Index over the last six months of the annual period—perhaps an indication that the sell-off in the space was overdone relative to the broad market.

For the full annual period within the Russell 2500 Growth Index, energy was the big winner with a 39% gain because of global supply concerns. The defensively

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund   (Unaudited)

oriented utilities (-7%) and consumer staples (-15%) sectors also fared better than market, whereas materials (-16%), industrials (-20%), and financials (-22%) each outperformed the benchmark, and real estate (-28%), information technology (-31%), consumer discretionary (-32%), health care (-36%) and communication services (-42%) all lagged the index.

The Fund's performance received a boost from sector allocation decisions. The portfolio began the period with an overweight to the energy sector and maintained it over the course of the annual period, although we selectively added or reduced individual names throughout the course of the year. Because energy was the top-performing sector for the period, the overweight was strongly positive. Our view that long periods of underinvestment in energy business would create strong demand for equipment & services businesses as well as drillers served the portfolio well, even before the Russia-Ukraine war and supply disruptions came to the fore. The portfolio's underweight to the lackluster health care sector was also additive to relative performance, most notably an underweight to the biotechnology industry.

Security selection was the overarching detractor to relative performance for the period. Market sentiment changed dramatically around high-growth businesses at the start of the annual period. Companies that had seen strong relative outperformance largely because of strong growth were punished most significantly during the annual period. Often these businesses were able to deliver strong earnings and revenues during their quarterly announcements, but the market grew skeptical about the prospects for higher growth businesses going forward. Security selection within information technology, health care and industrials detracted from performance relative to the Russell 2500 Growth Index, although selection within financials was strongly additive. The market assigned a massive and negative rerating to growth businesses across equity markets but was most negative within the small-cap growth space. Broadly speaking, small-cap growth companies that delivered strong quarterly earnings announcements saw their stock prices tumble, and those that did not deliver or gave cautious outlooks were discounted even more significantly. As mentioned previously, the tide began to shift in the second half of the annual period as the Fund and small-cap growth stocks outperformed the broad market represented by the S&P 500 Index.

How is the Fund positioned?

Regarding sector positioning, the most notable changes that occurred from the beginning of the annual period until its close involved increases to health care and consumer staples with a decrease to consumer discretionary and information technology. In addition, energy grew as an absolute weight but remained fairly stable as an overweight during the period. Within health care, the sector migrated from a significant underweight at the beginning of the period to a significant overweight. Health care additions included new and disruptive devices or treatments, and this follows on the heels of already favorable growth in these spaces. Although consumer staples can be thought of as more defensive, we have selectively added to the sector in more dynamic growth areas rather than traditional, defensive and low-growth consumer staples names.

We continue to hold investments in both long-term secular growth stocks and certain cyclical growth stocks that should benefit meaningfully from a continued economic uptick.

SECTOR WEIGHTINGS

Health Care	21.7%
Industrials	20.8
Information Technology	19.9
Consumer Discretionary	10.6
Energy	10.0
Consumer Staples	8.6
Financials	7.6
Materials	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Timpani SMID Growth Fund   (Unaudited)

What closing thoughts do you have for Fund shareholders?

There are many signs the economy is slowing. The ongoing debate relates to the potential magnitude of future weakness. There are some bright spots for the broad market, especially relating to small-cap growth stocks. For one, inflation has likely peaked; and typically, that has triggered a rally in stocks over the next 12 months, with or without a recession. Specifically, since 1942, there have been 17 spikes in inflation and the S&P 500 Index has rallied an average of 13.2% over the following 12 months after each spike, gaining 17.2% in the absence of a recession (nine of 17 occasions) and 8.8% with a recession (eight of 17 occasions).

In addition, seasonality has moved from negative to positive, although we expect volatility to continue. Since 1982, stocks have typically rallied beginning 26 business days prior to the November midterm elections (source: RBC). This year, we saw the market move upward beginning in mid-October. Also, stocks historically have tended to rally over the 6-mnth and 12-month periods after the midterm elections, with small caps and micro caps leading. This time, according to data from the Leuthold Group, small caps and microcaps also happen to be entering this period with extremely low relative valuations.

Another important point is that we have invested through big drawdowns like this before and believe we are advantageously positioned for a snapback in the long term. Our portfolio is also smaller cap than our benchmark. Therefore, if conditions normalize and small caps assume a leadership role in line with the long-term historical trend, we believe our portfolio will be well positioned.

These are certainly intriguing statistics, but we would note that each cycle brings its own dynamics. This time, for the rally to begin and be sustained, we likely need bond yields to settle down and the Federal Reserve to become less hawkish at the margin.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund   (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	-37.07%	4.19%
With Sales Charge	-40.07	2.64
Class I Shares – Inception 7/31/19
Without Sales Charge	-36.95	4.45
Class R6 Shares – Inception 7/31/19	-36.95	4.45

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.79%, Class I shares is 1.55% and Class R6 shares is 1.48%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth Fund   (Unaudited)

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of US companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

◼  Seeks to provide attractive returns through an emphasis on higher-growth US companies spanning the full range of market capitalizations and sectors. Draws on more than three decades of experience in growth investing.

◼  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

◼  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of US companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2022 ("annual period"), Calamos Growth Fund returned -30.43% (Class I shares at net asset value), lagging the S&P 1500 Growth Index return of -23.88%. Market conditions changed dramatically from the prior one-year period, during which the Fund returned 46.40%.

Since the inception of Class I shares on September 18, 1997, the Fund has returned 10.36% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 8.21% over the same period, and the S&P 500 Index returned 7.75%. We believe these comparisons demonstrate the Fund's ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer duration equities (those businesses whose values significantly depend on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but most notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period, it had raised rates five times for a total of 300 basis points while pointing to additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, though the decline has been interrupted by several strong rallies, which offered hope that the worst economic fears might have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally, in advance of a significant and contentious midterm election in the United States. Adding to investors' woes over the annual period, the bond market delivered stomach-churning performance as evidenced by the Bloomberg US Aggregate Bond Index's -15.68% return.

Within the S&P 1500 Growth Index, only three sectors were able to post positive returns for the period: energy (though little more than 1% of the index weight) gained 52% on supply concerns, whereas more defensively oriented utilities (+5%) and consumer staples (+2%) also gained as investors sought to reduce risk. Materials (-7%), health care (-12%), industrials (-15%), financials (-18%), real estate (-21%) and information technology (-22%) each outperformed the index, while consumer discretionary (-33%) and communication services (-48%) significantly lagged.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund   (Unaudited)

Security selection within the financials sector was additive to relative Fund performance for the period. Specifically, our holdings in regional banks and consumer finance represented major contributors. Security selection within the health care sector also boosted results, notably holdings in pharmaceuticals and managed health care. The Fund's average overweight to the health care sector was also supportive on a relative basis. The Fund started the period at an underweight relative to the benchmark index but saw its health care weight increase over the course of the year.

Individual position selection within information technology was the Fund's biggest detractor to relative performance. Holdings in the internet services & infrastructure and the technology hardware, storage & peripherals industries lagged on a relative basis. Additionally, an underweight to the sector over the course of the period slightly detracted because the sector was a marginal outperformer for the period, despite the market's general preference away from growthier and long-duration sectors. Communication services holdings slightly lagged those of the benchmark. Security selection within the movies & entertainment and the interactive media & services industries of the sector hurt relative returns. Selection in the industrials sector also hindered performance over the period.

How is the Fund positioned?

As we have noted previously, we continue to see many attractive opportunities in what we call "fortress growth" companies that have been unduly caught up in the broader sell-off. These are industry champions that offer well-established economic moats and should provide reliable cash flow generation for years to come. We are also maintaining our investments in a handful of smaller-cap, dynamic growth names that should generate outsized revenue and profit growth, despite a potentially weakening US economy. In many cases these smaller-cap names have been sold off to extremely low relative valuations yet still offer strong growth opportunities.

The Fund did raise its allocation to more defensive consumer staples during the period and also saw an increase to health care—a sector in which many companies' cash flows are less dependent on high or accelerating GDP growth. That said, it should be noted that the valuations of defensive areas of the market are trading at premiums relative to cyclical areas based on forward price-to-earnings ratios. As such, the Fund continues to own a mix of growth opportunities. As always, we continue to believe that prudent stock selection, constant risk management, and patience are the keys to success in markets such as these.

What closing thoughts do you have for Fund shareholders?

Volatile markets are never easy, and we expect many investors will be surprised that, despite the ups and downs and tremendous negative sentiment, the last third of the annual period saw a marginally positive yet volatile period for Fund and market performance. Looking ahead, we are confident the current wall of worry will be less severe than feared. Interest rates are expected to end the year around 4.00% to 4.25%, but we believe that future rate hikes should be more modest from there. Supply chains are healing rapidly, and inventory levels are now healthy. At the same time, consumers still have relatively strong balance sheets, and the job market remains healthy overall. All these conditions should lay the foundation for solid, even if more muted, earnings growth going forward.

SECTOR WEIGHTINGS

Information Technology	37.4%
Consumer Discretionary	15.4
Health Care	12.8
Communication Services	8.0
Financials	6.7
Industrials	6.6
Energy	3.2
Consumer Staples	3.1
Materials	1.8
Other	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth Fund   (Unaudited)

At the time of this writing, we've just passed the midterm elections. Though the final outcomes are still to be determined, it appears that the US will have a divided or balanced Congress, which typically translates to more moderate government actions—traditionally a positive from the market's point of view. Historically, this is seasonally a stronger period for equity markets—the period just before and well after midterm elections. While these factors both speak well for markets, we believe volatility will remain elevated as the European energy crisis and broader economic impacts from a still-recovering, zero-Covid-19 China plays out. Inflation appears to have peaked, though it will likely take a few months or quarters to return to more normal levels. We believe that long-term investors will look back and realize that the earnings power of US growth companies were not permanently damaged. America remains one of the most dynamic financial markets in the world, and we don't believe that will change. As interest rates stabilize and earnings growth resumes, we believe the rally in growth stocks will as well.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	-30.58%	7.86%	10.15%
With Sales Charge	-33.88	6.82	9.62
Class C Shares – Inception 9/3/96
Without Sales Charge	-31.12	7.07	9.33
With Sales Charge	-31.64	7.07	9.33
Class I Shares – Inception 9/18/97	-30.43	8.13	10.42

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance results do not include adjustments made for financial reporting purposes in accordance with US generally accepted accounting principles and may differ from amounts reported in the financial highlights.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.28%, Class C shares is 2.04% and Class I shares is 1.03%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth and Income Fund   (Unaudited)

OVERVIEW

The Fund invests primarily in US equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◼  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Growth and Income Fund posted a return of -15.55% (Class I Shares at net asset value). In comparison, the S&P 500 Index returned -14.61%, and the ICE BofA All US Convertibles ex Mandatory Index registered a loss of -21.86% for the annual period. We manage this Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. For the annual period, Calamos Growth and Income Fund captured 86% of the all-equity index's returns. Since its Class I shares inception on September 18, 1997, the Fund has returned 9.38% on an annualized basis versus a 7.75% gain for the S&P 500 Index and an 8.03% return for the ICE BofA All US Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, whereas a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.76 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market as measured by the S&P 500 Index and with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take in an effort to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer duration equities (those businesses whose values significantly depend on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period had raised rates five times for a total of 300 basis points while pointing to additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, although the decline has been interrupted by several strong rallies that offered hope that the worst economic fears may have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally in advance of a significant and contentious US midterm election. Adding to investors' woes over the period, the bond market delivered a difficult performance as evidenced by the Bloomberg US Aggregate Bond Index's -15.68% return.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund   (Unaudited)

Convertible securities also saw a precipitous decline of -17.07% for the period, as reported above. Although convertible securities historically haven't declined more than the broad equity market, investors were highly averse to small to mid-sized growth companies during the annual period, and the underlying equities of convertible issuers (which lean heavier toward small and mid caps) saw a drop of approximately -37% during the 12-month period—similar to the performance of small-cap or mid-cap growth equity indices. When measured against the underlying equities, convertible securities did offer more traditional downside resilience. More recently, convertible securities have participated to a higher degree in a more traditional pattern relative to the broad equity market as small and mid-sized growth businesses have been under less intense selling pressure than they were during the first few months of this annual period.

Within the equity market, value stocks were more in favor over the period, as noted earlier. The S&P 500 Value Index declined -3.66% for the past 12 months, whereas the S&P 500 Growth Index fell -24.43%, and the overall S&P 500 Index returned -14.61%. In the S&P 500 Index, energy was the big winner with a 65% return as a result of global supply concerns. More defensively oriented areas, such as consumer staples (+5%) and utilities (+3%) fared well, whereas health care (+1%) also finished in positive territory for the period. Industrials (-8%), materials (-11%) and financials (-14%) led the overall index, whereas information technology (-20%), real estate (-21%), consumer discretionary (-29%) and communication services (-41%) lagged.

For the 12-month annual period, the Fund slightly lagged the all-equity index because of issue selection with a slight bias toward quality growth stocks versus a market that rewarded more value-oriented stocks. As mentioned, the period was an uncharacteristically difficult period for convertible bonds relative to the broad equity market, although convertible preferred securities held in the portfolio did contribute to relative performance. From a sector allocation perspective, the portfolio's overweight to energy, the equity market's leading sector, was additive as was an underweight to information technology and a temporarily higher level of cash in light of difficult market conditions. Conversely, an underweight to health care and an overweight to communication services detracted from a sector perspective. At the individual position level, selection within health care and financials lagged those of the all-equity index. Health care holdings in pharmaceuticals gained handsomely but lagged those of the all-equity index, and financials sector investments in multi-sector holdings life & health insurance held back return.

How is the Fund positioned?

We believe the best positioning for this environment remains a defensive posture with a focus on lower-risk businesses that offer lower beta, high-quality balance sheets and higher return on capital. Areas such as health care, lower beta staples, defense, software (cyber defense and system software) and parts of telecom provide some of those attributes. We have been positive on the supply/demand environment for energy, but we are turning somewhat cautious as global growth slows. From an asset class perspective, cash and short-term Treasuries are now a useful tool to lower volatility in a multi-asset class portfolio, given their current positive yields. Despite elevated absolute volatility, we are selectively using options to gain some cyclical exposure in case our watch factors surprise to the upside.

What closing thoughts do you have for Fund shareholders?

In challenging economic and market environments, we believe that balancing the long- and short-term outlooks provides the best insights for portfolio positioning.

SECTOR WEIGHTINGS

Information Technology	23.7%
Health Care	14.6
Consumer Discretionary	10.4
Financials	8.9
Communication Services	8.2
Industrials	7.3
Energy	6.2
Consumer Staples	5.5
Utilities	3.2
Materials	1.9
Real Estate	1.3
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth and Income Fund   (Unaudited)

Focusing on either one exclusively can lead to overly optimistic or pessimistic positioning that may not be warranted in the volatile markets.

We remain confident that the positive long-term growth trajectory of the US economy and the cash flow generation capabilities of US companies remain intact. The ability of management teams to seek to identify emerging short- and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we view at fair value or below fair value for a majority of US companies.

In the short term, the extreme conditions (both positive and negative) that occurred during the past two years dominated by the pandemic have not yet reverted to a more normal environment or to the long-term mean. Since mid-2021 our expectation has been for a lower growth environment in 2022 and 2023. This slower growth outlook has been exacerbated by the war in Ukraine and China's Covid-19 shutdowns. These two factors also have worsened the inflation environment, causing most central banks around the world to raise interest rates, which should further slow growth. As we have seen so far in 2022, slowing growth, high inflation and rising interest rates have led to significant declines in asset prices. We have yet to see significant reductions in earnings estimates, but we can expect that to occur in the near term for any number of reasons.

A mean reversion transition needs to occur for the challenging short-term environment to migrate to the more normalized long-term trend. We are watching several factors that would indicate this trend is occurring. Those factors include improved labor market participation; a normalization of consumer spending versus income, including lower real goods consumption; lower retail inventory levels; improved supply chains for certain areas of manufacturing; improved supply/demand for commodities (oil and food); central banks slowing their restrictive policies; resumption of activity in China; and a reduction in military activity in Ukraine. This list is long, and many of these factors may take a long time to sort out. However, the equity markets are forward looking, so improvement in any of these factors should be positive for asset markets.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	-15.77%	8.71%	9.00%
With Sales Charge	-19.76	7.66	8.47
Class C Shares – Inception 8/5/96
Without Sales Charge	-16.41	7.90	8.18
With Sales Charge	-17.21	7.90	8.18
Class I Shares – Inception 9/18/97	-15.55	8.99	9.27
Class R6 Shares – Inception 6/23/20^	-15.50		8.52

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.06%, Class C shares is 1.81%, Class I shares is 0.81% and Class R6 shares is 0.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles EX Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Dividend Growth Fund   (Unaudited)

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Dividend Growth Fund returned -14.76% (Class I shares at net asset value), in line with the S&P 500 Index return of -14.61%.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take in an effort to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer-duration equities (those businesses whose values significantly depend on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, notwithstanding the human tragedies associated with the armed conflict. The war disrupted many facets of life, but most notably, from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period had raised rates five times for a total of 300 basis points while pointing toward additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, but the decline has been interrupted by several strong rallies, which offered hope that the worst economic fears may have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally in advance of a significant and contentious US midterm election. Adding to investors' woes, the bond market delivered difficult performance as evidenced by the Bloomberg US Aggregate Bond Index, registering a -15.68% return for the period.

Within the equity market, value stocks were more in favor over the period, as noted earlier. The S&P 500 Value Index declined -3.66% for the past 12 months, whereas the S&P 500 Growth Index fell -24.43%, and the overall S&P 500 Index returned -14.61%. In the S&P 500 Index, energy was the big winner with a 65% return on account of global supply concerns. More defensively oriented areas such as consumer staples (+5%) and utilities (+3%) fared well, whereas health care (+1%) also finished in positive territory for the period. Industrials (-8%), materials (-11%) and financials (-14%) led the overall index, whereas information technology (-20%), real estate (-21%), consumer discretionary (-29%) and communication services (-41%) all lagged.

The Fund's focus on higher cash flows and higher dividend yielding securities was a positive contributor to performance over the period, but a slight bias toward stocks with higher growth attributes as a result of sector decisions hindered performance in light of the market's preference for value stocks. From a sector perspective, decisions were a net positive to relative performance. The Fund was smartly overweight in the energy sector, which was the top-performing sector, and underweight in communication services, the worst-performing sector, which was also a positive relative contributor. A slight overweight to consumer discretionary

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund   (Unaudited)

stocks detracted from a sector perspective. Individual security selections were a net drag on relative performance. Selections in consumer discretionary hindered relative performance as growthier names struggled relative to the market, and holdings in the auto parts & equipment and general merchandise stores industries hurt relative returns. Selection in financials lagged those of the market, and multi-sector holdings and our nonparticipation in life & health insurance held back return.

How is the Fund positioned?

The Fund remains broadly diversified by sector, favoring investments in dividend-paying equities. Allocations to health care and energy rose during the period, with increased weights in pharmaceuticals and integrated oil & gas. By contrast, allocations to consumer discretionary and communication services decreased over the period with reductions to internet & direct marketing retail and interactive media & services. We continue to seek higher-quality businesses with dividends or dividend growth potential, which in our view should continue to serve the portfolio well in an uncertain market environment.

What closing thoughts do you have for Fund shareholders?

In challenging economic and market environments, we believe that balancing the long- and short-term outlooks provides the best insights for portfolio positioning. Focusing on either one exclusively can lead to overly optimistic or pessimistic positioning that may not be warranted in the volatile markets.

We remain confident that the positive long-term growth trajectory of the US economy and the cash flow generation capabilities of US companies remain intact. The ability of management teams to seek to identify emerging short- and long-term trends along with the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we view at fair value or below fair value for a majority of US companies.

In the short term, the extreme conditions (both positive and negative) of the past two years, dominated by the pandemic, have not yet reverted to a more normal environment or to the long-term mean. Since mid-2021, our expectation has been for a lower growth environment in 2022 and 2023. This slower growth outlook has been exacerbated by the war in Ukraine and China's Covid-19 shutdowns. These two factors have also worsened the inflation environment, causing most central banks around the world to raise interest rates, which should further slow growth. As we have seen so far in 2022, slowing growth, high inflation and rising interest rates have led to significant declines in asset prices. We have yet to see significant reductions in earnings estimates, but we can expect that to occur in the near term for any number of reasons.

A mean reversion transition needs to occur for the challenging short-term environment to migrate to a more normalized long-term trend. We are watching several factors that would indicate this trend is occurring. These include improved labor market participation; a normalization of consumer spending versus income, including lower real goods consumption; lower retail inventory levels; improved supply chains for certain areas of manufacturing; improved supply/demand for commodities (oil and food); central banks slowing their restrictive policies; resumption of activity in China; and a reduction in military activity in Ukraine. This list is daunting, and many of these factors may take a long time to sort out. However, the equity markets are forward looking, so improvement in any of these factors should be positive for asset markets.

SECTOR WEIGHTINGS

Information Technology	25.7%
Health Care	15.8
Financials	10.5
Consumer Discretionary	10.2
Consumer Staples	7.6
Communication Services	6.4
Industrials	6.4
Energy	6.2
Utilities	3.2
Other	2.8
Materials	1.8
Real Estate	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Dividend Growth Fund   (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-15.01%	9.60%	8.86%
With Sales Charge	-19.02	8.54	8.29
Class C Shares – Inception 8/5/2013
Without Sales Charge	-15.63	8.78	8.05
With Sales Charge	-16.41	8.78	8.05
Class I Shares – Inception 8/5/2013	-14.76	9.89	9.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.04%, Class C shares is 2.78% and Class I shares is 1.80%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund   (Unaudited)

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-months ended October 31, 2022 ("annual period"), Calamos Select Fund returned -16.00% (Class I shares at net asset value), trailing the S&P 500 Index return of -14.61%.

What factors influenced performance during the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take in an effort to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants. As the Fed continued to raise inflation expectations while speaking more aggressively about interest rate hikes, longer duration equities (those businesses whose values significantly depend on high and growing cash flows over longer time frames) began to struggle in mid-to-late November 2021.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period, it had raised rates five times, totaling 300 basis points while pointing to additional aggressive hikes still to come.

The US equity market, as measured by the S&P 500 Index, peaked in early January, though the decline has been interrupted by several strong rallies, which offered hope that the worst economic fears may have already been priced into the market. At the end of the annual period, equity markets were in the midst of another solid rally in advance of a significant and contentious midterm election in the United States. Adding to investors' woes over the annual period, the bond market delivered difficult performance, as evidenced by the Bloomberg US Aggregate Bond Index's -15.68% return.

Within the equity market, value stocks were more in favor over the period, seen in the S&P 500 Value Index's modest -3.66% decline over the past 12 months, whereas the S&P 500 Growth Index fell -24.43%, and the overall S&P 500 Index declined -14.61%. Energy was the big winner in the S&P 500 Index because of global supply concerns, with a 65% return. More defensively oriented areas such as consumer staples (+5%) and utilities (+3%) fared well, and health care (+1%) also finished in positive territory for the period. Industrials (-8%), materials (-11%) and financials (-14%) led the overall index, whereas information technology (-20%), real estate (-21%), consumer discretionary (-29%) and communication services (-41%) lagged.

Overall, sector allocations were additive to the Fund's relative performance over the annual period, highlighted by an overweight to consumer staples and underweight to information technology. Although sector positioning was helpful, security selection within sectors caused a relative drag on performance. The portfolio favored names with higher growth opportunities and was not

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap US equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the US equity market.

KEY FEATURES

◼  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

◼  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

◼  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to US stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	20.7%
Health Care	15.8
Financials	11.0
Consumer Discretionary	10.5
Industrials	9.6
Consumer Staples	7.9
Communication Services	7.6
Energy	7.0
Utilities	2.4
Materials	1.6
Other	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

overweight toward the outright cheap names in the index, which the market favored during the period. Security selection within the information technology sector, notably holdings in the internet services & infrastructure and semiconductors industries, underperformed during the period, given that investors shied away from higher growth stocks. Additionally, selection within the footwear and auto parts & equipment industries of the consumer discretionary sector lagged.

How is the Fund positioned?

At the end of the period, in terms of economic sectors, the largest portfolio weight resides in information technology. Yet this sector also represents our largest underweight to the S&P 500 Index because we remain selective within this commonly long-duration equity sector. At the period's end, we hold no names within the real estate sector. The Fund maintains its overweight allocations to consumer staples and industrials relative to the index. Food distributors and railroads represent the largest industry overweights within the respective sectors. Allocations to health care and energy rose during the period, with increased weights in pharmaceuticals and integrated oil & gas. By contrast, allocations to information technology and communication services decreased over the period, with reductions to application software and interactive media & services.

What closing thoughts do you have for Fund shareholders?

Volatile markets are never easy, and we expect many investors will be surprised that, despite the ups and downs and tremendous negative sentiment, the last third of the annual period was marginally positive yet volatile for Fund and market performance. Looking ahead, we are confident the current wall of worry will be less severe than feared. Interest rates are expected to end the year around 4.00% to 4.25%, but future rate hikes should be more modest from there. Supply chains are healing rapidly, and inventory levels are now healthy. At the same time, consumers still have relatively strong balance sheets, and the job market remains healthy overall. All of these conditions should lay the foundation for solid, if more muted, earnings growth going forward.

At the time of this writing, we've just passed the midterm elections. Though the final outcomes are still to be determined, it appears that the United States will have a divided or balanced Congress, which typically translates to more moderate government actions—traditionally a positive from the market's point of view. Historically, this is a seasonally stronger period for equity markets—the period just before and well after midterm elections. Despite these potentially helpful developments, volatility will likely remain elevated as the European energy crisis and broader economic impact from a still-recovering zero-Covid China play out. Inflation appears to have peaked, though it will likely take a few months or quarters to return to more normal levels. We believe that long-term investors will look back and realize that the earnings power of US growth companies was not permanently damaged. America remains one of the most dynamic financial markets in the world. As interest rates stabilize and earnings growth resumes, we believe the rally in growth stocks will as well.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	-16.22%	7.97%	9.16%
With Sales Charge	-20.20	6.93	8.63
Class C Shares – Inception 1/2/02
Without Sales Charge	-16.85	7.17	8.36
With Sales Charge	-17.61	7.17	8.36
Class I Shares – Inception 3/1/02	-16.00	8.23	9.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.57%, Class C shares is 2.33% and Class I shares is 1.32%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund   (Unaudited)

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos International Growth Fund returned -36.54% (Class I shares at net asset value), versus a -29.35% return for the MSCI EAFE Growth Index and 24.35% return for the MSCI ACWI ex USA Index for the period. The Fund's return landed within the 78th percentile of the Morningstar Foreign Large Growth category during the annual period.*

Since its inception on March 17, 2005, the Fund has returned 6.12% on an annualized basis (Class I shares at net asset value) ahead of the 4.89% return for the MSCI EAFE Growth Index and the 4.32% return for the MSCI ACWI ex USA Index. We believe this demonstrates the Fund's ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the annual period?

International stocks faced a challenging environment over the annual period amid a backdrop of persistently higher inflation, rising interest rates, and heightened geopolitical tension. Looking forward, investors and companies have lowered expectations, reflecting risks around interest rates, high commodity costs, and slowing demand fundamentals. The Calamos International Growth Fund lagged the MSCI EAFE Growth Index over the period due to trailing relative security selection. Our holdings in foreign companies with secular and cyclical growth characteristics trailed the more defensive and dividend-oriented areas that held up relatively better amid the broad global equity sell-off.

The Fund's average overweight stance and favorable security selection in energy helped relative performance. In particular, positions in the integrated oil & gas industry and names in the oil & gas exploration & production industry delivered gains. Security selection in materials added to the Fund's performance, especially in the diversified metals & mining and copper industries.

Over the period, security selection and an average overweight allocation within the information technology sector hampered relative results. Holdings in the semiconductors and application software industries notably underperformed. Selection and an average overweight stance within the internet & direct marketing retail and auto parts & equipment industries of the consumer discretionary sector also curbed return.

From a geographic standpoint, the Fund's relative underweight in emerging markets contributed to performance over the period. Specifically, the Fund's underweight position in Emerging Asia and EMEA added value. On the flipside, the Fund's relative security selection in Emerging Asia and Japan detracted from relative results, as growth-oriented businesses in those markets trailed the benchmark.

*  Data as of 10/31/22. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos International Growth Fund Class I Shares were in the 78th, 11th, 36th and 57th percentiles of 444, 387, 346 and 223 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth category.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

◼  Identifies companies with compelling growth, competitive advantages and financial strength.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◼  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

www.calamos.com

Calamos International Growth Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	19.1%
Consumer Discretionary	17.5
Industrials	15.9
Health Care	14.6
Financials	14.1
Consumer Staples	6.8
Energy	4.3
Communication Services	3.0
Materials	2.4
Other	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  We positioned the Fund with a combination of secular and cyclical growth companies, commodity exposures, select defensives, and reopening opportunities. We are emphasizing companies with pricing power, positive earnings momentum, quality balance sheets, and attractive valuations.

◼  Information technology, consumer discretionary and industrials are the largest sector weights. Key industry positions include pharmaceuticals, apparel & luxury goods, semiconductor equipment, diversified banks, aerospace & defense, internet retail, and integrated oil & gas.

◼  We own holdings in energy and materials, with companies positioned to benefit from favorable supply-and-demand dynamics, attractive capital efficiency, and cash flow characteristics.

◼  We have an underweight stance in more defensive areas, including utilities, real estate, consumer staples and traditional telecoms.

From a geographic perspective, we own diversified holdings in Europe with a blend of end markets and business types. Our positioning largely consists of higher-quality global businesses that sustain strong balance sheets and demonstrate less reliance on demand in Europe. We own companies in Japan with durable business models, positioned to benefit from improving exports and relative earnings momentum. We own positions in emerging markets across a diverse set of economies and within key demand areas, including semiconductor equipment, interactive media, and higher-quality financials.

What closing thoughts do you have for Fund shareholders?

International stocks continue to confront a set of complex crosscurrents. We are analyzing many aspects of economic activity, alongside evolving policy actions, corporate earnings, and geopolitical factors. With persistent global inflation and tighter monetary policy, the financial markets remain uncertain, and we expect global volatility will continue until these risks resolve. Within this complicated environment, we seek to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional and market-cap level.

In terms of Fund positioning, we emphasize companies with favorable pricing power, stronger earnings momentum, quality balance sheets and attractive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, financials, consumer discretionary, and energy with compelling fundamentals. We believe our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-36.67%	1.18%	4.15%
With Sales Charge	-39.68	0.20	3.64
Class C Shares – Inception 3/16/05
Without Sales Charge	-37.18	0.42	3.37
With Sales Charge	-37.70	0.42	3.37
Class I Shares – Inception 3/16/05	-36.54	1.42	4.41
AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22	-36.47		2.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.56%, Class C shares is 2.31%, Class I shares is 1.31% and Class R6 shares is 1.22%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the US and Canada).

The MSCI ACWI ex USA Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex USA Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund   (Unaudited)

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Evolving World Growth Fund returned -34.39% (Class I shares at net asset value) versus a -30.73% return for the MSCI Emerging Markets Index. Since its Class I shares inception on August 15, 2008, the Fund has returned 3.53% on an annualized basis compared with the 1.31% return of the MSCI Emerging Markets Index. We believe this demonstrates the Fund's ability to access emerging market opportunities and deliver leading returns while pursuing a risk-managed investment approach over complete market cycles

What factors influenced performance during the annual period?

Emerging markets struggled during the annual period against a backdrop of persistently higher inflation, tighter monetary policy, a strong dollar and geopolitical tension. Looking forward, investors and companies have lowered expectations in response to risks concerning interest rates, high commodity costs, and slowing demand fundamentals.

Pursuant to our strategies, the Calamos Evolving World Growth Fund navigated the volatile global markets by employing an active blend of economic cohorts across a wide investment universe. The Fund's return trailed the index over the 12-month period due primarily to relative security selection. Our holdings in emerging market companies with secular and cyclical growth characteristics trailed the more defensive and value-oriented market areas that held up relatively better amid the significant sell-off in emerging markets.

The Fund's favorable security selection in energy helped buoy relative returns. In particular, our holdings in the integrated oil & gas and oil & gas exploration & production industries represented major contributors. Leading security selection in consumer staples added to the Fund's performance. Holdings in soft drinks and hypermarkets & super centers were the main contributors.

Over the period, security selection and an average underweight stance within the information technology sector detracted from relative performance. Holdings in semiconductors and IT consulting & other services lost ground on a relative basis. Selection in communication services held back return. Specifically, holdings in interactive home entertainment and our lack of representation in integrated telecommunication services hindered results.

From a geographic standpoint, the Fund benefitted from leading security selection and an underweight allocation in EMEA. In contrast, the Fund's security selection in Emerging Asia hampered returns. Specifically, our holdings in Taiwan and China trailed their peers in the benchmark, as growth-oriented names underperformed in the period. In addition, security selection in Emerging Latin America dampened relative results, while our average overweight position was supportive.

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◼  Focuses on higher-quality companies with compelling growth attributes.

◼  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

◼  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

www.calamos.com

Calamos Evolving World Growth Fund   (Unaudited)

SECTOR WEIGHTINGS

Financials	20.7%
Consumer Discretionary	18.3
Information Technology	17.1
Industrials	13.8
Consumer Staples	8.4
Energy	7.9
Materials	4.2
Health Care	4.0
Communication Services	2.7
Real Estate	1.9
Other	0.8
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

We maintain a vigilant but constructive view on medium-term opportunities in emerging markets. Our Fund positioning favors a blend of secular and cyclical growth companies, in addition to commodity exposures, reopening opportunities and select defensives. From a sector perspective, the largest weights reside in financials, consumer discretionary and information technology. We own holdings within key demand areas, including high-quality financials, internet retail, semiconductors, interactive media & services, apparel & luxury goods, and aerospace. We hold low weights or underweights in utilities and traditional telecoms. From a geographic perspective, we favor investments in India, Brazil, select names in China and increased opportunities in Southeast Asia and the Middle East.

What closing thoughts do you have for Fund shareholders?

Emerging markets continue to navigate a set of complex crosscurrents. We are analyzing many aspects of economic activity, evolving central bank policy, corporate earnings, and geopolitical factors. With inflationary pressures persisting and monetary policy tightening, markets remain uncertain, and we expect equity volatility to continue until these risks resolve. Despite this complicated backdrop, we seek to identify ways to capitalize on volatility, including a range of opportunities at the sector and thematic levels.

In terms of Fund positioning, we favor companies with pricing power, strong earnings momentum and high-quality balance sheets. From a sector perspective, we see opportunities in consumer discretionary, financials, information technology, industrials, and energy with attractive bottom-up fundamentals. We believe that our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in emerging markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Evolving World Growth Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	-34.55%	0.19%	1.91%
With Sales Charge	-37.66	-0.78	1.42
Class C Shares – Inception 8/15/08
Without Sales Charge	-35.04	-0.55	1.15
With Sales Charge	-35.69	-0.55	1.15
Class I Shares – Inception 8/15/08	-34.39	0.45	2.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.60%, Class C shares is 2.34% and Class I shares is 1.35%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund   (Unaudited)

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Global Equity Fund returned -29.20% (Class I shares at net asset value) versus an -18.09% return for the MSCI World Index and -19.58% return for the MSCI ACWI Index. The Fund's return finished ahead of its category peer average in the period, landing in the 49th percentile of the Morningstar Global Large Stock Growth category.*

We believe the Fund's compelling medium and long-term performance record demonstrates its ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on March 2, 2007, the Fund has returned 7.66% on an annualized basis (Class I shares at net asset value) compared with a 6.12% return for the MSCI World Index and 5.66% return for the MSCI ACWI Index.

What factors influenced performance during the annual period?

Global stocks struggled over the annual period amid a backdrop of higher inflation, rising interest rates and heightened geopolitical tension. Looking forward, investors and companies have lowered expectations in light of risks concerning interest rates, high commodity costs, and slowing demand fundamentals. The Fund trailed the index over the period due to trailing relative security selection. Many of our Fund holdings in global companies with cyclical and secular growth characteristics trailed the more defensive and dividend-oriented market areas that held up relatively better amid the broad sell-off.

The Fund's average overweight stance and favorable security selection in energy promoted relative results. Our holdings in the oil & gas exploration & production and integrated oil & gas industries added to return. An average underweight allocation in industrials also helped performance. The main contributors within this sector were construction & engineering and industrial machinery positions.

Over the period, security selection and an average overweight allocation within the information technology sector held back relative returns. Holdings in the semiconductors and semiconductor equipment industries lagged on a relative basis. Selection and an average overweight position in consumer discretionary, specifically in the apparel, accessories & luxury goods and the casinos & gaming industries, lost ground on a relative basis.

From a geographic standpoint, favorable security selection in Emerging Latin America aided results. Specifically, our holdings in Brazil promoted returns. In contrast, security selection in Emerging Asia hindered relative performance.

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◼  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◼  Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

*  Data is as of 10/31/22. The Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Equity Fund Class I Shares were in the 49th, 5th, 37th and 52nd percentiles of 359, 305, 266 and 177 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Global Large-Stock category.

www.calamos.com

Calamos Global Equity Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	23.5%
Health Care	15.4
Industrials	14.8
Financials	12.9
Consumer Discretionary	9.8
Energy	8.7
Communication Services	5.2
Consumer Staples	4.7
Materials	3.3
Other	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund is positioned with a combination of secular growth, cyclicals, commodities exposure, reopening opportunities and select defensives. Information technology, health care, industrials, financials, and consumer discretionary constitute the largest sector weights in the Fund. We hold key industry positions in pharmaceuticals, diversified banks, construction & engineering, aerospace & defense, software, and oil & gas. In addition, we own a range of holdings in energy and materials spanning companies we believe are positioned to benefit from supply-and-demand dynamics and attractive capital efficiency. We maintain an underweight stance in more defensive areas, including utilities, real estate, consumer staples and traditional telecoms.

From a geographic perspective, we own names within secular growth, cyclicals, and commodity businesses in the United States that prioritize earnings growth and advantaged business models. We own diversified holdings in Europe with a blend of end markets and business types. Our positioning largely consists of higher-quality global businesses that sustain strong balance sheets and demonstrate little reliance on demand in Europe. We have a modest weight in Japan, and we own multiple companies with attractive business models and relative earnings momentum. We own positions in emerging markets within key demand areas such as interactive media, apparel, and high-quality financials.

What closing thoughts do you have for Fund shareholders?

Global stocks continue to confront a set of complex crosscurrents. We are analyzing many aspects of economic activity alongside evolving policy actions, corporate earnings, and geopolitical factors. With persistent global inflation and tighter monetary policy, financial markets remain uncertain, and we expect global volatility will continue until these risks resolve. Within this complicated environment, we seek to identify ways to capitalize on volatility, including various opportunities at the thematic, regional and market-cap levels.

In terms of Fund positioning, we emphasize companies with favorable pricing power, strong earnings momentum, quality balance sheets and attractive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, financials, energy and consumer discretionary with compelling fundamentals. We believe that our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Equity Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	-29.36%	6.22%	8.35%
With Sales Charge	-32.72	5.19	7.82
Class C Shares – Inception 3/1/07
Without Sales Charge	-29.96	5.41	7.53
With Sales Charge	-30.57	5.41	7.53
Class I Shares – Inception 3/1/07	-29.20	6.49	8.62
Class R6 Shares – Inception 6/23/20^	-29.18		4.11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.58%, Class C shares is 2.33%, Class I shares is 1.33% and Class R6 shares 1.27%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund   (Unaudited)

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Opportunities Fund   (Unaudited)

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

◼  Provides a core holding option that strives to maintain a consistent risk posture throughout the market cycle.

◼  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

CALAMOS GLOBAL OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-months ended October 31, 2022 ("annual period"), Calamos Global Opportunities Fund returned -23.66% (Class I shares at net asset value), versus the MSCI ACWI Index's -19.58% return and MSCI World Index's -18.09% decline.

We believe the Fund's compelling medium and long-term performance record demonstrates its ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on September 18, 1997, the Fund has returned 6.99% on an annualized basis (Class I shares at net asset value), compared to the 6.09% return of the MSCI ACWI Index and 6.34% return of the MSCI World Index. We manage the Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. We believe these figures demonstrate the Fund's ability to generate attractive long-term returns while pursuing a risk-managed investment approach.

What factors influenced performance during the annual period?

Global stocks struggled over the 12-month period amid a backdrop of persistently high inflation, rising interest rates, and heightened geopolitical tension. Looking forward, investors and companies have lowered their expectations in response to potential risks related to interest rates, high commodity costs and slowing demand fundamentals.

Pursuant to our risk-managed equity strategy, the Global Opportunities Fund navigated volatile markets while employing an active blend of common stocks, convertibles, and options. The Fund's performance over the period reflected the widespread declines across each of these asset classes. The Fund's relative return also trailed due to individual security selection. Our holdings in global companies with cyclical and secular growth characteristics trailed the more defensive and value-oriented market areas that held up relatively better amid the broad sell-off across markets.

The Fund's average overweight stance and favorable security selection in energy helped buoy relative returns. In particular, our holdings in the integrated oil & gas and oil & gas exploration & production industries supported relative results. Leading security selection in consumer discretionary added to the Fund's performance. The main contributors within this sector were automobile manufacturers and internet & direct marketing retail.

Over the annual period, selection within the information technology sector, primarily holdings in the semiconductors and data processing & outsourced services industries, dampened return. Security selection and an average underweight stance within the diversified banks and property & casualty insurance industries of the financials sector lagged on a relative basis.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund   (Unaudited)

From a regional standpoint, our leading security selection in Canada contributed to performance. Our security selection and an underweight stance in EMEA also bolstered return. In particular, our lack of exposure to Russia contributed to relative performance. In contrast, selection in Emerging Asia hampered relative results, given that growth-oriented names underperformed the benchmark. In addition, security selection and an overweight allocation in Europe detracted from results in the period.

How is the Fund positioned?

In terms of Fund positioning, we emphasize companies with favorable pricing power, stronger earnings momentum, quality balance sheets, and attractive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, financials, energy, and consumer discretionary companies with compelling fundamentals.

◼  We have positioned the Fund with a combination of secular growth, cyclicals and commodities exposures, recovery opportunities, and select defensives.

◼  Information technology, health care and industrials constitute the largest sector weights in the Fund. Key industry positions include pharmaceuticals, diversified banks, software, semiconductors, aerospace & defense, and oil & gas.

◼  We own a range of holdings in energy and materials, spanning companies positioned to benefit from favorable supply and demand dynamics and attractive capital efficiency.

◼  We maintain an underweight stance in certain defensive areas, including utilities, real estate, and more traditional telecoms.

◼  Through a geographic lens, we own secular growth, cyclical and commodity businesses in the United States, which reflects our earnings growth, pricing power, and relative valuation.

◼  We own diverse holdings in Europe with a blend of end markets and business types. Positioning largely consists of high-quality global businesses that sustain strong balance sheets and demonstrate less reliance on demand in Europe.

◼  We have modest weight in Japan. We own multiple companies with better earnings momentum and more attractive business models.

◼  We own positions in emerging markets within key demand areas such as interactive media, retail, semiconductors, and higher-quality financials.

What are your closing thoughts for Fund shareholders?

Global markets continue to confront a set of complex crosscurrents. We are analyzing many aspects of economic activity alongside evolving policy actions, corporate earnings, and geopolitical factors. With persistent global inflation and tighter monetary policy, financial markets remain uncertain, and we expect global volatility will continue until these risks resolve. Within this complicated environment, we seek to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market cap levels. We believe that our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

SECTOR WEIGHTINGS

Information Technology	20.7%
Health Care	15.2
Industrials	12.9
Financials	10.2
Consumer Discretionary	7.8
Consumer Staples	7.3
Communication Services	6.5
Energy	5.4
Materials	5.0
Other	2.3
Utilities	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Opportunities Fund   (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	-23.93%	4.81%	5.80%
With Sales Charge	-27.52	3.80	5.29
Class C Shares – Inception 9/24/96
Without Sales Charge	-24.43	4.05	5.02
With Sales Charge	-25.14	4.05	5.02
Class I Shares – Inception 9/18/97	-23.66	5.09	6.07

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.45%, Class C shares is 2.20% and Class I shares is 1.20%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.22%, 1.97%, and 0.97% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (US Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos International Small Cap Growth Fund   (Unaudited)

OVERVIEW

The Fund seeks long-term capital appreciation by investing in compelling international small capitalization companies with superior earnings growth potential coupled with financial strength and flexibility.

KEY FEATURES

◼  Provides access to an expansive opportunity set of small cap investments outside the United States, including businesses in emerging and frontier markets.

◼  Our long-tenured Investment team has experience managing portfolios across multiple market cycles.

PORTFOLIO FIT

The Fund can provide an attractive asset-allocation building block often under-represented in US investors' portfolios. By diversifying into this less correlated asset class, investors may be able to offset declines in the overall market and reduce their portfolio's volatility with the potential for significant equity upside.

FUND NASDAQ SYMBOLS

A Shares	CAISX
C Shares	CCISX
I Shares	CSGIX
R6 Shares	CISOX

FUND CUSIP NUMBERS

A Shares	128120250
C Shares	128120243
I Shares	128120235
R6 Shares	128120227

CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

The recently launched Calamos International Small Cap Growth Fund (CSGIX) provides investors exposure to an asset class often underrepresented in portfolios with the potential for diversification and alpha opportunities. Since its inception on March 31, 2022, the Fund has returned -23.40% (Class I shares at net asset value) versus the -21.99% return of the MSCI ACWI ex USA Small Cap Index (Net).

What factors influenced performance during the annual period?

International stocks faced a challenging environment over the period amid a backdrop of persistent higher inflation, rising interest rates, a strong dollar, and geopolitical tension. Looking forward, investors and companies have lowered expectations in response to potential risks related to interest rates, high commodity costs, and slowing demand fundamentals.

The Fund trailed the index over the period due to trailing relative security selection. Our holdings in small- to mid-capitalization companies with secular and cyclical growth characteristics trailed the more defensive and value-oriented market areas that held up relatively better amid the broad international equity selloff.

Introduction to the Fund

The recently launched Calamos International Small Cap Growth Fund (CSGIX) provides investors the following potential benefits:

◼  Meaningful diversification. International small-cap stocks are less correlated to the US large- and small-cap markets, which we believe makes them excellent candidates for diversifying a portfolio. Non-US small caps are tied more closely to their local economy, serve different customers, and operate in different macroeconomic environments, thereby providing a different source of earnings. The Fund seeks investments in companies with superior earnings growth potential coupled with financial strength and flexibility.

◼  The potential to add alpha. The international small-cap universe has the greatest number of stocks and fewest analysts per stock. This relative lack of coverage creates an opportunity for the Calamos team to uncover misunderstood or less followed companies, recognizing potential catalysts in advance of the broader market.

◼  Access to an experienced investment team. The Fund builds on the team's historical success in identifying high-potential companies within key secular themes such as mobility and connectivity; mass digitization; artificial intelligence and automation; global demographic shifts; and advances in nanotech, biotech, and genetics, to name a few.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund   (Unaudited)

What closing thoughts do you have for Fund shareholders?

International stocks continue to confront a set of complex crosscurrents. We are analyzing many aspects of economic activity alongside evolving policy actions, corporate earnings, and geopolitical factors. With persistent global inflation and tighter monetary policy, the financial markets remain uncertain, and we expect global volatility will continue until these risks resolve. Against this complicated backdrop, we seek to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional and market-cap levels.

In terms of fund positioning, we are emphasizing companies with strong earnings momentum, pricing power, flexible balance sheets, and attractive valuations. From a sector perspective, we see opportunities for compelling fundamentals in industrials, consumer discretionary, technology, health care, and energy. We believe that our active investment approach positions us to take advantage of volatility and opportunities in international small caps.

SECTOR WEIGHTINGS

Industrials	25.0%
Consumer Discretionary	16.4
Information Technology	15.7
Consumer Staples	9.8
Health Care	8.8
Financials	7.8
Energy	7.6
Materials	5.8
Communication Services	3.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos International Small Cap Growth Fund   (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

SINCE INCEPTION
Class A Shares – Inception 3/31/22
Without Sales Charge	-23.50%
With Sales Charge	-27.14
Class C Shares – Inception 3/31/22
Without Sales Charge	-23.80
With Sales Charge	-24.56
Class I Shares – Inception 3/31/22	-23.40
Class R6 Shares – Inception 3/31/22	-23.40

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/30/22, the Fund's gross expense ratio for Class A shares is 2.07%, Class C shares is 2.82%, Class I shares is 1.82% and Class R6 shares is 1.71%. The Fund's investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2025 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses through March 31, 2025 for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors LLC ("Calamos Advisors") may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The benchmark MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Sustainable Equities Fund   (Unaudited)

CALAMOS GLOBAL SUSTAINABLE EQUITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the period from Fund inception on December 17, 2021, through October 31, 2022, Calamos Global Sustainable Equities Fund returned -24.40% (Class I shares at net asset value) in line with the MSCI All Country World Index (ACWI) Net return of -21.14%.

What factors influenced performance over the annual period?

During the annual period, equity markets were overwhelmed with a steady diet of concerning news. Perhaps the biggest source of worry was the US Federal Reserve (the Fed) and the path it might take to tame inflation. Prior to the start of this annual period, the Fed had increased its inflation forecasts, raising the level of concern for market participants.

In February 2022, Russia invaded Ukraine, further adding to macroeconomic distress, in addition to the human tragedies associated with the conflict. The war disrupted many facets of life, but most notably from an economic perspective, it led to reductions in energy and food supplies, further adding to global inflation woes. The Fed began interest rate hikes on March 17, 2022, and by the end of the annual period, it had raised rates five times for a total of 300 basis points while pointing to additional aggressive hikes still to come. Globally, interest rates have likewise climbed, tightening financial conditions.

Global equity markets sold off throughout the annual period as market sentiment declined with concerns of stagflation—a combination of inflation and stagnant or negative economic growth, but the decline has been interrupted by several strong rallies, which offered hope the worst economic fears may have already been priced into the market. Adding to investors' woes, the bond market delivered difficult performance as evidenced by the higher-quality bond index, the Bloomberg US Aggregate Bond Index, registering a -15.68% return for the period.

Within the global equity market, the energy sector was the big winner with gains over 35% on global supply concerns. More defensively oriented areas such as health care, utilities and consumer staples fared well, though saw negative returns for the period. Growthier areas of the market, such as information technology, consumer discretionary and communication services, all lagged the market significantly.

The Fund's performance was most negatively affected by the absence of energy investments over the period. It's quite rare for the energy sector to display such outperformance over the entire market, besides the fact that the energy sector and its accompanying volatility is not suitable for our investment approach and mandate. In total, sector allocations were a net drag on relative performance, but sector allocations excluding energy were positive to relative performance,

OVERVIEW

The Fund seeks high-quality growth companies with strong environmental, social and governance (ESG) characteristics. Employing an integrated, fundamental and proprietary screening process, the Fund can invest in developed and developing economies across market capitalizations.

KEY FEATURES

◼  Aims for above-average returns with lower volatility by focusing on companies that generate higher returns on capital, offer better growth prospects, and maintain a competitive edge.

◼  Invests in companies with strong ESG characteristics, which we believe are better equipped to adapt to change while avoiding liabilities, thereby contributing to return potential and risk reduction.

◼  Managed according to a time-tested proprietary process developed by our seasoned investment team, who established one of the first sustainable research platforms and helped set standards for ESG portfolios.

PORTFOLIO FIT

The Fund can serve as a global equity allocation for investors seeking above-average returns with potentially lower volatility from a portfolio of high-quality, ESG-principled companies offering enhanced prospects for growth.

FUND NASDAQ SYMBOLS

A Shares	CAGSX
C Shares	CGCSX
I Shares	CGSIX
R6 Shares	CGSOX

FUND CUSIP NUMBERS

A Shares	128120292
C Shares	128120284
I Shares	128120276
R6 Shares	128120268

www.calamos.com

Calamos Global Sustainable Equities Fund   (Unaudited)

SECTOR WEIGHTINGS

Information Technology	19.6%
Industrials	14.8
Financials	14.4
Health Care	12.5
Consumer Discretionary	11.5
Materials	6.1
Consumer Staples	5.8
Communication Services	5.3
Utilities	3.6
Real Estate	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

highlighted by our underweight to the underperforming communication services sector. At the individual issue selection level, the Fund was hurt by the market's strong bias to value-oriented and cheaper stocks, as opposed to our bias toward quality growth. Selection within health care lagged, notably in the health care equipment and pharmaceuticals industries. Fund holdings in industrials also trailed, largely within the electrical components & equipment industry.

How is the Fund positioned?

The portfolio remains broadly diversified and anticipates a low turnover in higher-quality businesses. It's our philosophy that companies with strong ESG characteristics are better equipped to adapt to change and to avoid unnecessary liabilities, thereby contributing to investor return potential and risk reduction—integrating ESG analysis with traditional financial analysis produces better financial and societal results. The Fund seeks to achieve above-average returns with lower volatility by focusing on companies that generate higher returns on capital, possess better growth prospects, and maintain sustainable competitive advantages over their peers. We believe a well-diversified portfolio of high-quality stocks can produce above-average market returns with lower volatility over the long term.

The fund maintained its overweight to western European markets, while holding an underweight to US holdings. As of the end of the period, the Fund's largest sector overweights reside in industrials and materials with energy and consumer staples comprising the largest underweights.

What closing thoughts do you have for Fund shareholders?

Inflation data continues to dominate the investing ecosystem. The stock market reflects the cost of inflation, and central banks are increasingly willing to pay for it at the expense of the economy. We believe we are closer to the end than the start of this tightening cycle, but the drainage of liquidity hasn't fully taken hold yet. As such, inflation and volatility are likely to stick around for a while longer.

We all know that the stock market isn't the economy, but it's a decent proxy for the growth outlook. Economists are slashing their growth forecasts while boosting inflation outlooks. Wall Street analysts are cutting earnings estimates as higher costs and rate pressures weigh on corporate margins. How should investors respond? How about concentrating on high-quality global leaders with strong balance sheets and environmental, social and governance (ESG) characteristics that can withstand tougher times. These global leaders will emerge from the downturn in a position of competitive strength with increased market share and shareholder returns.

We are fiduciaries seeking superior financial returns with less risk. ESG investing clearly aligns with this goal. ESG is not an asset class or an investment style. It is an enhancement to the investment process that provides a more holistic and complete view of risk and opportunity. ESG integration is the consideration of material nonfinancial factors, which are often unpriced externalities with long term risk-and-reward implications. We use this material nonfinancial information as we seek to make better investment decisions and build stronger portfolios.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Sustainable Equities Fund   (Unaudited)

It is our opinion that companies with strong ESG management and oversight are less likely to experience disruptions to their growth trajectory, cash flows, and earnings visibility. These are the primary drivers of stocks prices and valuation multiples. If companies don't manage their ESG risks and opportunities well, they won't keep up with their competitors. Firms that don't adapt to rising environmental constraints, changing consumer preferences, and societal shifts will face significant challenges. In addition, raising capital, attracting talent, and maintaining a positive brand image will be more difficult.

On October 31, 2022, the Board of Trustees approved a proposal to liquidate the Calamos Global Sustainable Equities Fund (the "Fund"). It is expected that the Fund will be liquidated in the first quarter of 2023. Additional information will be provided to shareholders regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from current investors.

www.calamos.com

Calamos Global Sustainable Equities Fund   (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

SINCE INCEPTION
Class A Shares – Inception 12/17/21
Without Sales Charge	-24.60%
With Sales Charge	-24.60
Class C Shares – Inception 12/17/21
Without Sales Charge	-25.10
With Sales Charge	-25.85
Class I Shares – Inception 12/17/21	-24.40
Class R6 Shares – Inception 12/17/21	-24.40

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.11%, Class C shares is 2.86%, Class I shares is 1.86% and Class R6 shares is 1.80%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2025 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.20%, 1.95%, and 0.95% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.95% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Sustainable Equities Fund   (Unaudited)

NOTES:

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Total Return Bond Fund   (Unaudited)

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests predominantly in US issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real-rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed-income allocation, with investments diversified across the major sectors of the US bond market. Allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Total Return Bond Fund returned -14.92% (Class I shares at net asset value), outperforming the -15.68% return of the Bloomberg US Aggregate Bond Index and the -16.12% return of peers in the Morningstar Intermediate Core-Plus Bond Category.

Since its Class I shares inception on June 27, 2007, the Fund gained 2.87% on an annualized basis versus the 2.78% return for the Bloomberg US Aggregate Bond Index.

What factors influenced performance?

Economic and market conditions deteriorated rapidly during the second half of the annual period. Equity markets traded to all-time highs near the end of the 2021 calendar year as inexpensive capital and a pandemic-weary populace joined forces in lifting investment and spending across a variety of industries. By June, however, the S&P 500 Index entered bear market territory as rotating inflation and revised corporate earnings outlooks began taking hold.

From a nominal perspective, some areas such as retail sales and personal spending indicate that consumer activity is growing even as inflation related to food and energy has driven up the cost of essentials to uncomfortable highs. Meanwhile, purchasing manager indices related to services, calibrated to indicate growth when above 50, have not fallen below that critical level. In stark contrast, consumer confidence levels hover near all-time lows, primarily driven by gloomy expectations for the future. Further, the housing sector has slowed to a crawl. All this points to a significant deceleration in economic activity—and although time will tell whether this leads to a domestic or global recession, the risk of one is clearly increasing.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund   (Unaudited)

Inflation measures have continued to reflect price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew at greater than 8% annualized in September. PPI sometimes serves as a leading indicator for consumer prices because producers will pass along the higher cost of raw materials to consumers in future months. This only raises the level of concern as consumer prices continue to register near multi-decade highs.

The Federal Reserve (the Fed) has turned its focus entirely to fighting persistent inflation and anchoring its decision-making to long-term inflation expectations. A severe decoupling of inflation expectations from the Fed's stated target of 2% over time may lead to changes in consumer behavior and a greater likelihood of a price-wage spiral. Having already hiked its overnight interest rate from the zero-lower bound to a range of 3.75% to 4.00%, markets are anticipating five more 25-basis-point Fed hikes to take effect before midyear 2023. The actual amount of policy tightening from here will be largely driven by how the inflation environment unfolds in the coming months. In addition, quantitative tightening has officially begun, with the Fed allowing balance sheet holdings of Treasury and mortgage-backed securities to roll off as opposed to reinvesting proceeds.

Covid-19 is far from gone, but its influence on markets has waned as governments attempt to strike a balance between public health and economic normalcy. A lack of future fiscal stimulus will also translate to a deceleration in spending because Covid-era transfer payments are unlikely to reemerge.

Domestic equity markets delivered deeply negative returns across market capitalizations and styles. Historically, defensive sectors such as consumer nondiscretionary, utilities and health care have outperformed, whereas the consumer discretionary and technology sectors fared worse. The strongest performing sector across asset classes has been energy, which is unusual given the sector's unclear growth outlook. Energy's recent leadership likely reflects the strength of both the commodity complex and structural issues in the sector.

Corporate credit markets have exhibited less volatility than stocks indicate. After beginning the annual period near historic all-time tights, investment-grade spreads closed the period close to cycle wides of 158 basis points. The velocity of the move wider was strongest during the first calendar quarter of 2022 and has settled into a slower migration since, but the prevailing direction is consistent. Given the Fed's policy tightening and spread widening, there are now frequent opportunities to buy investment-grade bonds with 6% coupons, territory that would have been reserved for B-rated credits only a year ago. Issuance volumes dropped precipitously for several months, leading to a contraction in the size of the corporate debt market for the first time in over a decade during the third calendar quarter because borrowers are less eager to lock in funding at higher rates.

Entering the annual period, the Treasury curve did not have a single point on it above 2%, reflecting the effective lower-bound policy rate from the Federal Reserve and sanguine inflation expectations based on a general interpretation that price increases were transitory and limited to select areas of the economy affected by supply chain issues. In short order, however, Treasury yields moved substantially higher with short maturities inside of five years climbing by more than 3%, while long-dated maturities of 10 and 30 years rose by more than 2%. All this, coupled with the aforementioned spread widening across risk sectors, drove negative investor returns in core bond strategies. The government-related components of

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	43.6%
U.S. Government and Agency Securities	28.2
Bank Loans	9.6
Residential Mortgage Backed Securities	7.7
Asset Backed Securities	7.4
Sovereign Bonds	1.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Total Return Bond Fund   (Unaudited)

the Bloomberg US Aggregate Bond Index led sectors with a -13.5% return, Treasuries returned -14.1%, securitized products returned -14.8%, and corporate bonds returned -19.6%.

The Fund held an overweight allocation in corporate debt over the annual review period. Although the overweight position in industrial sector corporate debt detracted from performance, security selection among those same issuers significantly offset the allocation drag and contributed to performance. Security selection among the Fund's positions in the Treasury sector hindered returns, whereas selection among mortgage-backed securities was additive. The team materially decreased the corporate bond allocation during the year. Over the full market cycle, we continued to favor an overweight to corporate bonds and asset-backed securities in the Fund, given that the additional yield has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 5.9 years, short of the 6.1 year duration of the Bloomberg US Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A- when compared with the AA- quality of the benchmark. The rapid move higher in Treasury rates coupled with the widening of spreads in risk assets led to negative returns during the annual period—though the Fund finished ahead of both the Bloomberg US Aggregate Bond Index and the Morningstar Intermediate Core-Plus Bond Category peer group average. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and mortgages following the year's activity. Within corporate bonds, our largest overweight allocations are in the transportation and consumer non-cyclical sectors.

What are your closing thoughts for Fund shareholders?

Risk premia are back, and investors are demanding a higher level of compensation for any level of assumed risk across asset classes and securities. This includes higher requirements for equity investments in the form of lower multiples, higher spread compensation for credit risk, and higher term premia for duration risks. Some of these shifts were bound to happen with the Fed unwinding years of extraordinarily easy monetary policy as we emerge from the Covid-19 pandemic. These shifts are related to an outlook for weaker growth and employment data to follow on the heels of persistent, generationally high inflation. We expect the uncertainty and the associated higher levels of compensation to endure.

The probability of left-tail risk (for example, a recession, supply chain issues, return to Covid-19 lockdowns) is also increasing along with the median expectation for growth moving materially lower. This has led to a risk-off environment with lower asset prices. We believe that some of the Fed's activity has transmitted to the real economy as monetary policy moves through financial markets near the short end of its historical 6- to 18-month range. In addition, market reactions ahead of the widely anticipated Fed policy "catch-up" are tightening financial conditions, particularly via higher mortgage rates.

Inflation is rotating away from goods and toward services as more consumer dollars are spent on experiences outside the home post-pandemic, including travel. From our perspective, this is a negative development because goods are largely produced outside the United States, whereas services are almost entirely produced

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund   (Unaudited)

and consumed domestically, leading to a greater likelihood of a price-wage spiral. In addition, the massive moves higher in shelter components of the consumer price index will continue to play out over the coming quarters as those measurements are gradually included in the calculation. The Fed's inflation fight will likely be longer and more difficult than most market participants are acknowledging. Elevated volatility, which is being stirred up by a wide range of potential outcomes, is likely here to stay.

Given that economic growth at the aggregate level is all about marginal activity, we also expect real economic growth to roll over much more quickly and prominently than broad market expectations. Many individuals in the bottom income quartile have exhausted pandemic savings and are faced with costs of essentials that are hundreds of dollars a month higher than they were a year ago. Although a technical recession may be avoided, this level of deterioration in economic activity will feel like a recession to many Americans.

The broad market outlook appears to be migrating closer to the reality depicted in economic data. We expect additional data deterioration as the Fed accepts weaker employment conditions to defeat inflation before it becomes further entrenched in consumer expectations. Even so, yields have increased significantly, and fixed income securities now offer investors a return for taking risks. In addition, quality assets should provide more of their traditional safe haven status if our bear case does occur.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Total Return Bond Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	-15.13%	-0.78%	0.74%
With Sales Charge	-17.01	-1.23	0.36
Class C Shares – Inception 6/27/07
Without Sales Charge	-15.76	-1.52	-0.01
With Sales Charge	-16.58	-1.52	-0.01
Class I Shares – Inception 6/27/07	-14.92	-0.53	0.99

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.01%, Class C shares is 1.76% and Class I shares is 0.76%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

Morningstar Intermediate-term Core-Plus Bond Category funds invest primarily in investment-grade US fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold noncore sectors such as corporate high yield, bank loan, emergingmarkets debt, and non-US currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund   (Unaudited)

CALAMOS HIGH INCOME
OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos High Income Opportunities Fund returned -10.45% (Class I shares at net asset value), outperforming the -11.76% return of the Bloomberg US Corporate High Yield 2% Capped Index.

Since its Class I shares inception on June 27, 2007, the Fund gained 5.53% on an annualized basis versus the 6.96% return of the Bloomberg US Corporate High Yield 2% Capped Index.

What factors influenced performance during the annual period?

Economic and market conditions deteriorated rapidly during the second half of the annual period. Equity markets traded to all-time highs near the end of the 2021 calendar year as inexpensive capital and a pandemic-weary populace joined forces to lift investments and spending across a variety of industries. By June, however, the S&P 500 Index entered bear market territory as rotating inflation and revised corporate earnings outlooks began to take hold.

From a nominal perspective, some areas such as retail sales and personal spending indicate that consumer activity is growing, even as inflation related to food and energy has driven up the cost of essentials to uncomfortable highs. Meanwhile, purchasing manager indices related to services, calibrated to indicate growth when above 50, have not fallen below that critical level. In stark contrast, consumer confidence levels hover near all-time lows, primarily driven by gloomy expectations for the future. Further, the housing sector has slowed to a crawl. All this points to a significant deceleration in economic activity—and although time will tell whether this leads to a domestic or global recession, the risk of one is clearly increasing.

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests mainly in high-yield securities from US issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◼  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

www.calamos.com

Calamos High Income Opportunities Fund   (Unaudited)

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	18.0%
Financials	16.6
Industrials	16.2
Energy	11.1
Communication Services	10.7
Health Care	8.5
Information Technology	5.0
Materials	4.4
Consumer Staples	3.9
Real Estate	1.1
Other	2.3
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Inflation measures have continued to reflect price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew at greater than 8% annualized in September. The PPI sometimes serves as a leading indicator for consumer prices, considering that producers will pass along the cost of higher raw materials to consumers in future months. This only raises the level of concern as consumer prices continue to register near multi-decade highs.

The Federal Reserve (the Fed) has largely turned its focus toward fighting persistent inflation and anchoring its decision-making to long-term inflation expectations. A severe decoupling of inflation expectations from the Fed's stated target of 2% over time may lead to changes in consumer behavior and a greater likelihood of a price-wage spiral. Having already hiked its overnight interest rate from the zero lower bound to a range of 3.75 – 4.00%, markets are anticipating five additional 25 basis-points hikes to take effect before midyear 2023. The implemented policy tightening will be largely driven by how the inflation environment unfolds in the coming months. In addition, quantitative tightening has officially begun, with the Fed allowing balance sheet holdings of Treasury and mortgage-backed securities to roll off as opposed to reinvesting proceeds.

The effects of Covid-19 are far from gone, but their influence on markets has waned as governments attempt to strike a balance between public health and economic normalcy. A lack of future fiscal stimulus may also translate to deceleration in spending, considering that Covid-19-era transfer payments are unlikely to reemerge.

Domestic equity markets have delivered significantly negative returns across market capitalizations and styles. Historically, defensive sectors such as consumer nondiscretionary, utilities and health care have outperformed, whereas the consumer discretionary and technology sectors fared worse. The strongest performing sector across asset classes has been energy, which is unusual given the sector's uncertain growth outlook. Energy's recent leadership likely reflects the strength of both the commodity complex and structural issues in the sector.

Corporate credit markets have exhibited less volatility than indicated by stocks. After beginning the annual period near historic all-time tights, high yield spreads reached a local wide near 600 basis points greater than similar maturity Treasuries in June. Since then, the market has settled into a trading range of 400 – 550 basis points over the last few months. Although spreads do not indicate particularly high stress or default expectations, issuance volumes have dropped precipitously in recent months because borrowers are less eager to lock in higher funding rates. The Bloomberg Barclays US High Yield 2% Issuer Capped Index closed the annual period with option-adjusted spreads at 466 basis points over like maturity Treasuries and a yield of 9.13%.

Performance across credit quality during the annual period was mixed, with B-rated issuers returning -10.8%, BB-rated paper returning -11.7%, and CCC-rated issuers returning -15.5%. At the beginning of the annual period, the trailing 12-month default rate was 0.4%, near all-time lows. At the end of the annual period, default rates had increased to 1.6%, still well below the long-term average of 3%. Regarding our credit quality positioning, security selection among BB-rated bonds contributed to performance, whereas security selection among our CCC-rated holdings hindered performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund   (Unaudited)

From a sector perspective, security selection within the energy and insurance sectors contributed to return. Conversely, the Fund's underweight to the energy sector and overweight to the consumer non-cyclical sector weighed negatively on performance.

How is the Fund positioned?

The Fund currently has an overweight position in the property and casualty insurance, pharmaceuticals, and airlines; the property and casualty insurance overweight is related to favorable consolidation trends in the industry, and the pharmaceuticals overweight is a result of the team's idiosyncratic positioning among a small number of companies with improving fundamental results. Our largest underweights are those in the consumer cyclical services, electric utilities, and leisure industries. The underweight in the consumer cyclical services industry resulted largely from our decision to favor higher income opportunities in other industries that offered better values.

From a credit-quality perspective, the Fund holds a relative underweight in all below investment grade categories in addition to a corresponding out-of-benchmark allocation to BBB-rated debt. The Fund is positioned short (3.5 years) in comparison with the option-adjusted duration of the Bloomberg Barclays US High Yield 2% Issuer Capped Index (4.0 years).

Over the annual period, the team added to positions in the midstream, airlines and automotive industries and reduced the portfolio's exposure to pharmaceuticals, cable satellite, and other REITs. The increases in the midstream and airlines industries resulted from adding to existing positions and investing in new issues, and the reduction in pharmaceuticals was primarily due to a reduction in positions wherein fundamental deterioration altered our investment theses.

What are your closing thoughts for Fund shareholders?

Risk premia have returned, and investors are demanding a higher level of compensation for any level of assumed risk across asset classes and securities. This includes higher requirements for equity investments in the form of lower multiples, higher spread compensation for credit risk, and higher term premia for duration risks. Some of these shifts were expected considering the unwinding of years of extraordinarily easy monetary policy necessary as we emerge from the Covid-19 pandemic. These shifts are related to an outlook of weaker growth and employment data to follow on the heels of persistent, generationally high inflation. We expect the uncertainty and the associated higher levels of compensation to endure.

The probability of left-tail risk (for example, a recession, supply chain issues, and return to pandemic lockdowns) is increasing while the median expectation for growth materially decreases, which has led to a risk-off environment with lower asset prices. We believe that some of the Fed's activity has transmitted to the real economy as monetary policy moves through financial markets near the short end of its historical 6- to 18-month range. In addition, market reactions ahead of the widely anticipated Fed policy "catch-up" have tightened financial conditions, particularly via higher mortgage rates.

Inflation is rotating away from goods and toward services as more consumer dollars are spent on experiences outside the home post-pandemic, including travel. From our perspective, this is a negative development because goods are largely produced outside the United States, whereas services are almost entirely produced

www.calamos.com

Calamos High Income Opportunities Fund   (Unaudited)

and consumed domestically, therefore leading to a greater likelihood of a price-wage spiral. In addition, significant increases in shelter components of the Consumer Price Index will continue to play out over coming quarters, and those measurements will be gradually included in our calculation. The Fed's inflation fight will likely be longer and more difficult than most market participants acknowledge. Elevated volatility—stirred up by a wide range of potential outcomes—is likely here to stay.

Given that economic growth at the aggregate level is all about marginal activity, we also expect real economic growth to roll over much more quickly and prominently than broad market expectations indicate. Many individuals in the bottom income quartile have exhausted pandemic savings and are faced with costs of essentials that are hundreds of dollars a month higher than they were a year ago. Although a technical recession may be avoided, this level of deterioration in economic activity will feel like a recession to many Americans.

The broad market outlook appears to migrate closer to the reality depicted in economic data. We expect additional data deterioration as the Fed accepts weaker employment conditions to address inflation before it becomes further entrenched in consumer expectations. Even so, yields have increased significantly, and fixed income securities now offer investors a return for taking risks. In addition, quality assets should provide more of their traditional safe haven status if our bear case does occur.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund   (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	-10.67%	1.59%	2.96%
With Sales Charge	-12.70	1.14	2.47
Class C Shares – Inception 12/21/00
Without Sales Charge	-11.35	0.86	2.19
With Sales Charge	-12.20	0.86	2.19
Class I Shares – Inception 3/1/02	-10.45	1.87	3.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.33%, Class C shares is 2.08% and Class I shares is 1.08%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Short-Term Bond Fund   (Unaudited)

OVERVIEW

Through its multi-sector fixed-income strategy, the fund invests predominantly in US issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2022 ("annual period"), Calamos Short-Term Bond Fund returned -4.77% (Class I shares at net asset value) in line with the -4.88% return of the Bloomberg 1-3 Year Government/Credit Index and outperforming the -6.75% return of the Morningstar Short-Term Bond Category peer group.

Since its Class I shares inception on September 19, 2018, the Fund gained 1.17% on an annualized basis, modestly outperforming the 0.78% return for the Bloomberg 1-3 Year Government/Credit Index.

What factors influenced performance during the annual period?

Economic and market conditions deteriorated rapidly during the second half of the annual period. Equity markets had traded to all-time highs near the end of the calendar year 2021 as inexpensive capital and a pandemic-weary populace joined forces in lifting investment and spending across a variety of industries. By June, however, the S&P 500 Index had entered bear market territory as rotating inflation and revised corporate earnings outlooks began taking hold.

From a nominal perspective, some areas like retail sales and personal spending indicate that consumer activity is growing even as inflation related to food and energy has driven the cost of essentials to uncomfortably high levels. Meanwhile, purchasing manager indices related to services, which are calibrated to indicate growth when above 50, have not fallen below that critical level. In stark contrast, consumer confidence levels hover near all-time lows, primarily driven by gloomy expectations for the future. Further, the housing sector has slowed to a crawl. All this points to a serious deceleration in economic activity. Although time will tell if all this equates to a domestic or global recession, the risk of one is clearly increasing.

Inflation measures continued to reflect increases in prices across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew at greater than 8% annualized in September. PPI sometimes serves as a leading indicator for consumer prices because producers will pass along the higher cost of raw materials to consumers in future months. This only raises the level of concern as consumer prices continue to register near multi-decade highs.

The Federal Reserve (the Fed) has turned its focus entirely to fighting persistent inflation and anchoring its decision-making to long-term inflation expectations. A severe decoupling of inflation expectations from the Fed's stated target of 2% over time could lead to changes in consumer behavior and a greater likelihood of a price-wage spiral. Having already hiked its overnight interest rate from the zero-lower bound to a range of 3.75% to 4.00%, markets are anticipating five more 25-basis-points Fed hikes to take effect before midyear 2023. The actual amount of policy tightening from here will be largely driven by how the inflation

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund   (Unaudited)

environment unfolds in the coming months. In addition, quantitative tightening has also officially begun, with the Fed allowing balance sheet holdings of Treasury and mortgage-backed securities to roll off as opposed to reinvesting proceeds.

Covid-19 is far from gone, but its influence on markets has waned as governments attempt to strike the appropriate balance between public health and economic normalcy. A lack of future fiscal stimulus will also translate to a deceleration in spending because Covid-19-era transfer payments are unlikely to reemerge.

Domestic equity markets delivered deeply negative returns across market capitalizations and styles. Historically defensive sectors such as consumer non-discretionary, utilities and healthcare outperformed, whereas consumer discretionary and technology sectors fared worse. The strongest performing sector across asset classes has been energy, which is unusual given the sector's unclear growth outlook. Energy's recent leadership likely reflects the strength of both the commodity complex and structural issues in the sector.

With the Fed engaged in active tightening, short-duration Treasury yields were more volatile than at any time in the past decade, with one-year T-bill yields increasing nearly 450 basis points and three-year note yields increasing over 350 basis points. The Fed had to rapidly adjust its policy path in recognition of stickier forms of inflation threatening to take hold, and Treasury markets logically followed. Short-duration, investment-grade corporate bonds held up better than their intermediate and long-duration counterparts but still more than doubled to close the annual period at 101 basis points above like-maturity Treasuries.

Performance among security types of the Bloomberg 1-3 Year Government/Credit Index was fairly consistent, with the government-related and Treasury sectors returning -4.8%, while short corporate debt returned -5.0%. The Fund held an overweight in corporate debt over the 12-month period. As a result of the slightly lower returns among corporate bonds, this overweight allocation detracted from performance. The out-of-benchmark allocation to term loans supported returns. Over the long-term, we continue to favor an overweight to corporate bonds, asset-backed securities, and taxable municipal bonds in the Fund, given that the additional yield in short-duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.9 years versus the 1.8 years duration of the Bloomberg 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment grade and out-of-benchmark high yield categories. These overweights led to a lower overall credit quality of A- compared with the AA quality of the benchmark. The sell-off of short-dated Treasury rates coupled with the widening of credit spreads in risk assets during the annual period led to negative Fund returns, though slightly ahead of the benchmark and measurably ahead of the Morningstar peer group average return. The Fund remains overweight in corporate bonds and asset-backed securities. However, the weighting of corporate bonds decreased over the annual period in favor of increasing the Fund's allocation to asset-backed securities. The term loan positions are floating rates in nature, which has helped mitigate exposure to increases in short-term interest rates. The

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	59.8%
Asset Backed Securities	17.8
Bank Loans	9.0
U.S. Government and Agency Securities	5.4
Municipal Obligations	4.2
Residential Mortgage Backed Securities	1.0
Sovereign Bonds	1.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Short-Term Bond Fund   (Unaudited)

Fund continues to hold underweight positions in both Treasuries and agencies. Our largest overweight allocations within the corporate bond allocation reside in the consumer noncyclical and consumer cyclical sectors.

What are your closing thoughts for Fund shareholders?

Risk premia are back. Investors are demanding a higher level of compensation for any level of assumed risk across asset classes and securities. This includes higher requirements for equity investments in the form of lower multiples, higher spread compensation for credit risk, and higher term premia for duration risks. Some of these shifts were bound to happen with the Fed unwinding years of extraordinarily easy monetary policy as we emerge from the Covid-19 pandemic. These shifts are related to an outlook for weaker growth and employment data to follow on the heels of persistent, generationally high inflation. We expect the uncertainty and associated higher levels of compensation to endure.

The probability of left-tail risk (for example, a recession, supply chain issues, a return to Covid-19 lockdowns) is also increasing, along with the median expectation for growth moving materially lower. This has led to a risk-off environment with lower asset prices. We believe that some of the Fed's activity has transmitted to the real economy as monetary policy moves through financial markets near the short end of its historical 6- to 18-month range. In addition, market reactions ahead of the widely anticipated Fed policy "catch-up" are tightening financial conditions, particularly via higher mortgage rates.

Inflation is rotating away from goods and toward services because more consumer dollars are spent on experiences outside the home post-pandemic, including travel. This is a negative development from our perspective because goods are produced mainly outside the United States, whereas services are almost entirely produced and consumed domestically, leading to a greater likelihood of a price-wage spiral. In addition, the massive moves higher in shelter components of the Consumer Price Index will continue to play out over coming quarters as those measurements are gradually included in the calculation. The Fed's inflation fight is likely to be more difficult and longer than most market participants are acknowledging. Elevated volatility, which is being stirred up by a wide range of potential outcomes, is likely here to stay.

Given that economic growth at the aggregate level is all about marginal activity, we also expect real economic growth to roll over much more quickly and prominently than broad market expectations. Many people in the bottom income quartile have exhausted pandemic savings and are faced with costs of essentials that are hundreds of dollars a month higher than they were a year ago. Although a technical recession may be avoided, this level of deterioration in economic activity will feel like a recession to many Americans.

The broad market outlook appears to be migrating closer to the reality depicted in economic data. We expect additional data deterioration as the Fed accepts weaker employment conditions to defeat inflation before it becomes further entrenched in consumer expectations. Even so, yields have increased significantly, and fixed income securities now offer investors a return for taking these risks. In addition, quality assets should provide more of their traditional safe haven status if our bear case does occur.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund   (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	-4.99%	0.92%
With Sales Charge	-7.14	0.36
Class I Shares – Inception 9/19/18	-4.77	1.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 0.65% and Class I shares is 0.40%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg 1-3 Year Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg US 1-3 Year Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2022 to October 31, 2022, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2022 to October 31, 2022, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2022 and held through October 31, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.79	$9.51	$4.54	$4.24
Actual – Ending Balance	$978.80	$974.80	$979.10	$980.20
Hypothetical Expenses per $1,000*	$5.92	$9.70	$4.63	$4.33
Hypothetical – Ending Value	$1,025.21	$1,015.58	$1,020.62	$1,020.92
Annualized expense ratio(1),(2)	1.16%	1.91%	0.91%	0.85%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000*	$5.83	$9.51	$4.59	$—
Actual – Ending Balance	$959.30	$955.90	$959.90	$—
Hypothetical Expenses per $1,000*	$6.02	$9.80	$4.74	$—
Hypothetical – Ending Value	$1,025.21	$1,015.48	$1,020.52	$—
Annualized expense ratio	1.18%	1.93%	0.93%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$12.07	$15.67	$10.85	$—
Actual – Ending Balance	$946.20	$942.40	$947.50	$—
Hypothetical Expenses per $1,000*	$12.56	$16.20	$11.22	$—
Hypothetical – Ending Value	$1,025.21	$1,009.07	$1,014.06	$—
Annualized expense ratio(1),(2)	2.46%	3.20%	2.21%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.37	$8.99	$4.16	$—
Actual – Ending Balance	$920.00	$916.60	$921.40	$—
Hypothetical Expenses per $1,000*	$5.67	$9.45	$4.38	$—
Hypothetical – Ending Value	$1,025.21	$1,015.83	$1,020.87	$—
Annualized expense ratio	1.11%	1.86%	0.86%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.24	$9.80	$5.05	$—
Actual – Ending Balance	$890.30	$886.60	$891.40	$—
Hypothetical Expenses per $1,000*	$6.67	$10.46	$5.40	$—
Hypothetical – Ending Value	$1,018.60	$1,014.82	$1,019.86	$—
Annualized expense ratio(3)	1.31%	2.06%	1.06%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.44	$9.83	$5.20	$4.61
Actual – Ending Balance	$964.50	$960.30	$965.30	$965.70
Hypothetical Expenses per $1,000*	$6.64	$10.11	$5.35	$4.74
Hypothetical – Ending Value	$1,025.21	$1,015.17	$1,019.91	$1,020.52
Annualized expense ratio(3)	1.30%	1.99%	1.05%	0.93%
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000*	$6.65	$—	$5.42	$5.27
Actual – Ending Balance	$953.00	$—	$953.40	$953.40
Hypothetical Expenses per $1,000*	$6.87	$—	$5.60	$5.45
Hypothetical – Ending Value	$1,018.40	$—	$1,019.66	$1,019.81
Annualized expense ratio(3)	1.35%	—	1.10%	1.07%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)  Includes 0.16% and 0.75% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Global Convertible Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.
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Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2022 and held through October 31, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$6.29	$9.85	$5.10	$—
Actual – Ending Balance	$891.40	$888.10	$892.20	$—
Hypothetical Expenses per $1,000**	$6.74	$10.51	$5.45	$—
Hypothetical – Ending Value	$1,025.21	$1,014.77	$1,019.81	$—
Annualized expense ratio	1.32%	2.07%	1.07%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.19	$8.85	$3.97	$3.58
Actual – Ending Balance	$942.90	$939.10	$944.20	$944.60
Hypothetical Expenses per $1,000*	$5.41	$9.20	$4.13	$3.72
Hypothetical – Ending Value	$1,025.21	$1,016.08	$1,021.12	$1,021.53
Annualized expense ratio	1.06%	1.81%	0.81%	0.73%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$6.67	$10.32	$5.44	$—
Actual – Ending Balance	$944.40	$940.40	$945.80	$—
Hypothetical Expenses per $1,000**	$6.92	$10.71	$5.65	$—
Hypothetical – Ending Value	$1,018.35	$1,014.57	$1,019.61	$—
Annualized expense ratio(4)	1.36%	2.11%	1.11%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000**	$5.66	$9.58	$4.43	$—
Actual – Ending Balance	$953.10	$949.20	$954.20	$—
Hypothetical Expenses per $1,000**	$5.87	$9.91	$4.58	$—
Hypothetical – Ending Value	$1,025.21	$1,015.38	$1,020.67	$—
Annualized expense ratio(4)	1.15%	1.95%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$4.99	$8.41	$3.85	$3.30
Actual – Ending Balance	$816.40	$812.90	$817.30	$817.70
Hypothetical Expenses per $1,000*	$5.55	$9.35	$4.28	$3.67
Hypothetical – Ending Value	$1,019.71	$1,015.93	$1,020.97	$1,021.58
Annualized expense ratio(4)	1.09%	1.84%	0.84%	0.72%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$6.02	$9.44	$4.89	$—
Actual – Ending Balance	$795.90	$792.80	$796.80	$—
Hypothetical Expenses per $1,000**	$6.79	$10.61	$5.50	$—
Hypothetical – Ending Value	$1,025.21	$1,014.67	$1,019.76	$—
Annualized expense ratio(4)	1.33%	2.09%	1.08%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.68	$10.24	$5.49	$6.64
Actual – Ending Balance	$894.20	$890.40	$895.60	$895.00
Hypothetical Expenses per $1,000*	$7.12	$10.92	$5.85	$7.07
Hypothetical – Ending Value	$1,018.15	$1,014.37	$1,019.41	$1,018.20
Annualized expense ratio(4)	1.40%	2.15%	1.15%	1.39%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(4)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2022 and held through October 31, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL OPPORTUNITIES FUND
Actual Expenses per $1,000**	$5.85	$9.43	$4.66	$—
Actual – Ending Balance	$903.30	$899.90	$905.00	$—
Hypothetical Expenses per $1,000**	$6.23	$10.01	$4.94	$—
Hypothetical – Ending Value	$1,025.21	$1,015.27	$1,020.32	$—
Annualized expense ratio(5)	1.22%	1.97%	0.97%	—
CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.19	$9.57	$5.12	$5.12
Actual – Ending Balance	$846.20	$842.90	$847.30	$847.30
Hypothetical Expenses per $1,000*	$6.79	$10.46	$5.60	$5.60
Hypothetical – Ending Value	$1,025.21	$1,014.82	$1,019.66	$1,019.66
Annualized expense ratio(5)	1.33%	2.06%	1.10%	1.10%
CALAMOS GLOBAL SUSTAINABLE EQUITIES FUND
Actual Expenses per $1,000*	$5.67	$9.04	$4.48	$3.72
Actual – Ending Balance	$890.20	$887.40	$892.60	$892.60
Hypothetical Expenses per $1,000*	$6.07	$9.65	$4.79	$3.97
Hypothetical – Ending Value	$1,025.21	$1,015.63	$1,020.47	$1,021.27
Annualized expense ratio(5)	1.19%	1.90%	0.94%	0.78%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.43	$8.06	$3.26	$—
Actual – Ending Balance	$930.90	$927.40	$931.10	$—
Hypothetical Expenses per $1,000**	$4.65	$8.44	$3.41	$—
Hypothetical – Ending Value	$1,025.21	$1,016.84	$1,021.83	$—
Annualized expense ratio(5)	0.91%	1.66%	0.67%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000**	$4.92	$8.65	$3.69	$—
Actual – Ending Balance	$952.50	$949.30	$953.70	$—
Hypothetical Expenses per $1,000**	$5.09	$8.94	$3.82	$—
Hypothetical – Ending Value	$1,020.16	$1,016.33	$1,021.42	$—
Annualized expense ratio(5)	1.00%	1.76%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000****	$3.20	$—	$1.95	$—
Actual – Ending Balance	$982.90	$—	$985.00	$—
Hypothetical Expenses per $1,000****	$3.27	$—	$1.99	$—
Hypothetical – Ending Value	$1,025.21	$—	$1,023.24	$—
Annualized expense ratio(5)	0.64%	—	0.39%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

****  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(5)  Annualized Expense Ratios for Global Opportunities Fund, International Small Cap Growth Fund, Global Sustainable Equities Fund, Total Return Bond Fund and High Income Opportunities Fund are adjusted to reflect fee waiver.

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (34.0%)
		Communication Services (4.4%)
50,000,000	EUR	America Movil, BV 0.000%, 03/02/24	$49,560,723
15,000,000		Bandwidth, Inc. 0.250%, 03/01/26	9,669,600
7,500,000		0.500%, 04/01/28~	4,452,000
27,500,000		Bilibili, Inc.~ 0.500%, 12/01/26*	16,426,025
12,000,000		1.375%, 04/01/26	9,142,920
5,000,000		1.250%, 06/15/27	4,488,400
25,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	29,845,388
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	7,345,035
2,500,000		Eventbrite, Inc. 5.000%, 12/01/25~	2,380,500
1,953,000		0.750%, 09/15/26	1,339,856
5,000,000		Fubotv, Inc.~ 3.250%, 02/15/26	2,559,450
20,000,000		iQIYI, Inc.~ 2.000%, 04/01/25	16,259,600
19,667,000		4.000%, 12/15/26	12,523,159
10,000,000		JOYY, Inc.~ 1.375%, 06/15/26	8,468,200
10,000,000		0.750%, 06/15/25	9,353,800
27,500,000		Lyft, Inc.~ 1.500%, 05/15/25	24,368,575
10,000,000		Marathon Digital Holdings, Inc.~* 1.000%, 12/01/26	4,024,100
20,000,000		Match Group Financeco 2, Inc.* 0.875%, 06/15/26	17,481,800
15,000,000		Match Group Financeco 3, Inc.~*^ 2.000%, 01/15/30	12,874,050
2,500,000		Radius Global Infrastructure, Inc.~* 2.500%, 09/15/26	1,968,300
80,040,000		Sea, Ltd.~ 0.250%, 09/15/26^	55,507,740
9,614,000		1.000%, 12/01/24	11,701,584
7,500,000		2.375%, 12/01/25	7,093,650
77,897,000		Snap, Inc.~ 0.000%, 05/01/27	53,693,623
40,000,000		0.125%, 03/01/28*	26,628,000
14,970,000		0.750%, 08/01/26	12,902,194
10,000,000		0.250%, 05/01/25	9,104,200
20,000,000		TechTarget, Inc.~ 0.000%, 12/15/26*	16,031,200
7,500,000		0.125%, 12/15/25	8,191,350
15,000,000		TripAdvisor, Inc.~ 0.250%, 04/01/26	12,070,800
PRINCIPAL AMOUNT			VALUE
		Twitter, Inc.~
115,000,000		0.000%, 03/15/26	$114,514,700
24,000,000		0.250%, 06/15/24	26,920,800
19,250,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	61,187,665
12,500,000		Ziff Davis, Inc.~*^ 1.750%, 11/01/26	12,160,625
18,000,000		Zillow Group, Inc.~ 0.750%, 09/01/24	18,635,220
15,000,000		1.375%, 09/01/26	15,038,100
			705,912,932
		Consumer Discretionary (6.1%)
7,000,000		2U, Inc.~ 2.250%, 05/01/25	4,490,150
91,893,000		Airbnb, Inc.~ 0.000%, 03/15/26	76,945,685
15,000,000		Carnival Corp. 5.750%, 10/01/24	17,446,200
3,009,000		Cheesecake Factory, Inc.~ 0.375%, 06/15/26	2,476,708
13,457,000		Chegg, Inc.~ 0.125%, 03/15/25	11,714,722
12,500,000		0.000%, 09/01/26	9,761,750
7,500,000		Cracker Barrel Old Country Store, Inc.~ 0.625%, 06/15/26	6,767,025
20,000,000	EUR	Delivery Hero, SE 1.500%, 01/15/28	12,668,768
15,000,000	EUR	1.000%, 01/23/27	10,924,508
22,900,000		Dick's Sporting Goods, Inc.~ 3.250%, 04/15/25	81,165,157
75,956,000		DraftKings Holdings, Inc.~ 0.000%, 03/15/28	47,503,642
60,000,000		Etsy, Inc.~ 0.250%, 06/15/28	46,543,200
30,000,000		0.125%, 10/01/26	38,672,400
18,500,000		Farfetch, Ltd.~ 3.750%, 05/01/27	17,590,540
30,000,000		Fiverr International, Ltd.~^ 0.000%, 11/01/25	23,847,600
10,000,000		Ford Motor Company~ 0.000%, 03/15/26	10,107,700
6,500,000		Groupon, Inc.~ 1.125%, 03/15/26	3,963,895
15,000,000		Guess?, Inc.~ 2.000%, 04/15/24	14,704,950
10,000,000		Li Auto, Inc.~ 0.250%, 05/01/28	8,061,600
62,500,000		Lucid Group, Inc.~* 1.250%, 12/15/26	39,388,750
13,000,000		Luminar Technologies, Inc.~* 1.250%, 12/15/26	8,677,370

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
7,000,000		Marriott Vacations Worldwide Corp.~ 0.000%, 01/15/26	$7,155,190
20,000,000		Meituan 0.000%, 04/27/27	15,789,600
12,500,000		MercadoLibre, Inc.~^ 2.000%, 08/15/28	26,653,250
7,500,000		National Vision Holdings, Inc.~ 2.500%, 05/15/25	10,047,450
40,000,000		NCL Corp., Ltd.~* 1.125%, 02/15/27	30,569,200
10,199,000		NIO, Inc.~ 0.500%, 02/01/27	7,302,484
10,000,000		0.000%, 02/01/26	8,091,300
20,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	14,106,552
47,500,000		Peloton Interactive, Inc.~ 0.000%, 02/15/26	34,188,125
17,000,000		Pinduoduo, Inc.~ 0.000%, 12/01/25	15,283,000
6,750,000		0.000%, 10/01/24	8,950,635
5,000,000		Porch Group, Inc.~* 0.750%, 09/15/26	2,592,750
5,287,000		Quotient Technology, Inc.~ 1.750%, 12/01/22	5,039,357
20,000,000		Royal Caribbean Cruises, Ltd.~* 6.000%, 08/15/25	26,139,800
10,245,000		Shake Shack, Inc.~ 0.000%, 03/01/28	7,000,818
10,833,000		Stride, Inc.~ 1.125%, 09/01/27	9,768,874
16,822,000		Tesla, Inc.~ 2.000%, 05/15/24	184,986,487
4,264,000		Vail Resorts, Inc.~^ 0.000%, 01/01/26	3,804,980
11,632,000		Vroom, Inc.~ 0.750%, 07/01/26	3,397,475
27,590,000		Wayfair, Inc. 0.625%, 10/01/25~	18,128,837
25,000,000		1.000%, 08/15/26	15,492,500
23,055,000		3.250%, 09/15/27*	20,045,170
12,500,000		Winnebago Industries, Inc.~ 1.500%, 04/01/25	14,015,500
			981,971,654
		Consumer Staples (0.3%)
11,500,000		Beauty Health Company~* 1.250%, 10/01/26	9,129,620
36,755,000		Beyond Meat, Inc.~ 0.000%, 03/15/27	9,874,231
15,000,000		Herbalife Nutrition, Ltd.~ 2.625%, 03/15/24	13,848,750
15,000,000		Post Holdings, Inc.~* 2.500%, 08/15/27	15,637,050
PRINCIPAL AMOUNT			VALUE
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	$4,560,754
			53,050,405
		Energy (1.2%)
5,000,000		Northern Oil And Gas, Inc. 3.625%, 04/15/29	5,615,900
71,500,000		Pioneer Natural Resources Company~ 0.250%, 05/15/25	183,997,385
			189,613,285
		Financials (0.8%)
80,800,000		Coinbase Global, Inc.~ 0.500%, 06/01/26	54,308,912
5,000,000		Hope Bancorp, Inc.~ 2.000%, 05/15/38	4,883,550
25,000,000		JPMorgan Chase & Company 0.000%, 12/28/23	23,476,750
10,467,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)~§ 0.250%, 05/01/23	11,545,834
15,000,000		LendingTree, Inc.~^ 0.500%, 07/15/25	10,725,750
13,000,000		PRA Group, Inc.~ 3.500%, 06/01/23	12,870,910
10,000,000		SoFi Technologies, Inc.~* 0.000%, 10/15/26	7,228,100
			125,039,806
		Health Care (3.5%)
15,000,000		Accolade, Inc.~ 0.500%, 04/01/26	11,240,850
18,000,000		Aerie Pharmaceuticals, Inc. 1.500%, 10/01/24	17,759,340
10,500,000		Allscripts Healthcare Solutions, Inc.~ 0.875%, 01/01/27	13,074,705
17,500,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	17,588,725
4,000,000		Alphatec Holdings, Inc.~ 0.750%, 08/01/26	3,400,240
8,500,000		Ascendis Pharma, A/S~* 2.250%, 04/01/28	8,351,080
10,000,000		Bridgebio Pharma, Inc.~ 2.500%, 03/15/27	5,908,800
10,000,000		2.250%, 02/01/29	4,284,300
3,759,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	2,846,803
3,500,000		Collegium Pharmaceutical, Inc.~ 2.625%, 02/15/26	3,176,845
20,000,000		CONMED Corp.~* 2.250%, 06/15/27	17,492,000
3,188,000		CryoPort, Inc.~* 0.750%, 12/01/26	2,413,922

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
15,000,000	Dexcom, Inc.~ 0.750%, 12/01/23	$44,250,450
10,000,000	Envista Holdings Corp.~^ 2.375%, 06/01/25	16,606,900
5,000,000	Evolent Health, Inc.~ 1.500%, 10/15/25	5,824,400
5,000,000	Haemonetics Corp. 0.000%, 03/01/26	4,137,250
19,000,000	Halozyme Therapeutics, Inc.~ 0.250%, 03/01/27	16,993,220
18,000,000	1.000%, 08/15/28*	19,013,580
14,500,000	Illumina, Inc.~ 0.000%, 08/15/23	14,028,605
17,000,000	Innoviva, Inc.~ 2.500%, 08/15/25	17,729,130
10,000,000	2.125%, 03/15/28*	8,145,200
9,000,000	Insmed, Inc.~ 0.750%, 06/01/28	7,141,590
27,500,000	Insulet Corp.~ 0.375%, 09/01/26	35,596,000
5,000,000	Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	3,735,450
11,243,000	Ionis Pharmaceuticals, Inc.~ 0.125%, 12/15/24	10,370,993
9,500,000	Ironwood Pharmaceuticals, Inc.~ 1.500%, 06/15/26	9,895,200
7,500,000	0.750%, 06/15/24	7,745,400
24,500,000	Jazz Investments I, Ltd.~ 2.000%, 06/15/26	27,571,810
7,250,000	Livongo Health, Inc. 0.875%, 06/01/25	6,308,153
5,000,000	Mesa Laboratories, Inc.~ 1.375%, 08/15/25	4,189,050
10,000,000	Natera, Inc.~ 2.250%, 05/01/27	14,219,100
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	6,097,000
7,500,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	11,292,900
4,500,000	NextGen Healthcare, Inc. 3.750%, 11/15/27	4,748,400
15,000,000	Novocure, Ltd.~ 0.000%, 11/01/25	12,987,450
40,000,000	Oak Street Health, Inc.~^ 0.000%, 03/15/26	30,566,400
12,500,000	Omnicell, Inc.~ 0.250%, 09/15/25	12,513,500
11,233,000	Pacira BioSciences, Inc.~ 0.750%, 08/01/25	10,940,268
4,000,000	Revance Therapeutics, Inc. 1.750%, 02/15/27	3,960,120
40,000,000	Sarepta Therapeutics, Inc. 1.250%, 09/15/27*	42,775,600
10,115,000	1.500%, 11/15/24~	17,157,973
PRINCIPAL AMOUNT			VALUE
12,500,000		SmileDirectClub, Inc.* 0.000%, 02/01/26	$1,259,500
10,000,000		Supernus Pharmaceuticals, Inc.~ 0.625%, 04/01/23	9,807,400
5,000,000		Tabula Rasa HealthCare, Inc.~ 1.750%, 02/15/26	4,015,800
16,250,000		Teladoc Health, Inc.~ 1.250%, 06/01/27	12,228,613
			561,390,015
		Industrials (1.3%)
17,500,000		American Airlines Group, Inc.~ 6.500%, 07/01/25	19,746,475
14,000,000		Atlas Air Worldwide Holdings, Inc. 1.875%, 06/01/24	23,493,820
15,000,000		Chart Industries, Inc.~* 1.000%, 11/15/24	56,933,850
11,250,000		FTI Consulting, Inc.~ 2.000%, 08/15/23	17,488,462
6,600,000		Greenbrier Companies, Inc.~ 2.875%, 04/15/28	5,943,432
20,000,000		John Bean Technologies Corp. 0.250%, 05/15/26	17,069,800
16,467,000		Middleby Corp.~ 1.000%, 09/01/25	19,953,887
10,000,000	EUR	Safran, SA 0.875%, 05/15/27	12,791,707
4,000,000		Stem, Inc.~* 0.500%, 12/01/28	3,025,360
35,000,000		Upwork, Inc.~ 0.250%, 08/15/26	26,156,900
15,000,000		Virgin Galactic Holdings, Inc.~* 2.500%, 02/01/27	7,967,550
			210,571,243
		Information Technology (14.9%)
20,000,000		3D Systems Corp.~* 0.000%, 11/15/26	14,131,400
30,056,000		Affirm Holdings, Inc.~* 0.000%, 11/15/26	19,007,715
73,500,000		Akamai Technologies, Inc.~ 0.375%, 09/01/27	72,852,465
55,000,000		0.125%, 05/01/25	59,475,900
10,000,000		Altair Engineering, Inc.~* 1.750%, 06/15/27	9,370,200
10,000,000		Alteryx, Inc.~ 1.000%, 08/01/26	8,042,000
10,000,000		0.500%, 08/01/24	9,056,300
30,000,000		Avalara, Inc. 0.250%, 08/01/26	29,813,700
16,398,000		Bentley Systems, Inc.~ 0.125%, 01/15/26	14,406,955
10,000,000		BigCommerce Holdings, Inc. 0.250%, 10/01/26	7,385,700

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
50,000,000	Bill.com Holdings, Inc.~ 0.000%, 12/01/25	$55,635,500
50,000,000	Blackline, Inc.~ 0.000%, 03/15/26	40,616,500
24,000,000	0.125%, 08/01/24	24,371,280
35,000,000	Block, Inc. 0.500%, 05/15/23~	36,893,150
25,000,000	0.125%, 03/01/25~	23,275,500
17,000,000	0.000%, 05/01/26~	13,649,130
10,000,000	0.250%, 11/01/27	7,476,400
25,000,000	Box, Inc.~ 0.000%, 01/15/26	31,059,500
20,000,000	Ceridian HCM Holding, Inc.~ 0.250%, 03/15/26	17,047,400
57,200,000	Confluent, Inc.~* 0.000%, 01/15/27	42,704,376
43,000,000	Coupa Software, Inc.~ 0.375%, 06/15/26	34,313,570
22,876,000	0.125%, 06/15/25	19,671,987
15,000,000	CyberArk Software, Ltd.~ 0.000%, 11/15/24	17,587,350
20,000,000	Datadog, Inc.~ 0.125%, 06/15/25	22,838,000
62,500,000	DigitalOcean Holdings, Inc.~* 0.000%, 12/01/26	45,829,375
27,750,000	Dropbox, Inc.~ 0.000%, 03/01/28	24,102,263
23,000,000	0.000%, 03/01/26	20,493,460
16,000,000	Enphase Energy, Inc.~ 0.000%, 03/01/28^	20,609,600
10,000,000	0.000%, 03/01/26	12,284,100
26,000,000	Envestnet, Inc.~ 0.750%, 08/15/25	22,372,480
8,000,000	Everbridge, Inc.~ 0.000%, 03/15/26	6,879,840
50,000,000	Fastly, Inc.~ 0.000%, 03/15/26	35,648,000
15,000,000	Five9, Inc.~ 0.500%, 06/01/25	13,328,700
20,000,000	Guidewire Software, Inc.~ 1.250%, 03/15/25	18,106,400
2,500,000	i3 Verticals, LLC~ 1.000%, 02/15/25	2,221,450
5,000,000	Impinj, Inc.~* 1.125%, 05/15/27	6,191,400
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	14,111,400
6,000,000	3.750%, 08/01/28*	6,461,400
13,000,000	Insight Enterprises, Inc.~ 0.750%, 02/15/25	18,657,730
10,000,000	InterDigital, Inc.~* 3.500%, 06/01/27	9,377,200
15,000,000	Itron, Inc.~^ 0.000%, 03/15/26	12,086,850
PRINCIPAL AMOUNT		VALUE
16,000,000	Lenovo Group, Ltd. 3.375%, 01/24/24	$17,562,080
17,500,000	LivePerson, Inc. 0.000%, 12/15/26~	12,241,250
7,500,000	0.750%, 03/01/24	6,985,650
50,500,000	Lumentum Holdings, Inc.~ 0.500%, 12/15/26	49,547,065
20,000,000	0.250%, 03/15/24	26,267,000
12,500,000	0.500%, 06/15/28*	10,557,625
18,000,000	Magnite, Inc.~ 0.250%, 03/15/26	13,139,640
29,523,000	MicroStrategy, Inc. 0.000%, 02/15/27~	13,685,682
9,601,000	0.750%, 12/15/25	7,956,541
55,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	62,794,365
10,000,000	New Relic, Inc.~ 0.500%, 05/01/23	9,804,500
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	45,553,400
10,000,000	Nova, Ltd.~ 0.000%, 10/15/25	11,413,100
14,960,000	Nutanix, Inc. 0.250%, 10/01/27	13,049,608
57,500,000	Okta, Inc.~ 0.125%, 09/01/25	48,462,150
43,500,000	0.375%, 06/15/26	34,951,380
60,000,000	ON Semiconductor Corp.~ 0.000%, 05/01/27	79,337,400
84,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	164,531,996
68,000,000	0.375%, 06/01/25	119,907,120
4,500,000	PAR Technology Corp.~ 2.875%, 04/15/26	4,382,865
32,500,000	Pegasystems, Inc.~ 0.750%, 03/01/25	27,196,325
7,707,000	Perficient, Inc.~* 0.125%, 11/15/26	5,818,785
12,500,000	Progress Software Corp.~ 1.000%, 04/15/26	12,907,000
5,000,000	PROS Holdings, Inc. 1.000%, 05/15/24	4,637,700
2,000,000	2.250%, 09/15/27	1,765,480
30,625,000	Q2 Holdings, Inc.~ 0.125%, 11/15/25	25,009,906
19,500,000	Rapid7, Inc.~ 0.250%, 03/15/27	15,406,755
7,000,000	2.250%, 05/01/25	7,170,310
7,500,000	Repay Holdings Corp.~* 0.000%, 02/01/26	5,173,050
41,100,000	RingCentral, Inc.~ 0.000%, 03/15/26^	31,500,273
20,000,000	0.000%, 03/01/25	16,688,000
17,500,000	Shift4 Payments, Inc.~ 0.500%, 08/01/27^	13,542,375
15,000,000	0.000%, 12/15/25	13,521,150

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
15,000,000		Shopify, Inc.~^ 0.125%, 11/01/25	$12,685,350
30,000,000		Silicon Laboratories, Inc.~ 0.625%, 06/15/25	34,029,300
5,000,000		SMART Global Holdings, Inc.~ 2.250%, 02/15/26	4,764,450
40,000,000		Splunk, Inc.~ 0.500%, 09/15/23	38,622,400
32,500,000		1.125%, 09/15/25	30,293,250
20,000,000		1.125%, 06/15/27	17,050,000
75,000,000		Spotify USA, Inc.~ 0.000%, 03/15/26	59,877,750
15,000,000		Teradyne, Inc.~ 1.250%, 12/15/23	38,599,800
5,000,000		Tyler Technologies, Inc.~ 0.250%, 03/15/26	4,727,100
90,074,000		Unity Software, Inc.~* 0.000%, 11/15/26	65,704,479
10,000,000		Verint Systems, Inc.~ 0.250%, 04/15/26	8,554,400
5,000,000		Veritone, Inc.~* 1.750%, 11/15/26	3,074,050
10,000,000		Vishay Intertechnology, Inc.~ 2.250%, 06/15/25	9,679,700
10,000,000		Weibo Corp.~ 1.250%, 11/15/22	9,930,600
26,500,000		Western Digital Corp.~ 1.500%, 02/01/24	25,339,565
10,000,000		Wix.com, Ltd.~ 0.000%, 07/01/23	9,801,500
17,500,000		Wolfspeed, Inc.~ 1.750%, 05/01/26	31,150,875
15,000,000		0.250%, 02/15/28*	13,799,100
17,500,000		Workiva, Inc.~ 1.125%, 08/15/26	20,540,625
66,663,000		Zendesk, Inc.~ 0.625%, 06/15/25	65,875,710
10,000,000		0.250%, 03/15/23	12,353,600
22,500,000		Zscaler, Inc.~ 0.125%, 07/01/25	27,690,975
			2,396,055,731
		Materials (0.3%)
10,000,000		Amyris, Inc.~* 1.500%, 11/15/26	4,822,300
10,000,000		ATI, Inc.~ 3.500%, 06/15/25	20,190,500
3,124,000		Lithium Americas Corp.~* 1.750%, 01/15/27	2,712,632
20,000,000	CHF	Sika, AG 0.150%, 06/05/25	25,738,453
			53,463,885
		Other (0.4%)
60,000,000		Cloudflare, Inc. 0.000%, 08/15/26	48,553,200
PRINCIPAL AMOUNT			VALUE
15,000,000		Jamf Holding Corp. 0.125%, 09/01/26	$12,422,400
2,000,000		QIAGEN, NV 0.000%, 12/17/27	1,803,020
10,000,000		Upstart Holdings, Inc. 0.250%, 08/15/26	5,588,700
			68,367,320
		Real Estate (0.3%)
20,000,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	19,980,828
12,500,000		Opendoor Technologies, Inc.~* 0.250%, 08/15/26	6,459,750
5,000,000		Realogy Group, LLC / Realogy Co-Issuer Corp.~ 0.250%, 06/15/26	3,370,650
20,000,000		Redfin Corp.~ 0.500%, 04/01/27	8,627,600
15,000,000		0.000%, 10/15/25	7,739,400
			46,178,228
		Special Purpose Acquisition Company (0.3%)
42,687,000		1Life Healthcare, Inc. 3.000%, 06/15/25	41,533,170
		Utilities (0.2%)
12,500,000		NextEra Energy Partners, LP~* 0.000%, 06/15/24	12,051,125
10,000,000		Sunnova Energy International, Inc.~ 2.625%, 02/15/28*	8,098,200
10,000,000		0.250%, 12/01/26	7,723,600
			27,872,925
		TOTAL CONVERTIBLE BONDS (Cost $5,794,510,873)	5,461,020,599
CORPORATE BOND (1.0%)
		Airlines (0.0%)
2,850,000		Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets, Ltd.* 6.500%, 06/20/27	2,822,127
		Communication Services (0.1%)
3,257,000		Comcast Corp. 3.375%, 08/15/25	3,114,832
750,000		5.250%, 11/07/25	750,412
3,214,000		Netflix, Inc.* 3.625%, 06/15/25	3,067,731
2,500,000		Verizon Communications, Inc.^ 1.450%, 03/20/26	2,203,675
			9,136,650
		Consumer Discretionary (0.1%)
5,000,000		Cargill, Inc. 4.875%, 10/10/25	4,961,850

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
5,000,000	Dollar General Corp. 4.150%, 11/01/25	$4,856,850
5,000,000	General Motors Financial Company, Inc. 1.250%, 01/08/26	4,277,800
5,000,000	Lowe's Companies, Inc. 4.400%, 09/08/25	4,906,150
1,859,000	VF Corp. 2.400%, 04/23/25	1,724,186
		20,726,836
	Financials (0.3%)
5,000,000	Bank of America Corp.~‡ 1.530%, 12/06/25 SOFR + 0.65%	4,560,150
5,000,000	Bank of Montreal 4.250%, 09/14/24	4,896,850
5,000,000	Bank of NY Mellon Corp.‡ 4.414%, 07/24/26 SOFR + 1.35%	4,865,050
3,500,000	Citizens Bank NA^‡ 6.064%, 10/24/25 SOFR + 1.45%	3,525,270
2,000,000	Intercontinental Exchange, Inc. 3.650%, 05/23/25	1,939,020
5,000,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26 SOFR + 0.92%	4,635,850
5,000,000	Mondelez International Holdings Netherlands, BV* 4.250%, 09/15/25	4,864,550
5,000,000	PNC Financial Services Group, Inc.‡ 5.671%, 10/28/25 SOFR + 1.09%	5,009,050
5,000,000	Toronto-Dominion Bank 3.766%, 06/06/25	4,803,300
5,000,000	Truist Financial Corp.‡ 5.900%, 10/28/26 SOFR + 1.63%	5,002,400
5,000,000	US Bancorp.‡ 5.727%, 10/21/26 SOFR + 1.43%	5,018,350
		49,119,840
	Health Care (0.1%)
4,860,000	Baxter International, Inc. 1.322%, 11/29/24	4,476,060
5,000,000	Elevance Health, Inc. 5.350%, 10/15/25	5,004,850
5,000,000	UnitedHealth Group, Inc. 5.150%, 10/15/25	5,010,950
		14,491,860
	Industrials (0.1%)
2,500,000	Lockheed Martin Corp. 4.950%, 10/15/25	2,503,125
PRINCIPAL AMOUNT		VALUE
3,830,000	Raytheon Technologies Corp. 3.950%, 08/16/25	$3,716,402
1,750,000	Roper Technologies, Inc.^ 2.350%, 09/15/24	1,662,920
5,000,000	Siemens Financieringsmaatschappij, NV* 3.250%, 05/27/25	4,764,150
		12,646,597
	Information Technology (0.1%)
3,500,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	3,241,035
5,000,000	PayPal Holdings, Inc. 2.650%, 10/01/26	4,565,600
5,000,000	Take-Two Interactive Software, Inc. 3.300%, 03/28/24	4,855,200
		12,661,835
	Materials (0.0%)
2,500,000	Sherwin Williams Company~ 4.050%, 08/08/24	2,454,250
	Other (0.1%)
3,120,000	BorgWarner, Inc. 3.375%, 03/15/25	2,982,907
5,000,000	Diageo Capital, PLC 5.200%, 10/24/25	5,018,450
1,457,000	Schlumberger Holdings Corp.* 3.750%, 05/01/24	1,425,442
5,000,000	Toyota Motor Credit Corp. 3.950%, 06/30/25	4,874,450
5,000,000	WEC Energy Group, Inc. 5.000%, 09/27/25	4,974,250
		19,275,499
	Utilities (0.1%)
5,000,000	National Rural Utilities Cooperative Finance, Corp. 5.450%, 10/30/25	5,026,700
5,000,000	Southern Company 5.150%, 10/06/25	4,981,500
		10,008,200
	TOTAL CORPORATE BOND (Cost $153,647,190)	153,343,694
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.4%)
	Communication Services (0.3%)
35,692	T-Mobile Exchangeable Trust~* 5.250%, 06/01/23	44,430,472
	Consumer Discretionary (0.2%)
316,491	Aptiv, PLC~ 5.500%, 06/15/23	33,826,558

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
	Financials (0.1%)
15,000	2020 Mandatory Exchangeable Trust~* 6.500%, 05/16/23	$13,931,550
	Industrials (0.1%)
178,572	Clarivate, PLC~^ 5.250%, 06/01/24	8,162,526
47,143	RBC Bearings, Inc.~ 5.000%, 10/15/24	5,766,532
104,200	Stanley Black & Decker, Inc.~ 5.250%, 11/15/22	5,253,764
		19,182,822
	Information Technology (0.1%)
50,000	Coherent Corp.~ 6.000%, 07/01/23	7,758,000
	Utilities (0.6%)
400,000	American Electric Power Company, Inc.~^ 6.125%, 08/15/23	19,888,000
300,000	DTE Energy Company~ 6.250%, 11/01/22	15,411,000
500,000	NextEra Energy, Inc. 6.926%, 09/01/25	23,250,000
300,000	6.219%, 09/01/23~^	14,475,000
205,000	5.279%, 03/01/23~	10,135,200
150,000	PG&E Corp.~ 5.500%, 08/16/23	20,118,000
		103,277,200
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $237,994,650)	222,406,602
COMMON STOCKS (54.0%)
	Communication Services (3.5%)
630,238	Activision Blizzard, Inc.~	45,881,327
1,135,873	Alphabet, Inc. - Class A~#	107,351,357
1,314,695	Alphabet, Inc. - Class C~#	124,449,029
1,234,951	AT&T, Inc.	22,513,157
1,012,445	Comcast Corp. - Class A~	32,135,004
183,008	Fox Corp. - Class A^	5,283,441
228,013	Match Group, Inc.#	9,850,162
533,268	Meta Platforms, Inc. - Class A~#	49,679,247
101,872	Netflix, Inc.#	29,734,399
270,307	Paramount Global - Class B	4,952,024
163,081	T-Mobile US, Inc.#	24,716,556
904,128	TEGNA, Inc.~	18,878,193
942,409	Verizon Communications, Inc.~	35,217,824
457,102	Walt Disney Company~#	48,699,647
		559,341,367
NUMBER OF SHARES		VALUE
	Consumer Discretionary (4.5%)
2,024,992	Amazon.com, Inc.~#	$207,440,181
174,421	Aptiv, PLC^#	15,884,520
8,483	Booking Holdings, Inc.~#	15,858,799
230,907	Caesars Entertainment, Inc.#	10,097,563
1,095,491	Carnival Corp.^#	9,925,148
10,775	Chipotle Mexican Grill, Inc. - Class A^#	16,144,506
64,696	Darden Restaurants, Inc.~	9,260,585
479,604	DISH Network Corp. - Class A^#	7,150,896
56,118	Dollar General Corp.~	14,312,896
196,538	DR Horton, Inc.~^	15,109,841
184,301	eBay, Inc.	7,342,552
940,940	Ford Motor Company~	12,580,368
353,265	General Motors Company	13,865,651
244,672	Home Depot, Inc.~	72,454,719
503,703	iRobot Corp.#	28,459,220
197,938	Lowe's Companies, Inc.~	38,588,013
173,270	McDonald's Corp.^	47,243,798
214,670	MGM Resorts International	7,635,812
331,621	NIKE, Inc. - Class B~	30,734,634
502,775	Norwegian Cruise Line Holdings, Ltd.#	8,491,870
26,601	O'Reilly Automotive, Inc.#	22,269,559
111,716	Ross Stores, Inc.~	10,690,104
271,323	Starbucks Corp.~	23,493,859
122,742	Target Corp.~	20,160,374
106,543	Tesla, Inc.#	24,242,794
307,020	TJX Companies, Inc.~	22,136,142
33,773	Ulta Beauty, Inc.#	14,163,383
		725,737,787
	Consumer Staples (3.0%)
130,000	Albertsons Companies, Inc.	2,666,300
454,798	Altria Group, Inc.~	21,043,503
184,992	Archer-Daniels-Midland Company~	17,940,524
118,887	Church & Dwight Company, Inc.	8,813,093
788,819	Coca-Cola Company	47,210,817
183,307	Colgate-Palmolive Company~	13,535,389
91,883	Constellation Brands, Inc. - Class A	22,702,452
72,800	Costco Wholesale Corp.~	36,509,200
69,746	Estee Lauder Companies, Inc. - Class A	13,983,375
200,502	General Mills, Inc.	16,356,953
147,780	Kellogg Company~	11,352,460

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
110,141	Kimberly-Clark Corp.	$13,708,149
254,719	Kraft Heinz Company	9,799,040
264,008	Kroger Company^	12,484,938
519,960	Mondelez International, Inc. - Class A	31,967,141
114,448	Monster Beverage Corp.#	10,726,067
242,552	PepsiCo, Inc.~	44,042,592
434,501	Philip Morris International, Inc.~	39,908,917
426,737	Procter & Gamble Company	57,468,672
403,616	Walmart, Inc.~	57,446,665
		489,666,247
	Energy (2.5%)
471,892	Chevron Corp.~	85,365,263
302,873	ConocoPhillips~	38,189,257
90,649	EOG Resources, Inc.~	12,375,401
556,184	Exxon Mobil Corp.~	61,630,749
211,792	Hess Corp.	29,879,615
627,369	Kinder Morgan, Inc.	11,367,926
412,850	Marathon Petroleum Corp.	46,908,017
194,713	Occidental Petroleum Corp.	14,136,164
125,762	ONEOK, Inc.	7,460,202
88,269	Phillips 66~^	9,205,574
127,378	Pioneer Natural Resources Company^	32,660,993
279,825	Schlumberger, NV	14,559,295
198,353	Sysco Corp.	17,169,436
85,398	Valero Energy Corp.~	10,721,719
316,548	Williams Companies, Inc.	10,360,616
		401,990,227
	Financials (5.0%)
155,937	Aflac, Inc.~	10,153,058
121,656	Allstate Corp.~	15,359,070
214,643	American Express Company~^	31,863,753
444,819	American International Group, Inc.~	25,354,683
60,957	Ameriprise Financial, Inc.	18,843,028
108,749	Arthur J Gallagher & Company	20,344,763
91,433	Assurant, Inc.	12,422,087
2,472,297	Bank of America Corp.~	89,101,584
227,025	Bank of New York Mellon Corp.	9,560,023
328,192	Berkshire Hathaway, Inc. - Class B~#	96,846,177
23,555	BlackRock, Inc.~^	15,214,410
108,098	Cboe Global Markets, Inc.	13,458,201
426,654	Charles Schwab Corp.~	33,991,524
140,162	Chubb, Ltd.~	30,119,412
344,047	Citigroup, Inc.~	15,777,995
NUMBER OF SHARES		VALUE
48,989	CME Group, Inc.	$8,489,794
137,783	Discover Financial Services	14,392,812
132,052	Goldman Sachs Group, Inc.~	45,493,234
516,311	Huntington Bancshares, Inc.	7,837,601
597,311	JPMorgan Chase & Company~	75,189,509
60,594	M&T Bank Corp.	10,202,212
168,110	Marsh & McLennan Companies, Inc.	27,148,084
183,167	MetLife, Inc.~	13,409,656
309,222	Morgan Stanley~	25,408,772
97,058	Northern Trust Corp.	8,186,842
72,941	Prudential Financial, Inc.~	7,672,664
63,315	S&P Global, Inc.	20,339,944
91,668	State Street Corp.~	6,783,432
81,304	Travelers Companies, Inc.~	14,997,336
163,830	Truist Financial Corp.	7,337,946
185,377	US Bancorp	7,869,254
1,152,908	Wells Fargo & Company~	53,022,239
292,568	Zions Bancorp NA	15,195,982
		807,387,081
	Health Care (6.9%)
315,426	Abbott Laboratories~	31,208,248
395,669	AbbVie, Inc.~	57,925,941
208,836	Agilent Technologies, Inc.	28,892,461
88,694	Amgen, Inc.~	23,978,423
233,427	Baxter International, Inc.	12,686,757
75,809	Becton Dickinson and Company	17,888,650
45,359	Biogen, Inc.~#	12,856,555
710,891	Boston Scientific Corp.#	30,646,511
641,453	Bristol-Myers Squibb Company~	49,693,364
143,625	Centene Corp.#	12,226,796
61,117	Cigna Corp.	19,744,458
269,980	CVS Health Corp.~	25,567,106
183,216	Danaher Corp.	46,109,971
123,867	Dexcom, Inc.#	14,960,656
207,304	Edwards Lifesciences Corp.~#	15,015,029
223,838	Eli Lilly & Company	81,049,501
286,762	Gilead Sciences, Inc.	22,499,346
61,758	HCA Healthcare, Inc.	13,430,512
37,459	Humana, Inc.	20,905,119
103,264	Intuitive Surgical, Inc.#	25,451,478
62,899	IQVIA Holdings, Inc.#	13,188,033
496,808	Johnson & Johnson~	86,429,688
55,559	Laboratory Corp. of America Holdings~	12,326,320
42,000	LHC Group, Inc.~#	7,018,200

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
56,944	McKesson Corp.	$22,172,285
330,135	Medtronic, PLC	28,833,991
549,308	Merck & Company, Inc.	55,589,970
58,255	Organon & Company^	1,525,116
1,197,598	Pfizer, Inc.~	55,748,187
74,115	Quest Diagnostics, Inc.~	10,646,620
15,056	Regeneron Pharmaceuticals, Inc.~#	11,273,180
107,598	Thermo Fisher Scientific, Inc.~	55,302,144
259,546	UnitedHealth Group, Inc.~	144,086,962
91,654	Vertex Pharmaceuticals, Inc.#	28,596,048
58,062	Zimmer Biomet Holdings, Inc.	6,581,328
74,863	Zoetis, Inc.	11,287,843
		1,113,342,797
	Industrials (3.7%)
91,385	3M Company	11,495,319
64,157	Allegion, PLC	6,721,729
90,214	Boeing Company~#	12,856,397
352,007	Carrier Global Corp.	13,995,798
175,731	Caterpillar, Inc.~	38,038,732
922,637	CSX Corp.~	26,811,831
63,392	Deere & Company^	25,091,822
213,045	Delta Air Lines, Inc.~#	7,228,617
93,343	Eaton Corp., PLC	14,007,984
247,403	Emerson Electric Company~	21,425,100
67,477	Generac Holdings, Inc.#	7,821,259
54,376	General Dynamics Corp.	13,583,125
234,879	General Electric Company	18,275,935
205,844	Honeywell International, Inc.	41,996,293
77,576	Illinois Tool Works, Inc.~	16,564,803
213,001	Johnson Controls International, PLC	12,319,978
81,898	L3Harris Technologies, Inc.	20,185,400
44,456	Lockheed Martin Corp.	21,635,846
183,207	Masco Corp.	8,476,988
48,801	Norfolk Southern Corp.	11,130,044
44,188	Northrop Grumman Corp.^	24,259,654
81,873	Otis Worldwide Corp.	5,783,509
128,811	PACCAR, Inc.	12,472,769
208,192	Pentair, PLC	8,941,846
439,477	Raytheon Technologies Corp.~	41,671,209
406,045	Southwest Airlines Company~#	14,759,736
141,391	Spirit Airlines, Inc.~#	3,110,602
53,698	Stryker Corp.~	12,309,730
10,937	Teledyne Technologies, Inc.#	4,352,707
232,845	Union Pacific Corp.~	45,903,063
147,685	United Parcel Service, Inc. - Class B	24,777,113
NUMBER OF SHARES		VALUE
72,222	Verisk Analytics, Inc. - Class A	$13,204,348
137,990	Waste Management, Inc.	21,853,476
101,602	Xylem, Inc.	10,407,093
		593,469,855
	Information Technology (11.6%)
121,721	Accenture, PLC - Class A~	34,556,592
95,226	Adobe, Inc.#	30,329,481
434,534	Advanced Micro Devices, Inc.#	26,098,112
188,091	Amphenol Corp. - Class A~	14,262,941
3,371,979	Apple, Inc.~	517,059,260
197,112	Applied Materials, Inc.~	17,403,018
55,238	Autodesk, Inc.#	11,837,503
122,343	Automatic Data Processing, Inc.	29,570,303
96,985	Broadcom, Inc.	45,594,588
1,156,776	Cisco Systems, Inc.~	52,552,334
159,098	Cognizant Technology Solutions Corp. - Class A~	9,903,851
130,000	DouYu International Holdings, Ltd.#	129,987
33,245	Enphase Energy, Inc.#	10,206,215
144,527	Fiserv, Inc.#	14,848,704
297,097	ForgeRock, Inc.#	6,702,508
53,726	Gartner, Inc.#	16,220,954
81,920	Global Payments, Inc.	9,360,179
309,607	HP, Inc.	8,551,345
452,959	Intel Corp.~	12,877,624
147,069	International Business Machines Corp.	20,338,172
55,569	Intuit, Inc.	23,755,748
495,868	ironSource, Ltd.~#	1,601,654
54,612	Jack Henry & Associates, Inc.^	10,871,065
206,834	Mastercard, Inc. - Class A	67,878,782
371,609	Micron Technology, Inc.~	20,104,047
1,714,970	Microsoft Corp.~	398,095,986
29,369	Monolithic Power Systems, Inc.	9,969,307
88,332	NetApp, Inc.	6,118,758
587,318	NVIDIA Corp.~	79,270,310
87,145	NXP Semiconductors, NV	12,730,142
136,264	ON Semiconductor Corp.#	8,370,698
312,033	Oracle Corp.	24,360,416
114,826	Paychex, Inc.	13,585,064
45,822	Paycom Software, Inc.#	15,854,412
165,465	PayPal Holdings, Inc.#	13,829,565
105,256	Qorvo, Inc.#	9,060,436
264,858	QUALCOMM, Inc.	31,163,192
34,102	Rogers Corp.#	8,025,224
251,552	salesforce, Inc.#	40,899,840
26,086	Silicon Motion Technology Corp.	1,395,340

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
124,207	Skyworks Solutions, Inc.	$10,683,044
29,364	SolarEdge Technologies, Inc.#	6,754,601
90,000	Switch, Inc. - Class A~	3,064,500
79,728	TE Connectivity, Ltd.^	9,745,153
125,221	Teradyne, Inc.^	10,186,728
143,271	Texas Instruments, Inc.~	23,013,621
444,088	Visa, Inc. - Class A~^	91,997,270
211,000	VMware, Inc. - Class A~	23,743,830
52,000	Zendesk, Inc.~#	3,987,880
		1,868,520,284
	Materials (1.2%)
72,947	Air Products and Chemicals, Inc.~	18,265,929
59,471	Avery Dennison Corp.^	10,083,308
78,604	Celanese Corp. - Class A	7,555,416
207,311	Corteva, Inc.	13,545,701
207,310	Dow, Inc.	9,689,669
186,682	DuPont de Nemours, Inc.	10,678,210
568,062	Freeport-McMoRan, Inc.	18,001,885
48,569	International Flavors & Fragrances, Inc.	4,740,820
159,359	Linde, PLC^	47,385,399
89,573	PPG Industries, Inc.^	10,227,445
55,955	ServiceNow, Inc.#	23,542,507
53,653	Sherwin-Williams Company	12,073,535
		185,789,824
	Real Estate (1.2%)
62,128	Alexandria Real Estate Equities, Inc.^	9,027,198
85,723	American Tower Corp.~	17,760,948
57,155	AvalonBay Communities, Inc.~	10,008,984
79,196	Crown Castle, Inc.	10,553,659
93,184	Digital Realty Trust, Inc.	9,341,696
16,422	Equinix, Inc.^	9,302,078
55,178	Federal Realty Investment Trust	5,461,518
74,064	Mid-America Apartment Communities, Inc.	11,661,377
245,003	Prologis, Inc.~	27,134,082
40,786	Public Storage~	12,633,463
141,400	Realty Income Corp.^	8,804,978
115,333	Regency Centers Corp.	6,978,800
444,082	STORE Capital Corp.	14,121,808
179,430	UDR, Inc.	7,134,137
368,659	Vornado Realty Trust^	8,696,666
145,110	Welltower, Inc.	8,857,514
277,144	Weyerhaeuser Company	8,572,064
		186,050,970
NUMBER OF SHARES		VALUE
	Special Purpose Acquisition Companies (9.5%)#
625,945	10X Capital Venture Acquisition Corp.	$6,359,601
1,750,000	7 Acquisition Corp.	17,745,000
500,000	Accelerate Acquisition Corp.	4,970,000
160,000	Accretion Acquisition Corp.	1,593,600
616,403	Acropolis Infrastructure Acquisition Corp.	6,071,570
50,000	Advanced Merger Partners, Inc.	495,000
125,000	Aesther Healthcare Acquisition Corp. - Class A	1,280,000
500,000	Aetherium Acquisition Corp.	5,045,000
750,000	AF Acquisition Corp.	7,440,000
963,772	Ahren Acquisition Corp.	9,787,105
750,000	Alpha Partners Technology Merger Corp.	7,421,250
1,000,000	ALSP Orchid Acquisition Corp. I	10,130,000
1,000,000	AltC Acquisition Corp. - Class A	9,840,000
1,500,000	AltEnergy Acquisition Corp.	15,067,500
600,000	AMCI Acquisition Corp. II	5,886,000
1,000,000	Andretti Acquisition Corp.	10,140,000
485,000	Anthemis Digital Acquisitions I Corp.	4,927,600
300,000	Anzu Special Acquisition Corp. I	2,976,000
100,000	AP Acquisition Corp.	1,022,000
1,000,000	Apeiron Capital Investment Corp.	10,135,000
1,000,000	APx Acquisition Corp. I	10,180,000
150,000	Argus Capital Corp. - Class A	1,513,500
100,000	Arrowroot Acquisition Corp.	995,000
200,100	Ascendant Digital Acquisition Corp. III	2,040,020
511,397	Astrea Acquisition Corp. - Class A	5,083,286
300,000	Athena Consumer Acquisition Corp.	3,030,000
500,000	Athena Technology Acquisition Corp. II	4,970,000
240,000	Atlantic Coastal Acquisition Corp. - Class A	2,380,800
1,250,000	Atlantic Coastal Acquisition Unit	12,562,500
500,000	Aura Fat Projects Acquisiton Corp.	5,057,500
250,000	Avalon Acquisition, Inc.	2,517,500
600,000	Avista Public Acquisition Corp. II	4,104,000
500,000	AxonPrime Infrastructure Acquisition Corp.	4,895,000
200,000	B Riley Principal 250 Merger Corp.	1,969,000

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
600,000	Banner Acquisition Corp.	$6,069,000
1,000,000	Banyan Acquisition Corp.	10,570,000
1,500,000	Battery Future Acquisition Corp.	15,195,000
542,433	Beard Energy Transition Acquisition Corp.	5,462,300
600,000	Belong Acquisition Corp.	5,973,000
500,000	Berenson Acquisition Corp. I - Class A	4,955,000
119,900	Big Sky Growth Partners, Inc.	1,184,013
500,000	Bilander Acquisition Corp.	4,890,000
1,000,000	BioPlus Acquisition Corp.	10,120,000
225,500	Black Mountain Acquisition Corp.	2,273,040
481,099	Black Spade Acquisition Company	4,753,258
755,104	Blockchain Coinvestors Acquisition Corp. I - Class A	7,664,306
1,250,000	Blue Ocean Acquisition Corp.	12,637,500
141,132	Blue Whale Acquisition Corp. I	1,371,803
500,000	Build Acquisition Corp.	4,965,000
1,000,000	BurTech Acquisition Corp.	10,060,000
500,000	byNordic Acquisition Corp.	5,017,500
300,000	C5 Acquisition Corp.	3,003,000
750,000	Cactus Acquisition Corp.	7,608,750
400,000	Canna-Global Acquisition Corp.	4,080,000
1,500,000	Cartesian Growth Corp.	15,180,000
269,402	Cartica Acquisition Corp.	2,754,635
300,000	Cascadia Acquisition Corp. - Class A	2,973,000
300,000	Catalyst Partners Acquisition Corp.	2,976,000
478,400	CF Acquisition Corp. VII	4,798,352
1,500,000	Chain Bridge I	15,202,500
700,000	Chenghe Acquisition Company	7,140,000
20,000	Colicity, Inc.	198,600
500,000	ColiseumAcquisition Corp.	4,957,500
600,000	Colombier Acquisition Corp.	5,880,000
500,000	Compass Digital Acquisition Corp.	4,935,000
276,950	Concord Acquisition Corp. II	2,700,262
450,000	Concord Acquisition Corp. III	4,518,000
750,000	Consilium Acquisition Corp. I	7,567,500
20,000	Constellation Acquisition Corp. I	199,600
280,268	Conyers Park III Acquisition Corp.	2,739,620
250,000	Corazon Capital V838 Monoceros Corp.	2,493,750
1,500,000	Crescera Capital Acquisition Corp.	15,172,500
300,000	Crypto 1 Acquisition Corp.	3,039,000
NUMBER OF SHARES			VALUE
200,000		D & Z Media Acquisition Corp.	$2,000,000
800,000		Decarbonization Plus Acquisition Corp. IV	8,076,000
350,000		Denali Capital Acquisition Corp.	3,559,500
275,000		DHB Capital Corp. - Class A	2,729,375
100,000		DiamondHead Holdings Corp.	996,000
625,000		Digital Transformation Opportunities Corp.	6,209,375
1,500,000		DP Cap Acquisition Corp. I - Class A	15,180,000
300,000		DTRT Health Acquisition Corp.	3,066,000
225,000		EG Acquisition Corp.	2,239,875
745,522		Emerging Markets Horizon Corp.	7,742,246
1,250,000		Enphys Acquisition Corp.	12,237,500
1,200,000		Enterprise 4.0 Technology Acquisition Corp.	12,198,000
300,700		EQ Health Acquisition Corp.	2,988,958
140,000	EUR	ESG Core Investments, BV	1,342,043
175,000		ESGEN Acquisition Corp.	1,790,250
1,000,000		EVe Mobility Acquisition Corp.	10,120,000
1,250,000		Everest Consolidator Acquisition Corp.	12,687,500
500,000		Evergreen Corp.	5,092,500
1,000,000		ExcelFin Acquisition Corp.	10,060,000
40,000		Fast Acquisition Corp.	395,200
244,983		Finnovate Acquisition Corp.	2,481,678
50,000		FinTech Acquisition Corp. VI	499,500
150,000		Fintech Ecosystem Development Corp.	1,512,000
400,000		Flame Acquisition Corp.	3,982,000
1,051,600		Focus Impact Acquisition Corp.	10,558,064
750,000		Forbion European Acquisition Corp.	7,650,000
500,000		Forum Merger IV Corp.	4,962,500
800,000		Frontier Investment Corp.	7,944,000
17,200		FTAC Emerald Acquisition Corp.	170,968
100,000		FTAC Zeus Acquisition Corp.	1,000,000
500,000		FutureTech II Acquisition Corp.	5,055,000
700,000		G&P Acquisition Corp. - Class A	7,042,000
200,000		Galata Acquisition Corp.	2,012,000
1,250,000		Games & Esports Experience Acquisition Corp.	12,718,750
500,000		Generation Asia I Acquisition	4,955,000
1,000,000		Genesis Growth Tech Acquisition Corp.	10,600,000
250,000		Glenfarne Merger Corp.	2,476,250
400,000		Global Systems Dynamics, Inc.	4,064,000
50,000		Global Technology Acquisition Corp. I	508,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
1,000,000	Gogreen Investments Corp.	$10,220,000
380,000	Golden Arrow Merger Corp.	3,777,200
40,000	Gores Holdings VII, Inc.	397,200
100,000	Green Visor Financial Technology Acquisition Corp. I	1,020,000
100,000	Group Nine Acquisition Corp.	992,500
1,000,000	GSR II Meteora Acquisition Corp.	10,100,000
533,506	GX Acquisition Corp. II	5,265,704
150,000	Hamilton Lane Alliance Holdings I, Inc.	1,495,500
500,000	Hawks Acquisition Corp.	4,950,000
1,250,000	HCM Acquisition Corp.	12,706,250
1,000,000	Healthcare AI Acquisition Corp.	10,130,000
512,066	Healthwell Acquisition Corp. I	5,033,609
1,000,000	Heartland Media Acquisition Unit	10,140,000
13,540	Home Plate Acquisition Corp. - Class A	134,046
35,000	Hudson Executive Investment Corp. II	348,600
100,000	Hunt Companies Acquisition Corp.	1,019,000
200,000	Iconic Sports Acquisition Corp.	2,041,000
750,000	Industrial Tech Acquisitions Unit	7,556,250
1,500,000	Infinite Acquisition Corp.	15,120,000
876,447	Infinite Acquisition Corp.	8,939,759
1,000,000	Inflection Point Acquisition Corp.	9,890,000
400,000	Innovative International Acquisition Corp.	4,068,000
700,000	Insight Acquisition Corp.	6,979,000
250,000	Integral Acquisition Corp.	2,498,750
308,270	Integrated Wellness Acquisition Corp.	3,145,895
1,250,000	Intelligent Medicine Acquisition Corp.	12,687,500
1,500,000	Investcorp Europe Acquisition Corp. I	15,315,000
25,000	Iris Acquisition Corp.	247,500
500,000	IX Acquisition Corp.	5,010,000
750,000	Jackson Acquisition Company	7,470,000
100,000	Jaws Hurricane Acquisition Corp.	984,500
100,000	Jaws Juggernaut Acquisition Corp.	991,500
350,000	Juniper II Corp.	3,521,000
296,200	Kensington Capital Acquisition Corp.	2,982,734
500,000	Keyarch Acquisition Corp.	5,070,000
20,000	Khosla Ventures Acquisition Company	198,000
NUMBER OF SHARES		VALUE
400,000	Kimbell Tiger Acquisition Corp.	$4,082,000
1,000,000	Knightswan Acquisition Corp.	10,090,000
1,500,000	LAMF Global Ventures Corp. I	15,195,000
500,000	Latamgrowth Spac	5,080,000
25,000	LAVA Medtech Acquisition Corp.	252,000
825,000	Learn CW Investment Corp.	8,621,250
1,500,000	Legato Merger Corp. II	15,195,000
550,000	LF Capital Acquisition Corp. II	5,555,000
150,000	Liberty Resources Acquisition Corp.	1,512,750
200,000	Lionheart Iii Corp. - Class A	2,028,000
500,000	LIV Capital Acquisition Corp. II	5,195,000
20,888	Live Oak Crestview Climate Acquisition Corp.	204,076
1,250,000	M3-Brigade Acquisition III Corp.	12,581,250
850,450	Macondray Capital Acquisition Corp. I	8,555,527
456,321	Marblegate Acquisition Corp.	4,586,026
400,000	Mason Industrial Technology Inc - Class A	3,972,000
862,277	McLaren Technology Acquisition Corp.	8,704,686
250,000	Mercato Partners Acquisition Corp.	2,525,000
500,000	Mercury Ecommerce Acquisition Corp.	5,002,500
225,000	Mission Advancement Corp.	2,252,250
1,250,000	Motive Capital Corp. II	12,587,500
1,350,700	Mountain & Company I Acquisition Corp.	13,912,210
400,000	Nabors Energy Transition Corp.	4,054,000
1,500,000	New Providence Acquisition Corp. II	15,052,500
1,000,000	Newcourt Acquisition Corp.	10,220,000
800,000	NewHold Investment Corp. II	7,968,000
18,129	Northern Genesis Acquisition Corp. III	180,384
500,000	Nubia Brand International Corp.	5,060,000
100,000	OceanTech Acquisitions I Corp. - Class A	1,025,000
500,000	Omnilit Acquisition Corp.	5,050,000
1,500,000	Onyx Acquisition Company I	15,300,000
485,489	OPY Acquisition Corp. I	4,830,616
375,000	Orion Biotech Opportunities Corp.	3,731,250
302,300	Oyster Enterprises Acquisition Corp. - Class A	3,009,396
1,250,000	Papaya Growth Opportunity Company Unit	12,581,250
250,000	Parabellum Acquisition Corp.	2,492,500

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
300,000	Patria Latin American Opportunity Acquisition Corp.	$3,066,000
1,000,000	Pearl Holdings Acquisition Corp.	10,085,000
918,300	Pegasus Digital Mobility Acquisition Corp.	9,297,787
700,000	PepperLime Health Acquisition Corp.	7,028,000
384,490	Perception Capital Corp. II	3,937,178
25,000	Phoenix Biotech Acquisition Corp. - Class A	254,250
710,000	Pine Technology Acquisition Corp.	7,050,300
432,281	Portage Fintech Acquisition Corp.	4,273,098
92,081	Post Holdings Partnering Corp.	902,403
100,000	Power & Digital Infrastructure Acquisition II Corp.	997,500
500,000	Project Energy Reimagined Acquisition Corp.	4,925,000
1,500,000	PROOF Acquisition Corp. I	15,060,000
250,000	Property Solutions Acquisition Corp. II	2,480,000
100,000	Pyrophyte Acquisition Corp.	1,019,000
1,373,044	RCF Acquisition Corp.	13,929,531
10,000	Revolution Healthcare Acquisition Corp.	100,100
2,000,000	Rigel Resource Acquisition Corp. - Class A	20,310,000
500,000	ROC Energy Acquisition Corp.	5,045,000
230,805	Rose Hill Acquisition Corp.	2,361,135
244,578	Rosecliff Acquisition Corp. I	2,426,214
250,000	Roth Ch Acquisition IV Company	2,517,500
500,000	Roth CH Acquisition V Company	4,975,000
450,000	RXR Acquisition Corp. - Class A	4,468,500
40,000	Sanaby Health Acquisition Corp. I	408,400
350,000	SArbor Rapha Capital Bioholdings Corp. I	3,585,750
731,522	SArena Fortify Acquisition Corp.	7,388,372
301,696	Schultze Special Purpose Acquisition Corp. II	3,010,926
100,000	Science Strategic Acquisition Corp. Alpha	1,000,000
421,000	Sculptor Acquisition Corp. I	4,266,835
800,000	SDCL EDGE Acquisition Corp.	7,920,000
150,000	Seaport Calibre Materials Acquisition Corp.	1,512,000
150,000	Seaport Global Acquisition II Corp.	1,510,500
2,000,000	Semper Paratus Acquisition Corp.	20,440,000
NUMBER OF SHARES		VALUE
600,530	Shelter Acquisition Corp. I	$6,011,305
2,000,000	ShoulderUp Technology Acquisition Corp.	20,100,000
500,000	SHUAA Partners Acquisition Corp. I	5,092,500
36,903	Sierra Lake Acquisition Corp.	371,613
500,000	Signal Hill Acquisition Corp.	5,015,000
507,400	Silverspc, Inc. - Class A	4,992,816
50,000	Simon Property Group Acquisition Holdings, Inc.	496,000
1,000,000	Sizzle Acquisition Corp.	10,150,000
500,000	Skydeck Acquisition Corp.	4,965,000
50,000	Soar Technology Acquisition Corp.	516,500
10,000	Social Leverage Acquisition Corp. I	98,900
300,000	Sound Point Acquisition Corp. I, Ltd.	3,076,500
1,000,000	Southport Acquisition Corp.	10,475,000
1,500,000	Spindletop Health Acquisition Corp.	15,210,000
100,000	SportsMap Tech Acquisition Corp.	1,003,000
500,000	Spree Acquisition Corp. 1, Ltd.	5,070,000
600,573	Springwater Special Situations Corp.	6,026,750
1,500,000	ST Energy Transition I, Ltd.	15,097,500
500,000	StoneBridge Acquisition Corp.	5,077,500
500,000	Stratim Cloud Acquisition Corp.	4,952,500
292,080	Summit Healthcare Acquisition Corp.	2,895,973
100,000	Supernova Partners Acquisition Company III, Ltd.	996,000
25,000	Sustainable Development Acquisition I Corp.	249,250
500,000	Swiftmerge Acquisition Corp.	5,025,000
100,000	Talon 1 Acquisition Corp.	1,026,000
1,000,000	Target Global Acquisition I Corp.	10,135,000
700,000	TB SA Acquisition Corp.	6,982,500
200,000	TCW Special Purpose Acquisition Corp. - Class A	1,980,000
25,000	Thrive Acquisition Corp.	255,250
100,000	Thunder Bridge Capital Partners III, Inc.	995,000
500,000	Thunder Bridge Capital Partners IV, Inc.	4,900,000
20,000	Tishman Speyer Innovation Corp. II - Class A	200,200
300,000	TKB Critical Technologies 1	3,063,000
600,000	TLG Acquisition One Corp. - Class A	5,970,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
657,389	Tlgy Acquisition Corp.	$6,659,351
500,000	TortoiseEcofin Acquisition Corp. III	4,920,000
500,000	Trajectory Alpha Acquisition Corp.	4,977,500
1,485,784	Trine II Acquisition Corp.	15,036,134
900,000	Tristar Acquisition I Corp.	8,991,000
700,558	UTA Acquisition Corp.	7,075,636
1,250,000	Vahanna Tech Edge Acquisition I Corp.	12,675,000
50,000	Valor Latitude Acquisition Corp.	496,000
1,500,000	VMG Consumer Acquisition Corp.	15,060,000
800,000	Waverley Capital Acquisition Corp. 1	7,880,000
800,000	World Quantum Growth Acquisition Corp.	8,068,000
579,015	Worldwide Webb Acquisition Corp.	5,821,996
100,000	Z-Work Acquisition Corp.	995,000
100,000	Zimmer Energy Transition Acquisition Corp.	986,000
		1,520,165,024
	Utilities (1.4%)
441,457	AES Corp.~	11,548,515
172,637	American Electric Power Company, Inc.~	15,178,245
160,286	CMS Energy Corp.~	9,144,316
134,201	Consolidated Edison, Inc.	11,804,320
49,173	Constellation Energy Corp.	4,648,815
158,626	Dominion Energy, Inc.~	11,099,061
219,198	Duke Energy Corp.~	20,424,870
105,359	Edison International	6,325,754
98,132	Entergy Corp.^	10,513,862
147,519	Exelon Corp.	5,692,758
222,143	FirstEnergy Corp.~	8,377,013
362,249	NextEra Energy, Inc.	28,074,298
271,892	NiSource, Inc.	6,984,905
741,774	PNM Resources, Inc.~	34,470,238
170,679	Public Service Enterprise Group, Inc.~	9,569,972
243,976	Southern Company	15,975,549
195,281	Xcel Energy, Inc.	12,714,746
		222,547,237
	TOTAL COMMON STOCKS (Cost $7,486,340,891)	8,674,008,700
NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUNDS (6.2%)
	Other (6.2%)
487,671	SPDR S&P 500 ETF Trust^	$188,343,417
2,298,390	Vanguard S&P 500 ETF	815,813,531
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,004,860,944)	1,004,156,948
INVESTMENT IN AFFILIATED FUND (2.0%)
	Other (2.0%)
35,117,150	Calamos Short-Term Bond Fund (Cost $350,000,000)	325,887,150
WARRANTS (0.0%)
	Financials (0.0%)
166,666	Angel Pond Holdings Corp. 12/31/27, Strike $11.50	54,158
62,500	Aries I Acquisition Corp. 05/07/23, Strike $11.50	4,882
		59,040
	Industrials (0.0%)
116,666	Terran Orbital Corp. 03/25/27, Strike $11.50	23,333
	Information Technology (0.0%)
350,000	Rubicon Technologies, Inc. 04/01/27, Strike $11.50	31,360
	Other (0.0%)
250,000	SpringBig Holdings, Inc.& 06/14/27, Strike $11.50	15,250
	Special Purpose Acquisition Companies (0.0%)
83,333	10X Capital Venture Acquisition Corp. 12/31/27, Strike $11.50	1,667
875,000	7 Acquisition Corp. 11/05/26, Strike $11.50	86,887
166,666	Accelerate Acquisition Corp. 12/31/27, Strike $11.50	5,883
80,000	Accretion Acquisition Corp. 02/19/23, Strike $11.50	1,976
205,467	Acropolis Infrastructure Acquisition Corp. 03/31/26, Strike $11.50	22,622
8,333	Advanced Merger Partners, Inc. 06/30/26, Strike $11.50	167
62,500	Aesther Healthcare Acquisition Corp. - Class A 01/19/23, Strike $11.50	7,500
250,000	AF Acquisition Corp. 03/31/28, Strike $11.50	17,175

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
375,000	African Gold Acquisition Corp. 03/13/28, Strike $11.50	$15,000
183,333	Agile Growth Corp. 12/31/27, Strike $11.50	3,905
250,000	Alpha Partners Technology Merger Corp. 02/05/22, Strike $11.50	17,525
500,000	ALSP Orchid Acquisition Corp. I 11/30/28, Strike $11.50	12,600
750,000	Altenergy Acquisition Corp. 02/06/23, Strike $11.50	105,000
2,500	Altimar Acquisition Corp. 12/31/28, Strike $11.50	195
300,000	AMCI Acquisition Corp. II 12/31/28, Strike $11.50	59,220
242,500	Anthemis Digital Acquisitions I Corp. 04/01/23, Strike $11.50	36,375
500,000	Apeiron Capital Investment Corp. 06/24/23, Strike $11.50	23,000
2,000	Apollo Strategic Growth Capital II 12/31/27, Strike $11.50	140
116,666	Arbor Rapha Capital Bioholdings Corp. I 03/14/23, Strike $11.50	12
6,275	Arctos NorthStar Acquisition Corp. 12/31/28, Strike $11.50	160
365,761	Arena Fortify Acquisition Corp. 12/31/28, Strike $11.50	21,873
20,000	Ares Acquisition Corp. 12/31/27, Strike $11.50	1,000
75,000	Argus Capital Corp. 07/22/23, Strike $11.50	3,765
50,000	Arrowroot Acquisition Corp. 01/29/26, Strike $11.50	1,000
100,050	Ascendant Digital Acquisition Corp. III 04/19/23, Strike $11.50	1,051
255,698	Astrea Acquisition Corp. 01/13/26, Strike $11.50	2,838
150,000	Athena Consumer Acquisition Corp. 07/20/23, Strike $11.50	19,500
80,000	Atlantic Coastal Acquisition Corp. 12/31/27, Strike $11.50	5,184
6,250	Atlas Crest Investment Corp. II 02/28/26, Strike $11.50	3
75,000	Austerlitz Acquisition Corp. II 12/31/27, Strike $11.50	23
187,500	Avalon Acquisition, Inc. 02/26/23, Strike $11.50	15,797
NUMBER OF SHARES		VALUE
200,000	Avista Public Acquisition Corp. II 04/06/26, Strike $11.50	$150,000
66,666	B Riley Principal 250 Merger Corp. 12/31/27, Strike $11.50	16,980
271,216	Beard Energy Transition Acquisition Corp. 12/31/27, Strike $11.50	17,263
300,000	Belong Aquisition Corp. 12/31/27, Strike $11.50	19,710
250,000	Berenson Acquisition Corp I 08/01/26, Strike $11.50	15,800
29,975	Big Sky Growth Partners, Inc. 02/26/23, Strike $11.50	2,399
500,000	BioPlus Acquisition Corp. 07/19/28, Strike $11.50	35,000
169,125	Black Mountain Acquisition Corp. 10/15/27, Strike $11.50	9,826
240,549	Black Spade Acquisition Company 06/29/23, Strike $11.50	9,285
377,552	Blockchain Coinvestors Acquisition Corp. I 11/01/28, Strike $11.50	26,429
625,000	Blue Ocean Acquisition Corp. 10/21/28, Strike $11.50	46,844
35,283	Blue Whale Acquisition Corp. I 07/09/23, Strike $11.50	7,101
33,333	BlueRiver Acquisition Corp. 01/04/26, Strike $11.50	683
166,666	Build Acquisition Corp. 04/29/23, Strike $11.50	2,750
250,000	Byte Acquisition Corp. 12/31/28, Strike $11.50	6,262
375,000	Cactus Acquisition Corp. 07/20/23, Strike $11.50	37,500
400,000	Canna-Global Acquisition Corp. 02/09/28, Strike $11.50	10,760
70,000	Cartesian Growth Corp. 12/31/27, Strike $11.50	26,950
150,000	Cascadia Acquisition Corp. 02/05/23, Strike $11.50	8,190
60,000	Catalyst Partners Acquisition Corp. 12/31/27, Strike $11.50	5,580
25,000	Catcha Investment Corp. 12/31/27, Strike $11.50	550
750,000	Chain Bridge I 12/31/28, Strike $11.50	92,400
66,666	Clarim Acquisition Corp. 12/31/27, Strike $11.50	140
4,000	Colicity, Inc. 12/31/27, Strike $11.50	80

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
200,000	ColiseumAcquisition Corp. 12/31/28, Strike $11.50	$13,600
166,666	ColiseumAcquisition Corp. 12/31/28, Strike $11.50	20,000
166,666	Compass Digital Acquisition Corp. 09/14/23, Strike $11.50	15,450
37,500	Compute Health Acquisition Corp. 12/31/27, Strike $11.50	3,375
92,316	Concord Acquisition Corp. 12/31/28, Strike $11.50	7,385
225,000	Concord Acquisition Corp. III 12/31/28, Strike $11.50	29,925
6,666	Constellation Acquisition Corp. I 12/31/27, Strike $11.50	134
93,422	Conyers Park III Acquisition Corp. 08/12/28, Strike $11.50	18,983
83,333	Corazon Capital V838 Monoceros Corp. 12/31/28, Strike $11.50	1,675
41,666	Corner Growth Acquisition Corp. 2 03/01/23, Strike $11.50	550
25,000	COVA Acquisition Corp. 12/31/27, Strike $11.50	920
750,000	Crescera Capital Acquisition Corp. 04/20/23, Strike $11.50	30,150
133,333	Crown PropTech Acquisitions 12/31/27, Strike $11.50	2,840
66,666	D & Z Media Acquisition Corp. 12/31/27, Strike $11.50	2,007
400,000	Decarbonization Plus Acquisition Corp. IV 12/31/28, Strike $11.50	236,000
91,666	DHB Capital Corp. 03/15/28, Strike $11.50	3,240
166,666	DHC Acquisition Corp. 12/31/27, Strike $11.50	11,917
156,250	Digital Transformation Opportunities Corp. 03/31/28, Strike $11.50	13,281
166,666	Disruptive Acquisition Corp. I 03/06/26, Strike $11.50	5,433
750,000	DP Cap Acquisition Corp. I - Class A 04/22/23, Strike $11.50	58,575
150,000	DTRT Health Acquisition Corp. 11/12/22, Strike $11.50	39,000
50,000	DTRT Health Acquisition Corp. 12/31/27, Strike $11.50	2,982
13,200	Empowerment & Inclusion Capital I Corp. 12/31/27, Strike $11.50	264
NUMBER OF SHARES			VALUE
125,000		Energem Corp. 03/10/23, Strike $11.50	$10,625
625,000		Enphys Acquisition Corp. 07/15/24, Strike $11.50	69,125
150,350		EQ Health Acquisition Corp. 02/02/28, Strike $11.50	4,856
5,000	EUR	ESG Core Investments, BV 12/31/27, Strike 11.50	284
87,500		ESGEN Acquisition Corp. 06/28/23, Strike $11.50	5,670
133,333		Esm Acquisition Corp. 02/02/26, Strike $11.50	22,533
33,333		European Biotech Acquisition Corp. 05/10/26, Strike $11.50	4,900
10,000		Fast Acquisition Corp. 03/16/26, Strike $11.50	4,039
183,737		Finnovate Acquisition Corp. 04/15/23, Strike $11.50	7,294
3,750		FinServ Acquisition Corp. II 02/18/23, Strike $11.50	150
12,500		FinTech Acquisition Corp. VI 12/31/27, Strike $11.50	1,375
75,000		Fintech Ecosystem Development Corp. 12/31/28, Strike $11.50	7,125
25,000		Fintech Evolution Acquisition Group 03/31/28, Strike $11.50	1,470
525,800		Focus Impact Acquisition Corp. 04/23/23, Strike $11.50	26,290
4,000		Forest Road Acquisition Corp. II 01/15/26, Strike $11.50	386
50,000		Fortistar Sustainable Solutions Corp. 12/31/27, Strike $11.50	440
25,000		Fortress Value Acquisition Corp. IV 03/18/28, Strike $11.50	10
42,500		Freedom Acquisition I Corp. 12/31/27, Strike $11.50	10,310
25,000		Frontier Acquisition Corp. 12/31/28, Strike $11.50	2,899
266,666		Frontier Investment Corp. 12/31/26, Strike $11.50	5,413
125,000		FTAC Hera Acquisition Corp. 12/31/27, Strike $11.50	3,125
50,000		FTAC Zeus Acquisition Corp. 12/31/27, Strike $11.50	3,152
141,666		Fusion Acquisition Corp. II 12/31/27, Strike $11.50	1,516
200,000		Future Health ESG Corp. 02/19/23, Strike $11.50	11,980
350,000		G&P Acquisition Corp. - Class A 03/05/27, Strike $11.50	945

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
100,000	Galata Acquisition Corp. 12/31/28, Strike $11.50	$15,010
625,000	Games & Esports Experience Acquisition Corp. 10/21/28, Strike $11.50	20,812
425,000	GigCapital5, Inc. 12/31/28, Strike $11.50	10,625
221,893	GigInternational1, Inc. 04/19/26, Strike $11.50	9,364
83,333	Glenfarne Merger Corp. 12/31/27, Strike $11.50	3,333
200,000	Global Systems Dynamics Inc. 12/31/27, Strike $11.50	32,160
25,000	Global Technology Acquisition Corp. I 07/13/23, Strike $11.50	2,375
500,000	Gogreen Investments Corp. 06/04/23, Strike $11.50	15,000
126,666	Golden Arrow Merger Corp. 07/31/26, Strike $11.50	1,267
50,000	Green Visor Financial Technology Acquisition Corp. I 05/08/23, Strike $11.50	1,500
20,000	Grove Collaborative Hldgs, Inc. 03/13/26, Strike $11.50	1,828
177,835	GX Acquisition Corp. II 12/31/28, Strike $11.50	68,662
50,000	Hamilton Lane Alliance Holdings I, Inc. 01/08/26, Strike $11.50	1,005
250,000	Hawks Acquisition Corp. 01/29/23, Strike $11.50	75
256,033	Healthwell Acquisition Corp. I 08/05/28, Strike $11.50	16,181
6,770	Home Plate Acquisition Corp. 03/03/23, Strike $11.50	284
8,750	Hudson Executive Investment Corp. II 01/31/27, Strike $11.50	140
30,000	Hudson Executive Investment Corp. III 12/31/28, Strike $11.50	942
50,000	Hunt Companies Acquisition Corp. 12/31/28, Strike $11.50	15
125,000	Ibere Pharmaceuticals 12/31/27, Strike $11.50	4,094
100,000	Iconic Sports Acquisition Corp. 04/06/23, Strike $11.50	4,750
20,000	Independence Holdings Corp. 03/31/28, Strike $11.50	802
750,000	Infinite Acquisition Corp. 11/23/28, Strike $11.50	66,675
438,223	Infinite Acquisition Corp. 05/19/27, Strike $11.50	38,564
NUMBER OF SHARES		VALUE
500,000	Inflection Point Acquisition Corp. 03/05/23, Strike $11.50	$100,000
350,000	Insight Acquisition Corp. 02/11/23, Strike $11.50	12,670
125,000	Integral Acquisition Corp. 12/14/28, Strike $11.50	6,250
625,000	Intelligent Medicine Acquisitin Corp. 01/13/23, Strike $11.50	18,750
6,250	Iris Acquisition Corp. 03/05/26, Strike $11.50	180
110,000	Itiquira Acquisition Corp. 12/31/27, Strike $11.50	3,140
250,000	IX Acquisition Corp. 11/24/26, Strike $11.50	5,025
25,000	Jack Creek Investment Corp 12/31/27, Strike $11.50	5,250
200,000	Jatt Acquisition Corp. 06/15/23, Strike $0.00	15,000
25,000	Jaws Hurricane Acquisition Corp. 02/23/23, Strike $11.50	2,214
25,000	Jaws Juggernaut Acquisition Corp. 02/12/26, Strike $11.50	3,375
43,750	Jaws Mustang Acquisition Corp. 01/30/26, Strike $11.50	1,234
33,333	JOFF Fintech Acquisition Corp. 12/31/27, Strike $11.50	1,000
175,000	Juniper II Corp. 12/31/28, Strike $11.50	26,250
222,150	Kensington Capital Acquisition Corp. 07/19/23, Strike $11.50	29,102
25,060	Kernel Group Holdings, Inc. 01/31/27, Strike $11.50	261
166,666	Kismet Acquisition Three 12/31/27, Strike $11.50	1,667
166,666	Kismet Acquisition Two Corp. - Class A 12/31/27, Strike $11.50	3,075
33,333	L Catterton Asia Acquisition Corp. 03/15/26, Strike $11.50	2,410
750,000	LAMF Global Ventures Corp. I 04/04/23, Strike $11.50	69,375
4,564	Landcadia Holdings IV, Inc. 12/31/28, Strike $11.50	844
12,500	LAVA Medtech Acquisition Corp. 04/01/23, Strike $11.50	1,250
1,000	LDH Growth Corp. I 12/31/28, Strike $11.50	87

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
750,000	Legato Merger Corp. 02/05/23, Strike $11.50	$277,425
50,000	Levere Holdings Corp. 12/31/28, Strike $11.50	3,200
275,000	LF Capital Acquisition Corp. II 01/07/26, Strike $11.50	7,549
150,000	Liberty Resources Acquisition Corp. 10/31/28, Strike $11.50	11,182
100,000	Lionheart Iii Corp. - Class A 03/19/23, Strike $11.50	6,000
6,962	Live Oak Crestview Climate Acquisition Corp. 03/12/26, Strike $11.50	1,549
20,000	Live Oak Mobility Acquisition Corp. 03/04/28, Strike $11.50	2,400
15,000	Longview Acquisition Corp. II 05/10/26, Strike $11.50	902
416,666	M3-Brigade Acquisition III Corp. 05/11/23, Strike $11.50	27,917
283,483	Macondray Capital Acquisition Corp. I 05/17/26, Strike $11.50	5,755
228,160	Marblegate Acquisition Corp. 12/09/22, Strike $11.50	9,126
133,333	Mason Industrial Technology, Inc. 12/31/27, Strike $11.50	1,333
431,138	McLaren Technology Acquisition Corp. 03/03/23, Strike $11.50	11,856
125,000	Mercato Partners Acquisition Corp. 12/28/26, Strike $11.50	2,500
250,000	Mercury Ecommerce Acquisition Corp. 03/25/23, Strike $11.50	25,000
166,666	Metals Acquisition Corp. 07/12/26, Strike $11.50	43,308
75,000	Mission Advancement Corp. 12/31/28, Strike $11.50	450
50,000	Monument Circle Acquisition Corp 12/31/27, Strike $11.50	750
675,350	Mountain & Company I Acquisition Corp. 08/24/23, Strike $11.50	23,705
25,000	Music Acquisition Corp. 02/05/28, Strike $0.00	28
200,000	Nabors Energy Transition Corp. 11/17/26, Strike $11.50	12,000
500,000	New Providence Acquisition Corp. II 12/31/27, Strike $11.50	40,000
NUMBER OF SHARES		VALUE
1,666	New Vista Acquisition Corp. 12/31/27, Strike $11.50	$87
500,000	Newcourt Acquisition Corp. 04/12/28, Strike $11.50	50,000
400,000	NewHold Investment Corp. II 10/21/23, Strike $11.50	24,000
200,000	Nogin, Inc. Warrants 08/27/27, Strike $11.50	6,400
4,532	Northern Genesis Acquisition Corp. III 12/31/27, Strike $11.50	295
3,333	Northern Star Investment Corp. III 02/25/28, Strike $11.50	54
3,333	Northern Star Investment Corp. IV 12/31/27, Strike $11.50	80
100,000	OceanTech Acquisitions I Corp. 05/10/26, Strike $11.50	1,695
250,000	Omnilit Acquisition Corp. 11/08/26, Strike $11.50	15,012
33,333	One Equity Partners Open Water I Corp. 12/31/27, Strike $11.50	57
750,000	Onyx Acquisition Company I 01/07/23, Strike $11.50	35,400
242,744	Opy Acquisition Corp. I 04/08/23, Strike $11.50	19,274
75,000	Orion Acquisition Corp. 02/19/26, Strike $11.50	83
75,000	Orion Biotech Opportunities Corp. 12/31/27, Strike $11.50	4,500
375,000	Osiris Acquisition Corp. 05/01/28, Strike $11.50	18,750
151,150	Oyster Enterprises Acquisition Corp. 12/31/27, Strike $11.50	3,114
187,500	Parabellum Acquisition Corp. 03/26/23, Strike $11.50	1,481
459,150	Pegasus Digital Mobility Acquisition Corp. 12/28/22, Strike $11.50	13,774
350,000	PepperLime Health Acquisition Corp. 03/28/23, Strike $11.50	3,500
192,245	Perception Capital Corp. II 12/31/28, Strike $11.50	8,622
100,000	Peridot Acquisition Corp. II 04/30/28, Strike $11.50	5,995
12,500	Phoenix Biotech Acquisition Corp. 09/01/26, Strike $11.50	878
3,000	Pivotal Investment Corp. III 12/31/27, Strike $11.50	1

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
20,000	Plum Acquisition Corp. I 12/31/28, Strike $11.50	$950
285,000	Pono Capital Corp. 12/16/22, Strike $11.50	13,338
144,093	Portage Fintech Acquisition Corp. 06/18/23, Strike $11.50	23,055
30,693	Post Holdings Partnering Corp. 02/09/23, Strike $11.50	2,291
200,000	Prenetics Global, Ltd. - Class A 12/31/26, Strike $8.91	80,680
35,000	Primavera Capital Acquisition Corp. 01/19/26, Strike $11.50	1,995
83,333	Priveterra Acquisition Corp. 12/31/27, Strike $11.50	7,487
250,000	Project Energy Reimagined Acquisition Corp. 12/31/28, Strike $11.50	27,487
62,500	Property Solutions Acquisition Corp. II 03/01/26, Strike $11.50	2,500
100,000	PWP Forward Acquisition Corp. I 03/09/26, Strike $11.50	100
50,000	Pyrophyte Acquisition Corp. 12/17/23, Strike $11.50	7,495
686,522	RCF Acquisition Corp. 04/25/23, Strike $11.50	68,652
2,000	Revolution Healthcare Acquisition Corp. 12/31/28, Strike $11.50	14
1,000,000	Rigel Resource Acquisition Corp. 04/19/23, Strike $11.50	106,000
40,000	RMG Acquisition Corp. III 12/31/27, Strike $11.50	782
115,402	Rose Hill Acquisition Corp. 03/03/23, Strike $11.50	14,425
81,526	Rosecliff Acquisition Corp. I 12/31/27, Strike $11.50	799
133,333	Ross Acquisition Corp. II 02/12/26, Strike $11.50	6,800
125,000	Roth Ch Acquisition IV Company 01/09/23, Strike $11.50	7,487
250,000	Roth CH Acquisition V Company 12/10/26, Strike $11.50	17,500
90,000	RXR Acquisition Corp. - Class A 03/08/26, Strike $11.50	2,452
20,000	Sanaby Health Acquisition Corp. I 07/30/28, Strike $11.50	200
25,000	Sandbridge X2 Corp. 12/31/27, Strike $11.50	5
NUMBER OF SHARES		VALUE
150,848	Schultze Special Purpose Acquisition Corp. II 03/25/28, Strike $11.50	$1,871
33,333	Science Strategic Acquisition Corp. Alpha 12/31/27, Strike $11.50	183
33,333	ScION Tech Growth II 01/28/26, Strike $11.50	667
400,000	SDCL EDGE Acquisition Corp. 03/23/26, Strike $11.50	49,980
75,000	Seaport Calibre Materials Acquisition Corp. 01/19/23, Strike $11.50	7,500
75,000	Seaport Global Acquisition II Corp. 11/17/26, Strike $11.50	5,254
1,000,000	Semper Paratus Acquisition Corp. 11/04/26, Strike $11.50	29,700
300,265	Shelter Acquisition Corp. I 12/31/27, Strike $11.50	12,641
1,000,000	ShoulderUp Technology Acquisition Corp. 07/26/23, Strike $11.50	30,500
18,451	Sierra Lake Acquisition Corp. 03/31/28, Strike $11.50	333
52,005	Silver Spike Acquisition Corp. II 02/26/26, Strike $11.50	4,680
169,133	Silverspc, Inc. - Class A 02/16/23, Strike $11.50	31,290
10,000	Simon Property Group Acquisition Holdings, Inc. 02/04/26, Strike $11.50	450
500,000	Sizzle Acquisition Corp. 03/12/26, Strike $11.50	115,000
166,666	Skydeck Acquisition Corp. 12/31/27, Strike $11.50	21,033
7,500	Slam Corp. 12/31/27, Strike $11.50	626
16,666	Soar Technology Acquisition Corp. 12/31/27, Strike $11.50	583
2,500	Social Leverage Acquisition Corp. I 12/31/27, Strike $11.50	538
750,000	Spindletop Health Acquisition Corp. 12/31/28, Strike $11.50	39,525
75,000	SportsMap Tech Acquisition Corp. 09/01/27, Strike $11.50	2,085
300,286	Springwater Special Situations Corp. 04/12/26, Strike $11.50	14,053
750,000	ST Energy Transition I, Ltd. 12/02/26, Strike $11.50	99,075

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
250,000	StoneBridge Acquisition Corp. 02/26/23, Strike $11.50	$6,875
166,666	Stratim Cloud Acquisition Corp. 03/05/26, Strike $11.50	5,000
146,040	Summit Healthcare Acquisition Corp. 05/03/23, Strike $11.50	18,226
12,500	Sustainable Development Acquisition I Corp. 12/31/28, Strike $11.50	407
83,333	Tailwind International Acquisition Corp. 03/01/28, Strike $11.50	2,633
50,000	Talon 1 Acquisition Corp. 04/18/23, Strike $0.00	1,500
233,333	TB SA Acquisition Corp. 03/25/28, Strike $11.50	11,258
66,666	TCW Special Purpose Acquisition Corp. 12/31/28, Strike $11.50	8,847
166,666	Tech and Energy Transition Corp. 12/31/27, Strike $11.50	9,117
12,500	Thrive Acquisition Corp. 03/09/23, Strike $11.50	870
20,000	Thunder Bridge Capital Partners III, Inc. 02/15/28, Strike $11.50	400
100,000	Thunder Bridge Capital Partners IV, Inc. 03/12/23, Strike $11.50	7,200
4,000	Tishman Speyer Innovation Corp. II 12/31/27, Strike $11.50	160
150,000	TKB Critical Technologies 1 01/08/23, Strike $11.50	14,325
200,000	TLG Acquisition One Corp. 01/25/28, Strike $11.50	2,000
328,694	Tlgy Acquisition Corp. 01/14/28, Strike $11.50	9,812
125,000	TortoiseEcofin Acquisition Corp. III 02/26/23, Strike $11.50	13,762
742,892	Trine II Acquisition Corp. 12/31/27, Strike $11.50	35,659
450,000	Tristar Acquisition I Corp. 12/31/28, Strike $11.50	18,000
179,109	Twelve Seas Investment Company II 03/02/28, Strike $11.50	1,469
83,333	Twin Ridge Capital Acquisition Corp. 12/31/28, Strike $11.50	3,592
33,333	TZP Strategies Acquisition Corp. 12/31/27, Strike $11.50	1,240
NUMBER OF SHARES		VALUE
350,279	UTA Acquisition Corp. 10/30/26, Strike $11.50	$58,812
625,000	Vahanna Tech Edge Acquisition I Corp. 11/30/28, Strike $11.50	24,937
16,666	Valor Latitude Acquisition Corp. 12/31/28, Strike $11.50	1,666
70,000	Velocity Acquisition Corp. 02/26/27, Strike $11.50	1,197
750,000	VMG Consumer Acquisition Corp. 07/03/23, Strike $11.50	75,000
1,000	Warburg Pincus Capital Corp. I-A 12/31/27, Strike $11.50	30
4,000	Warburg Pincus Capital Corp. I-B 03/09/26, Strike $11.50	80
185,274	Warrior Technologies Acquisition Company 03/31/28, Strike $0.00	37
266,666	Waverley Capital Acquisition Corp. 1 04/30/27, Strike $11.50	22,960
400,000	World Quantum Growth Acquisition Corp. 12/31/28, Strike $11.50	18,080
289,507	Worldwide Webb Acquisition Corp. 03/27/23, Strike $11.50	8,656
266,666	Xpac Acquisition Corp. 05/13/27, Strike $11.50	13,333
33,333	Z-Work Acquisition Corp. 01/04/26, Strike $11.50	583
33,333	Zimmer Energy Transition Acquisition Corp. 05/14/23, Strike $11.50	6,333
		4,376,099
	TOTAL WARRANTS (Cost $6,335,593)	4,505,082
RIGHTS (0.0%)
	Special Purpose Acquisition Companies (0.0%)
160,000	Accretion Acquisition Corp., (Expires 3/1/28)	10,408
150,000	Fintech Ecosystem Development Corp., (Expires 4/1/26)	28,125
500,000	ROC Energy Acquisition Corp., (Expires 11/30/28)	52,200
	TOTAL RIGHTS (Cost $27,301)	90,733

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.9%)#
		Communication Services (0.0%)
		Cyberagent, Inc.
30	JPY
2,463,000,000		Call, 02/19/25, Strike 93.40	$342,837
10	JPY
821,000,000		Call, 02/17/23, Strike 95.84	32,120
70	JPY
57,470,000		Call, 02/17/23, Strike 95.44	241,215
165	JPY	Koei Tecmo Holdings Company,
3,709,200,000,000		Ltd.
		Call, 12/20/24, Strike 97.97	958,159
50	JPY	Zenrin Company, Ltd.
438,000,000,000		Call, 03/31/23, Strike 96.21	111,167
			1,685,498
		Consumer Discretionary (0.1%)
		Edion Corp.
50	JPY
5,905,000,000		Call, 06/19/25, Strike 94.30	635,225
60	JPY
708,600,000,000		Call, 06/19/25, Strike 99.51	532,230
50	JPY
590,500,000,000		Call, 06/19/25, Strike 95.45	596,556
100	JPY	H.I.S. Company, Ltd.
2,059,000,000,000		Call, 11/15/24, Strike 96.54	—
100	JPY	Kyoritsu Maintenance
6,130,000,000,000		Company, Ltd.
		Call, 01/29/26, Strike 94.89	3,080,479
5	JPY	Kyoritsu Maintenance
306,500,000,000		Company, Ltd.
		Call, 01/29/26, Strike 95.73	151,186
		Takashimaya Company, Ltd.
100	JPY
18,380,000,000		Call, 12/06/23, Strike 97.28	927,561
50	JPY
9,190,000,000		Call, 12/06/23, Strike 97.29	463,394
50	JPY
9,190,000,000		Call, 12/06/23, Strike 97.18	466,867
			6,853,498
		Consumer Staples (0.0%)
7,500		Beyond Meat, Inc.
11,775,000		Put, 01/19/24, Strike $10.00	2,868,750
		Ezaki Glico Company, Ltd.
100	JPY
33,450,000,000		Call, 01/30/24, Strike 97.57	184,016
50	JPY
16,725,000,000		Call, 01/30/24, Strike 96.89	116,924
50	JPY
782,500,000,000		Nippn Corp.
		Call, 06/20/25, Strike 98.27	128,488
			3,298,178
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Health Care (0.0%)
		Ship Healthcare Holdings, Inc.
72	JPY
2,052,720,000,000		Call, 12/13/23, Strike 97.95	$743,712
50	JPY
1,425,500,000,000		Call, 12/13/23, Strike 97.68	525,566
25	JPY
712,750,000,000		Call, 12/13/23, Strike 98.32	251,994
100	JPY	Toho Holdings Company, Ltd.
2,022,000,000,000		Call, 06/23/23, Strike 98.43	110,521
			1,631,793
		Industrials (0.0%)
		ANA Holdings, Inc.
100	JPY
4,010,000,000		Call, 12/08/28, Strike 86.09	2,462,295
100	JPY
40,100,000		Call, 09/19/24, Strike 96.53	237,284
100		Asashi Refining US, Inc.
18,990,000,000		Call, 03/16/26, Strike $88.78	445,000
160	JPY	Seino Holdings Company, Ltd.
1,830,400,000,000		Call, 03/31/26, Strike 97.31	416,029
			3,560,608
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
53,550,000,000		Call, 09/14/23, Strike 94.68	616,858
50	JPY
17,850,000,000		Call, 09/14/23, Strike 94.80	201,567
			818,425
		Materials (0.0%)
45	JPY
1,361,250,000,000		Maeda Kosen Company, Ltd.
		Call, 04/18/24, Strike 99.90	148,494
		Nippon Steel Corp.
100	JPY
13,720,000,000		Call, 10/04/24, Strike 98.59	379,705
100	JPY
13,720,000,000		Call, 10/05/26, Strike 97.61	615,301
50	JPY
6,860,000,000		Call, 10/05/26, Strike 96.93	337,125
			1,480,625
		Other (0.8%)
		S&P 500 Index
7,000
2,710,386,000		Put, 12/30/22, Strike $3,600.00	41,580,000
4,500
1,742,391,000		Put, 11/30/22, Strike $3,500.00	6,480,000
2,750
1,064,794,500		Put, 12/30/22, Strike $4,000.00	56,980,000
2,500
967,995,000		Call, 03/31/23, Strike $4,500.00	10,000,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		S&P 500 Index (cont.)
1,500
580,797,000		Put, 11/30/22, Strike $3,400.00	$1,222,500
1,000
387,198,000		Put, 11/30/22, Strike $3,600.00	2,570,000
1,000
387,198,000		Put, 03/31/23, Strike $3,000.00	3,625,000
			122,457,500
		TOTAL PURCHASED OPTIONS (Cost $212,566,641)	141,786,125
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.0%)
54,167,072		JPMorgan Prime Money Market Fund - Capital Class, 0.400%***†	54,167,072
108,181,818		State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%†	108,181,818
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $162,348,890)	162,348,890
		TOTAL INVESTMENTS (100.5%) (Cost $15,408,632,973)	16,149,554,523
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.0%)			(162,348,890)
OTHER ASSETS, LESS LIABILITIES (0.5%)			77,268,394
NET ASSETS (100.0%)			$16,064,474,027
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-14.8%)#
		Communication Services (-1.3%)
(43,800)		Bandwidth, Inc. - Class A	(519,906)
(350,848)		Bilibili, Inc.	(3,129,564)
(510,000	) EUR	Cellnex Telecom, SA*	(16,682,643)
(600,000	) JPY	CyberAgent, Inc.	(4,938,969)
(114,600)		Eventbrite, Inc. - Class A	(752,922)
(69,800)		JOYY, Inc.	(1,761,054)
(246,200	) JPY	Koei Tecmo Holdings Company, Ltd.	(3,722,100)
(7,084,169	) EUR	Koninklijke KPN, NV	(19,819,627)
NUMBER OF SHARES			VALUE
(260,300)		Lyft, Inc. - Class A	$(3,810,792)
(263,347)		Match Group, Inc.	(11,376,590)
(49,600)		Radius Global Infrastructure, Inc.	(463,760)
(208,738)		Sea, Ltd.	(10,370,104)
(736,267)		Snap, Inc. - Class A	(7,296,406)
(259,300)		T-Mobile USA, Inc.	(39,299,508)
(153,492)		TechTarget, Inc.	(9,907,909)
(46,170)		TripAdvisor, Inc.	(1,090,535)
(772,704)		World Wrestling Entertainment, Inc. - Class A	(60,958,619)
(497,000)		Zillow Group, Inc. - Class C	(15,337,420)
			(211,238,428)
		Consumer Discretionary (-2.6%)
(44,300)		2U, Inc.	(274,217)
(89,000)		Airbnb, Inc. - Class A	(9,514,990)
(711,400	) HKD	ANTA Sports Products, Ltd.	(6,253,349)
(321,250)		Aptiv, PLC	(29,256,238)
(500,000)		Carnival Corp.	(4,530,000)
(13,500)		Cheesecake Factory, Inc.	(483,435)
(61,898)		Chegg, Inc.	(1,335,140)
(300,000)		Chewy, Inc. - Class A	(11,619,000)
(16,323)		Cracker Barrel Old Country Store, Inc.	(1,864,413)
(72,278	) EUR	Delivery Hero, SE*	(2,382,148)
(705,961)		Dick's Sporting Goods, Inc.	(80,310,123)
(117,300)		DraftKings, Inc. - Class A	(1,853,340)
(844,300	) JPY	EDION Corp.	(6,705,796)
(389,959)		Etsy, Inc.	(36,621,050)
(428,500)		Farfetch, Ltd. - Class A	(3,633,680)
(20,000)		Ford Motor Company	(267,400)
(249,080)		Guess?, Inc.	(4,229,378)
(181,800	) JPY	Kyoritsu Maintenance Company, Ltd.	(7,494,764)
(224,900)		Li Auto, Inc.	(3,063,138)
(272,901)		Luminar Technologies, Inc. - Class A	(2,207,769)
(27,000)		Marriott Vacations Worldwide Corp.	(3,989,520)
(21,000	) HKD	Meituan - Class B*	(333,875)
(27,004)		MercadoLibre, Inc.	(24,347,346)
(190,000)		National Vision Holdings, Inc.	(7,037,600)
(622,200)		Norwegian Cruise Line Holdings, Ltd.	(10,508,958)
(120,550)		Pinduoduo, Inc.	(6,609,757)
(305,832)		Royal Caribbean Cruises, Ltd.	(16,325,312)
(21,000)		Shake Shack, Inc. - Class A	(1,166,970)
See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
(140,355)		Stride, Inc.	$(4,703,296)
(395,800	) JPY	Takashimaya Company, Ltd.	(4,892,433)
(416,358)		Tesla, Inc.	(94,738,099)
(4,100)		Vail Resorts, Inc.	(898,433)
(368,602)		Wayfair, Inc. - Class A	(13,977,388)
(138,300)		Winnebago Industries, Inc.	(8,255,127)
			(411,683,482)
		Consumer Staples (-0.1%)
(173,100)		Beauty Health Company	(1,978,533)
(55,100)		Herbalife Nutrition, Ltd.	(1,171,426)
(47,000	) JPY	Nippn Corp.	(494,670)
(92,400)		Post Holdings, Inc.	(8,354,808)
(69,400	) JPY	Yaoko Company, Ltd.	(3,019,725)
			(15,019,162)
		Energy (-1.2%)
(96,468)		Northern Oil and Gas, Inc.	(3,293,418)
(715,806)		Pioneer Natural Resources Company	(183,539,816)
			(186,833,234)
		Financials (-0.1%)
(30,500)		Coinbase Global, Inc. - Class A	(2,020,625)
(34,000)		Hope Bancorp, Inc.	(461,380)
(136,800)		PRA Group, Inc.	(4,582,800)
(107,000)		SoFi Technologies, Inc.	(582,080)
(103,500)		Voya Financial, Inc.	(7,075,260)
			(14,722,145)
		Health Care (-1.6%)
(662,149)		Allscripts Healthcare Solutions, Inc.	(9,733,590)
(38,300)		Alnylam Pharmaceuticals, Inc.	(7,938,058)
(114,300)		Alphatec Holdings, Inc.	(1,170,432)
(30,400)		Ascendis Pharma, A/S	(3,496,000)
(125,066)		Bridgebio Pharma, Inc.	(1,304,438)
(117,790)		Coherus Biosciences, Inc.	(1,024,773)
(64,000)		Collegium Pharmaceutical, Inc.	(1,148,160)
(80,019)		CONMED Corp.	(6,379,915)
(5,864)		CryoPort, Inc.	(162,785)
(365,214)		Dexcom, Inc.	(44,110,547)
(433,000)		Envista Holdings Corp.	(14,293,330)
(105,000)		Evolent Health, Inc. - Class A	(3,340,050)
(336,924)		Halozyme Therapeutics, Inc.	(16,108,336)
(911,100)		Innoviva, Inc.	(12,354,516)
(160,531)		Insmed, Inc.	(2,780,397)
(89,000)		Insulet Corp.	(23,034,090)
(1,005,487)		Ironwood Pharmaceuticals, Inc. - Class A	(11,000,028)
(108,100)		Jazz Pharmaceuticals, PLC	(15,543,699)
NUMBER OF SHARES			VALUE
(6,000)		Mesa Laboratories, Inc.	$(793,260)
(220,000)		Natera, Inc.	(10,331,200)
(69,521)		Neurocrine Biosciences, Inc.	(8,003,258)
(90,600)		NextGen Healthcare, Inc.	(1,815,624)
(36,400)		Novocure, Ltd.	(2,572,024)
(85,000)		Omnicell, Inc.	(6,572,200)
(99,300)		Pacira BioSciences, Inc.	(5,139,768)
(85,000)		Revance Therapeutics, Inc.	(1,896,350)
(310,975)		Sarepta Therapeutics, Inc.	(35,457,369)
(323,000	) JPY	Ship Healthcare Holdings, Inc.	(6,193,033)
(36,000)		Supernus Pharmaceuticals, Inc.	(1,233,720)
(10,000)		Teladoc Health, Inc.	(296,400)
			(255,227,350)
		Industrials (-0.8%)
(752,400)		American Airlines Group, Inc.	(10,669,032)
(208,100	) JPY	ANA Holdings, Inc.	(4,045,981)
(252,700)		Chart Industries, Inc.	(56,321,776)
(513,000)		Clarivate, PLC	(5,299,290)
(104,003)		FTI Consulting, Inc.	(16,185,987)
(64,380)		Greenbrier Companies, Inc.	(2,273,258)
(49,800)		John Bean Technologies Corp.	(4,541,760)
(95,700)		Middleby Corp.	(13,384,602)
(19,000)		RBC Bearings, Inc.	(4,817,070)
(65,442	) EUR	Safran, SA	(7,289,945)
(77,000	) JPY	Seino Holdings Company, Ltd.	(592,407)
(64,692)		Stanley Black & Decker, Inc.	(5,077,675)
(78,600)		Stem, Inc.	(1,068,960)
(160,305)		Upwork, Inc.	(2,156,102)
(615,000)		Virgin Galactic Holdings, Inc.	(2,841,300)
			(136,565,145)
		Information Technology (-6.2%)
(221,345)		3D Systems Corp.	(1,954,476)
(806,900)		Akamai Technologies, Inc.	(71,273,477)
(84,250)		Altair Engineering, Inc. - Class A	(4,132,462)
(18,835)		Alteryx, Inc. - Class A	(917,830)
(109,700)		Bentley Systems, Inc. - Class B	(3,870,216)
(16,300)		BigCommerce Holdings, Inc.	(242,218)
(198,259)		Bill.com Holdings, Inc.	(26,439,820)
(325,341)		Blackline, Inc.	(18,219,096)
(229,000)		Block, Inc.	(13,756,030)
(690,000)		Box, Inc. - Class A	(20,044,500)
(26,586)		Broadcom, Inc.	(12,498,610)
(27,900)		Ceridian HCM Holding, Inc.	(1,846,701)
(98,594)		Cloudflare, Inc. - Class A	(5,552,814)
(172,975)		Coherent Corp.	(5,813,690)
(131,800)		Confluent, Inc.	(3,542,784)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
(70,060)		Coupa Software, Inc.	$(3,729,294)
(62,900)		CyberArk Software, Ltd.	(9,869,639)
(178,600)		Datadog, Inc. - Class A	(14,379,086)
(75,000	) JPY	Digital Garage, Inc.	(1,800,666)
(72,050)		DigitalOcean Holdings, Inc.	(2,588,036)
(702,200)		Dropbox, Inc. - Class A	(15,272,850)
(67,734)		Enphase Energy, Inc.	(20,794,338)
(92,400)		Envestnet, Inc.	(4,556,244)
(45,000)		Five9, Inc.	(2,711,700)
(59,833)		Guidewire Software, Inc.	(3,554,679)
(20,000)		i3 Verticals, Inc. - Class A	(435,200)
(33,000)		Impinj, Inc.	(3,782,790)
(988,000)		Infinera Corp.	(5,542,680)
(146,400)		Insight Enterprises, Inc.	(13,836,264)
(50,973)		InterDigital, Inc.	(2,542,024)
(42,916)		Itron, Inc.	(2,098,163)
(67,800)		j2 Global, Inc.	(5,247,042)
(145,000)		Jamf Holding Corp.	(3,432,150)
(11,862,000	) HKD	Lenovo Group, Ltd.	(9,490,023)
(53,400)		LivePerson, Inc.	(564,438)
(657,439)		Lumentum Holdings, Inc.	(48,946,334)
(17,949)		MicroStrategy, Inc. - Class A	(4,801,537)
(203,829)		MongoDB, Inc. - Class A	(37,306,822)
(8,500)		New Relic, Inc.	(503,540)
(241,076)		Nice, Ltd.	(45,777,922)
(110,850)		Nova, Ltd.	(8,170,753)
(69,587)		Nutanix, Inc. - Class A	(1,906,684)
(104,162)		Okta, Inc.	(5,845,571)
(942,600)		ON Semiconductor Corp.	(57,903,918)
(1,593,723)		Palo Alto Networks, Inc.	(273,466,930)
(78,900)		PAR Technology Corp.	(2,270,742)
(43,800)		Pegasystems, Inc.	(1,629,798)
(4,500)		Perficient, Inc.	(301,365)
(124,000)		Progress Software Corp.	(6,327,720)
(36,500)		PROS Holdings, Inc.	(910,675)
(44,630)		Q2 Holdings, Inc.	(1,385,315)
(184,900)		Rapid7, Inc.	(8,370,423)
(65,600)		Repay Holdings Corp.	(399,504)
(20,711)		RingCentral, Inc. - Class A	(735,655)
(146,300)		Shift4 Payments, Inc. - Class A	(6,725,411)
(194,950)		Silicon Laboratories, Inc.	(22,403,654)
(144,400)		SMART Global Holdings, Inc.	(1,953,732)
(183,498)		Splunk, Inc.	(15,250,519)
(473,975)		Teradyne, Inc.	(38,557,866)
(6,100)		Tyler Technologies, Inc.	(1,972,313)
(78,300)		Verint Systems, Inc.	(2,774,169)
NUMBER OF SHARES			VALUE
(116,000)		Vishay Intertechnology, Inc.	$(2,425,560)
(424,800)		Wolfspeed, Inc.	(33,453,000)
(164,700)		Workiva, Inc. - Class A	(12,815,307)
(323,050)		Zendesk, Inc.	(24,774,704)
(111,000)		Zscaler, Inc.	(17,105,100)
			(1,003,504,573)
		Materials (-0.3%)
(50,000)		Amyris, Inc.	(140,500)
(204,000	) JPY	Asahi Holdings, Inc.	(2,605,306)
(602,021)		ATI, Inc.	(17,916,145)
(40,000)		Lithium Americas Corp.	(995,200)
(67,200	) JPY	Maeda Kosen Company, Ltd.	(1,367,094)
(341,500	) JPY	Nippon Steel Corp.	(4,690,902)
(75,461	) CHF	Sika, AG	(17,016,122)
			(44,731,269)
		Real Estate (0.0%)
(227,302)		Opendoor Technologies, Inc.	(588,712)
(63,400)		Realogy Holdings Corp.	(471,062)
			(1,059,774)
		Utilities (-0.6%)
(168,003)		American Electric Power Company, Inc.	(14,770,824)
(137,180)		DTE Energy Company	(15,379,250)
(55,300)		NextEra Energy Partners, LP	(4,096,071)
(435,520)		NextEra Energy, Inc.	(33,752,800)
(950,000)		PG&E Corp.	(14,183,500)
(369,000)		Sunnova Energy International, Inc.	(6,841,260)
			(89,023,705)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,553,939,379)	(2,369,608,267)
		TOTAL SECURITIES SOLD SHORT (Proceeds $2,553,939,379)	(2,369,608,267)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-1.9%)#
		Communication Services (0.0%)
1,600		Twitter, Inc.
8,592,000		Call, 11/18/22, Strike $55.00	(1,600)
		Consumer Discretionary (0.0%)
8,500		Carnival Corp.
7,701,000		Call, 06/21/24, Strike $10.00	(2,762,500)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2022

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
2,500	Farfetch, Ltd.
2,120,000	Call, 01/19/24, Strike $17.50	$(378,750)
5,500	Ford Motor Company
7,353,500	Call, 01/19/24, Strike $20.00	(429,000)
		(3,570,250)
	Consumer Staples (0.0%)
1,500	Beyond Meat, Inc.
2,355,000	Call, 01/19/24, Strike $70.00	(81,750)
	Other (-1.9%)
	S&P 500 Index
13,500
5,227,173,000	Call, 12/30/22, Strike $3,900.00	(195,817,500)
3,000
1,161,594,000	Call, 11/30/22, Strike $3,700.00	(67,140,000)
2,500
967,995,000	Put, 12/30/22, Strike $3,500.00	(10,437,500)
1,250
483,997,500	Call, 12/30/22, Strike $3,800.00	(25,481,250)
500
193,599,000	Call, 11/30/22, Strike $3,900.00	(4,767,500)
		(303,643,750)
	TOTAL WRITTEN OPTIONS (Premium $406,772,236)	(307,297,350)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Swiss Franc	01/19/23	2,055,000	$2,071,954	$11,097
Northern Trust British Company	Pound Sterling	01/19/23	11,358,000	13,061,066	(240,690)
Northern Trust Company	Swiss Franc	01/19/23	22,017,000	22,198,640	(44,818)
State Street Bank and Trust	Japanese Yen	01/19/23	3,322,854,000	22,579,653	(152,745)
Bank of New York	European Monetary Unit	01/19/23	120,005,000	119,378,093	(973,120)
					$(1,400,276)

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $4,381,331,448.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2022.

#  Non-income producing security.

&  Illiquid security.

***  The rate disclosed is the 7 day net yield as of October 31, 2022.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.7%)
	Communication Services (7.0%)
15,858	Activision Blizzard, Inc.~	$1,154,462
95,760	Alphabet, Inc. - Class A~#	9,050,278
107,380	Alphabet, Inc. - Class C~#	10,164,591
96,026	AT&T, Inc.~	1,750,554
82,886	Comcast Corp. - Class A	2,630,802
15,330	Fox Corp. - Class A	442,577
17,727	Match Group, Inc.#	765,806
41,459	Meta Platforms, Inc. - Class A#	3,862,320
7,920	Netflix, Inc.~#	2,311,690
21,015	Paramount Global - Class B	384,995
12,678	T-Mobile US, Inc.#	1,921,478
79,111	Verizon Communications, Inc.~	2,956,378
38,434	Walt Disney Company~#	4,094,758
		41,490,689
	Consumer Discretionary (9.8%)
169,376	Amazon.com, Inc.~#	17,350,877
13,562	Aptiv, PLC#	1,235,091
682	Booking Holdings, Inc.~#	1,274,985
17,954	Caesars Entertainment, Inc.#	785,128
85,181	Carnival Corp.#^	771,740
819	Chipotle Mexican Grill, Inc. - Class A#	1,227,132
5,303	Darden Restaurants, Inc.	759,071
37,289	DISH Network Corp. - Class A#	555,979
4,791	Dollar General Corp.	1,221,945
16,476	DR Horton, Inc.	1,266,675
14,374	eBay, Inc.	572,660
73,157	Ford Motor Company	978,109
27,466	General Motors Company	1,078,041
20,167	Home Depot, Inc.~	5,972,054
16,466	Lowe's Companies, Inc.	3,210,047
14,412	McDonald's Corp.~	3,929,576
18,409	MGM Resorts International	654,808
25,782	NIKE, Inc. - Class B~	2,389,476
39,088	Norwegian Cruise Line Holdings, Ltd.#	660,196
2,168	O'Reilly Automotive, Inc.#	1,814,985
9,140	Ross Stores, Inc.	874,607
22,153	Starbucks Corp.~	1,918,228
10,210	Target Corp.	1,676,993
10,356	Tesla, Inc.#	2,356,404
25,539	TJX Companies, Inc.~	1,841,362
2,810	Ulta Beauty, Inc.#	1,178,430
		57,554,599
	Consumer Staples (6.7%)
35,208	Altria Group, Inc.~	1,629,074
15,521	Archer-Daniels-Midland Company	1,505,226
NUMBER OF SHARES		VALUE
9,956	Church & Dwight Company, Inc.	$738,038
64,380	Coca-Cola Company~	3,853,143
14,996	Colgate-Palmolive Company	1,107,305
7,075	Constellation Brands, Inc. - Class A	1,748,091
6,121	Costco Wholesale Corp.~	3,069,681
5,423	Estee Lauder Companies, Inc. - Class A	1,087,257
16,376	General Mills, Inc.	1,335,954
12,424	Kellogg Company	954,412
9,260	Kimberly-Clark Corp.	1,152,500
21,397	Kraft Heinz Company	823,143
21,553	Kroger Company	1,019,241
43,254	Mondelez International, Inc. - Class A~	2,659,256
9,352	Monster Beverage Corp.#	876,469
19,746	PepsiCo, Inc.~	3,585,479
36,146	Philip Morris International, Inc.~	3,320,010
35,498	Procter & Gamble Company~	4,780,516
30,451	Walmart, Inc.~	4,334,091
		39,578,886
	Energy (5.6%)
39,868	Chevron Corp.~	7,212,121
27,052	ConocoPhillips~	3,410,987
7,628	EOG Resources, Inc.	1,041,375
46,403	Exxon Mobil Corp.	5,141,916
17,560	Hess Corp.	2,477,365
51,321	Kinder Morgan, Inc.	929,936
31,219	Marathon Petroleum Corp.	3,547,103
15,241	Occidental Petroleum Corp.	1,106,497
10,288	ONEOK, Inc.	610,284
7,206	Phillips 66	751,514
10,230	Pioneer Natural Resources Company	2,623,074
21,710	Schlumberger, NV	1,129,571
16,130	Sysco Corp.	1,396,213
7,171	Valero Energy Corp.	900,319
25,902	Williams Companies, Inc.	847,772
		33,126,047
	Financials (11.2%)
10,639	Aflac, Inc.~	692,705
8,171	Allstate Corp.~	1,031,589
18,264	American Express Company~	2,711,291
36,370	American International Group, Inc.~	2,073,090
5,003	Ameriprise Financial, Inc.	1,546,527
9,110	Arthur J Gallagher & Company	1,704,299
7,514	Assurant, Inc.~	1,020,852
202,032	Bank of America Corp.~	7,281,233
18,542	Bank of New York Mellon Corp.	780,804
27,539	Berkshire Hathaway, Inc. - Class B#	8,126,483
1,923	BlackRock, Inc.	1,242,085

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
8,465	Cboe Global Markets, Inc.~	$1,053,892
35,515	Charles Schwab Corp.	2,829,480
11,313	Chubb, Ltd.	2,431,051
26,752	Citigroup, Inc.~	1,226,847
4,002	CME Group, Inc.	693,547
10,865	Discover Financial Services	1,134,958
10,793	Goldman Sachs Group, Inc.~	3,718,296
40,143	Huntington Bancshares, Inc.	609,371
48,871	JPMorgan Chase & Company~	6,151,881
4,972	M&T Bank Corp.	837,136
14,132	Marsh & McLennan Companies, Inc.~	2,282,177
15,410	MetLife, Inc.	1,128,166
25,046	Morgan Stanley	2,058,030
7,968	Northern Trust Corp.	672,101
5,967	Prudential Financial, Inc.	627,669
5,176	S&P Global, Inc.~	1,662,790
7,022	State Street Corp.	519,628
6,649	Travelers Companies, Inc.	1,226,474
12,630	Truist Financial Corp.	565,698
18,394	US Bancorp~	780,825
94,557	Wells Fargo & Company~	4,348,676
23,881	Zions Bancorp NA	1,240,379
		66,010,030
	Health Care (15.4%)
26,402	Abbott Laboratories~	2,612,214
32,795	AbbVie, Inc.~	4,801,188
16,926	Agilent Technologies, Inc.~	2,341,712
7,426	Amgen, Inc.~	2,007,619
18,536	Baxter International, Inc.~	1,007,432
6,200	Becton Dickinson and Company	1,463,014
3,862	Biogen, Inc.#	1,094,645
54,688	Boston Scientific Corp.#	2,357,600
52,182	Bristol-Myers Squibb Company~	4,042,540
12,062	Centene Corp.#	1,026,838
5,122	Cigna Corp.	1,654,713
22,658	CVS Health Corp.~	2,145,713
14,796	Danaher Corp.~	3,723,709
9,631	Dexcom, Inc.#	1,163,232
17,257	Edwards Lifesciences Corp.~#	1,249,925
17,525	Eli Lilly & Company~	6,345,627
24,137	Gilead Sciences, Inc.~	1,893,789
5,054	HCA Healthcare, Inc.	1,099,093
3,264	Humana, Inc.~	1,821,573
8,648	Intuitive Surgical, Inc.~#	2,131,473
4,890	IQVIA Holdings, Inc.#	1,025,286
41,753	Johnson & Johnson	7,263,769
4,622	Laboratory Corp. of America Holdings	1,025,437
4,653	McKesson Corp.	1,811,739
NUMBER OF SHARES		VALUE
25,600	Medtronic, PLC	$2,235,904
44,892	Merck & Company, Inc.~	4,543,070
4,765	Organon & Company	124,748
101,228	Pfizer, Inc.~	4,712,163
5,774	Quest Diagnostics, Inc.	829,435
1,230	Regeneron Pharmaceuticals, Inc.#	920,963
8,838	Thermo Fisher Scientific, Inc.~	4,542,467
21,339	UnitedHealth Group, Inc.	11,846,346
7,245	Vertex Pharmaceuticals, Inc.~#	2,260,440
4,486	Zimmer Biomet Holdings, Inc.	508,488
6,101	Zoetis, Inc.	919,909
		90,553,813
	Industrials (8.2%)
7,106	3M Company	893,864
5,377	Allegion, PLC	563,348
7,015	Boeing Company~#	999,708
28,029	Carrier Global Corp.	1,114,433
14,277	Caterpillar, Inc.~	3,090,399
75,798	CSX Corp.~	2,202,690
5,153	Deere & Company~	2,039,661
17,724	Delta Air Lines, Inc.~#	601,375
7,072	Eaton Corp., PLC	1,061,295
20,229	Emerson Electric Company~	1,751,831
5,246	Generac Holdings, Inc.#	608,064
4,473	General Dynamics Corp.	1,117,355
19,063	General Electric Company	1,483,292
17,134	Honeywell International, Inc.~	3,495,679
6,373	Illinois Tool Works, Inc.	1,360,827
16,442	Johnson Controls International, PLC	951,005
7,121	L3Harris Technologies, Inc.	1,755,113
3,590	Lockheed Martin Corp.~	1,747,181
15,042	Masco Corp.	695,993
4,088	Norfolk Southern Corp.	932,350
3,676	Northrop Grumman Corp.~	2,018,161
6,732	Otis Worldwide Corp.	475,549
10,521	PACCAR, Inc.	1,018,748
16,186	Pentair, PLC	695,189
36,559	Raytheon Technologies Corp.~	3,466,524
32,311	Southwest Airlines Company#	1,174,505
4,508	Stryker Corp.	1,033,414
976	Teledyne Technologies, Inc.#	388,429
18,912	Union Pacific Corp.~	3,728,312
12,062	United Parcel Service, Inc. - Class B~	2,023,642
6,053	Verisk Analytics, Inc. - Class A	1,106,670
11,585	Waste Management, Inc.~	1,834,716
8,323	Xylem, Inc.~	852,525
		48,281,847

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
	Information Technology (25.1%)
10,126	Accenture, PLC - Class A	$2,874,771
7,404	Adobe, Inc.~#	2,358,174
33,788	Advanced Micro Devices, Inc.~#	2,029,307
15,725	Amphenol Corp. - Class A	1,192,427
271,733	Apple, Inc.~	41,667,538
15,327	Applied Materials, Inc.~	1,353,221
4,377	Autodesk, Inc.#	937,991
10,244	Automatic Data Processing, Inc.~	2,475,975
8,086	Broadcom, Inc.~	3,801,390
96,224	Cisco Systems, Inc.~	4,371,456
12,277	Cognizant Technology Solutions Corp. - Class A	764,243
2,585	Enphase Energy, Inc.#	793,595
12,142	Fiserv, Inc.~#	1,247,469
4,524	Gartner, Inc.#	1,365,886
6,726	Global Payments, Inc.	768,513
25,241	HP, Inc.	697,156
35,217	Intel Corp.~	1,001,219
12,347	International Business Machines Corp.	1,707,467
4,736	Intuit, Inc.~	2,024,640
4,589	Jack Henry & Associates, Inc.	913,486
16,081	Mastercard, Inc. - Class A~	5,277,463
29,916	Micron Technology, Inc.~	1,618,456
143,093	Microsoft Corp.~	33,216,178
2,283	Monolithic Power Systems, Inc.	774,964
6,799	NetApp, Inc.	470,967
45,661	NVIDIA Corp.~	6,162,865
6,775	NXP Semiconductors, NV	989,692
10,594	ON Semiconductor Corp.#	650,789
25,955	Oracle Corp.~	2,026,307
9,630	Paychex, Inc.	1,139,325
3,455	Paycom Software, Inc.#	1,195,430
12,864	PayPal Holdings, Inc.#	1,075,173
8,183	Qorvo, Inc.#	704,393
21,620	QUALCOMM, Inc.~	2,543,809
20,462	salesforce, Inc.~#	3,326,917
9,656	Skyworks Solutions, Inc.	830,513
2,283	SolarEdge Technologies, Inc.#	525,159
6,564	TE Connectivity, Ltd.	802,318
9,735	Teradyne, Inc.	791,942
12,038	Texas Instruments, Inc.~	1,933,664
36,486	Visa, Inc. - Class A~	7,558,440
		147,960,688
	Materials (2.6%)
5,942	Air Products and Chemicals, Inc.~	1,487,877
4,856	Avery Dennison Corp.	823,335
6,112	Celanese Corp. - Class A	587,486
NUMBER OF SHARES		VALUE
16,937	Corteva, Inc.	$1,106,664
16,934	Dow, Inc.	791,495
15,222	DuPont de Nemours, Inc.	870,698
47,739	Freeport-McMoRan, Inc.	1,512,849
3,776	International Flavors & Fragrances, Inc.	368,575
13,278	Linde, PLC	3,948,213
7,526	PPG Industries, Inc.	859,319
4,350	ServiceNow, Inc.#	1,830,219
4,607	Sherwin-Williams Company	1,036,713
		15,223,443
	Real Estate (2.4%)
5,176	Alexandria Real Estate Equities, Inc.	752,073
6,504	American Tower Corp.	1,347,564
4,758	AvalonBay Communities, Inc.	833,221
6,457	Crown Castle, Inc.	860,460
7,246	Digital Realty Trust, Inc.	726,412
1,191	Equinix, Inc.	674,630
4,607	Federal Realty Investment Trust	456,001
6,192	Mid-America Apartment Communities, Inc.	974,930
19,047	Prologis, Inc.	2,109,455
3,408	Public Storage	1,055,628
11,845	Realty Income Corp.	737,588
9,657	Regency Centers Corp.	584,345
14,994	UDR, Inc.	596,161
28,660	Vornado Realty Trust	676,089
12,128	Welltower, Inc.	740,293
22,574	Weyerhaeuser Company	698,214
		13,823,064
	Utilities (2.7%)
36,942	AES Corp.~	966,403
14,464	American Electric Power Company, Inc.~	1,271,675
13,456	CMS Energy Corp.	767,665
11,266	Consolidated Edison, Inc.	990,957
3,789	Constellation Energy Corp.	358,212
13,321	Dominion Energy, Inc.	932,070
18,420	Duke Energy Corp.~	1,716,376
8,152	Edison International	489,446
8,247	Entergy Corp.^	883,584
11,365	Exelon Corp.	438,575
18,659	FirstEnergy Corp.	703,631
29,630	NextEra Energy, Inc.~	2,296,325
22,798	NiSource, Inc.	585,681
14,326	Public Service Enterprise Group, Inc.	803,259
20,453	Southern Company	1,339,262
16,418	Xcel Energy, Inc.	1,068,975
		15,612,096
	TOTAL COMMON STOCKS (Cost $482,521,916)	569,215,202

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (3.3%)
	Other (3.3%)
51,058	SPDR S&P 500 ETF Trust^ (Cost $20,081,271)	$19,719,110
PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (1.2%)
	Consumer Discretionary (1.2%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	6,773,967
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.8%)#
	Other (0.8%)
	S&P 500 Index
500
193,599,000	Put, 12/30/22, Strike $3,600.00	2,970,000
300
116,159,400	Call, 03/31/23, Strike $4,500.00	1,200,000
200
77,439,600	Put, 11/30/22, Strike $3,500.00	288,000
100
38,719,800	Put, 11/30/22, Strike $3,400.00	81,500
50
19,359,900	Put, 11/30/22, Strike $3,600.00	128,500
50
19,359,900	Put, 03/31/23, Strike $3,000.00	181,250
	TOTAL PURCHASED OPTIONS (Cost $11,400,589)	4,849,250
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
1,650,445	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $1,650,445)	1,650,445
	TOTAL INVESTMENTS (102.3%) (Cost $522,241,521)	602,207,974
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(1,650,445)
LIABILITIES, LESS OTHER ASSETS (-2.0%)		(11,693,038)
NET ASSETS (100.0%)		$588,864,491
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.9%)#
	Other (-2.9%)
	S&P 500 Index
500
193,599,000	Call, 12/30/22, Strike $3,900.00	$(7,252,500)
400
154,879,200	Call, 12/30/22, Strike $4,000.00	(3,922,000)
200
77,439,600	Call, 11/30/22, Strike $3,700.00	(4,476,000)
50
19,359,900	Call, 12/30/22, Strike $3,800.00	(1,019,250)
25
9,679,950	Call, 11/30/22, Strike $3,900.00	(238,375)
	TOTAL WRITTEN OPTIONS (Premium $23,159,113)	$(16,908,125)

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $134,865,121.

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
COMMON STOCKS (93.7%)
		Communication Services (6.6%)
330,000		Alphabet, Inc. - Class A#~	$31,188,300
193,000		Walt Disney Company#~	20,562,220
			51,750,520
		Consumer Discretionary (8.5%)
12,150		Booking Holdings, Inc.#~	22,714,182
367,500		Caesars Entertainment, Inc.#~	16,070,775
172,000		Marriott International, Inc. - Class A~	27,538,920
			66,323,877
		Energy (3.3%)
296,500		Sysco Corp.~	25,665,040
		Financials (13.1%)
1,190,000		Huntington Bancshares, Inc.~	18,064,200
381,000		Morgan Stanley~	31,306,770
8,200,000	GBP	NatWest Group, PLC	22,085,069
143,200		PNC Financial Services Group, Inc.~	23,174,056
175,000		Wells Fargo & Company	8,048,250
			102,678,345
		Health Care (5.4%)
419,000		Boston Scientific Corp.#~	18,063,090
29,000		Danaher Corp.	7,298,430
31,000		Humana, Inc.~	17,300,480
			42,662,000
		Industrials (35.2%)
509,000		AerCap Holdings, NV#~	27,185,690
911,880		Air Lease Corp. - Class A~	32,180,245
907,000		CSX Corp.~	26,357,420
749,300		Delta Air Lines, Inc.#~	25,423,749
141,000		Honeywell International, Inc.~	28,766,820
93,500		L3Harris Technologies, Inc.~	23,044,945
282,000		Raytheon Technologies Corp.~	26,739,240
119,000	EUR	Siemens, AG	12,995,866
657,000		Southwest Airlines Company#~	23,881,950
195,500		TransUnion~	11,587,285
559,000		Uber Technologies, Inc.#~	14,852,630
118,500		Union Pacific Corp.~	23,361,090
			276,376,930
		Information Technology (16.9%)
423,000		Advanced Micro Devices, Inc.#~	25,405,380
106,000		Analog Devices, Inc.~	15,117,720
120,000		Fidelity National Information Services, Inc.~	9,958,800
43,000		Lam Research Corp.	17,405,540
NUMBER OF SHARES		VALUE
67,000	Microsoft Corp.	$15,552,710
83,500	ON Semiconductor Corp.	5,129,405
29,600	Paycom Software, Inc.#~	10,241,600
162,000	Visa, Inc. - Class A~	33,559,920
		132,371,075
	Materials (3.1%)
82,500	Linde, PLC~	24,531,375
	Special Purpose Acquisition Company (1.6%)
229,800	Shell, PLC^	12,783,774
	TOTAL COMMON STOCKS (Cost $738,826,941)	735,142,936
EXCHANGE-TRADED FUND (5.4%)
	Other (5.4%)
110,000	SPDR S&P 500 ETF Trust (Cost $40,370,004)	42,483,100
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%)#
	Communication Services (0.0%)
1,650	Alphabet, Inc.
15,594,150	Call, 11/04/22, Strike $100.00	31,350
	Consumer Discretionary (0.1%)
121	Booking Holdings, Inc.
22,620,708	Call, 11/04/22, Strike $1,930.00	486,420
	Financials (0.0%)
6,600	Wells Fargo & Company
30,353,400	Call, 11/04/22, Strike $47.00	161,700
	Industrials (0.0%)
2,820	Raytheon Technologies Corp.
26,739,240	Put, 11/04/22, Strike $88.00	15,510
	Information Technology (0.1%)
4,230	Advanced Micro Devices, Inc.
25,405,380	Put, 11/04/22, Strike $60.00	1,053,270
	Other (0.2%)
3,150	SPDR S&P 500 ETF Trust
121,656,150	Put, 11/18/22, Strike $372.00	1,200,150
	TOTAL PURCHASED OPTIONS (Cost $4,516,608)	2,948,400

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.2%)
9,818,768	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $9,818,768)	$9,818,768
	TOTAL INVESTMENTS (100.7%) (Cost $793,532,321)	790,393,204
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)		(9,818,768)
OTHER ASSETS, LESS LIABILITIES (0.6%)		4,049,976
NET ASSETS (100.0%)		$784,624,412
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-4.4%)#
	Consumer Staples (-3.1%)
(15,500)	Costco Wholesale Corp.	(7,773,250)
(114,500)	Walmart, Inc.	(16,296,785)
		(24,070,035)
	Information Technology (-1.3%)
(83,500)	ON Semiconductor Corp.	(5,129,405)
(171,000)	STMicroelectronics, NV	(5,321,520)
		(10,450,925)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $34,223,094)	(34,520,960)
EXCHANGE-TRADED FUNDS SOLD SHORT (-42.7%)#
	Other (-42.7%)
(266,000)	SPDR S&P Oil & Gas Exploration & Production ETF	(40,243,140)
(831,500)	Vanguard S&P 500 ETF	(295,140,925)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $357,254,433)	(335,384,065)
	TOTAL SECURITIES SOLD SHORT (Proceeds $391,477,527)	(369,905,025)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.9%)#
	Consumer Discretionary (-0.3%)
3,342	Amazon.com, Inc.
34,235,448	Put, 12/16/22, Strike $100.00	(1,612,515)
242	Booking Holdings, Inc.
45,241,416	Call, 12/16/22, Strike $2,200.00	(468,270)
		(2,080,785)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Financials (-0.1%)
3,300	Wells Fargo & Company
15,176,700	Put, 11/04/22, Strike $47.00	$(498,300)
	Industrials (0.0%)
1,940	Raytheon Technologies Corp.
18,395,080	Put, 12/16/22, Strike $80.00	(96,030)
	Information Technology (-0.1%)
4,230	Advanced Micro Devices, Inc.
25,405,380	Put, 12/16/22, Strike $45.00	(351,090)
940	Apple, Inc.
14,413,960	Call, 12/16/22, Strike $165.00	(237,820)
1,160	Texas Instruments, Inc.
18,633,080	Put, 12/16/22, Strike $140.00	(193,140)
		(782,050)
	Other (-0.4%)
6,300	SPDR S&P 500 ETF Trust
243,312,300	Put, 12/30/22, Strike $330.00	(1,367,100)
2,660	SPDR S&P 500 Oil & Gas Exploration ETF
40,243,140	Put, 11/18/22, Strike $130.00	(175,560)
3,960	SPDR S&P Homebuilders ETF
23,102,640	Put, 11/04/22, Strike $56.00	(148,500)
1,850	VanEck Semiconductor ETF
35,005,700	Put, 11/18/22, Strike $180.00	(642,875)
7,950	Vanguard S&P 500 ETF
282,185,250	Put, 12/16/22, Strike $305.00	(1,073,250)
		(3,407,285)
	TOTAL WRITTEN OPTIONS (Premium $12,303,570)	$(6,864,450)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $363,917,315.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (84.3%)
	Communication Services (6.0%)
12,500,000	Liberty Media Corp. 0.500%, 12/01/50*	$13,389,750
10,750,000	1.375%, 10/15/23	13,923,292
11,250,000	Liberty Media Corp. / Liberty Formula One* 2.250%, 08/15/27	10,423,125
7,750,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	6,651,593
20,500,000	Snap, Inc. 0.000%, 05/01/27	14,130,445
3,273,000	0.250%, 05/01/25	2,979,805
		61,498,010
	Consumer Discretionary (14.4%)
7,750,000	Airbnb, Inc. 0.000%, 03/15/26	6,489,385
15,419,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	19,989,037
15,500,000	DISH Network Corp. 0.000%, 12/15/25	10,515,045
10,750,000	DraftKings Holdings, Inc. 0.000%, 03/15/28	6,723,158
16,750,000	Etsy, Inc. 0.125%, 09/01/27	14,492,937
25,000,000	Ford Motor Company 0.000%, 03/15/26	25,269,250
14,750,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	15,077,007
5,250,000	Royal Caribbean Cruises, Ltd.* 6.000%, 08/15/25	6,861,698
7,750,000	Shake Shack, Inc. 0.000%, 03/01/28	5,295,885
505,000	Tesla, Inc. 2.000%, 05/15/24	5,553,334
20,750,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	18,516,262
7,750,000	Vroom, Inc. 0.750%, 07/01/26	2,263,620
11,000,000	Wayfair, Inc.* 3.250%, 09/15/27	9,563,950
		146,610,568
	Consumer Staples (0.6%)
5,750,000	Post Holdings, Inc.* 2.500%, 08/15/27	5,994,202
	Energy (3.4%)
3,000,000	EQT Corp.^ 1.750%, 05/01/26	8,552,730
5,000,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	5,615,900
7,750,000	Pioneer Natural Resources Company 0.250%, 05/15/25	19,943,772
		34,112,402
PRINCIPAL AMOUNT		VALUE
	Financials (0.5%)
7,250,000	SoFi Technologies, Inc.*^ 0.000%, 10/15/26	$5,240,372
	Health Care (18.3%)
5,500,000	Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	5,527,885
7,750,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	6,587,965
5,500,000	BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	5,503,355
11,000,000	CONMED Corp.* 2.250%, 06/15/27	9,620,600
7,000,000	CryoPort, Inc.* 0.750%, 12/01/26	5,300,330
25,750,000	Dexcom, Inc.^ 0.250%, 11/15/25	28,363,625
2,772,000	Envista Holdings Corp. 2.375%, 06/01/25	4,603,433
10,750,000	Exact Sciences Corp. 0.375%, 03/01/28	6,961,055
11,500,000	Halozyme Therapeutics, Inc.* 1.000%, 08/15/28	12,147,565
5,500,000	Insmed, Inc. 0.750%, 06/01/28	4,364,305
5,750,000	Insulet Corp. 0.375%, 09/01/26	7,442,800
13,500,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	12,577,815
5,500,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	5,453,580
12,250,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	13,785,905
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	6,097,000
5,000,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	5,276,000
5,600,000	NuVasive, Inc. 0.375%, 03/15/25	4,898,544
11,250,000	Omnicell, Inc. 0.250%, 09/15/25	11,262,150
10,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	9,739,400
4,000,000	Repligen Corp. 0.375%, 07/15/24	6,798,680
5,500,000	Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	5,881,645
8,500,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	8,002,155
		186,195,792
	Industrials (6.3%)
7,000,000	Air Transport Services Group, Inc.~ 1.125%, 10/15/24	7,583,520

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
7,500,000	John Bean Technologies Corp. 0.250%, 05/15/26	$6,401,175
5,500,000	Middleby Corp. 1.000%, 09/01/25	6,664,625
6,250,000	Parsons Corp. 0.250%, 08/15/25	7,185,563
13,250,000	Southwest Airlines Company~^ 1.250%, 05/01/25	16,419,002
23,750,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	19,637,450
		63,891,335
	Information Technology (31.7%)
9,500,000	Akamai Technologies, Inc. 0.125%, 05/01/25	10,273,110
11,500,000	Bentley Systems, Inc. 0.125%, 01/15/26	10,103,670
15,750,000	Bill.com Holdings, Inc. 0.000%, 12/01/25	17,525,183
12,000,000	Block, Inc. 0.500%, 05/15/23	12,649,080
8,500,000	Camtek Ltd.* 0.000%, 12/01/26	6,457,195
8,000,000	Confluent, Inc.* 0.000%, 01/15/27	5,972,640
13,000,000	Coupa Software, Inc. 0.125%, 06/15/25	11,179,220
8,750,000	CyberArk Software, Ltd.^ 0.000%, 11/15/24	10,259,288
6,000,000	Datadog, Inc. 0.125%, 06/15/25	6,851,400
8,500,000	DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	6,232,795
11,847,000	Enphase Energy, Inc. 0.000%, 03/01/26	14,552,973
7,750,000	0.000%, 03/01/28^	9,982,775
4,000,000	Five9, Inc. 0.500%, 06/01/25	3,554,320
17,750,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	17,946,492
6,250,000	MongoDB, Inc.^ 0.250%, 01/15/26	7,071,438
8,000,000	Okta, Inc. 0.125%, 09/01/25	6,742,560
4,750,000	0.375%, 06/15/26	3,816,530
19,000,000	ON Semiconductor Corp. 0.000%, 05/01/27	25,123,510
9,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23~	18,405,110
6,250,000	0.375%, 06/01/25	11,020,875
8,500,000	Perficient, Inc.* 0.125%, 11/15/26	6,417,500
11,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	7,932,010
PRINCIPAL AMOUNT		VALUE
21,750,000	Shift4 Payments, Inc. 0.000%, 12/15/25	$19,605,667
9,000,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	10,208,790
20,000,000	Splunk, Inc.^ 1.125%, 06/15/27	17,050,000
13,750,000	Tyler Technologies, Inc. 0.250%, 03/15/26	12,999,525
17,000,000	Unity Software, Inc.* 0.000%, 11/15/26	12,400,650
10,500,000	Wix.com, Ltd.^ 0.000%, 08/15/25	8,744,610
6,704,000	Wolfspeed, Inc.* 0.250%, 02/15/28	6,167,278
4,000,000	Zscaler, Inc. 0.125%, 07/01/25	4,922,840
		322,169,034
	Materials (2.6%)
4,000,000	ATI, Inc. 3.500%, 06/15/25	8,076,200
4,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,097,285
6,655,000	Lithium Americas Corp.* 1.750%, 01/15/27	5,778,669
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	7,893,395
		26,845,549
	Real Estate (0.5%)
5,250,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	4,656,278
	TOTAL CONVERTIBLE BONDS (Cost $871,236,536)	857,213,542
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (11.6%)
	Communication Services (1.6%)
12,500	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	15,560,375
	Consumer Discretionary (1.2%)
115,335	Aptiv, PLC^ 5.500%, 06/15/23	12,327,005
	Financials (1.8%)
10,300	Bank of America Corp.~‡‡ 7.250%	11,952,738
107,870	KKR & Company, Inc.^ 6.000%, 09/15/23	6,549,866
		18,502,604
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
	Health Care (2.1%)
89,600	Boston Scientific Corp. 5.500%, 06/01/23	$9,859,584
8,500	Danaher Corp.^ 5.000%, 04/15/23	11,156,165
		21,015,749
	Utilities (4.9%)
104,840	AES Corp.^ 6.875%, 02/15/24	10,327,788
191,900	American Electric Power Company, Inc.^ 6.125%, 08/15/23	9,541,268
353,990	NextEra Energy, Inc. 6.219%, 09/01/23	17,080,018
187,200	6.926%, 09/01/25^	8,704,800
86,590	5.279%, 03/01/23	4,281,010
		49,934,884
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $118,335,587)	117,340,617
COMMON STOCK (2.0%)
	Information Technology (0.0%)
43,372	Broadcom, Inc. (Cost $13,864,531)	20,390,045
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.2%)
40,670,686	JPMorgan Prime Money Market Fund - Capital Class, 3.170%***†	40,670,686
52,582,264	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%†	52,582,264
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $93,252,950)	93,252,950
	TOTAL INVESTMENTS (107.1%) (Cost $1,096,689,604)	1,088,197,154
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.2%)		(93,252,950)
OTHER ASSETS, LESS LIABILITIES (2.1%)		21,532,977
NET ASSETS (100.0%)		$1,016,477,181

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	01/19/23	5,016,000	$3,685,828	$(26,720)
					$(26,720)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $25,909,817.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of October 31, 2022.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (88.8%)
		Communication Services (11.0%)
1,100,000	EUR	America Movil, BV 0.000%, 03/02/24	$1,090,336
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	1,856,992
1,389,000		Bilibili, Inc.* 0.500%, 12/01/26	829,664
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	716,289
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	367,252
1,205,000		iQIYI, Inc. 4.000%, 12/15/26	767,296
760,000		iQIYI, Inc. 2.000%, 04/01/25	617,865
710,000		Liberty Media Corp. 1.375%, 10/15/23	919,585
3,546,000		Sea, Ltd. 0.250%, 09/15/26	2,459,151
1,377,000		Sea, Ltd.^ 2.375%, 12/01/25	1,302,394
1,400,000		Snap, Inc. 0.000%, 05/01/27	965,006
1,181,000		Snap, Inc. 0.750%, 08/01/26	1,017,868
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	737,570
808,000		Zillow Group, Inc. 1.375%, 09/01/26	810,052
			14,457,320
		Consumer Discretionary (18.9%)
607,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	786,909
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	815,682
2,719,000		DraftKings Holdings, Inc. 0.000%, 03/15/28	1,700,490
772,000		Etsy, Inc. 0.125%, 10/01/26	995,170
1,329,000		Farfetch, Ltd. 3.750%, 05/01/27	1,263,666
2,000,000	AUD	Flight Centre Travel Group, Ltd. 1.625%, 11/01/28	1,016,442
1,100,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	800,620
600,000	EUR	HelloFresh, SE 0.750%, 05/13/25	516,892
1,330,000		Lucid Group, Inc.* 1.250%, 12/15/26	838,193
1,458,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	1,441,743
PRINCIPAL AMOUNT			VALUE
703,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	$718,585
2,700,000		Meituan 0.000%, 04/27/28	1,936,035
2,783,000		NCL Corp., Ltd.* 1.125%, 02/15/27	2,126,852
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	634,795
800,000	GBP	Ocado Group, PLC 0.875%, 12/09/25	659,520
1,843,000		Pinduoduo, Inc. 0.000%, 12/01/25	1,656,857
889,000		Royal Caribbean Cruises, Ltd.* 6.000%, 08/15/25	1,161,914
1,000,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	651,197
980,000		Stride, Inc. 1.125%, 09/01/27	883,735
91,000		Tesla, Inc. 2.000%, 05/15/24	1,000,700
2,043,000		Vroom, Inc. 0.750%, 07/01/26	596,719
1,486,000		Wayfair, Inc.* 3.250%, 09/15/27	1,292,003
977,000		Wayfair, Inc.^ 1.000%, 08/15/26	605,447
1,000,000	EUR	Zalando, SE 0.050%, 08/06/25	820,178
			24,920,344
		Consumer Staples (0.5%)
100,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	677,770
		Energy (2.6%)
1,341,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	1,506,185
747,000		Pioneer Natural Resources Company 0.250%, 05/15/25	1,922,322
			3,428,507
		Financials (4.6%)
1,312,000		Coinbase Global, Inc. 0.500%, 06/01/26	881,848
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	599,748
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	717,117
900,000	EUR	JPMorgan Chase Financial Company, LLC 0.000%, 01/14/25	914,871
900,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	803,773
1,300,000	EUR	Oliver Capital Sarl 12/29/23	1,325,193

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
130,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	$881,040
			6,123,590
		Health Care (13.4%)
761,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	764,858
725,000		BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	725,442
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	492,264
841,000		CONMED Corp.* 2.250%, 06/15/27	735,539
1,140,000		Dexcom, Inc. 0.250%, 11/15/25	1,255,710
972,000		Halozyme Therapeutics, Inc. 0.250%, 03/01/27	869,337
785,000		Halozyme Therapeutics, Inc.* 1.000%, 08/15/28	829,203
502,000		Innoviva, Inc. 2.500%, 08/15/25	523,531
732,000		Insmed, Inc. 0.750%, 06/01/28	580,849
788,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	734,172
753,000		Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	746,645
1,295,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	1,457,367
200,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,381,862
941,000		NeoGenomics, Inc. 0.250%, 01/15/28	573,728
2,061,000		Oak Street Health, Inc. 0.000%, 03/15/26	1,574,934
600,000		Omnicell, Inc. 0.250%, 09/15/25	600,648
620,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	603,843
759,000		Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	811,667
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	987,710
630,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	505,991
910,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	856,701
			17,612,001
		Industrials (3.6%)
900,000	EUR	Duerr, AG 0.750%, 01/15/26	874,580
981,000		John Bean Technologies Corp. 0.250%, 05/15/26	837,274
PRINCIPAL AMOUNT			VALUE
652,000		Middleby Corp. 1.000%, 09/01/25	$790,061
873,000		Southwest Airlines Company^ 1.250%, 05/01/25	1,081,795
1,674,000		Sunrun, Inc.^ 0.000%, 02/01/26	1,123,689
			4,707,399
		Information Technology (29.3%)
1,388,000		Affirm Holdings, Inc.* 0.000%, 11/15/26	877,785
1,010,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,092,194
691,000		Bill.com Holdings, Inc.^ 0.000%, 04/01/27	547,728
625,000		Bill.com Holdings, Inc. 0.000%, 12/01/25	695,444
1,323,000		Block, Inc. 0.125%, 03/01/25	1,231,739
1,320,000		Confluent, Inc.* 0.000%, 01/15/27	985,486
973,000		CyberArk Software, Ltd.^ 0.000%, 11/15/24	1,140,833
496,000		Datadog, Inc. 0.125%, 06/15/25	566,382
2,853,000		DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	2,092,019
1,374,000		Dropbox, Inc. 0.000%, 03/01/28	1,193,388
1,777,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	1,012,512
2,744,000		Fastly, Inc. 0.000%, 03/15/26	1,956,362
1,676,000		Five9, Inc. 0.500%, 06/01/25	1,489,260
1,163,000		LivePerson, Inc. 0.000%, 12/15/26	813,519
1,161,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	1,139,092
1,967,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	1,988,775
2,264,000		MicroStrategy, Inc. 0.000%, 02/15/27	1,049,500
1,500,000	EUR	Nexi S.p.A 0.000%, 02/24/28	1,102,427
1,400,000	EUR	Nexi S.p.A 1.750%, 04/24/27	1,190,475
969,000		Nice, Ltd.^ 0.000%, 09/15/25	909,096
2,023,000		Okta, Inc. 0.125%, 09/01/25	1,705,025
1,506,000		ON Semiconductor Corp. 0.000%, 05/01/27	1,991,369
770,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	1,357,772

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
729,000		Pegasystems, Inc. 0.750%, 03/01/25	$610,034
190,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	1,317,867
929,000		Shift4 Payments, Inc. 0.000%, 12/15/25	837,410
492,000		Silicon Laboratories, Inc. 0.625%, 06/15/25	558,081
708,200	EUR	SOITEC 0.000%, 10/01/25	1,226,054
1,080,000		Splunk, Inc. 1.125%, 09/15/25	1,006,668
1,346,000		Tyler Technologies, Inc. 0.250%, 03/15/26	1,272,535
1,392,000		Unity Software, Inc.* 0.000%, 11/15/26	1,015,394
896,000		Workiva, Inc. 1.125%, 08/15/26	1,051,680
1,335,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,043,690
490,000		Zscaler, Inc. 0.125%, 07/01/25	603,048
			38,670,643
		Materials (3.0%)
1,448,000		Amyris, Inc.* 1.500%, 11/15/26	698,269
1,675,000		Lithium Americas Corp.* 1.750%, 01/15/27	1,454,436
2,000,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	1,807,252
			3,959,957
		Real Estate (1.9%)
700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	699,329
2,135,000		Redfin Corp. 0.000%, 10/15/25	1,101,575
1,000,000		Vingroup, JSC 3.000%, 04/20/26	757,390
			2,558,294
		TOTAL CONVERTIBLE BONDS (Cost $144,819,614)	117,115,825
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.9%)
		Communication Services (0.4%)
485		T-Mobile Exchangeable Trust* 5.250%, 06/01/23	603,743
		Financials (4.0%)
1,937		Bank of America Corp.‡‡ 7.250%	2,247,811
NUMBER OF SHARES			VALUE
14,328		KKR & Company, Inc.^ 6.000%, 09/15/23	$869,996
1,830		Wells Fargo & Company‡‡ 7.500%	2,132,920
			5,250,727
		Health Care (0.7%)
674		Danaher Corp.^ 5.000%, 04/15/23	884,618
		Utilities (4.8%)
10,463		AES Corp.^ 6.875%, 02/15/24	1,030,710
12,820		American Electric Power Company, Inc.^ 6.125%, 08/15/23	637,410
54,250		DTE Energy Company 6.250%, 11/01/22	2,786,822
24,300		NextEra Energy, Inc. 6.219%, 09/01/23	1,172,475
15,361		NextEra Energy, Inc. 6.926%, 09/01/25	714,287
			6,341,704
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $13,439,248)	13,080,792
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.8%)
1,016,000		United States Treasury Note 2.250%, 03/31/24 (Cost $1,012,473)	982,762
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.2%)#
		Energy (0.0%)
127	EUR	TotalEnergies, SE
695,579		Call, 12/16/22, Strike $56.00	23,847
		Industrials (0.2%)
242	EUR	Schneider Electric, SE
3,096,629		Call, 12/16/22, Strike $120.00	271,203
		TOTAL PURCHASED OPTIONS (Cost $344,777)	295,050

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.9%)
7,753,521	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $7,753,521)	$7,753,521
	TOTAL INVESTMENTS (105.6%) (Cost $167,369,633)	139,227,950
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.9%)		(7,753,521)
OTHER ASSETS, LESS LIABILITIES (0.3%)		415,246
NET ASSETS (100.0%)		$131,889,675

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$113,324,117	81.4%
European Monetary Unit	16,249,946	11.7%
Japanese Yen	5,613,501	4.0%
British Pound Sterling	2,011,432	1.5%
Australian Dollar	1,016,442	0.7%
Canadian Dollar	1,012,512	0.7%
Total Investments	$139,227,950	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
COMMON STOCKS (100.0%)
	Consumer Discretionary (8.5%)
195,128	Chegg, Inc.#	$4,208,911
153,917	Everi Holdings, Inc.#	2,921,345
172,760	First Watch Restaurant Group, Inc.#	2,945,558
10,589	Murphy USA, Inc.	3,330,346
24,138	Ollie's Bargain Outlet Holdings, Inc.#	1,351,728
76,035	Portillo's, Inc. - Class A#	1,630,190
193,914	PowerSchool Holdings, Inc. - Class A#	3,878,280
21,769	Scientific Games Corp. - Class A#	1,222,112
62,422	Xometry, Inc. - Class A#	3,749,065
194,564	Xponential Fitness, Inc. - Class A#	3,764,814
		29,002,349
	Consumer Staples (9.4%)
125,948	Celsius Holdings, Inc.#	11,471,344
64,959	Chefs' Warehouse, Inc.#	2,379,448
193,276	elf Beauty, Inc.#	8,361,120
45,315	MGP Ingredients, Inc.	5,077,545
447,300	SunOpta, Inc.#	5,023,179
		32,312,636
	Energy (9.6%)
225,947	American Resources Corp.#	449,635
69,209	California Resources Corp.	3,122,018
36,921	Chord Energy Corp.	5,652,236
112,468	Comstock Resources, Inc.#	2,112,149
86,778	Golar LNG, Ltd.#	2,414,164
100,517	Liberty Energy, Inc. - Class A#	1,699,742
108,776	Matador Resources Company	7,228,165
137,964	SilverBow Resources, Inc.#	4,893,583
96,377	SM Energy Company	4,335,037
26,307	Weatherford International, PLC#	1,096,476
		33,003,205
	Financials (5.0%)
19,784	Kinsale Capital Group, Inc.	6,235,324
43,225	LPL Financial Holdings, Inc.	11,050,471
		17,285,795
	Health Care (26.4%)
416,366	Alphatec Holdings, Inc.#	4,263,588
103,134	Axonics, Inc.#	7,543,221
80,768	Cytokinetics, Inc.#	3,526,331
91,570	DocGo, Inc.#	906,543
191,151	Evolent Health, Inc. - Class A#	6,080,513
43,608	Halozyme Therapeutics, Inc.#	2,084,899
82,514	Harmony Biosciences Holdings, Inc.#	4,290,728
9,195	Inspire Medical Systems, Inc.#	1,792,565
77,046	iRadimed Corp.	2,238,186
NUMBER OF SHARES		VALUE
38,941	iRhythm Technologies, Inc.#	$4,964,588
71,925	Lantheus Holdings, Inc.#	5,321,731
98,850	Natera, Inc.#	4,641,996
260,778	Paragon 28, Inc.#	5,207,737
37,547	PROCEPT BioRobotics Corp.#	1,705,760
31,870	Prometheus Biosciences, Inc.#	1,673,812
111,005	Revance Therapeutics, Inc.#	2,476,522
140,403	Sensus Healthcare, Inc.#	1,975,470
34,169	Shockwave Medical, Inc.#	10,016,642
47,107	STAAR Surgical Company#	3,338,473
39,637	Syndax Pharmaceuticals, Inc.#	910,066
112,399	Tela Bio, Inc.#	1,002,599
107,871	TransMedics Group, Inc.#	5,201,540
374,813	Treace Medical Concepts, Inc.#	9,175,422
		90,338,932
	Industrials (13.8%)
22,048	Advanced Drainage Systems, Inc.	2,554,922
43,155	Applied Industrial Technologies, Inc.	5,367,619
36,851	Axon Enterprise, Inc.#	5,359,609
3,732	Carlisle Companies, Inc.	891,202
89,173	CBIZ, Inc.#	4,426,548
8,778	Chart Industries, Inc.#	1,956,441
28,596	Curtiss-Wright Corp.	4,799,267
64,576	Driven Brands Holdings, Inc.#	2,065,140
58,272	Dycom Industries, Inc.#	6,886,585
127,864	Enovix Corp.#	2,412,794
22,466	Huron Consulting Group, Inc.#	1,654,171
23,615	NV5 Global, Inc.#	3,422,994
260,673	Tecnoglass, Inc.	5,351,617
		47,148,909
	Information Technology (27.0%)
48,693	ADTRAN Holdings, Inc.	1,093,645
254,369	Alkami Technology, Inc.#	4,031,749
227,431	AvidXchange Holdings, Inc.#	2,069,622
141,010	Bel Fuse, Inc. - Class B	4,570,134
60,745	Box, Inc. - Class A#	1,764,642
143,259	Calix, Inc.#	10,549,593
70,915	Clearfield, Inc.#	8,614,045
13,313	CyberArk Software, Ltd.#	2,088,943
90,949	Digi International, Inc.#	3,667,973
63,740	DoubleVerify Holdings, Inc.#	1,863,120
41,553	ExlService Holdings, Inc.#	7,556,413
161,912	Extreme Networks, Inc.#	2,904,701
46,340	Flywire Corp.#	1,017,163
521,137	Harmonic, Inc.#	8,051,567
345,277	International Money Express, Inc.#	9,332,837

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
127,341	Lantronix, Inc.#	$643,072
192,962	Napco Security Technologies, Inc.#	5,483,980
73,911	nCino, Inc.#	2,326,718
184,324	Privia Health Group, Inc.#	6,171,168
72,213	Richardson Electronics Ltd.	1,739,611
106,930	ShotSpotter, Inc.#	4,063,340
45,942	Sprout Social, Inc. - Class A#	2,771,681
		92,375,717
	Materials (0.3%)
14,644	Cabot Corp.	1,076,041
	TOTAL COMMON STOCKS (Cost $288,308,998)	342,543,584
	TOTAL INVESTMENTS (100.0%) (Cost $288,308,998)	342,543,584
OTHER ASSETS, LESS LIABILITIES (0.0%)		11,440
NET ASSETS (100.0%)		$342,555,024

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.5%)
	Consumer Discretionary (10.6%)
9,057	Chegg, Inc.#	$195,360
1,282	Deckers Outdoor Corp.#	448,610
1,217	Etsy, Inc.#	114,289
6,478	Everi Holdings, Inc.#	122,952
6,217	First Watch Restaurant Group, Inc.#	106,000
1,159	Five Below, Inc.#	169,620
389	Murphy USA, Inc.	122,344
754	Ollie's Bargain Outlet Holdings, Inc.#	42,224
8,403	PowerSchool Holdings, Inc. - Class A#	168,060
752	Scientific Games Corp. - Class A#	42,217
2,851	Xometry, Inc. - Class A#	171,231
6,442	Xponential Fitness, Inc. - Class A#	124,653
		1,827,560
	Consumer Staples (8.6%)
558	Casey's General Stores, Inc.	129,852
6,074	Celsius Holdings, Inc.#	553,220
2,264	Chefs' Warehouse, Inc.#	82,930
9,298	elf Beauty, Inc.#	402,232
1,905	MGP Ingredients, Inc.	213,455
7,722	SunOpta, Inc.#	86,718
		1,468,407
	Energy (10.0%)
2,345	California Resources Corp.	105,783
1,725	Chord Energy Corp.	264,080
1,066	Diamondback Energy, Inc.	167,479
4,354	Golar LNG, Ltd.#	121,128
5,071	Liberty Energy, Inc. - Class A#	85,751
4,785	Matador Resources Company	317,963
1,795	New Fortress Energy, Inc. - Class A	98,851
10,215	Range Resources Corp.	290,923
1,631	SilverBow Resources, Inc.#	57,852
3,755	SM Energy Company	168,900
1,105	Weatherford International, PLC#	46,056
		1,724,766
	Financials (7.6%)
547	FactSet Research Systems, Inc.	232,743
890	Kinsale Capital Group, Inc.	280,501
2,683	LPL Financial Holdings, Inc.	685,909
2,420	Ryan Specialty Holdings, Inc.#	108,537
		1,307,690
	Health Care (21.7%)
4,010	Axonics, Inc.#	293,291
3,452	Cytokinetics, Inc.#	150,714
3,927	DocGo, Inc.#	38,877
NUMBER OF SHARES		VALUE
9,445	Evolent Health, Inc. - Class A#	$300,445
1,302	Halozyme Therapeutics, Inc.#	62,249
4,008	Harmony Biosciences Holdings, Inc.#	208,416
284	Inspire Medical Systems, Inc.#	55,366
3,049	Ionis Pharmaceuticals, Inc.#	134,766
1,771	iRhythm Technologies, Inc.#	225,785
3,220	Lantheus Holdings, Inc.#	238,248
930	Molina Healthcare, Inc.#	333,740
5,835	Natera, Inc.#	274,012
1,915	Neurocrine Biosciences, Inc.#	220,455
1,695	PROCEPT BioRobotics Corp.#	77,004
1,488	Prometheus Biosciences, Inc.#	78,150
5,069	Revance Therapeutics, Inc.#	113,089
1,601	Sarepta Therapeutics, Inc.#	182,546
1,475	Shockwave Medical, Inc.#	432,396
2,004	STAAR Surgical Company#	142,024
1,700	Syndax Pharmaceuticals, Inc.#	39,032
525	United Therapeutics Corp.#	121,028
		3,721,633
	Industrials (20.8%)
1,682	Advanced Drainage Systems, Inc.	194,910
1,907	Applied Industrial Technologies, Inc.	237,193
4,084	Axon Enterprise, Inc.#	593,977
1,260	Carlisle Companies, Inc.	300,888
4,128	CBIZ, Inc.#	204,914
238	Chart Industries, Inc.#	53,045
1,468	Curtiss-Wright Corp.	246,374
4,914	Driven Brands Holdings, Inc.#	157,150
2,680	Dycom Industries, Inc.#	316,722
5,978	Enovix Corp.#	112,805
1,147	Huron Consulting Group, Inc.#	84,454
1,084	NV5 Global, Inc.#	157,126
1,943	Quanta Services, Inc.	275,984
11,081	Tecnoglass, Inc.	227,493
505	Tetra Tech, Inc.	71,346
832	Valmont Industries, Inc.	265,591
267	Watsco, Inc.	72,346
		3,572,318
	Information Technology (19.9%)
2,067	ADTRAN Holdings, Inc.	46,425
1,165	Aspen Technology, Inc.#	281,289
10,480	AvidXchange Holdings, Inc.#	95,368
675	Bill.com Holdings, Inc.#	90,018
2,094	Box, Inc. - Class A#	60,831
6,898	Calix, Inc.#	507,969
677	CyberArk Software, Ltd.#	106,228

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
4,050	DoubleVerify Holdings, Inc.#	$118,382
230	Enphase Energy, Inc.#	70,610
1,840	ExlService Holdings, Inc.#	334,604
7,079	Extreme Networks, Inc.#	126,997
864	Five9, Inc.#	52,065
2,585	Gitlab, Inc. - Class A#	125,269
23,961	Harmonic, Inc.#	370,197
616	Monolithic Power Systems, Inc.	209,101
4,627	nCino, Inc.#	145,658
1,229	Paylocity Holding Corp.#	284,870
5,803	Privia Health Group, Inc.#	194,284
1,722	Sprout Social, Inc. - Class A#	103,888
3,854	Toast, Inc. - Class A#	85,135
		3,409,188
	Materials (0.3%)
623	Cabot Corp.	45,778
	TOTAL COMMON STOCKS (Cost $14,802,021)	17,077,340
	TOTAL INVESTMENTS (99.5%) (Cost $14,802,021)	17,077,340
OTHER ASSETS, LESS LIABILITIES (0.5%)		81,009
NET ASSETS (100.0%)		$17,158,349

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.0%)
	Communication Services (8.0%)
799,780	Alphabet, Inc. - Class A#~	$75,587,208
37,556	Meta Platforms, Inc. - Class A#	3,498,717
13,851	Netflix, Inc.#	4,042,830
63,300	T-Mobile US, Inc.#	9,593,748
		92,722,503
	Consumer Discretionary (15.4%)
634,340	Amazon.com, Inc.#	64,981,790
51,384	Chegg, Inc.#	1,108,353
5,418	Chipotle Mexican Grill, Inc. - Class A#	8,117,952
7,197	Deckers Outdoor Corp.#	2,518,446
56,000	Dollar Tree, Inc.#	8,876,000
6,909	Etsy, Inc.#^	648,824
36,814	Everi Holdings, Inc.#	698,730
35,266	First Watch Restaurant Group, Inc.#^	601,285
6,578	Five Below, Inc.#^	962,690
62,557	Lowe's Companies, Inc.	12,195,487
33,200	Lululemon Athletica, Inc.#	10,924,128
2,211	Murphy USA, Inc.	695,382
121,700	NIKE, Inc. - Class B	11,279,156
4,375	Ollie's Bargain Outlet Holdings, Inc.#^	245,000
47,648	PowerSchool Holdings, Inc. - Class A#^	952,960
4,219	Scientific Games Corp. - Class A#	236,855
173,178	Tesla, Inc.#	39,404,922
29,557	Ulta Beauty, Inc.#	12,395,319
16,167	Xometry, Inc. - Class A#	970,990
36,603	Xponential Fitness, Inc. - Class A#^	708,268
		178,522,537
	Consumer Staples (3.1%)
3,267	Casey's General Stores, Inc.	760,264
34,444	Celsius Holdings, Inc.#^	3,137,160
12,711	Chefs' Warehouse, Inc.#	465,604
42,082	Constellation Brands, Inc. - Class A	10,397,621
52,839	elf Beauty, Inc.#	2,285,815
24,005	Estee Lauder Companies, Inc. - Class A	4,812,762
10,820	MGP Ingredients, Inc.^	1,212,381
44,041	SunOpta, Inc.#	494,580
88,386	Walmart, Inc.	12,579,979
		36,146,166
	Energy (3.2%)
13,303	California Resources Corp.	600,098
35,000	Chevron Corp.	6,331,500
9,784	Chord Energy Corp.^	1,497,833
5,985	Diamondback Energy, Inc.	940,303
24,835	Golar LNG, Ltd.#	690,910
NUMBER OF SHARES		VALUE
38,333	Hess Corp.	$5,408,020
28,771	Liberty Energy, Inc. - Class A#	486,518
27,146	Matador Resources Company	1,803,852
10,192	New Fortress Energy, Inc. - Class A^	561,273
16,319	Pioneer Natural Resources Company	4,184,355
57,947	Range Resources Corp.	1,650,331
9,266	SilverBow Resources, Inc.#^	328,665
21,081	SM Energy Company	948,223
130,351	Sysco Corp.	11,283,182
6,268	Weatherford International, PLC#	261,250
		36,976,313
	Financials (6.7%)
79,696	American Express Company~	11,830,871
57,600	Blackstone, Inc.	5,249,664
75,800	Charles Schwab Corp.	6,038,986
3,070	FactSet Research Systems, Inc.	1,306,254
33,000	Goldman Sachs Group, Inc.	11,368,830
484,767	Huntington Bancshares, Inc.	7,358,763
4,997	Kinsale Capital Group, Inc.	1,574,904
15,218	LPL Financial Holdings, Inc.	3,890,482
80,400	Marsh & McLennan Companies, Inc.	12,983,796
13,726	Ryan Specialty Holdings, Inc.#^	615,611
396,000	SLM Corp.~	6,569,640
195,344	Wells Fargo & Company~	8,983,871
		77,771,672
	Health Care (12.8%)
22,507	Axonics, Inc.#^	1,646,162
221,000	Boston Scientific Corp.#	9,527,310
141,537	Bristol-Myers Squibb Company	10,964,871
19,690	Cytokinetics, Inc.#^	859,665
43,600	Danaher Corp.~	10,972,812
133,500	Dexcom, Inc.#	16,124,130
22,260	DocGo, Inc.#	220,374
55,342	Edwards Lifesciences Corp.#	4,008,421
72,000	Eli Lilly & Company	26,070,480
53,595	Evolent Health, Inc. - Class A#	1,704,857
7,557	Halozyme Therapeutics, Inc.#^	361,300
22,746	Harmony Biosciences Holdings, Inc.#^	1,182,792
18,700	Humana, Inc.	10,436,096
1,608	Inspire Medical Systems, Inc.#	313,480
17,119	Ionis Pharmaceuticals, Inc.#	756,660
44,478	IQVIA Holdings, Inc.#	9,325,702
10,046	iRhythm Technologies, Inc.#	1,280,764
40,173	Jazz Pharmaceuticals, PLC#	5,776,476
18,297	Lantheus Holdings, Inc.#	1,353,795
5,222	Molina Healthcare, Inc.#	1,873,967

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
32,760	Natera, Inc.#	$1,538,410
10,861	Neurocrine Biosciences, Inc.#	1,250,318
9,613	PROCEPT BioRobotics Corp.#	436,719
8,446	Prometheus Biosciences, Inc.#	443,584
28,781	Revance Therapeutics, Inc.#	642,104
8,990	Sarepta Therapeutics, Inc.#^	1,025,040
8,371	Shockwave Medical, Inc.#^	2,453,959
11,429	STAAR Surgical Company#	809,973
9,634	Syndax Pharmaceuticals, Inc.#	221,197
46,000	Thermo Fisher Scientific, Inc.	23,642,620
2,947	United Therapeutics Corp.#	679,372
		147,903,410
	Industrials (6.6%)
9,543	Advanced Drainage Systems, Inc.	1,105,843
321,155	Air Lease Corp. - Class A~	11,333,560
10,819	Applied Industrial Technologies, Inc.	1,345,667
23,150	Axon Enterprise, Inc.#	3,366,936
7,151	Carlisle Companies, Inc.	1,707,659
23,406	CBIZ, Inc.#	1,161,874
1,360	Chart Industries, Inc.#	303,117
359,200	CSX Corp.~	10,438,352
8,337	Curtiss-Wright Corp.	1,399,199
27,882	Driven Brands Holdings, Inc.#^	891,666
15,202	Dycom Industries, Inc.#	1,796,572
33,830	Enovix Corp.#^	638,372
31,966	Honeywell International, Inc.	6,521,703
6,504	Huron Consulting Group, Inc.#	478,890
23,400	L3Harris Technologies, Inc.	5,767,398
6,148	NV5 Global, Inc.#	891,153
10,909	Quanta Services, Inc.	1,549,514
94,000	Raytheon Technologies Corp.	8,913,080
62,889	Tecnoglass, Inc.	1,291,111
2,930	Tetra Tech, Inc.	413,950
178,358	Uber Technologies, Inc.#~	4,738,972
43,300	Union Pacific Corp.	8,536,162
4,720	Valmont Industries, Inc.	1,506,718
1,513	Watsco, Inc.^	409,963
		76,507,431
	Information Technology (37.4%)
9,900	Accenture, PLC - Class A	2,810,610
11,728	ADTRAN Holdings, Inc.	263,411
47,500	Advanced Micro Devices, Inc.#	2,852,850
754,092	Apple, Inc.	115,632,467
109,831	Applied Materials, Inc.	9,696,979
24,300	ASML Holding, NV	11,479,806
6,612	Aspen Technology, Inc.#	1,596,467
NUMBER OF SHARES		VALUE
59,462	AvidXchange Holdings, Inc.#	$541,104
3,835	Bill.com Holdings, Inc.#	511,436
12,326	Box, Inc. - Class A#	358,070
39,133	Calix, Inc.#	2,881,754
3,800	CyberArk Software, Ltd.#^	596,258
22,975	DoubleVerify Holdings, Inc.#	671,559
1,310	Enphase Energy, Inc.#	402,170
10,446	ExlService Holdings, Inc.#	1,899,605
40,166	Extreme Networks, Inc.#	720,578
4,897	Five9, Inc.#^	295,093
28,980	Gitlab, Inc. - Class A#^	1,404,371
136,032	Harmonic, Inc.#	2,101,694
12,200	Intuit, Inc.	5,215,500
15,000	Lam Research Corp.	6,071,700
127,758	Marvell Technology, Inc.	5,069,438
17,000	Mastercard, Inc. - Class A	5,579,060
571,144	Microsoft Corp.~	132,579,657
3,495	Monolithic Power Systems, Inc.	1,186,378
26,286	nCino, Inc.#^	827,483
186,133	NVIDIA Corp.~	25,122,371
66,800	Oracle Corp.	5,215,076
35,355	Paycom Software, Inc.#	12,232,830
6,981	Paylocity Holding Corp.#	1,618,126
58,000	PayPal Holdings, Inc.#	4,847,640
32,573	Privia Health Group, Inc.#	1,090,544
43,415	salesforce, Inc.#	7,058,845
32,593	Snowflake, Inc. - Class A#	5,224,658
9,784	Sprout Social, Inc. - Class A#^	590,269
21,865	Toast, Inc. - Class A#^	482,998
13,955	Trade Desk, Inc. - Class A#	742,964
39,400	UnitedHealth Group, Inc.	21,872,910
120,811	Visa, Inc. - Class A	25,027,207
59,960	Workday, Inc. - Class A#	9,342,967
1,052	Zscaler, Inc.#	162,113
		433,877,016
	Materials (1.8%)
3,496	Cabot Corp.^	256,886
55,148	Celanese Corp. - Class A	5,300,826
51,000	Linde, PLC	15,164,850
		20,722,562
	TOTAL COMMON STOCKS (Cost $812,283,636)	1,101,149,610

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUNDS (1.7%)
	Other (1.7%)
31,000	Invesco QQQ Trust Series 1^	$8,616,450
40,000	iShares Expanded Tech-Software Sector ETF^	10,704,000
	TOTAL EXCHANGE-TRADED FUNDS (Cost $18,822,116)	19,320,450
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.4%)
3,215,915	JPMorgan Prime Money Market Fund - Capital Class, 3.170%***†	3,215,915
24,654,810	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%†	24,654,810
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $27,870,725)	27,870,725
	TOTAL INVESTMENTS (99.1%) (Cost $858,976,477)	1,148,340,785
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.4%)		(27,870,725)
OTHER ASSETS, LESS LIABILITIES (3.3%)		38,543,684
NET ASSETS (100.0%)		$1,159,013,744

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $25,415,028.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of October 31, 2022.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
11,000	Chicago Board Options Exchange VIX Futures	Nov 2022	$284,628	$(18,458)
8,000	Chicago Board Options Exchange VIX Futures	Dec 2022	211,197	(8,580)
				$(27,038)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (15.3%)
	Communication Services (1.6%)
7,315,000	Liberty Media Corp. 2.250%, 08/15/27*	$6,777,348
6,963,000	1.375%, 10/15/23	9,018,408
2,275,000	0.500%, 12/01/50*	2,436,935
13,805,000	Live Nation Entertainment, Inc.^ 2.000%, 02/15/25	14,272,989
3,000,000	Match Group Financeco 2, Inc.* 0.875%, 06/15/26	2,622,270
2,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	2,145,675
		37,273,625
	Consumer Discretionary (2.8%)
16,950,000	Airbnb, Inc. 03/15/26	14,192,913
4,590,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	5,950,430
4,760,000	DISH Network Corp. 3.375%, 08/15/26	3,299,108
18,610,000	Ford Motor Company 03/15/26	18,810,430
2,515,000	Liberty Broadband Corp.* 2.750%, 09/30/50	2,433,212
7,235,000	Marriott Vacations Worldwide Corp. 01/15/26	7,395,400
325,000	Tesla, Inc. 2.000%, 05/15/24	3,573,928
9,200,000	Vail Resorts, Inc.^ 01/01/26	8,209,620
		63,865,041
	Energy (1.4%)
3,995,000	EQT Corp.^ 1.750%, 05/01/26	11,389,385
5,425,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	6,093,252
5,290,000	Pioneer Natural Resources Company 0.250%, 05/15/25	13,613,233
		31,095,870
	Financials (0.2%)
3,950,000	Ares Capital Corp. 4.625%, 03/01/24	4,247,317
	Health Care (3.0%)
7,225,000	Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	7,261,631
13,570,000	Dexcom, Inc.^ 0.250%, 11/15/25	14,947,355
3,899,000	Envista Holdings Corp. 2.375%, 06/01/25	6,475,030
3,640,000	Halozyme Therapeutics, Inc.* 1.000%, 08/15/28	3,844,968
3,365,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	3,135,137
PRINCIPAL AMOUNT		VALUE
12,670,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	$14,258,565
5,250,000	Omnicell, Inc. 0.250%, 09/15/25	5,255,670
9,355,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	9,111,209
4,400,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	4,142,292
		68,431,857
	Industrials (2.0%)
3,950,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,279,272
1,300,000	Chart Industries, Inc.*^ 1.000%, 11/15/24	4,934,267
14,230,000	John Bean Technologies Corp. 0.250%, 05/15/26	12,145,163
8,645,000	Middleby Corp. 1.000%, 09/01/25	10,475,579
11,220,000	Southwest Airlines Company^ 1.250%, 05/01/25	13,903,487
		45,737,768
	Information Technology (3.7%)
3,400,000	Akamai Technologies, Inc. 0.375%, 09/01/27	3,370,046
3,860,000	Bill.com Holdings, Inc. 12/01/25	4,295,060
9,755,000	CyberArk Software, Ltd.^ 11/15/24	11,437,640
1,960,000	Datadog, Inc.^ 0.125%, 06/15/25	2,238,124
8,204,000	Enphase Energy, Inc. 0.000%, 03/01/26	10,077,876
4,990,000	0.000%, 03/01/28^	6,427,619
11,597,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	11,725,379
2,235,000	Nova, Ltd. 10/15/25	2,550,828
12,675,000	ON Semiconductor Corp. 05/01/27	16,760,026
3,825,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	6,744,775
3,322,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	3,768,178
4,725,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	4,467,109
		83,862,660
	Materials (0.2%)
2,843,000	Lithium Americas Corp.* 1.750%, 01/15/27	2,468,634
2,485,000	MP Materials Corp.* 0.250%, 04/01/26	2,380,182
		4,848,816

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
	Real Estate (0.4%)
8,975,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	$7,960,017
	TOTAL CONVERTIBLE BONDS (Cost $324,485,575)	347,322,971
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.1%)
	Communication Services (1.4%)
25,725	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	32,023,252
	Consumer Discretionary (0.6%)
122,480	Aptiv, PLC 5.500%, 06/15/23	13,090,662
	Financials (0.6%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	3,909,138
154,380	KKR & Company, Inc. 6.000%, 09/15/23	9,373,954
		13,283,092
	Health Care (0.4%)
89,145	Boston Scientific Corp. 5.500%, 06/01/23	9,809,516
	Utilities (3.1%)
131,150	AES Corp.^ 6.875%, 02/15/24	12,919,587
481,075	American Electric Power Company, Inc.^ 6.125%, 08/15/23	23,919,049
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 3.369%, 09/15/29	3,161,169
328,535	DTE Energy Company 6.250%, 11/01/22	16,876,843
215,000	NextEra Energy, Inc. 6.926%, 09/01/25^	9,997,500
88,405	6.219%, 09/01/23	4,265,541
		71,139,689
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $133,716,028)	139,346,211
COMMON STOCKS (69.8%)
	Communication Services (5.2%)
781,600	Alphabet, Inc. - Class A#~	73,869,016
321,635	Comcast Corp. - Class A	10,208,695
139,280	Meta Platforms, Inc. - Class A#	12,975,325
27,710	Netflix, Inc.#	8,087,995
126,745	Walt Disney Company#	13,503,412
		118,644,443
NUMBER OF SHARES		VALUE
	Consumer Discretionary (7.0%)
561,200	Amazon.com, Inc.#	$57,489,328
3,710	Booking Holdings, Inc.#	6,935,771
50,445	Home Depot, Inc.	14,938,278
33,625	Lowe's Companies, Inc.	6,555,194
47,685	McDonald's Corp.	13,001,792
207,960	MGM Resorts International	7,397,137
100,640	NIKE, Inc. - Class B	9,327,315
66,830	Starbucks Corp.	5,786,810
115,475	Tesla, Inc.#	26,275,181
50,060	TJX Companies, Inc.	3,609,326
21,935	Ulta Beauty, Inc.#	9,198,881
		160,515,013
	Consumer Staples (5.5%)
408,935	Coca-Cola Company	24,474,760
23,370	Costco Wholesale Corp.	11,720,055
18,325	Estee Lauder Companies, Inc. - Class A	3,673,979
215,050	Mondelez International, Inc. - Class A	13,221,274
60,850	Monster Beverage Corp.#	5,702,862
98,075	PepsiCo, Inc.	17,808,459
155,005	Philip Morris International, Inc.	14,237,209
152,560	Procter & Gamble Company	20,545,255
98,230	Walmart, Inc.	13,981,076
		125,364,929
	Energy (4.8%)
136,015	Chevron Corp.	24,605,114
97,640	ConocoPhillips	12,311,428
258,910	Exxon Mobil Corp.	28,689,817
76,190	Hess Corp.	10,748,885
111,565	Marathon Petroleum Corp.~	12,676,015
141,440	Schlumberger, NV	7,359,123
140,095	Sysco Corp.	12,126,623
		108,517,005
	Financials (8.1%)
39,170	American Express Company	5,814,787
99,710	American International Group, Inc.	5,683,470
43,888	Assurant, Inc.	5,962,624
541,560	Bank of America Corp.	19,517,822
9,110	BlackRock, Inc.	5,884,240
185,505	Charles Schwab Corp.	14,779,183
76,160	Chubb, Ltd.	16,366,022
58,455	Citigroup, Inc.	2,680,746
84,145	Discover Financial Services	8,789,787
21,995	Goldman Sachs Group, Inc.	7,577,498
363,495	Huntington Bancshares, Inc.	5,517,854
212,245	JPMorgan Chase & Company	26,717,401

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
259,175	KeyCorp	$4,631,457
122,180	Marsh & McLennan Companies, Inc.	19,730,848
236,405	Morgan Stanley	19,425,399
320,775	Wells Fargo & Company~	14,752,442
		183,831,580
	Health Care (11.2%)
137,690	Abbott Laboratories~	13,623,049
113,510	AbbVie, Inc.	16,617,864
99,305	Alcon, Inc.	6,025,827
197,855	Bristol-Myers Squibb Company	15,327,827
68,650	Danaher Corp.	17,277,146
19,290	Elevance Health, Inc.	10,547,193
42,885	Eli Lilly & Company	15,528,230
97,025	Gilead Sciences, Inc.	7,612,582
30,005	Humana, Inc.	16,745,190
203,220	Johnson & Johnson	35,354,183
98,030	Medtronic, PLC	8,561,940
179,870	Merck & Company, Inc.	18,202,844
206,135	Pfizer, Inc.	9,595,584
17,665	Stryker Corp.	4,049,525
17,705	Thermo Fisher Scientific, Inc.	9,099,839
92,715	UnitedHealth Group, Inc.	51,470,732
		255,639,555
	Industrials (5.3%)
813,840	CSX Corp.	23,650,190
120,840	Honeywell International, Inc.	24,653,777
87,210	JB Hunt Transport Services, Inc.	14,919,015
36,270	Northrop Grumman Corp.	19,912,593
353,765	Raytheon Technologies Corp.	33,543,997
125,020	Southwest Airlines Company#	4,544,477
		121,224,049
	Information Technology (20.0%)
57,015	Accenture, PLC - Class A	16,186,559
18,515	Adobe, Inc.#	5,897,028
982,945	Apple, Inc.	150,724,786
39,769	Broadcom, Inc.	18,696,202
185,485	Cisco Systems, Inc.	8,426,584
8,450	Intuit, Inc.	3,612,375
29,800	Lam Research Corp.	12,062,444
68,530	Mastercard, Inc. - Class A	22,490,175
78,250	Micron Technology, Inc.	4,233,325
486,955	Microsoft Corp.~	113,036,864
165,360	NVIDIA Corp.	22,318,639
66,560	Oracle Corp.	5,196,339
146,235	PayPal Holdings, Inc.#	12,222,321
42,205	QUALCOMM, Inc.	4,965,840
NUMBER OF SHARES		VALUE
72,820	salesforce, Inc.#	$11,839,804
18,370	ServiceNow, Inc.#	7,728,994
168,980	Visa, Inc. - Class A	35,005,897
		454,644,176
	Materials (1.7%)
244,845	Freeport-McMoRan, Inc.	7,759,138
90,600	Linde, PLC	26,939,910
41,045	PPG Industries, Inc.	4,686,518
		39,385,566
	Real Estate (0.9%)
60,195	American Tower Corp.	12,471,802
235,058	Invitation Homes, Inc.	7,448,988
		19,920,790
	Utilities (0.1%)
20,185	DTE Energy Company	2,262,940
	TOTAL COMMON STOCKS (Cost $829,756,406)	1,589,950,046
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (3.2%)
50,320,000	United States Treasury Note 4.375%, 10/31/24	50,217,790
24,335,000	United States Treasury Note 2.250%, 03/31/24	23,538,884
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $74,440,307)	73,756,674
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Financials (0.0%)
590	Berkshire Hathaway, Inc.
17,410,310	Call, 03/17/23, Strike $320.00	526,575
		526,575
	Other (0.3%)
5,800	iShares MSCI EAFE ETF
34,330,200	Call, 06/16/23, Strike $68.00	551,000
3,150	iShares Russell 2000 ETF
57,748,950	Call, 03/17/23, Strike $195.00	2,575,125
1,540	SPDR S&P 500 ETF Trust
59,476,340	Put, 02/17/23, Strike $375.00	2,282,280
		5,408,405
	TOTAL PURCHASED OPTIONS (Cost $5,117,377)	5,934,980

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.1%)
42,099,704	JPMorgan Prime Money Market Fund - Capital Class, 3.170%***† (Cost $42,099,704)	$42,099,704
51,749,628	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $51,749,628)	51,749,628
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $93,849,332)	93,849,332
	TOTAL INVESTMENTS (98.8%) (Cost $1,461,365,025)	2,250,160,214
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.1%)		(93,849,332)
OTHER ASSETS, LESS LIABILITIES (5.3%)		121,736,655
NET ASSETS (100.0%)		$2,278,047,537

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2022.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $12,227,091.

***  The rate disclosed is the 7 day net yield as of October 31, 2022.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Dividend Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.4%)
	Health Care (0.4%)
700	Boston Scientific Corp. 5.500%, 06/01/23 (Cost $81,132)	$77,028
COMMON STOCKS (94.0%)
	Communication Services (6.4%)
6,050	Alphabet, Inc. - Class C#	572,693
3,070	Comcast Corp. - Class A	97,442
330	Live Nation Entertainment, Inc.#	26,271
960	Meta Platforms, Inc. - Class A#	89,434
215	Netflix, Inc.#	62,754
1,200	T-Mobile US, Inc.#	181,872
935	Walt Disney Company#	99,615
		1,130,081
	Consumer Discretionary (10.2%)
4,100	Amazon.com, Inc.#	420,004
880	Aptiv, PLC#	80,142
47	Booking Holdings, Inc.#	87,865
5,875	Ford Motor Company	78,549
445	Home Depot, Inc.	131,778
440	Lowe's Companies, Inc.	85,778
695	McDonald's Corp.	189,499
2,905	MGM Resorts International	103,331
1,215	NIKE, Inc. - Class B	112,606
1,265	Starbucks Corp.	109,536
975	Tesla, Inc.#	221,851
1,130	TJX Companies, Inc.	81,473
190	Ulta Beauty, Inc.#	79,680
20	Vail Resorts, Inc.	4,383
		1,786,475
	Consumer Staples (7.6%)
3,305	Coca-Cola Company	197,804
205	Costco Wholesale Corp.	102,808
130	Estee Lauder Companies, Inc. - Class A	26,064
1,615	Mondelez International, Inc. - Class A	99,290
560	Monster Beverage Corp.#	52,483
1,180	PepsiCo, Inc.	214,264
1,520	Philip Morris International, Inc.	139,612
1,190	Procter & Gamble Company	160,257
2,175	Sysco Corp.	188,268
1,075	Walmart, Inc.	153,005
		1,333,855
	Energy (6.2%)
920	Chevron Corp.	166,428
1,690	ConocoPhillips	213,092
NUMBER OF SHARES		VALUE
2,680	Exxon Mobil Corp.	$296,971
695	Hess Corp.	98,051
1,335	Marathon Petroleum Corp.	151,683
325	Pioneer Natural Resources Company	83,333
1,575	Schlumberger, NV	81,947
		1,091,505
	Financials (10.5%)
690	American Express Company	102,430
360	American International Group, Inc.	20,520
495	Assurant, Inc.	67,251
4,710	Bank of America Corp.	169,748
410	Berkshire Hathaway, Inc. - Class B#	120,987
70	BlackRock, Inc.	45,214
1,810	Charles Schwab Corp.	144,203
830	Chubb, Ltd.	178,359
715	Citigroup, Inc.	32,790
750	Discover Financial Services	78,345
215	Goldman Sachs Group, Inc.	74,070
5,885	Huntington Bancshares, Inc.	89,334
1,750	JPMorgan Chase & Company	220,290
1,540	KeyCorp	27,520
850	Marsh & McLennan Companies, Inc.	137,266
1,995	Morgan Stanley	163,929
3,840	Wells Fargo & Company	176,601
		1,848,857
	Health Care (15.4%)
1,540	Abbott Laboratories	152,368
1,340	AbbVie, Inc.	196,176
740	Alcon, Inc.	44,903
2,880	Bristol-Myers Squibb Company	223,113
580	Danaher Corp.	145,969
325	Dexcom, Inc.#	39,253
180	Elevance Health, Inc.	98,419
730	Eli Lilly & Company	264,326
960	Gilead Sciences, Inc.	75,322
315	Humana, Inc.	175,795
1,910	Johnson & Johnson	332,283
730	Medtronic, PLC	63,758
2,135	Merck & Company, Inc.	216,062
1,940	Pfizer, Inc.	90,307
245	Stryker Corp.	56,164
200	Thermo Fisher Scientific, Inc.	102,794
775	UnitedHealth Group, Inc.	430,241
		2,707,253

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
	Industrials (6.4%)
6,895	CSX Corp.	$200,369
840	Fortive Corp.	53,676
1,040	Honeywell International, Inc.	212,181
615	JB Hunt Transport Services, Inc.	105,208
270	Northrop Grumman Corp.	148,233
2,490	Raytheon Technologies Corp.	236,102
4,590	Southwest Airlines Company#	166,846
		1,122,615
	Information Technology (25.7%)
660	Accenture, PLC - Class A	187,374
115	Adobe, Inc.#	36,628
8,240	Apple, Inc.	1,263,522
518	Applied Materials, Inc.	45,734
440	Broadcom, Inc.	206,853
2,235	Cisco Systems, Inc.	101,536
235	Enphase Energy, Inc.#	72,145
390	Intuit, Inc.	166,725
160	Lam Research Corp.	64,765
715	Mastercard, Inc. - Class A	234,649
1,125	Microchip Technology, Inc.	69,457
415	Micron Technology, Inc.	22,452
4,285	Microsoft Corp.	994,677
1,365	NVIDIA Corp.	184,234
1,780	Oracle Corp.	138,965
455	Palo Alto Networks, Inc.#	78,073
1,110	PayPal Holdings, Inc.#	92,774
440	QUALCOMM, Inc.	51,770
550	salesforce, Inc.#	89,424
170	ServiceNow, Inc.#	71,526
550	Texas Instruments, Inc.	88,346
1,230	Visa, Inc. - Class A	254,807
		4,516,436
	Materials (1.8%)
2,140	Freeport-McMoRan, Inc.	67,816
660	Linde, PLC	196,251
270	PPG Industries, Inc.	30,829
75	Sherwin-Williams Company	16,877
		311,773
	Real Estate (0.6%)
545	American Tower Corp.	112,919
NUMBER OF SHARES		VALUE
	Utilities (3.2%)
6,120	AES Corp.	$160,099
2,150	American Electric Power Company, Inc.	189,028
1,175	DTE Energy Company	131,729
1,000	NextEra Energy, Inc.	77,500
		558,356
	TOTAL COMMON STOCKS (Cost $11,065,676)	16,520,125
EXCHANGE-TRADED FUNDS (2.8%)
	Other (2.8%)
565	iShares Biotechnology ETF	72,653
1,330	iShares Russell 2000 Growth ETF	300,926
425	SPDR S&P Biotech ETF	34,914
915	Vanguard Communication Services ETF	77,290
	TOTAL EXCHANGE-TRADED FUNDS (Cost $469,388)	485,783
	TOTAL INVESTMENTS (97.2%) (Cost $11,616,196)	17,082,936
OTHER ASSETS, LESS LIABILITIES (2.8%)		495,164
NET ASSETS (100.0%)		$17,578,100

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Select Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES		VALUE
COMMON STOCKS (94.1%)
	Communication Services (7.6%)
15,157	Alphabet, Inc. - Class A#	$1,432,488
1,060	Charter Communications, Inc. - Class A#	389,677
6,020	T-Mobile US, Inc.#	912,391
4,571	Walt Disney Company#	486,995
		3,221,551
	Consumer Discretionary (10.5%)
13,136	Amazon.com, Inc.#	1,345,652
1,213	Lululemon Athletica, Inc.#	399,125
4,951	NIKE, Inc. - Class B	458,859
6,940	Royal Caribbean Cruises, Ltd.#^	370,457
4,395	Starbucks Corp.	380,563
4,020	Tesla, Inc.#	914,711
8,400	TJX Companies, Inc.	605,640
		4,475,007
	Consumer Staples (7.9%)
11,064	Coca-Cola Company	662,181
2,829	Constellation Brands, Inc. - Class A	698,989
1,768	Estee Lauder Companies, Inc. - Class A	354,466
11,115	Mondelez International, Inc. - Class A	683,350
6,821	Walmart, Inc.	970,833
		3,369,819
	Energy (7.0%)
7,881	Chevron Corp.	1,425,673
5,608	Hess Corp.	791,177
8,589	Sysco Corp.	743,464
		2,960,314
	Financials (11.0%)
4,749	American Express Company	704,989
13,020	Bank of America Corp.	469,241
2,122	Chubb, Ltd.	455,997
1,157	Goldman Sachs Group, Inc.	398,598
3,180	JPMorgan Chase & Company	400,298
4,244	Marsh & McLennan Companies, Inc.	685,364
4,320	Morgan Stanley	354,974
2,960	PNC Financial Services Group, Inc.	479,017
15,561	Wells Fargo & Company	715,650
		4,664,128
	Health Care (15.8%)
11,317	Boston Scientific Corp.#	487,876
11,974	Bristol-Myers Squibb Company	927,626
2,617	Danaher Corp.	658,620
4,780	Dexcom, Inc.#	577,328
NUMBER OF SHARES		VALUE
4,294	Edwards Lifesciences Corp.#	$311,014
3,840	Eli Lilly & Company	1,390,426
3,688	Jazz Pharmaceuticals, PLC#	530,298
670	Thermo Fisher Scientific, Inc.	344,360
2,627	UnitedHealth Group, Inc.	1,458,379
		6,685,927
	Industrials (9.6%)
22,129	CSX Corp.	643,069
12,930	Delta Air Lines, Inc.#	438,715
2,829	Honeywell International, Inc.	577,173
6,719	Raytheon Technologies Corp.	637,095
6,927	Uber Technologies, Inc.#	184,050
3,990	Union Pacific Corp.	786,589
5,204	Waste Management, Inc.	824,157
		4,090,848
	Information Technology (20.7%)
2,340	Analog Devices, Inc.	333,731
19,350	Apple, Inc.	2,967,129
900	Intuit, Inc.	384,750
2,500	Mastercard, Inc. - Class A	820,450
9,700	Microsoft Corp.	2,251,661
5,260	NVIDIA Corp.	709,942
5,450	Oracle Corp.	425,482
1,213	Paycom Software, Inc.#	419,698
1,718	Snowflake, Inc. - Class A#	275,395
933	Visa, Inc. - Class A	193,280
		8,781,518
	Materials (1.6%)
2,223	Linde, PLC	661,009
	Utilities (2.4%)
4,600	American Electric Power Company, Inc.	404,432
8,084	NextEra Energy, Inc.	626,510
		1,030,942
	TOTAL COMMON STOCKS (Cost $30,299,734)	39,941,063
EXCHANGE-TRADED FUND (1.3%)
	Other (1.3%)
2,120	iShares Expanded Tech-Software Sector ETF (Cost $540,379)	567,312

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
211,560	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $211,560)	$211,560
	TOTAL INVESTMENTS (95.9%) (Cost $31,051,673)	40,719,935
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(211,560)
OTHER ASSETS, LESS LIABILITIES (4.6%)		1,949,040
NET ASSETS (100.0%)		$42,457,415

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.3%)
		Communication Services (3.0%)
100,000	EUR	Deutsche Telekom, AG	$1,887,548
1,065,000	SGD	Singapore Telecommunications, Ltd.	1,875,193
53,700	HKD	Tencent Holdings, Ltd.	1,411,063
			5,173,804
		Consumer Discretionary (17.5%)
97,000	HKD	Alibaba Group Holding, Ltd.#	754,166
14,085		Aptiv, PLC#~	1,282,721
207,600	INR	Campus Activewear, Ltd.#	1,455,622
166,400	GBP	Compass Group, PLC	3,504,686
75,800		Coupang, Inc.#	1,309,066
13,640	GBP	Flutter Entertainment, PLC#	1,807,862
31,859	HKD	JD.com, Inc. - Class A	580,169
30,900	JPY	Kyoritsu Maintenance Company, Ltd.^	1,272,956
5,250		Lululemon Athletica, Inc.#	1,727,460
8,625	EUR	LVMH Moet Hennessy Louis Vuitton, SE	5,442,328
84,700	INR	Mahindra & Mahindra, Ltd.	1,383,724
43,700	HKD	Meituan - Class B#*	699,660
2,090		MercadoLibre, Inc.#	1,884,386
9,900	JPY	Oriental Land Company, Ltd.^	1,325,884
41,700	EUR	Prosus, NV#	1,803,177
847,500	HKD	Samsonite International, SA#*	1,820,808
631,200	HKD	Sands China, Ltd.#	1,103,479
17,600	JPY	Sony Group Corp.	1,186,850
			30,345,004
		Consumer Staples (6.8%)
68,200	GBP	British American Tobacco, PLC	2,693,453
47,300	GBP	Diageo, PLC	1,946,511
11,500	JPY	Kose Corp.	1,147,935
18,500	CHF	Nestle, SA	2,013,888
67,600	JPY	Seven & i Holdings Company, Ltd.	2,523,397
7,760,000	IDR	Sumber Alfaria Trijaya, Tbk PT	1,402,237
			11,727,421
		Energy (3.9%)
62,700	CAD	Canadian Natural Resources, Ltd.^	3,760,573
52,000	NOK	Equinor, ASA	1,894,553
327,200	AUD	New Hope Corp., Ltd.^	1,188,609
			6,843,735
		Financials (14.1%)
550,200	HKD	AIA Group, Ltd.	4,167,649
6,600		Aon, PLC - Class A	1,857,834
3,400,800	IDR	Bank Mandiri Persero, Tbk PT	2,297,421
183,500	EUR	Bank of Ireland Group, PLC	1,321,314
261,800	GBP	Beazley, PLC	1,877,580
65,800	SGD	DBS Group Holdings, Ltd.	1,590,801
10,500	EUR	Deutsche Böerse, AG	1,707,506
NUMBER OF SHARES			VALUE
84,200	INR	HDFC Bank, Ltd.	$1,527,282
81,590		ICICI Bank, Ltd.	1,798,244
389,800		Itau Unibanco Holding, SA	2,268,636
7,800	DKK	Jyske Bank, A/S#	420,959
14,600	GBP	London Stock Exchange Group, PLC	1,265,557
148,000		UBS Group, AG#^	2,347,280
			24,448,063
		Health Care (14.6%)
22,782		Alcon, Inc.	1,382,412
34,400	GBP	AstraZeneca, PLC	4,036,225
12,325	AUD	CSL, Ltd.	2,206,365
4,100	DKK	Genmab, A/S#	1,579,351
92,400	BRL	Hypera, SA	908,885
6,800	CHF	Lonza Group, AG	3,500,530
59,800	JPY	Menicon Company, Ltd.	1,021,022
77,093	DKK	Novo Nordisk, A/S - Class B	8,382,418
71,000	JPY	OLYMPUS Corp.	1,496,999
202,500	HKD	Wuxi Biologics Cayman, Inc.#*	911,178
			25,425,385
		Industrials (15.9%)
27,850	EUR	Airbus, SE	3,013,473
17,900	EUR	Alfen Beheer, BV#*	1,898,808
66,700	JPY	ANA Holdings, Inc.#	1,296,562
101,460	SEK	Atlas Copco, AB - Class A	1,082,908
30,650	CAD	Canadian Pacific Railway, Ltd.	2,284,886
383,000	HKD	Cathay Pacific Airways, Ltd.#	347,315
39,500	JPY	Harmonic Drive Systems, Inc.^	1,318,422
44,720	INR	Hindustan Aeronautics, Ltd.	1,366,431
12,675	EUR	Schneider Electric, SE	1,602,834
12,300	INR	Siemens, Ltd.	434,335
290,000	SGD	Singapore Airlines, Ltd.#^	1,075,699
6,500	EUR	Societe BIC, SA	373,140
33,500	EUR	Thales, SA	4,260,527
12,730	CAD	Thomson Reuters Corp.^	1,353,873
27,950	EUR	Vinci, SA	2,572,433
13,060	CAD	Waste Connections, Inc.^	1,723,726
16,100	EUR	Wolters Kluwer, NV	1,710,762
			27,716,134
		Information Technology (19.1%)
2,880	EUR	Adyen, NV#*	4,111,485
5,200	EUR	ASM International, NV	1,150,342
15,485	EUR	ASML Holding, NV	7,263,806
8,450		Atlassian Corp. - Class A	1,713,069
1,276,800	BRL	Cielo, SA	1,470,711
26,090		CyberArk Software, Ltd.#	4,093,782
9,800	JPY	Keyence Corp.	3,695,237
13,500	EUR	SAP, SE	1,299,412

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
13,000	KRW	SK Hynix, Inc.	$752,590
473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,686,502
309,000	BRL	TOTVS, SA	1,983,630
			33,220,566
		Materials (2.4%)
1,480,000	AED	Fertiglobe, PLC	2,050,230
373,200	GBP	Glencore, PLC#	2,139,581
			4,189,811
		Special Purpose Acquisition Company (2.0%)
127,100	EUR	Shell, PLC	3,521,316
		TOTAL COMMON STOCKS (Cost $170,213,195)	172,611,239
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.6%)#
		Consumer Discretionary (0.0%)
		JD.com, Inc.
642
2,394,018		Call, 01/20/23, Strike $60.00	26,001
605
2,256,045		Call, 01/20/23, Strike $70.00	11,495
			37,496
		Energy (0.4%)
875		Schlumberger, NV
4,552,625		Call, 02/17/23, Strike $47.50	717,500
		Special Purpose Acquisition Company (0.2%)
620		Shell, PLC
3,449,060		Call, 04/21/23, Strike $57.50	241,800
		TOTAL PURCHASED OPTIONS (Cost $1,338,318)	996,796
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.3%)
10,959,862		State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $10,959,862)	10,959,862
		TOTAL INVESTMENTS (106.2%) (Cost $182,511,375)	184,567,897
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.3%)			(10,959,862)
OTHER ASSETS, LESS LIABILITIES (0.1%)			225,356
NET ASSETS (100.0%)			$173,833,391

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $45,535.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund Schedule of Investments October 31, 2022

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$44,940,211	24.4%
US Dollar	33,621,548	18.2%
British Pound Sterling	19,271,455	10.4%
Japanese Yen	16,285,264	8.8%
Hong Kong Dollar	11,795,487	6.4%
Danish Krone	10,382,728	5.6%
Canadian Dollar	9,123,058	5.0%
Indian Rupee	6,167,394	3.3%
New Taiwan Dollar	5,686,502	3.1%
Swiss Franc	5,514,418	3.0%
Singapore Dollar	4,541,693	2.5%
Brazilian Real	4,363,226	2.4%
Indonesian Rupiah	3,699,658	2.0%
Australian Dollar	3,394,974	1.8%
UAE Dirham	2,050,230	1.1%
Norwegian Krone	1,894,553	1.0%
Swedish Krona	1,082,908	0.6%
South Korean Won	752,590	0.4%
Total Investments	$184,567,897	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (7.7%)
		Airlines (1.8%)
54,000,000	HKD	Cathay Pacific Finance III, Ltd. 2.750%, 02/05/26	$6,560,570
		Industrials (1.2%)
5,750,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	4,110,787
		Information Technology (2.4%)
4,109,000		Enphase Energy, Inc. 0.000%, 03/01/26	5,047,537
4,600,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 08/05/26	3,688,188
			8,735,725
		Materials (2.3%)
7,600,000		Glencore Funding, LLC 0.000%, 03/27/25	8,257,096
		TOTAL CONVERTIBLE BONDS (Cost $28,827,671)	27,664,178
NUMBER OF SHARES			VALUE
COMMON STOCKS (91.6%)
		Communication Services (2.7%)
375,300	HKD	Tencent Holdings, Ltd.	9,861,673
		Consumer Discretionary (18.3%)
678,400	HKD	Alibaba Group Holding, Ltd.#	5,274,497
434,871		Arcos Dorados Holdings, Inc. - Class A~^	3,278,927
45,000	BRL	Arezzo Industria e Comercio, SA	910,367
51,440	CNY	BYD Company, Ltd. - Class A	1,741,721
594,000	INR	Campus Activewear, Ltd.#	4,164,930
6,141,000	IDR	Champ Resto Indonesia Tbk PT#	742,156
92,801	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	2,039,150
225,400		Coupang, Inc.#	3,892,658
760,000	BRL	Cyrela Brazil Realty, SA Empreendimentos e Participacoes	2,736,618
59,700	INR	Eicher Motors, Ltd.	2,784,915
733,000	INR	Indian Hotels Company, Ltd. - Class A	2,957,212
133,221	HKD	JD.com, Inc. - Class A	2,426,022
245,100	HKD	Li Ning Company, Ltd.	1,267,882
250,400	INR	Mahindra & Mahindra, Ltd.	4,090,725
176,600	HKD	Meituan - Class B#*	2,827,460
4,630		MercadoLibre, Inc.#~	4,174,501
4,940	INR	Page Industries, Ltd.	2,974,123
79,700	EUR	Prosus, NV#	3,446,361
3,161,100	HKD	Samsonite International, SA#*	6,791,455
1,536,800	HKD	Sands China, Ltd.#	2,686,671
NUMBER OF SHARES			VALUE
127,500	INR	TVS Motor Company, Ltd.	$1,765,754
64,200	HKD	Yum China Holdings, Inc.	2,598,741
			65,572,846
		Consumer Staples (8.4%)
40,500	INR	Britannia Industries, Ltd.	1,842,625
59,900	INR	Hindustan Unilever, Ltd.	1,853,566
697,100	BRL	Hypera, SA#	6,856,965
11,000	CNY	Kweichow Moutai Company, Ltd. - Class A	2,038,893
133,700	CNY	Proya Cosmetics Company, Ltd. - Class A	3,063,359
636,000	BRL	Raia Drogasil, SA	3,239,408
22,219,000	IDR	Sumber Alfaria Trijaya, Tbk PT	4,014,986
283,816	INR	Varun Beverages, Ltd.	3,599,412
928,500	MXN	Wal-Mart de Mexico, SAB de CV	3,586,907
			30,096,121
		Energy (7.5%)
22,000		Chevron Corp.	3,979,800
216,700	EUR	Motor Oil Hellas Corinth Refineries, SA	3,724,426
1,130,400	THB	PTT Exploration & Production, PCL	5,360,935
265,960	INR	Reliance Industries, Ltd.	8,194,432
2,691,500	IDR	United Tractors, Tbk PT	5,567,464
			26,827,057
		Financials (20.7%)
670,800	HKD	AIA Group, Ltd.	5,081,169
117,000	SAR	Al Rajhi Bank#	2,652,899
1,193,000	BRL	B3, SA - Brasil Bolsa Balcao	3,473,569
11,090,500	IDR	Bank Central Asia, Tbk PT	6,269,208
8,758,500	IDR	Bank Mandiri Persero, Tbk PT	5,916,832
978,402	AED	First Abu Dhabi Bank, PJSC	4,771,429
793,700	ZAR	FirstRand, Ltd.	2,774,760
324,500	MXN	Grupo Financiero Banorte, SAB de CV - Class O	2,641,629
123,400	KRW	Hana Financial Group, Inc.	3,567,663
325,400	INR	HDFC Bank, Ltd.	5,902,347
115,400	INR	Housing Development Finance Corp., Ltd.	3,450,596
391,025		ICICI Bank, Ltd. (ADR)	8,618,191
1,636,800		Itau Unibanco Holding, SA (ADR)^	9,526,176
779,700	THB	Kasikornbank PCL	3,010,562
923,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	3,695,129
434,700	INR	State Bank of India	3,017,211
			74,369,370
		Health Care (4.0%)
651,501	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	2,210,911
616,500	THB	Bumrungrad Hospital PCL	3,676,971
76,300	SAR	Dallah Healthcare Company	3,252,801

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Evolving World Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
165,000	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	$1,885,549
51,989	TWD	PharmaEssentia Corp.#	729,412
583,500	HKD	Wuxi Biologics Cayman, Inc.#*	2,625,541
			14,381,185
		Industrials (10.8%)
26,400	INR	ABB India, Ltd.	975,795
2,023,400	THB	Airports of Thailand PCL#	3,907,512
199,189	CNY	Beijing United Information Technology Company, Ltd. - Class A	3,388,668
3,836,400	INR	Bharat Electronics, Ltd.	4,962,532
40,200	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	2,063,053
133,100	INR	Hindustan Aeronautics, Ltd.	4,066,905
5,950	KRW	LG Energy Solution, Ltd.#	2,201,614
71,300	BRL	Localiza Rent a Car, SA	973,672
340,328	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	3,592,432
339,705	CNY	Shanghai International Airport Company, Ltd. - Class A#	2,485,738
53,400	INR	Siemens, Ltd.	1,885,650
181,634	CNY	Sungrow Power Supply Company, Ltd. - Class A	3,263,333
13,031	CNY	Suzhou Maxwell Technologies Company, Ltd. - Class A	857,423
125,000	BRL	WEG, SA	974,736
1,291,909	CNY	YTO Express Group Company, Ltd. - Class A	3,342,900
			38,941,963
		Information Technology (14.7%)
12,600	SAR	Arabian Internet & Communications Services Company	831,049
4,306,400	BRL	Cielo, SA	4,960,426
318,000	TWD	E Ink Holdings, Inc.	2,020,626
10,400	SAR	Elm Company	914,025
6,900		EPAM Systems, Inc.#	2,415,000
1,060,000	HKD	Kingdee International Software Group Company, Ltd.#	1,736,927
107,000	INR	KPIT Technologies, Ltd.	920,986
87,000	TWD	MediaTek, Inc.	1,585,853
160,000	KRW	Samsung Electronics Company, Ltd.	6,659,172
40,700	KRW	SK Hynix, Inc.	2,356,185
1,933,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	23,246,721
627,500	BRL	TOTVS, SA	4,028,245
293,729	CNY	Venustech Group, Inc. - Class A	1,023,846
			52,699,061
NUMBER OF SHARES			VALUE
		Materials (2.0%)
3,877,000	AED	Fertiglobe, PLC	$5,370,771
17,700		Sociedad Quimica y Minera de Chile, SA	1,658,136
			7,028,907
		Real Estate (1.9%)
5,683,400	PHP	Ayala Land, Inc.	2,522,232
679,000	HKD	China Overseas Land & Investment, Ltd.	1,297,514
618,200	INR	DLF, Ltd.	2,877,677
			6,697,423
		Utilities (0.6%)
44,200	SAR	ACWA Power Company	2,046,039
		TOTAL COMMON STOCKS (Cost $351,216,704)	328,521,645
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.2%)#
		Consumer Discretionary (0.0%)
		JD.com, Inc.
1,290
4,810,410		Call, 01/20/23, Strike $60.00	52,245
1,270
4,735,830		Call, 01/20/23, Strike $70.00	24,130
			76,375
		Energy (0.4%)
1,800		Schlumberger, NV
9,365,400		Call, 02/17/23, Strike $47.50	1,476,000
		Other (0.6%)
2,500		Freeport-McMoRan, Inc.
7,922,500		Call, 01/20/23, Strike $35.00	475,000
6,050		iShares MSCI South Korea ETF
31,345,050		Call, 01/20/23, Strike $51.00	1,799,875
6,720		Kraneshares CSI China Internet
12,902,400		Call, 11/18/22, Strike $33.00	13,440
			2,288,315
		Special Purpose Acquisition Company (0.2%)
1,290		Shell, PLC
7,176,270		Call, 04/21/23, Strike $57.50	503,100
		TOTAL PURCHASED OPTIONS (Cost $6,476,942)	4,343,790

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
5,515,745	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $5,515,745)	$5,515,745
	TOTAL INVESTMENTS (102.0%) (Cost $392,037,062)	366,045,358
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(5,515,745)
LIABILITIES, LESS OTHER ASSETS (-0.5%)		(1,629,202)
NET ASSETS (100.0%)		$358,900,411

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $4,029,175.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

BRL  Brazilian Real

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SAR  Saudi Riyal

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$64,395,745	17.6%
Indian Rupee	62,287,393	17.0%
Hong Kong Dollar	54,731,251	15.0%
Chinese Yuan Renminbi	32,996,976	9.0%
Brazilian Real	28,154,006	7.7%
New Taiwan Dollar	27,582,612	7.5%
Indonesian Rupiah	22,510,646	6.1%
Thai Baht	15,955,980	4.4%
South Korean Won	14,784,634	4.0%
UAE Dirham	10,142,200	2.8%
Saudi Riyal	9,696,813	2.6%
European Monetary Unit	7,170,787	2.0%
Mexican Peso	6,228,536	1.7%
Singapore Dollar	4,110,787	1.1%
South African Rand	2,774,760	0.8%
Philippine Peso	2,522,232	0.7%
Total Investments	$366,045,358	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.8%)
		Communication Services (5.2%)
21,100		Alphabet, Inc. - Class A#	$1,994,161
29,900	EUR	Deutsche Telekom, AG	564,377
26,100	HKD	Tencent Holdings, Ltd.	685,824
5,189		Walt Disney Company#	552,836
			3,797,198
		Consumer Discretionary (9.3%)
21,020		Amazon.com, Inc.#~	2,153,289
8,055		Aptiv, PLC#	733,569
450		AutoZone, Inc.#	1,139,796
85,260	INR	Campus Activewear, Ltd.#	597,815
42,500	GBP	Compass Group, PLC	895,127
1,666	HKD	JD.com, Inc. - Class A	30,339
430		MercadoLibre, Inc.#	387,696
309,600	HKD	Samsonite International, SA#*	665,159
1,080		Tesla, Inc.#	245,743
			6,848,533
		Consumer Staples (4.7%)
1,380		Costco Wholesale Corp.	692,070
9,430		General Mills, Inc.	769,299
22,600		Hostess Brands, Inc.#	598,448
26,300	JPY	Seven & i Holdings Company, Ltd.^	981,736
2,140,000	IDR	Sumber Alfaria Trijaya, Tbk PT	386,699
			3,428,252
		Energy (8.7%)
25,500	CAD	Canadian Natural Resources, Ltd.^	1,529,420
11,800		Chevron Corp.	2,134,620
11,000		Helmerich & Payne, Inc.	544,610
5,760		Marathon Petroleum Corp.	654,451
5,750		Pioneer Natural Resources Company	1,474,357
			6,337,458
		Financials (12.9%)
172,800	HKD	AIA Group, Ltd.	1,308,924
2,650		Aon, PLC - Class A	745,948
586,000	IDR	Bank Mandiri Persero, Tbk PT	395,874
30,125		Bank of America Corp.	1,085,705
75,900	EUR	Bank of Ireland Group, PLC	546,527
1,970		Berkshire Hathaway, Inc. - Class B#	581,327
1,950		Chubb, Ltd.	419,036
52,990	INR	HDFC Bank, Ltd.	961,172
5,160		JPMorgan Chase & Company	649,541
10,800		Morgan Stanley	887,436
63,400		UBS Group, AG#^	1,005,524
19,500		Wells Fargo & Company	896,805
			9,483,819
NUMBER OF SHARES			VALUE
		Health Care (15.4%)
12,022		Alcon, Inc.	$729,495
9,450	GBP	AstraZeneca, PLC	1,108,789
3,150	AUD	CSL, Ltd.	563,899
4,220		Danaher Corp.	1,062,047
6,115		Eli Lilly & Company	2,214,180
2,210		Humana, Inc.	1,233,357
1,860	CHF	Lonza Group, AG	957,498
18,210		Novo Nordisk, A/S	1,981,976
2,639		UnitedHealth Group, Inc.	1,465,041
			11,316,282
		Industrials (14.8%)
13,410	CAD	Canadian Pacific Railway, Ltd.	999,684
4,250		Chart Industries, Inc.#^	947,240
4,750		Comfort Systems USA, Inc.	585,580
4,650		Dycom Industries, Inc.#	549,537
6,300	INR	Hindustan Aeronautics, Ltd.	192,498
3,150		L3Harris Technologies, Inc.	776,381
14,700		Quanta Services, Inc.	2,087,988
5,450	EUR	Safran, SA	606,966
7,500	EUR	Schneider Electric, SE	948,422
9,900	EUR	Thales, SA	1,259,081
2,340		Valmont Industries, Inc.	746,975
6,500	EUR	Vinci, SA	598,240
3,340		Waste Management, Inc.	528,956
			10,827,548
		Information Technology (23.5%)
3,850		Accenture, PLC - Class A	1,093,015
559	EUR	Adyen, NV#*	798,028
17,670		Apple, Inc.	2,709,518
4,828	EUR	ASML Holding, NV	2,264,750
3,970		Automatic Data Processing, Inc.	959,549
1,600		Enphase Energy, Inc.#	491,200
3,100	JPY	Keyence Corp.	1,168,902
11,550		Microsoft Corp.~	2,681,101
2,830		NVIDIA Corp.	381,965
4,590		Palo Alto Networks, Inc.#	787,598
5,720		Snowflake, Inc. - Class A#	916,916
95,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,142,109
17,400		Taiwan Semiconductor Manufacturing Company, Ltd.	1,070,970
3,870		Visa, Inc. - Class A	801,709
			17,267,330
		Materials (3.3%)
6,100		CF Industries Holdings, Inc.	648,186
19,500		Freeport-McMoRan, Inc.	617,955

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
125,550	GBP	Glencore, PLC#	$719,787
10,800		Newmont Corp.	457,056
			2,442,984
		Special Purpose Acquisition Company (1.0%)
27,250	EUR	Shell, PLC	754,964
		TOTAL COMMON STOCKS (Cost $55,855,535)	72,504,368
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.5%)#
		Consumer Discretionary (0.5%)
315		Amazon.com, Inc.
3,226,860		Put, 01/20/23, Strike $110.00 (Cost $100,685)	361,463
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.0%)
2,209,522		State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $2,209,522)	2,209,522
		TOTAL INVESTMENTS (102.3%) (Cost $58,165,742)	75,075,353
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.0%)			(2,209,522)
OTHER ASSETS, LESS LIABILITIES (0.7%)			551,330
NET ASSETS (100.0%)			$73,417,161

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $638,870.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$51,442,743	68.5%
European Monetary Unit	8,341,355	11.1%
British Pound Sterling	2,723,703	3.6%
Hong Kong Dollar	2,690,246	3.6%
Canadian Dollar	2,529,104	3.4%
Japanese Yen	2,150,638	2.9%
Indian Rupee	1,751,485	2.3%
New Taiwan Dollar	1,142,109	1.5%
Swiss Franc	957,498	1.3%
Indonesian Rupiah	782,573	1.0%
Australian Dollar	563,899	0.8%
Total Investments	$75,075,353	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (20.2%)
		Communication Services (2.0%)
2,291,000		Liberty Media Corp.* 2.250%, 08/15/27	$2,122,612
1,939,000		Live Nation Entertainment, Inc.^ 2.000%, 02/15/25	2,004,732
			4,127,344
		Consumer Discretionary (1.2%)
220,000,000	JPY	Kyoritsu Maintenance Company, Ltd. 0.000%, 01/29/26	2,016,996
800,000	AUD	Webjet, Ltd. 0.750%, 04/12/26	510,400
			2,527,396
		Consumer Staples (1.1%)
2,300,000		Post Holdings, Inc.*^ 2.500%, 08/15/27	2,397,681
		Energy (0.5%)
1,013,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	1,137,781
		Health Care (2.9%)
559,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	561,834
1,113,000		BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	1,113,679
1,585,000		Dexcom, Inc.^ 0.250%, 11/15/25	1,745,877
1,150,000		Halozyme Therapeutics, Inc.* 1.000%, 08/15/28	1,214,757
210,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,450,955
			6,087,102
		Industrials (3.3%)
2,070,000		Air Transport Services Group, Inc.^ 1.125%, 10/15/24	2,242,555
220,000,000	JPY	ANA Holdings, Inc. 0.000%, 12/10/31	1,620,864
940,000		Parsons Corp. 0.250%, 08/15/25	1,080,699
3,000,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	2,144,759
			7,088,877
		Information Technology (4.7%)
3,538,000		CyberArk Software, Ltd.^ 0.000%, 11/15/24	4,148,270
1,287,000		Datadog, Inc. 0.125%, 06/15/25	1,469,625
3,507,000		Enphase Energy, Inc. 0.000%, 03/01/26	4,308,034
			9,925,929
PRINCIPAL AMOUNT			VALUE
		Materials (3.7%)
5,200,000		Glencore Funding, LLC 0.000%, 03/27/25	$5,649,592
480,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	543,710
1,834,000		Lithium Americas Corp.* 1.750%, 01/15/27	1,592,499
			7,785,801
		Other (0.8%)
2,650,000	EUR	Edenred 0.000%, 09/06/24	1,627,675
		TOTAL CONVERTIBLE BONDS (Cost $43,227,539)	42,705,586
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (2.1%)
		Consumer Discretionary (1.0%)
19,622		Aptiv, PLC 5.500%, 06/15/23	2,097,199
		Utilities (1.1%)
		NextEra Energy, Inc.
25,400		6.219%, 09/01/23	1,225,550
22,200		6.926%, 09/01/25	1,032,300
			2,257,850
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,470,790)	4,355,049
COMMON STOCKS (71.4%)
		Communication Services (4.5%)
66,160		Alphabet, Inc. - Class A#	6,252,781
69,400	HKD	Tencent Holdings, Ltd.	1,823,608
14,670		Walt Disney Company#	1,562,942
			9,639,331
		Consumer Discretionary (5.6%)
35,000		Amazon.com, Inc.#	3,585,400
790		AutoZone, Inc.#	2,000,975
94,900	GBP	Compass Group, PLC	1,998,766
3,304	HKD	JD.com, Inc. - Class A	60,168
3,700	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,334,680
7,974		Tesla, Inc.#	1,814,404
			11,794,393
		Consumer Staples (6.2%)
66,900	GBP	British American Tobacco, PLC	2,642,112
51,850		Coca-Cola Company~	3,103,222
2,590		Costco Wholesale Corp.	1,298,885
20,300		General Mills, Inc.	1,656,074

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
38,050		Mondelez International, Inc. - Class A	$2,339,314
57,100	JPY	Seven & i Holdings Company, Ltd.	2,131,449
			13,171,056
		Energy (4.9%)
51,900	CAD	Canadian Natural Resources, Ltd.^	3,112,819
24,200		Chevron Corp.	4,377,780
31,700		Helmerich & Payne, Inc.	1,569,467
10,988		Marathon Petroleum Corp.	1,248,457
			10,308,523
		Financials (10.2%)
229,800	HKD	AIA Group, Ltd.	1,740,687
7,600		Aon, PLC - Class A	2,139,324
1,638,000	IDR	Bank Mandiri Persero, Tbk PT	1,106,556
84,410		Bank of America Corp.	3,042,136
5,525		Chubb, Ltd.	1,187,267
174,800	INR	HDFC Bank, Ltd.	3,170,652
23,375		JPMorgan Chase & Company~	2,942,445
31,850		Morgan Stanley	2,617,115
66,500		UBS Group, AG^#	1,054,690
55,200		Wells Fargo & Company	2,538,648
			21,539,520
		Health Care (12.3%)
25,286		Alcon, Inc.	1,534,354
18,700	GBP	AstraZeneca, PLC	2,194,111
8,200	AUD	CSL, Ltd.	1,467,926
9,996		Danaher Corp.	2,515,693
11,500		Eli Lilly & Company	4,164,035
4,210		Humana, Inc.	2,349,517
4,075	CHF	Lonza Group, AG	2,097,744
54,000		Novo Nordisk, A/S	5,877,360
7,050		UnitedHealth Group, Inc.	3,913,808
			26,114,548
		Industrials (9.4%)
28,100	EUR	Airbus, SE	3,040,524
24,600	CAD	Canadian Pacific Railway, Ltd.	1,833,873
9,000		Dycom Industries, Inc.#	1,063,620
26,800		Quanta Services, Inc.	3,806,672
25,900		Raytheon Technologies Corp.	2,455,838
20,250	EUR	Schneider Electric, SE	2,560,740
19,200	EUR	Thales, SA	2,441,854
16,600		Waste Management, Inc.	2,628,942
			19,832,063
		Information Technology (16.0%)
7,700		Accenture, PLC - Class A	2,186,030
40,040		Apple, Inc.	6,139,734
NUMBER OF SHARES			VALUE
8,630	EUR	ASML Holding, NV	$4,048,217
6,900		Automatic Data Processing, Inc.	1,667,730
5,600	JPY	Keyence Corp.	2,111,564
26,680		Microsoft Corp.	6,193,228
16,500		NVIDIA Corp.	2,227,005
9,500		salesforce, Inc.#	1,544,605
314,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,774,972
24,700		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,520,285
11,800		Visa, Inc. - Class A	2,444,488
			33,857,858
		Materials (1.3%)
109,000	CAD	Barrick Gold Corp.^	1,639,381
36,700		Freeport-McMoRan, Inc.	1,163,023
			2,802,404
		Special Purpose Acquisition Company (1.0%)
80,000	GBP	Shell, PLC	2,216,127
		TOTAL COMMON STOCKS (Cost $128,891,588)	151,275,823
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (3.3%)
		United States Treasury Note
2,575,000		2.250%, 03/31/24	2,490,759
2,335,000		2.000%, 06/30/24^	2,237,496
2,315,000		2.500%, 04/30/24	2,243,832
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $7,192,401)	6,972,087
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.7%)#
		Financials (0.0%)
690		Bank of America Corp.
2,486,760		Put, 01/20/23, Strike $30.00	34,845
75		Berkshire Hathaway, Inc.
2,213,175		Call, 11/18/22, Strike $310.00	13,650
190		JPMorgan Chase & Company
2,391,720		Put, 01/20/23, Strike $105.00	28,215
			76,710
		Health Care (0.0%)
115		Eli Lilly & Company
4,164,035		Put, 01/20/23, Strike $260.00	17,480

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Opportunities Fund Schedule of Investments October 31, 2022

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Industrials (0.2%)
180	Quanta Services, Inc.
2,556,720	Put, 11/18/22, Strike $120.00	$9,000
85	Valmont Industries, Inc.
2,713,370	Call, 03/17/23, Strike $300.00	329,375
		338,375
	Other (0.4%)
1,430	iShares China Large-Cap ETF
2,995,850	Call, 01/20/23, Strike $35.00	2,145
615	VanEck Semiconductor ETF
11,637,030	Put, 01/20/23, Strike $190.00	867,150
		869,295
	Special Purpose Acquisition Company (0.1%)
675	Shell, PLC
3,755,025	Call, 04/21/23, Strike $57.50	263,250
	TOTAL PURCHASED OPTIONS (Cost $2,785,175)	1,565,110
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.8%)
16,573,587	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $16,573,587)	16,573,587
	TOTAL INVESTMENTS (105.5%) (Cost $203,141,080)	223,447,242
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.8%)		(16,573,587)
OTHER ASSETS, LESS LIABILITIES (2.3%)		4,847,175
NET ASSETS (100.0%)		$211,720,830

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,707,188.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

SGD  Singapore Dollar

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$164,527,063	73.6%
European Monetary Unit	16,053,690	7.2%
Japanese Yen	9,331,828	4.2%
British Pound Sterling	9,051,116	4.1%
Canadian Dollar	6,586,073	2.9%
New Taiwan Dollar	3,774,972	1.7%
Hong Kong Dollar	3,624,463	1.6%
Indian Rupee	3,170,652	1.4%
Singapore Dollar	2,144,759	1.0%
Swiss Franc	2,097,744	0.9%
Australian Dollar	1,978,326	0.9%
Indonesian Rupiah	1,106,556	0.5%
Total Investments	$223,447,242	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

International Small Cap Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
COMMON STOCKS (91.3%)
		Communication Services (2.8%)
520	EUR	IPSOS	$25,172
2,400	GBP	YouGov, PLC	24,566
			49,738
		Consumer Discretionary (15.0%)
4,400		Arcos Dorados Holdings, Inc. - Class A	33,176
3,930	INR	Campus Activewear, Ltd.#	27,556
800	EUR	CIE Automotive, SA	20,378
600	JPY	Kyoritsu Maintenance Company, Ltd.	24,718
48,600	IDR	Matahari Department Store, Tbk PT	14,546
1,800	JPY	Nextage Company, Ltd.	34,694
19,500	HKD	Samsonite International, SA#*	41,895
600	EUR	Sanlorenzo S.p.A / Ameglia	19,246
4,385	GBP	Trainline, PLC#*	16,730
1,500	INR	TVS Motor Company, Ltd.	20,774
3,320	AUD	Webjet, Ltd.#	11,212
			264,925
		Consumer Staples (8.9%)
3,630	BRL	Hypera, SA	35,706
800	JPY	Kobe Bussan Company, Ltd.	17,353
200	JPY	Kose Corp.	19,964
12,500	HKD	L'Occitane International, SA	30,690
151,000	IDR	Sumber Alfaria Trijaya Tbk PT	27,286
2,090	INR	Varun Beverages, Ltd.	26,506
			157,505
		Energy (7.0%)
2,325	CAD	ARC Resources, Ltd.	32,733
17,430	CAD	CES Energy Solutions Corp.	36,719
1,440	EUR	Motor Oil Hellas Corinth Refineries, SA	24,749
4,290	AUD	New Hope Corp, Ltd.	15,584
1,760	CAD	Whitecap Resources, Inc.	13,643
			123,428
		Financials (7.1%)
6,480	EUR	Bank of Ireland Group, PLC	46,660
3,700	GBP	Beazley, PLC	26,536
740	KRW	Hana Financial Group, Inc.	21,394
3,100	THB	Kasikornbank PCL	11,970
5,885	AUD	Steadfast Group, Ltd.	19,066
			125,626
NUMBER OF SHARES			VALUE
		Health Care (8.0%)
2,285	GBP	Abcam, PLC#	$35,370
310	GBP	Dechra Pharmaceuticals, PLC	9,319
2,580	GBP	Ergomed, PLC#	36,255
235		Galapagos, NV#	10,702
1,400	JPY	Menicon Company, Ltd.	23,904
1,100	JPY	Ono Pharmaceutical Company, Ltd.	25,887
			141,437
		Industrials (22.8%)
695	EUR	Aalberts, NV	24,111
311	EUR	Alfen Beheer, BV#*	32,990
4,400	NOK	AutoStore Holdings, Ltd.#*	8,316
1,000	JPY	BayCurrent Consulting, Inc.	28,057
1,300	CNY	Beijing United Information Technology Company, Ltd. - Class A	22,116
430	EUR	DO & CO, AG#	33,798
500	JPY	Ebara Corp.	16,246
1,150	INR	Hindustan Aeronautics, Ltd.	35,139
600	JPY	Japan Airport Terminal Company, Ltd.#	25,681
2,180	EUR	Leonardo S.p.A	17,514
2,400	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	25,334
700	EUR	Rexel, SA#	12,492
250	EUR	Societe BIC, SA	14,351
1,800	JPY	Sojitz Corp.	26,535
786	CAD	Stantec, Inc.	38,459
1,300	JPY	THK Company, Ltd.	22,672
300	JPY	Visional, Inc.#	20,392
			404,203
		Information Technology (14.4%)
190	EUR	Alten, SA	22,198
79	EUR	ASM International, NV	17,476
20,400	BRL	Cielo, SA	23,498
297		CyberArk Software, Ltd.#	46,602
4,000	TWD	E Ink Holdings, Inc.	25,417
146		Endava, PLC#	11,131
192	CAD	Kinaxis, Inc.#	20,493
885	EUR	Lectra	28,318
2,980	GBP	Sage Group, PLC	24,838
5,300	BRL	TOTVS, SA	34,023
			253,994

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Small Cap Growth Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
		Materials (5.3%)
24,320	AED	Fertiglobe, PLC	$33,690
1,860	AUD	IGO, Ltd.	18,191
400	JPY	Kureha Corp.	25,684
3,675		Yamana Gold, Inc.	16,096
			93,661
		TOTAL COMMON STOCKS (Cost $1,810,494)	1,614,517
		TOTAL INVESTMENTS (91.3%) (Cost $1,810,494)	1,614,517
OTHER ASSETS, LESS LIABILITIES (8.7%)			153,770
NET ASSETS (100.0%)			$1,768,287

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

NOK  Norwegian Krone

THB  Thai Baht

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$339,453	21.0%
Japanese Yen	311,787	19.3%
British Pound Sterling	173,614	10.8%
Canadian Dollar	142,047	8.8%
US Dollar	117,707	7.3%
Indian Rupee	109,975	6.8%
Brazilian Real	93,227	5.8%
Hong Kong Dollar	72,585	4.5%
Australian Dollar	64,053	4.0%
Chinese Yuan Renminbi	47,450	2.9%
Indonesian Rupiah	41,832	2.6%
UAE Dirham	33,690	2.1%
New Taiwan Dollar	25,417	1.6%
South Korean Won	21,394	1.3%
Thai Baht	11,970	0.7%
Norwegian Krone	8,316	0.5%
Total Investments	$1,614,517	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Sustainable Equities Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.8%)
		Communication Services (5.3%)
1,936		Alphabet, Inc. - Class A#	$182,971
1,489	CAD	BCE, Inc.	67,163
227,274	KES	Safaricom, PLC	46,728
1,619		Verizon Communications, Inc.	60,502
			357,364
		Consumer Discretionary (11.5%)
333		Aptiv, PLC#	30,326
1,500	HKD	BYD Company, Ltd. - Class H	33,605
2,080	EUR	Cie Generale des Etablissements Michelin SCA	53,007
448	EUR	EssilorLuxottica, SA	70,841
1,707	GBP	Greggs, PLC	39,571
1,684	EUR	Industria de Diseno Textil, SA	38,224
52	EUR	Kering, SA	23,814
2,012		Levi Strauss & Company - Class A	30,100
878		LKQ Corp.	48,852
371		NIKE, Inc. - Class B	34,384
1,160		Sony Group Corp.	78,265
874		Starbucks Corp.	75,680
565		Target Corp.	92,801
1,128		TJX Companies, Inc.	81,329
173		Tractor Supply Company	38,020
			768,819
		Consumer Staples (5.8%)
146		Costco Wholesale Corp.	73,219
727		Darling Ingredients, Inc.#	57,055
3,135	EUR	Jeronimo Martins SGPS, SA	64,873
653	EUR	Kerry Group, PLC - Class A	56,716
2,744	EUR	Koninklijke Ahold Delhaize, NV	76,525
123	EUR	L'Oreal, SA	38,622
326		McCormick & Company, Inc.	25,637
			392,647
		Financials (14.4%)
5,400	HKD	AIA Group, Ltd.	40,904
9,694	GBP	Aviva, PLC	46,498
1,525		Bank of New York Mellon Corp.	64,218
171,583	IDR	Bank Rakyat Indonesia Persero, Tbk PT	51,189
355		Credicorp, Ltd.	51,958
3,424	NOK	DNB Bank, ASA	60,560
8,484	MXN	Grupo Financiero Banorte, SAB de CV - Class O	69,065
1,700	HKD	Hang Seng Bank, Ltd.	23,932
1,170		HDFC Bank, Ltd.	72,903
900	HKD	Hong Kong Exchanges & Clearing, Ltd.	23,889
425		Intercontinental Exchange, Inc.	40,617
6,838		Itau Unibanco Holding, SA	39,797
NUMBER OF SHARES			VALUE
196		Jones Lang LaSalle, Inc.#	$31,182
1,100	EUR	KBC Group, NV	55,127
77		MSCI, Inc. - Class A	36,102
3,600	JPY	ORIX Corp.	52,876
387		PNC Financial Services Group, Inc.	62,628
2,043	KRW	Shinhan Financial Group Company, Ltd.	51,926
98		SVB Financial Group#	22,634
376		Travelers Companies, Inc.	69,357
			967,362
		Health Care (12.5%)
238	AUD	Cochlear, Ltd.	30,403
215	DKK	Coloplast, A/S - Class B	23,966
289	AUD	CSL, Ltd.	51,735
1,284		CVS Health Corp.	121,595
1,118	GBP	Dechra Pharmaceuticals, PLC	33,610
551		Edwards Lifesciences Corp.#	39,909
1,977	NZD	Fisher & Paykel Healthcare Corp., Ltd.	22,469
789		Gilead Sciences, Inc.	61,905
911		Merck & Company, Inc.	92,193
365	EUR	Merck KGaA	59,482
559	DKK	Novo Nordisk, A/S - Class B	60,781
299	CHF	Roche Holding, AG	99,208
210	CHF	Straumann Holding, AG	19,986
500	JPY	Sysmex Corp.	26,912
186		Thermo Fisher Scientific, Inc.	95,598
			839,752
		Industrials (14.8%)
1,339	SEK	Assa Abloy, AB - Class B	27,037
3,028	SEK	Atlas Copco, AB - Class A	32,319
1,061		Canadian Pacific Railway, Ltd.	79,034
500	JPY	Daifuku Company, Ltd.	22,888
199		Deere & Company	78,768
900	JPY	East Japan Railway Company	47,957
1,836	SEK	Epiroc, AB - Class A	28,106
561		Ferguson, PLC	61,295
1,105	GBP	Intertek Group, PLC	46,292
367	EUR	Kingspan Group, PLC	18,503
121	CHF	Kuehne + Nagel International, AG	25,757
1,163		MillerKnoll, Inc.	24,632
1,000	JPY	Nidec Corp.	54,984
632		Quanta Services, Inc.	89,769
1,100	JPY	Recruit Holdings Company, Ltd.	33,848
153		Rockwell Automation, Inc.	39,061
580	EUR	Siemens, AG	63,341
214		Trane Technologies, PLC	34,161
388		United Parcel Service, Inc. - Class B	65,095

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Sustainable Equities Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES			VALUE
500		Waste Management, Inc.	$79,185
387		Xylem, Inc.	39,640
			991,672
		Information Technology (19.6%)
180		Accenture, PLC - Class A	51,102
109		Adobe, Inc.#	34,716
619	EUR	Amadeus IT Group, SA#	32,284
1,534		Apple, Inc.	235,224
915		Applied Materials, Inc.	80,785
1,500		Cisco Systems, Inc.	68,145
668	EUR	Dassault Systemes, SE	22,391
2,163	EUR	Infineon Technologies, AG	52,486
104		Intuit, Inc.	44,460
940		Microsoft Corp.	218,202
398		NVIDIA Corp.	53,718
500	JPY	Omron Corp.	23,319
97	KRW	Samsung SDI Company, Ltd.	50,044
764	EUR	SAP, SE	73,537
1,108		Taiwan Semiconductor Manufacturing Company, Ltd.	68,197
481		TE Connectivity, Ltd.	58,793
257		Texas Instruments, Inc.	41,282
517		Visa, Inc. - Class A	107,102
			1,315,787
		Materials (6.1%)
414	EUR	Air Liquide, SA	54,157
1,280		Ball Corp.	63,219
357	GBP	Croda International, PLC	27,657
465		Ecolab, Inc.	73,037
14,919	BRL	Klabin, SA	62,443
282	EUR	Koninklijke DSM, NV	33,172
156	EUR	Linde, PLC#	46,578
491	DKK	Novozymes, A/S - Class B	25,773
109	CHF	Sika, AG	24,577
			410,613
		Real Estate (2.2%)
270		American Tower Corp.	55,942
22,300	SGD	Capitaland Investment, Ltd.	47,424
407		Prologis, Inc.	45,075
			148,441
		Utilities (3.6%)
238		American Water Works Company, Inc.	34,591
57,330	HKD	China Water Affairs Group, Ltd.	40,604
1,288	EUR	EDP Renovaveis, SA	27,103
10,898	COP	Interconexion Electrica, SA ESP	42,522
273	DKK	Orsted, A/S*	22,524
NUMBER OF SHARES			VALUE
11,857	INR	Power Grid Corp. of India, Ltd.	$32,628
5,837	EUR	Terna - Rete Elettrica Nazionale	38,709
			238,681
		TOTAL COMMON STOCKS (Cost $7,877,050)	6,431,138
		TOTAL INVESTMENTS (95.8%) (Cost $7,877,050)	6,431,138
OTHER ASSETS, LESS LIABILITIES (4.2%)			279,520
NET ASSETS (100.0%)			$6,710,658

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KES  Kenyan Shilling

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Sustainable Equities Fund Schedule of Investments October 31, 2022

CURRENCY EXPOSURE
OCTOBER 31, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$3,735,967	58.1%
European Monetary Unit	999,492	15.5%
Japanese Yen	262,784	4.1%
British Pound Sterling	193,628	3.0%
Swiss Franc	169,528	2.6%
Hong Kong Dollar	162,934	2.5%
Danish Krone	133,044	2.1%
South Korean Won	101,970	1.6%
Swedish Krona	87,462	1.4%
Australian Dollar	82,138	1.3%
Mexican Peso	69,065	1.1%
Canadian Dollar	67,163	1.0%
Brazilian Real	62,443	1.0%
Norwegian Krone	60,560	0.9%
Indonesian Rupiah	51,189	0.8%
Singapore Dollar	47,424	0.7%
Kenyan Shilling	46,728	0.7%
Colombian Peso	42,522	0.7%
Indian Rupee	32,628	0.5%
New Zealand Dollar	22,469	0.4%
Total Investments	$6,431,138	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (43.6%)
	Airlines (2.7%)
188,167	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$184,195
106,601	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	93,521
181,293	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	169,003
80,880	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	78,972
113,355	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	96,575
133,540	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	107,019
75,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	76,208
126,553	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	113,544
		919,037
	Communication Services (2.6%)
200,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	181,228
100,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 2.800%, 04/01/31	76,025
150,000	Comcast Corp. 3.900%, 03/01/38	121,458
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	105,089
64,000	Netflix, Inc.* 3.625%, 06/15/25	61,087
105,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	93,958
100,000	United States Cellular Corp. 6.700%, 12/15/33	95,321
150,000	Verizon Communications, Inc. 4.016%, 12/03/29	135,569
		869,735
	Consumer Discretionary (2.0%)
150,000	Cargill, Inc.* 3.125%, 05/25/51	97,098
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	162,354
PRINCIPAL AMOUNT		VALUE
100,000	GLP Capital, LP / GLP Financing II, Inc. 3.250%, 01/15/32	$74,311
100,000	goeasy, Ltd.* 4.375%, 05/01/26	86,763
100,000	M/I Homes, Inc. 3.950%, 02/15/30	76,274
100,000	Newell Brands, Inc.^ 6.375%, 09/15/27	98,038
100,000	NIKE, Inc. 2.850%, 03/27/30	86,821
		681,659
	Consumer Staples (2.4%)
125,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30	111,814
125,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	110,452
125,000	Costco Wholesale Corp. 1.600%, 04/20/30	99,907
100,000	Edgewell Personal Care Company* 4.125%, 04/01/29	85,550
125,000	Hershey Company 1.700%, 06/01/30	97,859
200,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	182,910
100,000	Kimberly-Clark Corp. 3.100%, 03/26/30	87,691
50,000	Pilgrim's Pride Corp.* 4.250%, 04/15/31	41,924
		818,107
	Energy (1.1%)
175,000	Energy Transfer, LP‡ 7.457%, 11/01/66 3 mo. USD LIBOR + 3.02%	129,579
100,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	99,046
100,000	EQT Corp.* 3.125%, 05/15/26	91,041
52,000	MPLX, LP‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	50,587
		370,253
	Financials (16.8%)
115,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	83,419
150,000	Ares Capital Corp. 3.250%, 07/15/25	135,477
100,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	81,617
125,000	AXIS Specialty Finance, PLC 4.000%, 12/06/27	114,670

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
100,000	Bank of America Corp.‡ 2.087%, 06/14/29 SOFR + 1.06%	$80,981
150,000	Bank of Montreal‡ 3.088%, 01/10/37 5 year CMT + 1.40%	109,878
75,000	4.800%, 08/25/24 5 year CMT + 2.98%	63,763
100,000	Bank of New York Mellon Corp.‡ 5.802%, 10/25/28 SOFR + 1.80%	100,756
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	122,683
100,000	Boston Properties, LP 3.200%, 01/15/25	94,849
125,000	BP Capital Markets, PLC‡ 4.875%, 03/22/30 5 year CMT + 4.40%	104,443
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	135,880
150,000	Capital One Financial Corp.‡ 2.359%, 07/29/32 SOFR + 1.34%	103,838
100,000	Charles Schwab Corp.^‡ 4.000%, 06/01/26 5 year CMT + 3.17%	81,705
150,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	123,171
100,000	Essential Properties, LP 2.950%, 07/15/31	71,222
100,000	Essex Portfolio, LP 1.700%, 03/01/28	80,413
100,000	Fifth Third Bancorp 2.550%, 05/05/27	87,424
125,000	Franklin Resources, Inc. 2.850%, 03/30/25	118,469
100,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	80,950
125,000	Globe Life, Inc.^ 4.550%, 09/15/28	118,771
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26 5 year CMT + 2.97%	116,307
250,000	ILFC E-Capital Trust II*‡ 5.365%, 12/21/65 3 mo. USD LIBOR + 1.80%	173,250
125,000	JPMorgan Chase & Company^‡ 3.650%, 06/01/26 5 year CMT + 2.85%	103,094
100,000	Level 3 Financing, Inc.* 3.400%, 03/01/27	86,310
PRINCIPAL AMOUNT		VALUE
200,000	Lloyds Banking Group, PLC‡ 1.627%, 05/11/27 1 year CMT + 0.85%	$167,814
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	166,262
125,000	Markel Corp. 3.500%, 11/01/27	112,389
100,000	MetLife, Inc. 6.400%, 12/15/66	92,188
100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	74,700
200,000	Nordea Bank Abp* 4.750%, 09/22/25	196,166
200,000	3.750%, 03/01/29‡ 5 year CMT + 2.60%	141,178
118,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	96,733
100,000	Primerica, Inc. 2.800%, 11/19/31	78,506
150,000	Prologis, LP 2.875%, 11/15/29	125,775
125,000	2.250%, 04/15/30	100,715
100,000	Radian Group, Inc. 4.500%, 10/01/24	95,302
125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	111,430
125,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	114,681
125,000	Royal Bank of Canada 0.875%, 01/20/26	108,170
150,000	SLM Corp. 3.125%, 11/02/26	131,661
150,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	140,947
125,000	SVB Financial Group 4.000%, 05/15/26^‡ 5 year CMT + 3.20%	88,046
100,000	2.100%, 05/15/28	79,489
100,000	Toronto-Dominion Bank 4.693%, 09/15/27	95,869
125,000	Travelers Companies, Inc. 2.550%, 04/27/50	72,259
100,000	Truist Financial Corp.‡ 5.900%, 10/28/26 SOFR + 1.63%	100,048
125,000	US Bancorp‡ 3.700%, 01/15/27 5 year CMT + 2.54%	96,029
200,000	USAA Capital Corp.* 2.125%, 05/01/30	159,120
125,000	Ventas Realty, LP 4.000%, 03/01/28	113,091

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
150,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	$140,043
125,000	Wells Fargo & Company& 4.400%, 06/14/46	92,905
		5,664,856
	Health Care (2.3%)
100,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	86,635
150,000	CVS Health Corp. 4.780%, 03/25/38	130,254
100,000	DaVita, Inc.* 4.625%, 06/01/30	78,078
23,000	3.750%, 02/15/31	16,710
100,000	Elanco Animal Health, Inc. 6.400%, 08/28/28	90,294
100,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	90,685
150,000	Johnson & Johnson 3.400%, 01/15/38	122,668
100,000	Royalty Pharma, PLC 2.200%, 09/02/30	75,854
100,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	100,276
		791,454
	Industrials (5.3%)
125,000	Air Lease Corp.‡ 4.650%, 06/15/26 5 year CMT + 4.08%	104,135
100,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	92,925
100,000	Allegiant Travel Company* 7.250%, 08/15/27	94,307
100,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	92,054
125,000	Beacon Roofing Supply, Inc.* 4.500%, 11/15/26	115,049
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	124,814
100,000	EnerSys* 4.375%, 12/15/27	87,784
100,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	85,166
80,000	GXO Logistics, Inc. 1.650%, 07/15/26	66,726
100,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	92,420
100,000	Honeywell International, Inc. 1.950%, 06/01/30	81,263
PRINCIPAL AMOUNT		VALUE
125,000	Infor, Inc.* 1.750%, 07/15/25	$112,266
150,000	Moog, Inc.* 4.250%, 12/15/27	134,491
121,000	QVC, Inc. 4.375%, 09/01/28	87,847
125,000	Roper Technologies, Inc. 1.400%, 09/15/27	102,825
250,000	SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	207,690
125,000	TransDigm, Inc.* 6.250%, 03/15/26	123,373
		1,805,135
	Information Technology (2.8%)
150,000	Apple, Inc. 4.375%, 05/13/45	131,016
100,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	92,601
125,000	CGI, Inc. 1.450%, 09/14/26	107,462
125,000	Fortinet, Inc. 2.200%, 03/15/31	94,265
157,000	Microsoft Corp. 4.100%, 02/06/37	143,792
125,000	NVIDIA Corp. 3.500%, 04/01/40	95,145
100,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	84,565
100,000	Twilio, Inc. 3.625%, 03/15/29	82,641
150,000	VMware, Inc. - Class A 1.800%, 08/15/28	118,608
		950,095
	Materials (0.7%)
150,000	Clearwater Paper Corp.* 5.375%, 02/01/25	145,948
100,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	96,334
		242,282
	Other (0.5%)
62,000	BorgWarner, Inc. 3.375%, 03/15/25	59,276
125,000	Intact Financial Corp.* 5.459%, 09/22/32	120,101
		179,377
	Real Estate (1.8%)
150,000	EPR Properties 4.950%, 04/15/28	123,238
125,000	Forestar Group, Inc.* 3.850%, 05/15/26	107,633

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
100,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	$92,018
100,000	Public Storage 2.300%, 05/01/31	78,764
125,000	Service Properties Trust 3.950%, 01/15/28	92,025
125,000	Tanger Properties, LP^ 3.875%, 07/15/27	109,949
		603,627
	Utilities (2.6%)
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	109,224
100,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	86,879
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	108,634
100,000	Entergy Texas, Inc. 1.500%, 09/01/26	86,119
175,000	Monongahela Power Company* 3.550%, 05/15/27	161,793
150,000	Northern States Power Company 3.750%, 12/01/47	103,179
150,000	Public Service Electric and Gas Company 3.600%, 12/01/47	107,766
125,000	Southern Company‡ 3.750%, 09/15/51 5 year CMT + 2.92%	98,883
		862,477
	TOTAL CORPORATE BONDS (Cost $17,295,646)	14,758,094
BANK LOANS (10.0%)¡
	Airlines (0.5%)
185,000	American Airlines, Inc.‡ 8.993%, 04/20/28 3 mo. LIBOR + 4.75%	183,514
	Communication Services (2.2%)
292,745	Go Daddy Operating Company, LLC‡ 5.504%, 02/15/24 1 mo. LIBOR + 1.75%	291,465
162,547	Nexstar Broadcasting, Inc.‡ 6.254%, 09/18/26 1 mo. LIBOR + 2.50%	161,259
294,615	SBA Senior Finance II, LLC‡ 5.510%, 04/11/25 1 mo. LIBOR + 1.75%	292,590
		745,314
	Consumer Discretionary (0.7%)
246,250	Murphy USA, Inc.‡ 4.865%, 01/31/28 1 mo. LIBOR + 1.75%	246,650
PRINCIPAL AMOUNT		VALUE
	Energy (0.1%)
49,916	DT Midstream, Inc.‡ 5.813%, 06/26/28 1 mo. LIBOR + 2.00%	$50,029
	Financials (0.4%)
133,609	Jazz Financing Lux Sarl‡ 7.254%, 05/05/28 1 mo. LIBOR + 3.50%	132,242
	Health Care (1.5%)
295,500	Catalent Pharma Solutions, Inc.‡ 5.625%, 02/22/28 1 mo. LIBOR + 2.00%	292,638
159,717	Icon Luxembourg Sarl‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	158,350
39,794	PRA Health Sciences, Inc.‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	39,453
		490,441
	Industrials (4.0%)
296,250	AECOM Technology Corp.‡ 5.504%, 04/13/28 1 mo. LIBOR + 1.75%	296,127
246,585	APi Group DE, Inc.‡ 6.504%, 01/03/29 1 mo. LIBOR + 2.75%	243,719
246,250	Horizon Therapeutics USA, Inc.‡ 5.375%, 03/15/28 1 mo. LIBOR + 1.75%	241,634
315,200	Spectrum Brands, Inc.‡ 5.760%, 03/03/28 1 mo. LIBOR + 2.00%	307,831
250,000	XPO Logistics, Inc.‡ 4.936%, 02/24/25 1 mo. LIBOR + 1.75%	246,661
		1,335,972
	Information Technology (0.6%)
202,282	ON Semiconductor Corp.‡ 5.754%, 09/19/26 1 mo. LIBOR + 2.00%	202,692
	TOTAL BANK LOANS (Cost $3,422,940)	3,386,854
SOVEREIGN BOND (1.0%)
400,000	Province of Ontario Canada 1.800%, 10/14/31 (Cost $398,948)	317,708

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (28.2%)
	Other (28.2%)
156,425	Federal Home Loan Mortgage Corp. Pool 4.000%, 05/01/49	$144,640
95,804	2.500%, 02/01/35	86,985
642,860	Federal National Mortgage Association 2.500%, 04/01/50	531,319
561,551	3.000%, 04/01/50	481,523
467,506	3.500%, 04/01/50	414,416
285,281	3.000%, 07/01/46	247,294
181,688	3.000%, 03/01/47	157,495
159,553	3.500%, 08/01/47	143,075
148,749	2.500%, 09/01/31	137,969
138,523	3.500%, 11/01/49	123,480
117,305	4.000%, 06/01/48	108,639
113,904	3.000%, 02/01/33	106,745
91,604	4.500%, 04/01/48	87,503
80,797	3.500%, 02/01/49	72,433
70,109	3.000%, 07/01/49	60,198
59,508	3.000%, 01/01/35	55,254
52,180	4.000%, 03/01/47	48,346
160,182	Government National Mortgage Association II Pool 3.500%, 10/20/47	145,819
121,093	3.000%, 10/20/47	107,355
500,000	U.S. Treasury Bond 3.500%, 02/15/39	454,375
500,000	3.000%, 05/15/47	393,516
500,000	2.250%, 08/15/49	339,922
500,000	2.000%, 02/15/50	318,359
400,000	1.125%, 05/15/40	239,094
300,000	3.000%, 02/15/49	239,508
250,000	2.875%, 11/15/46^	192,422
220,000	2.375%, 02/15/42	160,737
200,000	2.875%, 05/15/52	155,422
125,000	2.375%, 11/15/49	87,432
786,438	U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/42	648,774
1,200,710	U.S. Treasury Inflation Indexed Note 0.500%, 01/15/28	1,131,113
800,000	U.S. Treasury Note 2.750%, 08/15/32	716,500
500,000	1.875%, 02/15/32	416,172
360,000	2.875%, 05/15/32	326,447
250,000	3.125%, 08/15/25	241,465
250,000	3.000%, 08/15/52	200,351
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $11,577,606)	9,522,097
RESIDENTIAL MORTGAGE BACKED SECURITIES (7.6%)
	Other (7.6%)
100,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	82,329
859,590	Federal National Mortgage Association 2.500%, 07/01/51	707,027
832,180	2.000%, 07/01/36	730,257
630,941	4.500%, 06/01/52	592,281
PRINCIPAL AMOUNT		VALUE
500,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2‡ 3.990%, 05/25/33	$471,844
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,077,294)	2,583,738
ASSET BACKED SECURITIES (7.4%)
	Financials (3.8%)
121,922	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	96,200
150,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	143,650
96,878	ELFI Graduate Loan Program 2022-A, LLC* 4.510%, 08/26/47	90,992
150,000	Ford Credit Auto Owner Trust Series 2021-2, Class A* 1.530%, 05/15/34	129,678
150,000	Hertz Vehicle Financing III, LP Series 2021-2A, Class A* 1.680%, 12/27/27	126,537
150,000	Oscar US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	135,141
110,000	Pawnee Equipment Receivables, LLC Series 2022-1, Class A3* 5.170%, 02/15/28	107,589
237,000	Progress Residential Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	202,171
112,374	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	107,325
150,000	Toyota Auto Loan Extended Note Trust 2019-1A, Class A* 2.560%, 11/25/31	142,980
		1,282,263
	Other (3.6%)
150,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	126,119
92,273	Amur Equipment Finance Receivables 2020-1A* 3.060%, 04/20/26	89,801
100,000	Amur Equipment Finance Receivables 2022-2A* 5.300%, 06/21/28	98,561
114,500	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	98,489
100,000	Daimler Trucks Retail Trust 2022-1 5.230%, 02/17/26	99,623
134,764	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	124,646

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
104,256	SCF Equipment Leasing, LLC 2020-1* 1.190%, 10/20/27	$100,497
195,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	183,038
100,000	T-Mobile U.S. Trust 2022-1 4.910%, 05/22/28	99,273
225,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	208,476
		1,228,523
	TOTAL ASSET BACKED SECURITIES (Cost $2,741,926)	2,510,786
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.9%)
648,848	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $648,848)	648,848
	TOTAL INVESTMENTS (99.7%) (Cost $39,163,208)	33,728,125
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.9%)		(648,848)
OTHER ASSETS, LESS LIABILITIES (2.2%)		753,335
NET ASSETS (100.0%)		$33,832,612

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2022.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

&  Illiquid security.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
800,000	U.S. Treasury Note 5-Year	Dec 2022	$852,750	$2,765

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (85.9%)
	Airlines (2.0%)
141,125	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$138,146
22,000	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	21,313
96,971	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	90,397
54,020	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	53,749
120,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	94,306
65,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	61,983
22,000	5.750%, 04/20/29	20,038
107,756	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	86,454
66,636	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	65,014
58,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	58,934
43,422	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	36,678
		727,012
	Communication Services (9.5%)
200,000	Altice France, SA* 5.500%, 10/15/29	152,690
115,000	APi Group DE, Inc.* 4.750%, 10/15/29	96,714
150,000	Arrow Bidco, LLC* 9.500%, 03/15/24	150,950
200,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	143,862
119,000	Audacy Capital Corp.* 6.750%, 03/31/29	34,204
44,000	6.500%, 05/01/27	12,989
65,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	47,511
38,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	33,174
145,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	119,305
250,000	CSC Holdings, LLC* 5.375%, 02/01/28	230,925
PRINCIPAL AMOUNT		VALUE
220,000	4.500%, 11/15/31	$171,717
215,000	5.750%, 01/15/30	166,083
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 6.625%, 08/15/27	3,919
55,000	5.375%, 08/15/26	11,070
127,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	114,428
66,000	Embarq Corp. 7.995%, 06/01/36	26,789
101,000	Frontier California, Inc. 6.750%, 05/15/27	96,246
60,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	52,567
24,000	8.750%, 05/15/30	24,529
101,000	Frontier Florida, LLC 6.860%, 02/01/28	94,172
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	131,760
90,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	74,699
25,000	5.250%, 12/01/27	23,712
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	28,661
70,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	—
50,000	5.500%, 08/01/23	—
65,097	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	27,261
155,000	Lumen Technologies, Inc. 4.000%, 02/15/27*	132,100
101,000	7.600%, 09/15/39	69,793
48,000	4.500%, 01/15/29*	33,980
48,000	Match Group Holdings II, LLC*^ 3.625%, 10/01/31	36,663
80,000	Netflix, Inc. 4.875%, 06/15/30*	74,152
45,000	4.875%, 04/15/28	42,831
48,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	40,932
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	38,280
23,000	5.375%, 01/15/31	18,716
180,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	163,148
125,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	115,431
72,000	4.000%, 07/15/28	62,214
50,000	3.125%, 09/01/26	44,742
24,000	3.875%, 09/01/31	19,209
40,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	24,686

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
230,000	Sprint Corp. 7.125%, 06/15/24	$233,986
80,000	Stagwell Global, LLC* 5.625%, 08/15/29	69,043
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	58,410
98,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	45,545
76,000	United States Cellular Corp. 6.700%, 12/15/33	72,444
		3,466,242
	Consumer Discretionary (15.6%)
113,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	107,287
96,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	88,829
9,000	5.000%, 10/01/29^	7,330
72,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	61,716
60,000	4.625%, 08/01/29	45,115
24,000	4.625%, 04/01/30	17,851
118,000	At Home Group, Inc.*^ 4.875%, 07/15/28	85,896
28,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	24,386
123,000	Bath & Body Works, Inc. 6.694%, 01/15/27	116,267
115,000	6.875%, 11/01/35	97,880
61,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	48,883
46,000	8.125%, 07/01/27^	44,784
46,000	6.250%, 07/01/25	44,956
44,000	Carnival Corp.* 10.500%, 02/01/26	43,183
23,000	7.625%, 03/01/26	17,348
110,000	Carriage Services, Inc.* 4.250%, 05/15/29	83,322
65,000	Carvana Company* 4.875%, 09/01/29	28,815
201,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.250%, 02/01/31	159,015
200,000	5.125%, 05/01/27	185,500
110,000	6.375%, 09/01/29	101,961
100,000	4.750%, 03/01/30	83,551
55,000	5.000%, 02/01/28	49,689
50,000	4.500%, 08/15/30	40,720
48,000	4.750%, 02/01/32	38,535
35,000	4.250%, 01/15/34	25,738
48,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	43,356
PRINCIPAL AMOUNT		VALUE
75,000	Cedar Fair, LP 5.250%, 07/15/29	$66,112
12,000	Century Communities, Inc.* 3.875%, 08/15/29	9,468
80,000	Dana, Inc. 4.250%, 09/01/30	64,206
48,000	4.500%, 02/15/32	36,658
125,000	DISH DBS Corp. 5.250%, 12/01/26*	108,652
77,000	7.750%, 07/01/26	65,151
60,000	7.375%, 07/01/28	45,676
45,000	5.125%, 06/01/29	30,560
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	164,846
107,000	Everi Holdings, Inc.* 5.000%, 07/15/29	93,380
100,000	Ford Motor Company 6.100%, 08/19/32	91,719
200,000	Ford Motor Credit Company, LLC 5.113%, 05/03/29	178,872
200,000	4.389%, 01/08/26	185,732
200,000	4.000%, 11/13/30	162,354
200,000	2.900%, 02/16/28	162,840
36,000	Gap, Inc.* 3.875%, 10/01/31^	24,874
5,000	3.625%, 10/01/29	3,518
35,000	General Motors Financial Company, Inc. 3.100%, 01/12/32	26,684
160,000	goeasy, Ltd.* 5.375%, 12/01/24	150,629
80,000	4.375%, 05/01/26	69,410
67,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	58,240
41,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	33,825
148,000	Guitar Center, Inc.* 8.500%, 01/15/26	130,028
200,000	International Game Technology, PLC* 6.250%, 01/15/27	198,338
95,000	Liberty Interactive, LLC 8.250%, 02/01/30	59,577
65,000	Life Time, Inc.* 8.000%, 04/15/26^	57,167
50,000	5.750%, 01/15/26	46,563
62,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	55,628
65,000	M/I Homes, Inc. 3.950%, 02/15/30	49,578
99,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	77,846
60,000	5.875%, 03/15/30*	50,707
50,000	4.300%, 02/15/43	29,742
200,000	Mclaren Finance, PLC* 7.500%, 08/01/26	160,618

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
112,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	$95,676
130,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	109,729
25,000	Newell Brands, Inc. 6.375%, 09/15/27	24,510
13,000	6.625%, 09/15/29^	12,715
50,000	Nordstrom, Inc. 5.000%, 01/15/44	31,673
48,000	4.250%, 08/01/31	34,900
110,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	88,026
135,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	100,647
224,000	Rite Aid Corp.* 8.000%, 11/15/26	145,674
130,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	108,602
108,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	85,074
70,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	61,240
185,000	Station Casinos, LLC* 4.500%, 02/15/28	159,481
59,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	54,164
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	24,738
100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	78,521
23,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	20,832
		5,677,313
	Consumer Staples (3.9%)
107,000	Central Garden & Pet Company* 4.125%, 04/30/31	89,603
110,000	Edgewell Personal Care Company* 4.125%, 04/01/29	94,105
127,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	102,841
24,000	6.500%, 12/31/27	21,994
140,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	128,037
105,000	5.125%, 02/01/28	98,427
63,000	New Albertsons, LP 7.750%, 06/15/26	65,053
96,000	Performance Food Group, Inc.* 4.250%, 08/01/29	81,791
PRINCIPAL AMOUNT		VALUE
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	$228,270
80,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	78,329
75,000	4.250%, 04/15/31	62,886
39,000	Post Holdings, Inc.* 5.750%, 03/01/27	37,827
24,000	5.500%, 12/15/29	21,632
12,000	4.625%, 04/15/30	10,151
90,000	Prestige Brands, Inc.* 3.750%, 04/01/31	72,504
100,000	United Natural Foods, Inc.* 6.750%, 10/15/28	96,808
142,000	Vector Group, Ltd.* 5.750%, 02/01/29	124,503
		1,414,761
	Energy (9.2%)
45,000	Antero Resources Corp.* 5.375%, 03/01/30	41,775
90,000	Apache Corp. 5.100%, 09/01/40	72,959
75,000	Buckeye Partners, LP 3.950%, 12/01/26	65,827
50,000	5.850%, 11/15/43	37,777
110,000	Callon Petroleum Company* 7.500%, 06/15/30	104,591
48,000	Cheniere Energy Partners, LP 3.250%, 01/31/32	37,426
23,000	4.000%, 03/01/31	19,428
45,000	Cheniere Energy, Inc. 4.625%, 10/15/28	41,550
72,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	71,035
45,000	Continental Resources, Inc.* 5.750%, 01/15/31	40,989
25,000	2.875%, 04/01/32	18,320
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	120,847
1,745	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	1,612
51,000	DT Midstream, Inc.* 4.125%, 06/15/29	44,146
121,000	Earthstone Energy Holdings, LLC*^ 8.000%, 04/15/27	114,622
55,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	52,509
140,000	Energy Transfer, LP‡ 7.457%, 11/01/66 3 mo. USD LIBOR + 3.02%	103,663
70,000	6.500%, 11/15/26 5 year CMT + 5.69%	60,316

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
120,000	EnLink Midstream Partners, LP 6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	$92,365
100,000	4.850%, 07/15/26	94,338
50,000	Enlink Midstream, LLC*^ 6.500%, 09/01/30	49,178
110,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	108,951
117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	109,647
90,000	Gulfport Energy Operating Corp.&@ 6.375%, 05/15/25	—
75,000	Gulfport Energy Operating Corp. 8.000%, 05/17/26*	74,884
27,505	8.000%, 05/17/26	27,462
110,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	100,454
72,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	65,544
99,000	Laredo Petroleum, Inc. 10.125%, 01/15/28^	97,680
46,000	9.500%, 01/15/25	46,101
89,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	86,979
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	46,051
45,000	10.500%, 05/15/27	43,449
85,000	MPLX, LP‡ 6.875%, 02/15/23 3 mo. LIBOR + 4.65%	82,691
44,000	Murphy Oil Corp. 6.375%, 07/15/28	43,093
96,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	94,471
45,000	6.500%, 09/30/26	43,682
90,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	86,547
105,000	Parkland Corp.* 5.875%, 07/15/27	99,527
100,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	88,202
100,000	Plains All American Pipeline, LP‡ 6.125%, 12/01/22 3 mo. USD LIBOR + 4.11%	83,038
135,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	120,682
48,000	Southwestern Energy Company 5.375%, 03/15/30	44,615
45,000	5.375%, 02/01/29	41,944
24,000	4.750%, 02/01/32	20,833
24,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	20,494
PRINCIPAL AMOUNT		VALUE
25,000	Venture Global Calcasieu Pass, LLC* 4.125%, 08/15/31	$21,399
25,000	3.875%, 08/15/29	21,651
105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	87,556
70,000	W&T Offshore, Inc.* 9.750%, 11/01/23	69,783
103,000	Weatherford International, Ltd.* 6.500%, 09/15/28	99,201
75,000	8.625%, 04/30/30	70,796
		3,332,680
	Financials (16.5%)
144,000	Acrisure, LLC / Acrisure Finance, Inc.* 6.000%, 08/01/29	119,439
127,000	7.000%, 11/15/25	120,800
133,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	135,816
147,000	AG Issuer, LLC* 6.250%, 03/01/28	138,187
205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	187,575
25,000	5.875%, 11/01/29	21,249
25,000	4.250%, 10/15/27	22,636
101,000	Ally Financial, Inc. 4.700%, 05/15/26‡ 5 year CMT + 3.87%	73,263
75,000	8.000%, 11/01/31	77,045
45,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	30,526
193,000	AmWINS Group, Inc.* 4.875%, 06/30/29	167,694
215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	207,654
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	79,985
22,000	Bank of New York Mellon Corp.‡ 3.750%, 12/20/26 5 year CMT + 2.63	16,907
191,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	154,559
195,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	166,747
116,000	5.750%, 05/15/26	108,031
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	174,900
23,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	17,334
110,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	93,592
130,000	Credit Acceptance Corp. 6.625%, 03/15/26	123,232
89,000	5.125%, 12/31/24*	83,786

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
123,000	Enact Holdings, Inc.* 6.500%, 08/15/25	$121,410
138,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	111,711
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	151,401
319,000	HUB International, Ltd.* 7.000%, 05/01/26	315,111
150,000	5.625%, 12/01/29^	129,237
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
115,000	5.250%, 05/15/27	106,037
68,000	4.375%, 02/01/29	57,137
160,000	ILFC E-Capital Trust II*‡ 5.365%, 12/21/65 3 mo. USD LIBOR + 1.80%	110,880
195,000	Iron Mountain, Inc.* 5.250%, 03/15/28	179,749
260,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	204,636
182,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	168,028
48,000	4.750%, 06/15/29	38,418
138,000	LD Holdings Group, LLC* 6.125%, 04/01/28	77,437
110,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	90,811
49,000	3.875%, 11/15/29	40,344
65,000	LPL Holdings, Inc.* 4.000%, 03/15/29	56,992
193,000	MetLife, Inc. 6.400%, 12/15/66	177,923
130,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	106,237
202,000	Navient Corp. 5.000%, 03/15/27	171,237
100,000	4.875%, 03/15/28	79,929
110,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	82,170
65,000	OneMain Finance Corp. 3.875%, 09/15/28	50,816
35,000	7.125%, 03/15/26	33,731
45,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	40,880
150,000	PHH Mortgage Corp.* 7.875%, 03/15/26	124,662
25,000	PNC Financial Services Group, Inc.‡ 6.000%, 05/15/27 5 year CMT + 3.00%	23,328
PRINCIPAL AMOUNT		VALUE
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	$87,800
72,000	RLJ Lodging Trust, LP* 3.750%, 07/01/26	65,993
45,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	33,571
45,000	3.625%, 03/01/29	34,920
20,000	2.875%, 10/15/26	16,779
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	88,988
22,000	SVB Financial Group^‡ 4.000%, 05/15/26 5 year CMT + 3.20	15,496
111,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	84,318
50,000	5.750%, 06/15/27	40,997
50,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	36,148
45,000	US Bancorp‡ 3.700%, 01/15/27 5 year CMT + 2.54	34,570
200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	160,710
98,000	XHR, LP* 6.375%, 08/15/25	96,483
48,000	4.875%, 06/01/29	41,820
		6,009,802
	Health Care (6.6%)
209,999	Bausch Health Companies, Inc.* 11.000%, 09/30/28	164,232
39,000	14.000%, 10/15/30	22,388
36,000	6.125%, 02/01/27^	23,798
44,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	38,119
183,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	75,186
110,000	8.000%, 03/15/26	94,935
49,000	6.875%, 04/15/29	20,604
12,000	5.250%, 05/15/30	8,329
189,000	DaVita, Inc.* 4.625%, 06/01/30	147,567
112,000	3.750%, 02/15/31	81,370
72,000	Embecta Corp.* 5.000%, 02/15/30	61,868
24,000	6.750%, 02/15/30	21,976
45,000	Encompass Health Corp. 4.750%, 02/01/30	38,401
45,000	4.500%, 02/01/28	40,279
124,000	HCA, Inc. 7.500%, 11/06/33	126,515
210,000	Jazz Securities DAC* 4.375%, 01/15/29	186,461

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
19,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	$10,755
122,000	Medline Borrower, LP* 5.250%, 10/01/29^	95,193
120,000	3.875%, 04/01/29	98,189
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	169,984
107,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	81,323
220,000	Tenet Healthcare Corp. 6.250%, 02/01/27*	211,581
130,000	6.875%, 11/15/31	110,740
125,000	4.875%, 01/01/26*	118,325
200,000	Teva Pharmaceutical Finance Netherlands III, BV 6.000%, 04/15/24	198,382
200,000	3.150%, 10/01/26	169,162
		2,415,662
	Industrials (12.3%)
100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	79,521
150,000	AerCap Holdings, NV‡ 5.875%, 10/10/79 5 year CMT + 4.54%	135,027
95,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	62,898
155,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	144,034
75,000	5.875%, 02/15/28	70,677
46,000	3.500%, 03/15/29	38,116
110,000	Allegiant Travel Company* 7.250%, 08/15/27	103,738
44,000	Allison Transmission, Inc.* 4.750%, 10/01/27	40,623
25,000	3.750%, 01/30/31	20,072
20,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	17,645
49,000	Arcosa, Inc.* 4.375%, 04/15/29	42,489
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	161,721
40,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	36,822
68,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	56,354
87,000	BWX Technologies, Inc.* 4.125%, 04/15/29	75,396
50,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	42,835
PRINCIPAL AMOUNT		VALUE
23,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	$23,540
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	21,397
125,000	Deluxe Corp.* 8.000%, 06/01/29	104,729
48,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	40,751
72,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	67,447
120,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	78,216
45,000	EnerSys* 4.375%, 12/15/27	39,503
110,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	87,108
46,000	GFL Environmental, Inc.* 3.750%, 08/01/25	43,514
52,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	42,800
50,000	Granite US Holdings Corp.* 11.000%, 10/01/27	46,811
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	55,461
44,000	3.500%, 03/01/29	37,437
107,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	84,434
223,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	188,810
144,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	133,085
125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	118,422
115,000	IEA Energy Services, LLC* 6.625%, 08/15/29	111,068
110,000	JELD-WEN, Inc.* 4.625%, 12/15/25	91,612
155,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	129,984
46,000	MasTec, Inc.* 4.500%, 08/15/28	40,709
60,000	Moog, Inc.* 4.250%, 12/15/27	53,797
95,000	Novelis Corp.* 4.750%, 01/30/30	80,889
35,000	OI European Group, BV* 4.750%, 02/15/30	29,773
110,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	97,487

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
148,000	Patrick Industries, Inc.* 4.750%, 05/01/29	$112,711
110,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance, Inc.* 8.500%, 11/15/27	118,279
61,000	QVC, Inc. 4.375%, 09/01/28	44,287
45,000	5.450%, 08/15/34	28,372
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	68,539
71,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	54,958
45,000	5.500%, 03/01/30^	33,779
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	82,347
76,000	Stericycle, Inc.* 3.875%, 01/15/29	66,067
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	60,154
195,000	TransDigm, Inc. 7.500%, 03/15/27	192,794
129,000	6.250%, 03/15/26*	127,320
71,000	Tronox, Inc.* 4.625%, 03/15/29	55,153
96,000	Vertiv Group Corp.* 4.125%, 11/15/28	83,592
101,000	Wabash National Corp.* 4.500%, 10/15/28	85,258
100,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	92,621
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	47,525
25,000	7.250%, 06/15/28	25,400
106,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	105,869
		4,461,777
	Information Technology (3.6%)
48,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	42,074
65,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	56,343
56,000	Coherent Corp.* 5.000%, 12/15/29	48,073
112,000	CommScope Technologies, LLC* 6.000%, 06/15/25	105,573
90,000	CommScope, Inc.* 4.750%, 09/01/29	76,249
49,000	Dell International, LLC / EMC Corp. 6.100%, 07/15/27	49,125
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	43,449
100,000	KBR, Inc.* 4.750%, 09/30/28	87,780
PRINCIPAL AMOUNT		VALUE
100,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	$77,404
50,000	5.500%, 09/01/28	43,435
44,000	NCR Corp.* 5.125%, 04/15/29	36,944
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	60,004
72,000	Open Text Corp.* 3.875%, 02/15/28	61,861
36,000	3.875%, 12/01/29	28,572
36,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	27,228
44,000	Playtika Holding Corp.* 4.250%, 03/15/29	36,684
66,000	PTC, Inc.* 4.000%, 02/15/28	60,264
130,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	109,934
65,000	Twilio, Inc. 3.625%, 03/15/29	53,717
23,000	3.875%, 03/15/31^	18,777
130,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	108,108
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	84,280
		1,315,878
	Materials (4.1%)
200,000	Alcoa Nederland Holding, BV* 4.125%, 03/31/29	170,682
52,000	ArcelorMittal, SA 7.000%, 10/15/39	49,269
47,000	ATI, Inc. 5.875%, 12/01/27	43,004
25,000	Carpenter Technology Corp. 7.625%, 03/15/30	24,446
70,000	Chemours Company* 4.625%, 11/15/29	54,621
145,000	Clearwater Paper Corp.* 4.750%, 08/15/28	127,367
48,000	Commercial Metals Company 4.125%, 01/15/30	40,715
24,000	4.375%, 03/15/32	19,644
250,000	Constellium, SE*^ 3.750%, 04/15/29	196,272
48,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	39,868
68,000	HB Fuller Company 4.250%, 10/15/28	59,329
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	86,700
110,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	96,315
11,000	4.500%, 06/01/31	8,648

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
69,000	LSF11 A5 HoldCo, LLC*^ 6.625%, 10/15/29	$54,391
96,000	Mercer International, Inc. 5.125%, 02/01/29	80,096
135,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	129,908
24,000	Sealed Air Corp.* 5.000%, 04/15/29	21,941
110,000	Silgan Holdings, Inc. 4.125%, 02/01/28	100,847
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	25,130
75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	69,510
		1,498,703
	Other (0.6%)
117,000	1375209 BC, Ltd.* 9.000%, 01/30/28	114,137
13,000	CNX Resources Corp.* 7.375%, 01/15/31	12,924
45,000	NortonLifeLock, Inc.* 7.125%, 09/30/30	44,460
45,000	6.750%, 09/30/27	44,429
		215,950
	Real Estate (1.1%)
71,000	EPR Properties 3.750%, 08/15/29	52,536
67,000	Forestar Group, Inc.* 5.000%, 03/01/28	55,795
48,000	3.850%, 05/15/26	41,331
108,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	84,381
125,000	Service Properties Trust 4.350%, 10/01/24	114,965
45,000	5.250%, 02/15/26	38,978
		387,986
	Special Purpose Acquisition Companies (0.3%)
95,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	74,686
46,000	4.625%, 01/15/29	40,033
		114,719
	Utilities (0.6%)
34,000	PPL Capital Funding, Inc.‡ 6.339%, 03/30/67 3 mo. USD LIBOR + 2.67%	28,859
100,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	93,785
50,000	Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93%	47,564
PRINCIPAL AMOUNT		VALUE
45,000	7.000%, 12/15/26 5 year CMT + 5.74%	$40,084
		210,292
	TOTAL CORPORATE BONDS (Cost $36,129,205)	31,248,777
CONVERTIBLE BONDS (0.7%)
	Consumer Discretionary (0.4%)
139,000	DISH Network Corp. 2.375%, 03/15/24	126,837
40,000	Peloton Interactive, Inc. 0.000%, 02/15/26	28,790
		155,627
	Information Technology (0.2%)
75,000	Shift4 Payments, Inc. 0.500%, 08/01/27	58,039
	Other (0.1%)
50,000	Multiplan Corp.* 6.000%, 10/15/27	34,792
	TOTAL CONVERTIBLE BONDS (Cost $270,676)	248,458
BANK LOANS (9.4%)¡
	Airlines (0.8%)
95,000	American Airlines, Inc.‡ 8.993%, 04/20/28 3 mo. LIBOR + 4.75%	94,237
95,000	Mileage Plus Holdings, LLC‡ 8.777%, 06/21/27 3 mo. LIBOR + 5.25%	97,177
123,125	United Airlines, Inc.‡ 8.108%, 04/21/28 3 mo. LIBOR + 3.75%	120,517
		311,931
	Communication Services (1.1%)
120,938	Clear Channel Outdoor Holdings, Inc.‡ 7.915%, 08/21/26 3 mo. LIBOR + 3.50%	111,097
313	Clear Channel Outdoor Holdings, Inc.‡ 7.254%, 08/21/26 1 mo. LIBOR + 3.50%	287
133,986	DIRECTV Financing, LLC‡ 8.754%, 08/02/27 1 mo. LIBOR + 5.00%	128,024
146,000	Entercom Media Corp.‡ 6.132%, 11/18/24 1 mo. LIBOR + 2.50%	113,116
49,875	Univision Communications, Inc.‡ 7.790%, 06/24/29 3 mo. SOFR + 4.25%	49,002
		401,526

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (1.8%)
32,191	Life Time Fitness, Inc.‡ 7.820%, 12/16/24 3 mo. LIBOR + 4.75%	$31,818
59,850	Peloton Interactive, Inc.‡ 8.346%, 05/25/27 3 mo. SOFR + 6.50%	58,204
48,479	Penn National Gaming, Inc.‡ 6.579%, 05/03/29 1 mo. SOFR + 2.75%	47,855
157,600	Petco Health and Wellness Company, Inc.‡ 6.924%, 03/03/28 3 mo. LIBOR + 3.25%	151,529
88,628	PetSmart, Inc.‡ 7.500%, 02/11/28 1 mo. LIBOR + 3.75%	85,507
100,000	SkyMiles IP, Ltd.‡ 7.993%, 10/20/27 3 mo. LIBOR + 3.75%	101,063
113,347	TKC Holdings, Inc.‡ 9.180%, 05/15/28 3 mo. LIBOR + 5.50%	96,827
155,925	WW International, Inc.‡ 7.260%, 04/13/28 1 mo. LIBOR + 3.50%	101,546
		674,349
	Health Care (1.9%)
84,740	Amneal Pharmaceuticals, LLC‡ 7.313%, 05/04/25 1 mo. LIBOR + 3.50%	72,710
82,825	Amneal Pharmaceuticals, LLC‡ 7.188%, 05/04/25 3 mo. LIBOR + 3.50%	71,068
24,688	Bausch Health Companies, Inc.‡ 8.624%, 02/01/27 1 mo. SOFR + 5.25%	18,551
67,081	Icon Luxembourg Sarl‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	66,507
131,870	Mallinckrodt International Finance, SA‡ 8.733%, 09/30/27 3 mo. LIBOR + 5.25%	107,948
108,235	Padagis, LLC‡ 8.491%, 07/06/28 3 mo. LIBOR + 4.75%	92,271
16,713	PRA Health Sciences, Inc.‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	16,570
283,674	Team Health Holdings, Inc.‡ 8.979%, 03/02/27 1 mo. SOFR + 5.25%	237,577
		683,202
PRINCIPAL AMOUNT		VALUE
	Industrials (1.1%)
37,125	ACProducts, Inc.‡ 7.127%, 05/17/28 6 mo. LIBOR + 4.25%	$26,189
12,250	ACProducts, Inc.‡ 7.924%, 05/17/28 3 mo. LIBOR + 4.25%	8,641
59,850	Air Canada‡ 6.421%, 08/11/28 3 mo. LIBOR + 3.50%	58,547
90,122	Dun & Bradstreet Corp.‡ 6.846%, 02/06/26 1 mo. LIBOR + 3.25%	88,883
107,000	Granite Holdings US Acquisition Company‡ 7.688%, 09/30/26 3 mo. LIBOR + 4.00%	104,660
99,750	Scientific Games International, Inc.‡ 6.402%, 04/14/29 1 mo. SOFR + 3.00%	98,649
		385,569
	Information Technology (1.2%)
94,110	Banff Merger Sub, Inc.‡ 7.504%, 10/02/25 1 mo. LIBOR + 3.75%	90,671
86,265	Camelot U.S. Acquisition 1 Company‡ 6.754%, 10/30/26 1 mo. LIBOR + 3.00%	84,989
25,000	Central Parent, Inc.‡ 8.112%, 07/06/29 3 mo. SOFR + 4.50%	24,531
100,000	II-VI, Inc.‡ 5.878%, 07/02/29 1 mo. LIBOR + 2.75%	97,625
130,000	VFH Parent LLC‡ 6.567%, 01/13/29 1 mo. SOFR + 3.00%	127,671
		425,487
	Materials (0.3%)
78,000	Innophos, Inc.‡ 7.004%, 02/05/27 1 mo. LIBOR + 3.25%	75,758
49,750	LSF11 A5 HoldCo, LLC‡ 7.343%, 10/15/28 1 mo. SOFR + 3.50%	47,449
		123,207
	Other (0.3%)
100,000	ChampionX Corp.‡ 6.618%, 06/07/29 1 mo. SOFR + 3.25%	100,100
	Special Purpose Acquisition Companies (0.9%)
85,000	AP Core Holdings II, LLC‡ 9.254%, 09/01/27 1 mo. LIBOR + 5.50%	77,704

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
44,888	Clydesdale Acquisition Holdings, Inc.‡ 8.004%, 04/13/29 1 mo. SOFR + 4.18%	$43,309
24,875	Fertitta Entertainment, LLC‡ 7.729%, 01/27/29 1 mo. SOFR + 4.00%	23,401
100,000	Oscar AcquisitionCo, LLC‡ 8.153%, 04/29/29 3 mo. SOFR + 4.50%	91,080
100,000	Patagonia Holdco LLC‡ 8.386%, 08/01/29 3 mo. SOFR + 5.75%	80,500
		315,994
	TOTAL BANK LOANS (Cost $3,697,540)	3,421,365
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.5%)
	Communication Services (0.1%)
2,040	Altice USA, Inc. - Class A#	13,484
1,273	Cumulus Media, Inc. - Class A#	9,382
		22,866
	Energy (1.3%)
1,068	Chaparral Energy, Inc. - Class A&#	61,410
291	Chesapeake Energy Corp.	29,761
6,600	Energy Transfer, LP	84,282
3,970	Enterprise Products Partners, LP	100,243
660	EP Energy Corp.&#	5,940
1,285	Magellan Midstream Partners, LP	69,326
355	Schlumberger, NV	18,471
1,523	Superior Energy Services, Inc.&#	102,802
965	Williams Companies, Inc.	31,584
		503,819
	Health Care (0.0%)
701	Mallinckrodt, PLC#	10,627
	Special Purpose Acquisition Company (0.1%)
1,132	Intelsat Emergence, SA&#	28,300
	TOTAL COMMON STOCKS (Cost $774,135)	565,612
WARRANTS (0.0%)#
	Energy (0.0%)
4,950	Mcdermott International, Ltd.& 06/30/27, Strike $15.90	1
4,455	Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
	TOTAL WARRANTS (Cost $1,909)	1
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.0%)
	Energy (0.0%)
2	Gulfport Energy Operating Corp. 10.000% (Cost $1,373)	$12,530
PREFERRED STOCKS (0.9%)
	Consumer Discretionary (0.2%)
590	Guitar Center, Inc.&	73,455
	Energy (0.6%)
3,755	NuStar Energy, LP‡ 9.126%, 11/30/22 3 mo. USD LIBOR + 5.64%	79,756
1,697	NuStar Energy, LP^‡ 10.249%, 11/30/22 3 mo. USD LIBOR + 6.77%	39,303
4,185	NuStar Logistics, LP‡ 10.813%, 01/15/43 3 mo. USD LIBOR + 6.73%	104,248
		223,307
	Financials (0.1%)
1,924	B Riley Financial, Inc. 5.250%, 08/31/28	32,650
	TOTAL PREFERRED STOCKS (Cost $364,453)	329,412
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.6%)
1,689,300	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%† (Cost $1,689,300)	1,689,300
	TOTAL INVESTMENTS (103.0%) (Cost $42,928,591)	37,515,455
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.6%)		(1,689,300)
OTHER ASSETS, LESS LIABILITIES (1.6%)		569,624
NET ASSETS (100.0%)		$36,395,779

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

&  Illiquid security.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2022.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (59.8%)
	Airlines (1.3%)
446,897	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$437,463
302,279	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	292,845
1,054,029	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	982,577
270,101	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	268,747
990,775	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	967,403
477,604	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	406,904
1,250,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	1,270,125
		4,626,064
	Communication Services (2.3%)
1,000,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	906,140
1,000,000	AT&T, Inc. 1.700%, 03/25/26	882,830
1,000,000	Bell Canada 0.750%, 03/17/24	943,140
373,000	Cincinnati Bell, Inc. 7.250%, 06/15/23	370,534
750,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	679,627
250,000	Comcast Corp. 5.250%, 11/07/25	250,138
500,000	Magallanes, Inc.* 3.788%, 03/15/25	471,540
822,000	Netflix, Inc.* 3.625%, 06/15/25	784,591
500,000	NTT Finance Corp.* 0.583%, 03/01/24	470,660
1,000,000	Rogers Communications, Inc. 3.625%, 12/15/25	936,690
500,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	447,420
1,000,000	Sprint Corp. 7.875%, 09/15/23	1,017,110
250,000	Warnermedia Holdings, Inc.* 3.428%, 03/15/24	241,350
		8,401,770
PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (5.8%)
1,157,000	Abercrombie & Fitch Management Company*^ 8.750%, 07/15/25	$1,098,502
500,000	American Honda Finance Corp. 0.650%, 09/08/23	480,820
250,000	0.750%, 08/09/24^	232,078
250,000	0.550%, 07/12/24^	231,878
1,000,000	Aptiv, PLC 2.396%, 02/18/25	932,450
500,000	BMW US Capital, LLC*^ 3.900%, 04/09/25	483,360
750,000	Brunswick Corp. 0.850%, 08/18/24	687,525
500,000	Caesars Entertainment, Inc.* 6.250%, 07/01/25	488,650
1,000,000	Daimler Finance North America, LLC* 2.125%, 03/10/25	925,400
1,000,000	Dollar General Corp. 4.250%, 09/20/24	983,010
1,000,000	DR Horton, Inc.^ 5.750%, 08/15/23	1,002,410
500,000	Ford Motor Credit Company, LLC 3.810%, 01/09/24	485,440
500,000	3.370%, 11/17/23	485,245
500,000	2.300%, 02/10/25	453,990
250,000	3.350%, 11/01/22	250,000
250,000	General Motors Company 5.400%, 10/02/23	249,090
1,000,000	General Motors Financial Company, Inc. 1.200%, 10/15/24	913,990
750,000	goeasy, Ltd.* 5.375%, 12/01/24	706,072
200,000	4.375%, 05/01/26	173,526
500,000	Goodyear Tire & Rubber Company 9.500%, 05/31/25	521,760
1,251,000	Hasbro, Inc. 3.000%, 11/19/24	1,189,388
500,000	Kia Corp.*^ 2.375%, 02/14/25	461,730
750,000	L Brands, Inc.*^ 9.375%, 07/01/25	782,205
250,000	Lennar Corp. 4.500%, 04/30/24	246,167
1,000,000	Lowe's Companies, Inc. 4.400%, 09/08/25	981,230
750,000	Mattel, Inc.* 3.375%, 04/01/26	687,330
500,000	5.875%, 12/15/27	486,425
250,000	MGM Resorts International 6.000%, 03/15/23	250,600
500,000	Newell Brands, Inc. 6.375%, 09/15/27^	490,190
300,000	4.000%, 12/01/24	291,741

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
500,000	Nordstrom, Inc. 2.300%, 04/08/24	$469,880
250,000	Target Corp. 2.250%, 04/15/25	235,303
500,000	Toll Brothers Finance Corp. 4.375%, 04/15/23	496,940
1,000,000	Toyota Motor Corp. 0.681%, 03/25/24	941,940
1,000,000	VF Corp. 2.400%, 04/23/25	927,480
		20,723,745
	Consumer Staples (1.4%)
200,000	Conagra Brands, Inc. 0.500%, 08/11/23	192,704
500,000	Darling Ingredients, Inc.* 5.250%, 04/15/27	482,775
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	706,852
500,000	McCormick & Company Inc/MD 3.500%, 09/01/23	493,610
300,000	0.900%, 02/15/26	259,011
500,000	Mondelez International, Inc. 2.125%, 03/17/24	479,735
905,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	886,095
1,500,000	Walgreens Boots Alliance, Inc. 0.950%, 11/17/23	1,435,155
		4,935,937
	Energy (2.2%)
500,000	Atlantic City Electric 3.375%, 09/01/24	483,160
750,000	Continental Resources, Inc. 4.500%, 04/15/23	746,955
500,000	Enbridge, Inc. 2.500%, 02/14/25	467,460
375,000	2.150%, 02/16/24	360,743
500,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	495,230
1,000,000	EQT Corp. 3.125%, 05/15/26*	910,410
500,000	6.125%, 02/01/25	501,280
1,000,000	Eversource Energy 4.200%, 06/27/24	982,180
1,000,000	Kinder Morgan Energy Partners, LP 3.500%, 09/01/23	986,620
1,250,000	ONEOK, Inc. 2.750%, 09/01/24	1,188,112
500,000	Parkland Corp.* 5.875%, 07/15/27	473,940
500,000	TransCanada PipeLines, Ltd. 1.000%, 10/12/24	459,690
		8,055,780
PRINCIPAL AMOUNT		VALUE
	Financials (24.2%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24^	$468,440
500,000	1.750%, 10/29/24	453,665
500,000	1.650%, 10/29/24	454,565
1,000,000	African Development Bank 3.375%, 07/07/25	970,130
250,000	Ally Financial, Inc. 3.050%, 06/05/23	246,400
250,000	1.450%, 10/02/23	239,973
500,000	American Express Company 3.400%, 02/22/24	487,900
500,000	2.250%, 03/04/25	464,610
680,000	Ares Capital Corp.^ 3.500%, 02/10/23	676,403
2,000,000	Asian Development Bank^ 0.375%, 06/11/24	1,870,020
750,000	Aviation Capital Group, LLC* 1.950%, 09/20/26	604,305
250,000	3.875%, 05/01/23	246,280
500,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	466,490
500,000	1.530%, 12/06/25 SOFR + 0.65%	456,015
250,000	1.658%, 03/11/27 SOFR + 0.91%	216,198
250,000	0.981%, 09/25/25 SOFR + 0.91%	227,250
500,000	Bank of Montreal 4.250%, 09/14/24	489,685
500,000	1.500%, 01/10/25	459,420
500,000	1.250%, 09/15/26	425,635
500,000	0.625%, 07/09/24	462,290
1,000,000	Bank of Nova Scotia 1.450%, 01/10/25	916,540
200,000	0.650%, 07/31/24	184,102
1,000,000	Bank of NY Mellon Corp.‡ 4.414%, 07/24/26
	SOFR + 1.35%	973,010
500,000	3.430%, 06/13/25 SOFR + 0.57%	485,200
500,000	Barclays, PLC‡ 5.304%, 08/09/26 1 year CMT + 2.30	475,840
500,000	1.007%, 12/10/24 1 year CMT + 0.80%	468,735
500,000	Blackstone Private Credit Fund 2.350%, 11/22/24	458,250
1,000,000	Brookfield Finance, Inc. 4.000%, 04/01/24	980,500
450,000	Buffalo State College Foundation Housing Corp. 2.100%, 11/01/22	450,000

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
500,000	Capital One Financial Corp. 4.985%, 07/24/26‡ SOFR + 2.16%	$482,535
500,000	2.636%, 03/03/26‡ SOFR + 1.29%	458,770
500,000	2.600%, 05/11/23	493,605
1,000,000	Caterpillar Financial Services Corp. 0.450%, 05/17/24	934,170
500,000	3.650%, 08/12/25	484,555
250,000	Charles Schwab Corp. 0.900%, 03/11/26	216,133
1,000,000	Chubb INA Holdings, Inc. 3.350%, 05/15/24	972,630
1,000,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	923,540
500,000	2.014%, 01/25/26 SOFR + 0.69%	457,080
500,000	1.281%, 11/03/25 SOFR + 0.53%	453,290
1,000,000	Citizens Bank NA‡ 4.119%, 05/23/25 SOFR + 1.40%	974,300
500,000	6.064%, 10/24/25	503,610
1,000,000	CNO Global Funding* 1.650%, 01/06/25	916,950
1,000,000	Cooperatieve Rabobank UA 1.375%, 01/10/25	919,100
250,000	3.875%, 08/22/24	244,457
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	447,174
500,000	Credit Suisse AG/New York NY 3.700%, 02/21/25	458,030
500,000	1.000%, 05/05/23	485,035
250,000	0.495%, 02/02/24	228,358
500,000	Credit Suisse Group, AG*‡ 6.373%, 07/15/26 SOFR + 3.34%	466,720
1,500,000	Danske Bank, A/S*‡ 0.976%, 09/10/25 1 year CMT + 0.55%	1,345,890
1,250,000	Discover Bank 2.450%, 09/12/24	1,174,812
1,000,000	DNB Bank, ASA*‡ 0.856%, 09/30/25 1 year CMT + 0.33%	905,660
207,000	Enact Holdings, Inc.* 6.500%, 08/15/25	204,323
	European Bank for Reconstruction & Development^
1,250,000	0.500%, 11/25/25	1,106,300
1,000,000	0.500%, 05/19/25	903,540
1,000,000	European Investment Bank 0.375%, 07/24/24	931,000
1,000,000	0.250%, 09/15/23	961,410
PRINCIPAL AMOUNT		VALUE
500,000	Fifth Third Bancorp 4.300%, 01/16/24	$492,785
500,000	1.707%, 11/01/27‡ SOFR + 0.69%	426,600
500,000	FNB Corp/PA 2.200%, 02/24/23	494,160
750,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	665,175
500,000	1.757%, 01/24/25‡ SOFR + 0.73%	472,505
500,000	1.217%, 12/06/23	478,530
250,000	0.627%, 11/17/23‡ SOFR + 0.54%	249,047
350,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 3.375%, 06/15/26	285,761
750,000	HSBC Holdings, PLC‡ 0.732%, 08/17/24 SOFR + 0.53%	711,315
500,000	1.162%, 11/22/24 SOFR + 0.58%	469,250
450,000	2.999%, 03/10/26 SOFR + 1.43%	409,140
250,000	Hyundai Capital America* 2.375%, 02/10/23	248,045
1,000,000	Inter-American Development Bank^ 1.750%, 03/14/25	937,510
500,000	Intercontinental Exchange, Inc. 3.650%, 05/23/25	484,755
1,000,000	International Bank for Reconstruction & Development 1.625%, 01/15/25	939,530
500,000	International Finance Corp. 3.625%, 09/15/25	487,990
500,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26 SOFR + 0.92%	463,585
500,000	0.824%, 06/01/25 SOFR + 0.54%	460,810
250,000	1.578%, 04/22/27 SOFR + 0.89%	215,098
250,000	0.768%, 08/09/25 SOFR + 0.49%	227,983
500,000	KeyBank NA 4.150%, 08/08/25	483,400
250,000	0.423%, 01/03/24‡ SOFR + 0.34%	247,805
500,000	KeyCorp‡ 3.878%, 05/23/25 SOFR + 1.25%	485,590
1,000,000	KfW 1.250%, 01/31/25	930,500
1,000,000	Kreditanstalt fuer Wiederaufbau 3.375%, 08/23/24	978,270
300,000	1.000%, 10/01/26	262,905

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
1,000,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	$923,230
1,000,000	Level 3 Financing, Inc.* 3.400%, 03/01/27	863,100
750,000	Lloyds Banking Group, PLC‡ 0.695%, 05/11/24 1 year CMT + 0.55%	727,687
500,000	3.511%, 03/18/26 1 year CMT + 1.60	463,585
750,000	LSEGA Financing, PLC*^ 0.650%, 04/06/24	699,780
650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	645,853
500,000	1.201%, 10/14/25 SOFR + 0.69%	453,765
1,000,000	Markel Corp. 3.625%, 03/30/23	994,540
1,000,000	Metropolitan Life Global Funding I* 2.800%, 03/21/25	946,500
335,000	0.700%, 09/27/24^	307,362
500,000	Mitsubishi UFJ Financial Group, Inc.‡ 5.063%, 09/12/25 1 year CMT + 1.55	492,875
500,000	4.788%, 07/18/25 1 year CMT + 1.70	490,745
520,000	Mondelez International Holdings Netherlands, BV*^ 0.750%, 09/24/24	476,226
750,000	Morgan Stanley‡ 0.790%, 05/30/25 SOFR + 0.53%	686,977
750,000	0.731%, 04/05/24 SOFR + 0.62%	732,135
500,000	National Bank of Canada 3.750%, 06/09/25‡ SOFR + 1.01%	481,965
250,000	2.100%, 02/01/23	248,260
500,000	NatWest Group, PLC‡ 2.359%, 05/22/24 1 year CMT + 2.15%	487,930
500,000	NatWest Markets, PLC*^ 1.600%, 09/29/26	421,200
500,000	Nordea Bank Abp* 4.750%, 09/22/25	490,415
500,000	1.500%, 09/30/26	420,840
1,000,000	Nordic Investment Bank 2.625%, 04/04/25	956,460
1,000,000	0.375%, 09/11/25	888,790
1,000,000	Oesterreichische Kontrollbank, AG 3.625%, 09/09/27	964,640
1,000,000	1.500%, 02/12/25	934,060
500,000	OneMain Finance Corp. 6.125%, 03/15/24	489,095
PRINCIPAL AMOUNT		VALUE
500,000	Pacific Life Global Funding II* 0.500%, 09/23/23	$480,170
750,000	PNC Financial Services Group, Inc. 5.671%, 10/28/25‡	751,357
250,000	2.200%, 11/01/24	235,908
935,000	Pricoa Global Funding I* 4.200%, 08/28/25	904,210
500,000	1.200%, 09/01/26	432,535
1,000,000	Radian Group, Inc. 4.500%, 10/01/24	953,020
1,000,000	Reinsurance Group of America, Inc. 4.700%, 09/15/23	998,340
1,000,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	984,110
500,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	419,480
750,000	Royal Bank Of Canada 6.000%, 11/01/27	754,950
250,000	Royal Bank of Canada 0.875%, 01/20/26	216,340
500,000	SBA Tower Trust* 1.631%, 05/15/51	418,011
250,000	1.840%, 04/15/27	207,079
200,000	1.884%, 07/15/50	175,274
190,000	2.836%, 01/15/50	176,609
500,000	Skandinaviska Enskilda Banken, AB* 0.650%, 09/09/24	457,695
300,000	1.200%, 09/09/26^	256,599
500,000	SLM Corp. 3.125%, 11/02/26	438,870
500,000	Starwood Property Trust, Inc.* 5.500%, 11/01/23	494,395
500,000	3.750%, 12/31/24	468,130
500,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	469,825
500,000	StoneX Group, Inc.* 8.625%, 06/15/25	494,380
1,500,000	SVB Financial Group 3.500%, 01/29/25	1,427,190
1,000,000	Svenska Handelsbanken, AB* 3.650%, 06/10/25	955,380
500,000	Toronto-Dominion Bank 3.766%, 06/06/25	480,330
500,000	1.450%, 01/10/25	460,340
250,000	1.200%, 06/03/26	215,523
250,000	0.750%, 09/11/25	219,470
250,000	0.750%, 01/06/26	215,953
1,000,000	Truist Financial Corp. 5.900%, 10/28/26‡	1,000,480
250,000	2.200%, 03/16/23	247,797
1,000,000	UBS AG/London* 1.375%, 01/13/25	915,510
500,000	0.450%, 02/09/24^	469,915

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
500,000	UBS Group, AG*‡ 4.490%, 08/05/25 1 year CMT + 1.60%	$484,095
500,000	USAA Capital Corp.* 1.500%, 05/01/23	491,375
1,000,000	Ventas Realty, LP 3.500%, 04/15/24	970,870
1,000,000	3.500%, 02/01/25	950,300
750,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	700,215
500,000	Wells Fargo & Company‡ 3.908%, 04/25/26 SOFR + 1.32%	475,915
500,000	1.654%, 06/02/24 SOFR + 1.60%	488,575
		86,883,407
	Health Care (3.8%)
250,000	AbbVie, Inc. 2.300%, 11/21/22	249,695
250,000	AstraZeneca, PLC 0.700%, 04/08/26	215,625
1,000,000	Baxter International, Inc. 1.322%, 11/29/24	921,000
500,000	0.868%, 12/01/23	477,765
1,000,000	Bristol-Myers Squibb Company 2.900%, 07/26/24	967,840
250,000	Cigna Corp. 0.613%, 03/15/24	235,463
750,000	Elanco Animal Health, Inc. 5.772%, 08/28/23	748,372
750,000	Elevance Health, Inc. 2.375%, 01/15/25	705,315
375,000	Gilead Sciences, Inc. 0.750%, 09/29/23	361,110
250,000	GlaxoSmithKline Capital, PLC^ 0.534%, 10/01/23	240,373
1,000,000	GSK Consumer Healthcare* Capital U.S. LLC 3.024%, 03/24/24	965,126
250,000	3.125%, 03/24/25	235,573
1,000,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	906,850
750,000	Humana, Inc. 0.650%, 08/03/23	725,070
400,000	Illumina, Inc. 0.550%, 03/23/23	392,660
500,000	Laboratory Corp. of America Holdings 3.600%, 02/01/25	479,795
500,000	2.300%, 12/01/24	469,895
500,000	PerkinElmer, Inc. 0.850%, 09/15/24	461,850
750,000	Quest Diagnostics, Inc. 3.500%, 03/30/25	719,722
PRINCIPAL AMOUNT		VALUE
500,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	$487,265
1,000,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	994,590
750,000	Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	698,460
500,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	501,380
500,000	5.150%, 10/15/25	501,095
		13,661,889
	Industrials (6.4%)
500,000	Air Lease Corp. 0.800%, 08/18/24	454,750
250,000	2.250%, 01/15/23	248,295
750,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	746,857
500,000	Allegiant Travel Company* 7.250%, 08/15/27	471,535
500,000	Avolon Holdings Funding, Ltd.* 5.250%, 05/15/24	484,700
250,000	5.500%, 01/15/26	230,135
750,000	Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	690,292
1,000,000	Canadian Pacific Railway Company 1.350%, 12/02/24	923,490
500,000	Daimler Trucks Finance North America, LLC* 1.625%, 12/13/24	459,925
500,000	1.125%, 12/14/23	476,605
1,000,000	Delta Air Lines, Inc. 3.800%, 04/19/23	995,860
1,000,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.500%, 10/20/25	975,160
500,000	GATX Corp. 4.350%, 02/15/24	493,025
500,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	425,830
500,000	0.821%, 04/15/24	464,320
500,000	GXO Logistics, Inc. 1.650%, 07/15/26	417,035
750,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	693,150
250,000	Honeywell International, Inc. 1.350%, 06/01/25	229,528
375,000	Huntington Ingalls Industries, Inc. 0.670%, 08/16/23	361,755
250,000	3.844%, 05/01/25	238,298
500,000	Infor, Inc.* 1.450%, 07/15/23	485,490

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
1,000,000	John Deere Capital Corp. 2.125%, 03/07/25	$939,530
500,000	3.400%, 06/06/25	482,780
1,000,000	L3Harris Technologies, Inc. 3.850%, 06/15/23	992,060
500,000	Leidos, Inc. 3.625%, 05/15/25	476,555
500,000	2.950%, 05/15/23	494,215
500,000	Owens Corning 4.200%, 12/01/24	487,570
1,000,000	Parker-Hannifin Corp. 2.700%, 06/14/24	959,060
350,000	QVC, Inc. 4.850%, 04/01/24	336,767
500,000	Roper Technologies, Inc. 1.000%, 09/15/25	442,705
700,000	Ryder System, Inc. 3.875%, 12/01/23	689,528
500,000	Siemens Financieringsmaatschappij, NV*^ 3.250%, 05/27/25	476,415
250,000	0.400%, 03/11/23	246,188
1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	993,620
500,000	1.900%, 10/15/26	415,380
49,000	TransDigm, Inc.* 6.250%, 03/15/26	48,362
1,000,000	Verisk Analytics, Inc. 4.000%, 06/15/25	965,030
1,000,000	Waste Management, Inc. 3.500%, 05/15/24	976,700
750,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	758,385
723,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	722,103
		22,868,988
	Information Technology (4.6%)
1,000,000	Apple, Inc. 2.850%, 05/11/24	973,240
1,000,000	Autodesk, Inc. 4.375%, 06/15/25	981,530
715,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	662,097
500,000	CDW, LLC / CDW Finance Corp. 5.500%, 12/01/24	495,530
300,000	4.125%, 05/01/25	285,546
500,000	CGI, Inc. 1.450%, 09/14/26	429,850
1,000,000	Dell International, LLC / EMC Corp. 4.000%, 07/15/24	976,140
500,000	Fidelity National Information Services, Inc. 4.500%, 07/15/25	486,790
500,000	0.600%, 03/01/24	470,165
500,000	Fortinet, Inc. 1.000%, 03/15/26	429,815
PRINCIPAL AMOUNT		VALUE
750,000	Hewlett Packard Enterprise Company 1.450%, 04/01/24	$710,272
300,000	2.250%, 04/01/23	296,787
500,000	HP, Inc. 1.450%, 06/17/26	428,150
1,000,000	Intel Corp. 2.875%, 05/11/24	970,620
500,000	Intuit, Inc. 0.650%, 07/15/23	485,365
500,000	KLA Corp. 4.650%, 11/01/24	497,720
1,000,000	NetApp, Inc. 1.875%, 06/22/25	908,180
1,000,000	NVIDIA Corp. 0.584%, 06/14/24	933,240
1,000,000	Oracle Corp.^ 2.400%, 09/15/23	975,630
1,000,000	PayPal Holdings, Inc. 2.650%, 10/01/26	913,120
750,000	PTC, Inc.* 3.625%, 02/15/25	716,257
350,000	Seagate HDD Cayman 4.750%, 06/01/23	347,519
500,000	Take-Two Interactive Software, Inc. 3.550%, 04/14/25	477,310
500,000	3.300%, 03/28/24	485,520
250,000	Texas Instruments, Inc. 1.125%, 09/15/26	217,873
200,000	TSMC Arizona Corp. 1.750%, 10/25/26	172,728
750,000	VMware, Inc. - Class A 1.000%, 08/15/24	692,138
		16,419,132
	Materials (2.1%)
750,000	Alcoa Nederland Holding, BV*^ 5.500%, 12/15/27	703,365
250,000	Avery Dennison Corp. 0.850%, 08/15/24	231,340
250,000	Ball Corp. 4.000%, 11/15/23	245,205
1,000,000	Celanese US Holdings, LLC 5.900%, 07/05/24	982,990
350,000	Clearwater Paper Corp.*^ 5.375%, 02/01/25	340,546
1,000,000	Freeport-McMoRan, Inc. 5.000%, 09/01/27	956,660
1,000,000	Genuine Parts Company 1.750%, 02/01/25	925,470
500,000	Martin Marietta Materials, Inc. 0.650%, 07/15/23	484,245
1,000,000	OCI, NV* 4.625%, 10/15/25	935,410
227,000	Owens-Brockway Glass Container, Inc.* 5.875%, 08/15/23	226,839

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
500,000	Sherwin Williams Company 4.050%, 08/08/24	$490,850
200,000	4.250%, 08/08/25	194,690
1,000,000	Sonoco Products Company 1.800%, 02/01/25	923,560
		7,641,170
	Other (0.8%)
312,000	BorgWarner, Inc. 3.375%, 03/15/25	298,291
1,000,000	Diageo Capital, PLC 5.200%, 10/24/25	1,003,690
1,000,000	Federation des Caisses Desjardins du Quebec* 4.400%, 08/23/25	960,860
500,000	NortonLifeLock, Inc.* 6.750%, 09/30/27	493,660
250,000	Toyota Motor Credit Corp. 0.800%, 01/09/26	218,582
		2,975,083
	Real Estate (1.5%)
250,000	American Tower Corp. 0.600%, 01/15/24	236,430
500,000	EPR Properties^ 4.500%, 04/01/25	466,735
500,000	Equinix, Inc. 1.000%, 09/15/25	439,015
250,000	1.250%, 07/15/25	222,710
500,000	Federal Realty Investment Trust 1.250%, 02/15/26	435,155
750,000	Forestar Group, Inc.* 3.850%, 05/15/26	645,795
1,000,000	Healthpeak Properties, Inc.^ 3.400%, 02/01/25	954,640
500,000	Realty Income Corp. 4.625%, 11/01/25	489,110
500,000	Simon Property Group, LP 1.375%, 01/15/27^	424,490
250,000	2.000%, 09/13/24	235,110
500,000	Welltower, Inc. 3.625%, 03/15/24	486,165
250,000	4.000%, 06/01/25	239,215
		5,274,570
	Special Purpose Acquisition Companies (0.7%)
1,000,000	New York Life Global Funding* 3.600%, 08/05/25	957,900
1,000,000	Novartis Capital Corp. 3.400%, 05/06/24	980,810
400,000	Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	391,504
		2,330,214
PRINCIPAL AMOUNT		VALUE
	Utilities (2.7%)
250,000	AES Corp. 1.375%, 01/15/26	$216,863
500,000	Alexander Funding Trust* 1.841%, 11/15/23	469,690
500,000	American Electric Power Company, Inc. 0.750%, 11/01/23	478,155
1,000,000	CMS Energy Corp. 3.600%, 11/15/25	947,260
250,000	Consolidated Edison, Inc.^ 0.650%, 12/01/23	238,745
300,000	DPL, Inc. 4.125%, 07/01/25	284,091
250,000	DTE Energy Company 2.250%, 11/01/22	250,000
750,000	Enel Finance International, NV* 2.650%, 09/10/24	709,590
250,000	Entergy Arkansas, LLC 3.500%, 04/01/26	237,127
300,000	Entergy Corp. 0.900%, 09/15/25	262,950
500,000	Entergy Texas, Inc. 1.500%, 09/01/26	430,595
1,000,000	National Rural Utilities Cooperative Finance, Corp. 5.450%, 10/30/25	1,005,340
167,000	NextEra Energy Capital Holdings, Inc. 0.650%, 03/01/23	164,757
25,000	PPL Capital Funding, Inc.‡ 6.339%, 03/30/67 3 mo. USD LIBOR + 2.67%	21,220
250,000	Public Service Electric and Gas Company 0.950%, 03/15/26	218,415
1,500,000	Public Service Enterprise Group, Inc. 0.841%, 11/08/23	1,430,100
200,000	Sempra Energy 3.300%, 04/01/25	189,896
1,000,000	Southern California Gas Company 3.150%, 09/15/24	964,910
250,000	Southern Power Company 0.900%, 01/15/26	216,948
500,000	WEC Energy Group, Inc. 5.000%, 09/27/25	497,425
500,000	0.800%, 03/15/24	470,340
		9,704,417
	TOTAL CORPORATE BONDS (Cost $228,034,090)	214,502,166
U.S. GOVERNMENT AND AGENCY SECURITIES (5.4%)
1,000,000	Federal Home Loan Mortgage Corp. 4.000%, 11/25/24	984,980
5,500,000	U.S. Treasury Note 3.125%, 08/15/25	5,312,227
5,000,000	3.500%, 09/15/25	4,875,586
4,000,000	3.000%, 07/15/25	3,853,125

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
4,000,000	United States Treasury Note 1.125%, 10/31/26	$3,530,312
1,000,000	0.625%, 10/15/24	928,203
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $20,324,238)	19,484,433
SOVEREIGN BONDS (1.0%)
1,000,000	Export Development Canada 3.375%, 08/26/25	968,330
500,000	Kommunalbanken AS* 0.500%, 01/13/26	439,145
750,000	Korea Development Bank^ 0.750%, 01/25/25	681,817
1,500,000	Svensk Exportkredit AB 3.625%, 09/03/24	1,470,585
	TOTAL SOVEREIGN BONDS (Cost $3,740,241)	3,559,877
BANK LOANS (9.1%)¡
	Airlines (0.5%)
470,000	American Airlines, Inc.‡ 8.993%, 04/20/28 3 mo. LIBOR + 4.75%	466,224
712,500	Mileage Plus Holdings, LLC‡ 8.777%, 06/21/27 3 mo. LIBOR + 5.25%	728,827
511,500	Mileage Plus Holdings, LLC! 0.000%, 06/21/27	523,221
		1,718,272
	Communication Services (1.5%)
1,981,805	Charter Communications Operating, LLC‡ 5.510%, 04/30/25 1 mo. LIBOR + 1.75%	1,960,926
698,210	DIRECTV Financing, LLC‡ 8.754%, 08/02/27 1 mo. LIBOR + 5.00%	667,139
1,176,091	Go Daddy Operating Company, LLC‡ 5.504%, 02/15/24 1 mo. LIBOR + 1.75%	1,170,946
650,187	Nexstar Broadcasting, Inc.‡ 6.254%, 09/18/26 1 mo. LIBOR + 2.50%	645,038
934,852	SBA Senior Finance II, LLC‡ 5.510%, 04/11/25 1 mo. LIBOR + 1.75%	928,425
		5,372,474
	Consumer Discretionary (0.9%)
995,000	Avis Budget Car Rental, LLC‡ 7.329%, 03/16/29 1 mo. SOFR + 3.50%	987,955
986,237	Murphy USA, Inc.‡ 4.865%, 01/31/28 1 mo. LIBOR + 1.75%	987,840
PRINCIPAL AMOUNT		VALUE
494,987	PetSmart, Inc.‡ 7.500%, 02/11/28 1 mo. LIBOR + 3.75%	$477,561
750,000	SkyMiles IP, Ltd.‡ 7.993%, 10/20/27 3 mo. LIBOR + 3.75%	757,973
		3,211,329
	Energy (0.4%)
550,077	DT Midstream, Inc.‡ 5.813%, 06/26/28 1 mo. LIBOR + 2.00%	551,323
1,000,000	Southwestern Energy Company‡ 6.203%, 06/22/27 3 mo. SOFR + 2.50%	988,130
		1,539,453
	Financials (0.3%)
891,842	Jazz Financing Lux Sarl‡ 7.254%, 05/05/28 1 mo. LIBOR + 3.50%	882,718
	Health Care (1.3%)
368,135	Avantor Funding, Inc.‡ 6.004%, 11/08/27 1 mo. LIBOR + 2.25%	361,897
936,987	Catalent Pharma Solutions Inc.‡ 5.625%, 02/22/28 1 mo. LIBOR + 2.00%	927,913
992,347	DaVita, Inc.‡ 5.504%, 08/12/26 1 mo. LIBOR + 1.75%	961,336
319,435	Icon Luxembourg Sarl‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	316,700
965,428	Organon & Company‡ 6.188%, 06/02/28 3 mo. LIBOR + 3.00%	944,411
997,500	Perrigo Investments, LLC‡ 6.329%, 04/20/29 1 mo. SOFR + 2.50%	986,278
79,587	PRA Health Sciences, Inc.‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	78,906
		4,577,441
	Industrials (2.4%)
1,186,237	AECOM Technology Corp.‡ 5.504%, 04/13/28 1 mo. LIBOR + 1.75%	1,185,745
498,750	Air Canada‡ 6.421%, 08/11/28 3 mo. LIBOR + 3.50%	487,892
986,339	APi Group DE, Inc.‡ 6.504%, 01/03/29 1 mo. LIBOR + 2.75%	974,873

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
1,500,000	Berry Global, Inc.‡ 5.050%, 07/01/26 3 mo. LIBOR + 1.75%	$1,480,710
986,237	Horizon Therapeutics USA, Inc.‡ 5.375%, 03/15/28 1 mo. LIBOR + 1.75%	967,751
992,462	JELD-WEN, Inc.‡ 6.004%, 07/28/28 1 mo. LIBOR + 2.25%	919,000
917,288	Spectrum Brands, Inc.‡ 5.760%, 03/03/28 1 mo. LIBOR + 2.00%	895,842
1,079,212	United Rentals, Inc.‡ 5.504%, 10/31/25 1 mo. LIBOR + 1.75%	1,081,371
750,000	XPO Logistics, Inc.‡ 4.936%, 02/24/25 1 mo. LIBOR + 1.75%	739,984
		8,733,168
	Information Technology (0.7%)
641,849	ON Semiconductor Corp.‡ 5.754%, 09/19/26 1 mo. LIBOR + 2.00%	643,151
1,000,000	TTM Technologies, Inc.‡ 5.628%, 09/28/24 1 mo. LIBOR + 2.50%	991,880
1,000,000	ZoomInfo LLC‡ 6.754%, 02/02/26 1 mo. LIBOR + 3.00%	996,560
		2,631,591
	Information Technology (0.3%)
1,250,000	II-VI, Inc.‡ 5.878%, 07/02/29 1 mo. LIBOR + 2.75%	1,220,313
	Materials (0.5%)
882,353	American Axle and Manufacturing, Inc.‡ 5.840%, 04/06/24 1 mo. LIBOR + 2.25%	873,088
1,000,000	H.B. Fuller Company‡ 5.489%, 10/20/24 1 mo. LIBOR + 2.00%	1,001,075
		1,874,163
	Other (0.3%)
1,000,000	ChampionX Corp.‡ 6.618%, 06/07/29 1 mo. SOFR + 3.25%	1,001,000
	TOTAL BANK LOANS (Cost $33,116,730)	32,761,922
PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITIES (17.8%)
	Communication Services (0.9%)
1,000,000	T-Mobile U.S. Trust 4.910%, 05/22/28	$992,726
1,000,000	Verizon Master Trust 2021-2 1.280%, 04/20/28	924,238
1,000,000	Verizon Owner Trust 2020-A 1.980%, 07/22/24	984,513
380,828	Verizon Owner Trust 2020-B 0.470%, 02/20/25	373,882
		3,275,359
	Consumer Discretionary (0.9%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC* 3.350%, 09/22/25	1,436,634
2,000,000	BMW Vehicle Lease Trust 2022-1 1.100%, 03/25/25	1,918,788
		3,355,422
	Financials (9.0%)
2,000,000	American Express Credit Account Master Trust 0.900%, 11/15/26	1,838,635
500,000	American Tower Trust #1* 3.070%, 03/15/48	495,593
2,000,000	Capital One Multi-Asset Execution Trust 1.040%, 11/15/26	1,838,398
1,000,000	Capital One Prime Auto Receivables Trust 2022-1 3.170%, 04/15/27	959,817
151,240	Commonbond Student Loan Trust 2018-C-GS* 3.870%, 02/25/46	144,305
484,339	Commonbond Student Loan Trust 2019-A-GS* 2.540%, 01/25/47	431,618
766,150	Commonbond Student Loan Trust 2021-B-GS* 1.170%, 09/25/51	642,021
380,136	Commonbond Student Loan Trust Series 2017-BGS* 2.680%, 09/25/42	349,263
243,844	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	192,400
1,000,000	Credit Acceptance Auto Loan Trust 2020-3* 1.240%, 10/15/29	972,145
1,140,000	Credit Acceptance Auto Loan Trust 2021-2* 0.960%, 02/15/30	1,083,627
500,000	Credit Acceptance Auto Loan Trust 2021-4* 1.260%, 10/15/30	463,832

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
1,550,000	Dell Equipment Finance Trust 2020-1* 2.980%, 04/24/23	$1,548,725
279,562	Dell Equipment Finance Trust 2020-2* 0.570%, 10/23/23	275,868
250,000	Dell Equipment Finance Trust 2022-2* 4.400%, 07/22/27	242,719
300,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	287,301
1,500,000	Discover Card Execution Note Trust 2022- A2 3.320%, 05/15/27	1,433,864
960,708	ELFI Graduate Loan Program 2021-A, LLC* 1.530%, 12/26/46	829,206
1,186,750	ELFI Graduate Loan Program 2022-A, LLC* 4.510%, 08/26/47	1,114,649
63,565	Enterprise Fleet Financing 2019-3, LLC* 2.060%, 05/20/25	63,426
755,815	Enterprise Fleet Financing 2020-2, LLC* 0.610%, 07/20/26	732,536
2,000,000	Ford Credit Auto Owner Trust 2019-REV1* 3.520%, 07/15/30	1,951,688
1,500,000	Hertz Vehicle Financing, LLC* 1.210%, 12/26/25	1,365,915
376,449	Kubota Credit Owner Trust 2020-1* 1.960%, 03/15/24	372,688
2,000,000	MMAF Equipment Finance, LLC 2017-B* 2.720%, 06/15/40	1,926,166
557,327	Navient Private Education Refi Loan Trust 2020-B* 2.120%, 01/15/69	494,478
271,000	NextGear Floorplan Master Owner Trust* 0.850%, 07/15/26	251,192
780,000	OneMain Direct Auto Receivables Trust 2021-1* 0.870%, 07/14/28	717,219
777,000	OneMain Direct Auto Receivables Trust 2021-1* 1.260%, 07/14/28	670,354
860,000	Oscar US Funding Trust XII, LLC* 1.000%, 04/10/28	774,808
648,780	Oscar US Funding XIII, LLC* 0.390%, 08/12/24	638,070
433,676	Pawnee Equipment Receivables Series 2020-1, LLC* 1.370%, 11/17/25	427,153
PRINCIPAL AMOUNT		VALUE
374,601	Pawnee Equipment Receivables Series, LLC 2021-1* 1.100%, 07/15/27	$356,827
750,000	Pawneee Equipment Receivables Series 2022-1 LLC* 5.170%, 02/15/28	733,559
400,000	PenFed Auto Receivables Owner Trust 2022-A* 3.960%, 04/15/26	391,561
300,000	PenFed Auto Receivables Owner Trust 2022-A* 4.180%, 12/15/28	291,999
1,240,000	Progress Residential 2019-SFR4 Trust* 2.687%, 10/17/36	1,163,634
792,000	Progress Residentiall Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	675,609
1,460,968	SoFi Professional Loan Program Trust 2020-C* 1.950%, 02/15/46	1,300,582
1,615,000	Toyota Auto Loan Extended Note Trust 2019-1* 2.560%, 11/25/31	1,539,423
206,582	World Omni Select Auto Trust 2020-A 0.550%, 07/15/25	204,380
		32,187,253
	Health Care (0.3%)
1,000,000	DT Auto Owner Trust 2022-2* 4.220%, 01/15/27	960,218
	Industrials (0.2%)
1,000,000	John Deere Owner Trust 2021-B 0.740%, 05/15/28	878,593
	Other (6.2%)
2,000,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	1,681,587
1,305,659	Amur Equipment Finance Receivables 2020 1A* 3.060%, 04/20/26	1,270,677
600,000	Amur Equipment Finance Receivables 2022 2A* 5.300%, 06/21/28	591,367
1,485,805	Atalaya Equipment Leasing Trust 21-1* 1.230%, 05/15/26	1,440,785
1,000,000	BA Credit Card Trust 3.530%, 11/15/27	963,337
1,475,000	CCG Receivables Trust* 3.570%, 09/14/26	1,444,360
330,000	CCG Receivables Trust 2021-2* 1.270%, 03/14/29	297,681
1,526,667	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	1,313,189

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
1,609,000	CNH Equipment Trust 2020-A 2.300%, 10/15/27	$1,533,793
222,559	CNH Equipment Trust 2020-A 1.160%, 06/16/25	218,461
1,000,000	Daimler Trucks Retail Trust 2022-1 5.230%, 02/17/26	996,232
1,250,000	HPEFS Equipment Trust* 1.790%, 05/21/29	1,167,318
1,035,348	HPEFS Equipment Trust 2020-2A* 1.200%, 07/22/30	1,033,330
250,000	HPEFS Equipment Trust 2021-1* 4.200%, 09/20/29	243,661
500,000	HPEFS Equipment Trust 2021-1* 0.570%, 03/20/31	481,374
269,528	MVW Owner Trust 2019-1* 2.890%, 11/20/36	249,292
695,039	SCF Equipment Leasing 2020-1, LLC* 1.190%, 10/20/27	669,981
1,070,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	1,004,364
153,815	Tesla Auto Lease Trust 2020-A* 0.680%, 12/20/23	152,561
500,000	Tesla Auto Lease Trust 2021-A* 1.020%, 03/20/25	476,800
775,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	718,084
1,000,000	USAA Auto Owner Trust 2022-A 4.860%, 11/16/26	993,168
1,489,292	Vantage Data Centers Issuer, LLC* 4.196%, 11/15/43	1,453,446
2,000,000	World Omni Auto Receivables Trust 2022-B 3.250%, 07/15/27	1,918,741
		22,313,589
	Utilities (0.3%)
55,300	Harley-Davidson Motorcycle Trust 2020-A 1.870%, 10/15/24	55,052
1,000,000	Harley-Davidson Motorcycle Trust 2022-A 3.060%, 02/15/27	963,183
		1,018,235
	TOTAL ASSET BACKED SECURITIES (Cost $67,852,667)	63,988,669
MUNICIPAL OBLIGATIONS (4.2%)
	Airlines (0.1%)
250,000	Dallas Fort Worth International Airport 1.041%, 11/01/23	240,200
PRINCIPAL AMOUNT		VALUE
	Other (3.8%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	$382,901
250,000	Armada Area Schools 0.950%, 05/01/25	227,082
155,000	City of Auburn CA 0.961%, 06/01/25	139,947
250,000	City of Carbondale IL 2.163%, 12/01/23	241,580
500,000	City of Moline IL 0.542%, 12/01/22	498,247
1,000,000	City of Montclair CA 0.926%, 06/01/24	935,911
850,000	City of San Ramon CA 0.490%, 07/01/23	826,166
500,000	City of Wheaton IL 0.786%, 12/01/24	459,105
300,000	City of Willows CA 0.770%, 08/01/23	289,553
300,000	Colorado Housing and Finance Authority 1.650%, 11/01/25	271,842
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	139,749
250,000	Corona-Norco Unified School District 1.000%, 09/01/25	222,288
250,000	County of Bergen NJ 2.000%, 11/01/23	243,032
295,000	County of San Diego CA 0.600%, 10/01/23	284,123
155,000	County of Santa Cruz AZ Pledged Revenue 1.250%, 07/01/24	145,385
250,000	Cypress-Fairbanks Independent School District 5.000%, 02/15/25	251,325
400,000	Duluth Independent School District No 709 2.000%, 02/01/23	397,340
175,000	Encinitas Public Financing Authority 1.020%, 10/01/25	157,137
175,000	Encinitas Public Financing Authority 0.790%, 10/01/24	162,381
400,000	Fairfield Facilities Corp. 2.000%, 09/01/24	377,447
250,000	Galveston Independent School District 5.000%, 02/01/25	251,147
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	171,503
200,000	Indiana Bond Bank 0.650%, 02/01/24	189,262
200,000	Indiana Bond Bank 0.470%, 02/01/23	197,975

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2022

PRINCIPAL AMOUNT		VALUE
640,000	Kentucky Housing Corp. 0.550%, 07/01/23	$622,277
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	474,846
200,000	Lakeside Fire Protection District 1.250%, 08/01/23	194,227
125,000	Lakeside Fire Protection District 1.620%, 08/01/24	117,359
215,000	Minnetonka Independent 2.000%, 01/01/24	School District No 276 208,528
390,000	New York City Transitional Finance Authority Future Tax Secured Revenue 1.250%, 05/01/26	342,696
255,000	New York State Dormitory Authority 2.438%, 02/15/26	234,747
150,000	Pharr San Juan Alamo Independent School District TX 5.000%, 02/01/25	150,085
250,000	Reedy Creek Improvement District 1.549%, 06/01/23	245,325
400,000	Regional Transportation Authority 3.000%, 06/01/25	375,884
265,000	Sallisaw Municipal Authority 1.420%, 09/01/24	244,800
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	388,394
350,000	South Dakota Health & Educational Facilities Authority 0.594%, 11/01/22	350,000
250,000	Thornapple Kellogg School District 0.930%, 05/01/25	227,264
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	244,481
525,000	Town of Stratford CT 0.956%, 08/01/24	490,287
250,000	Village of Tarrytown NY 2.000%, 10/15/23	241,531
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	289,580
400,000	West Mifflin Sanitary Sewer Municipal Authority 1.052%, 08/01/23	388,065
125,000	Wichita Falls 4B Sales Tax Corp. 1.049%, 09/01/25	111,465
340,000	Williamston Community Schools School District 1.050%, 05/01/25	310,028
		13,714,297
PRINCIPAL AMOUNT		VALUE
	Utilities (0.3%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	$488,342
135,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	128,619
100,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.870%, 12/01/22	99,672
260,000	Twin Lakes Regional Sewer District 0.570%, 07/01/23	252,285
		968,918
	TOTAL MUNICIPAL OBLIGATIONS (Cost $15,711,776)	14,923,415
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.0%)
1,117,617	BANK 2019-BNK16 3.933%, 02/15/52	1,093,513
181,977	CSAIL 2017-CX9 Commercial Mortgage Trust 3.054%, 09/15/50	178,983
1,613,165	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4*‡ 2.500%, 09/25/51	1,366,664
610,656	GS Mortgage-Backed Securities Trust 2021-PJ11*‡ 2.500%, 04/25/52	518,362
392,715	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 3.773%, 04/15/47	382,264
114,926	Wells Fargo Commercial Mortgage Trust 2015-LC20 2.678%, 04/15/50	114,926
66,245	WFRBS Commercial Mortgage Trust 2014-LC14 3.522%, 03/15/47	65,414
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,110,908)	3,720,126

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2022

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.2%)
7,943,858	State Street Navigator Securities Lending Government Money Market Portfolio, 3.124%†	$7,943,858
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $7,943,858)	7,943,858
	TOTAL INVESTMENTS (100.5%) (Cost $380,834,508)	360,884,466
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.2%)		(7,943,858)
OTHER ASSETS, LESS LIABILITIES (1.7%)		6,095,485
NET ASSETS (100.0%)		$359,036,093

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2022.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2022.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
8,000,000	U.S. Treasury Note 5-Year	Dec 2022	$8,527,500	$27,442
Sales
10,000,000	U.S. Treasury Note 2-Year	Dec 2022	$10,219,141	$(212,147)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2022

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$15,058,632,973		$522,241,521	$793,532,321	$1,096,689,604		$167,369,633
Investments in affiliated funds, at cost	350,000,000		—	—	—		—
Investment in securities, at value	$15,823,667,373		$602,207,974	$790,393,204	$1,088,197,154		$139,227,950
Investments in affiliated funds, at value	325,887,150		—	—	—		—
Cash with custodian	287,222,050		5,479,111	1,576,480	24,666,187		7,743
Foreign Cash (cost $36,211,779)	36,211,779		—	—	—		—
Restricted cash	15,300,000		—	—	—		—
Restricted cash for short positions	2,262,310,085		—	502,513,738	185		—
Restricted cash for futures	26		—	—	—		—
Restricted foreign currency for short positions (cost $156,525,433)	137,677,980		—	—	—		—
Restricted cash for open forward foreign currency contracts	1,030,000		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	11,097		—	—	—		—
Receivables:
Accrued interest and dividends	26,742,049		440,798	492,194	1,549,250		339,997
Investments sold	665,922,320		247,544	162,201,408	—		—
Fund shares sold	24,085,762		388,718	2,978,828	3,636,580		368,819
Due from investment advisor	—		—	—	—		—
Prepaid expenses	277,659		31,556	35,071	49,505		16,286
Deferred offering costs	—		—	—	—		—
Other assets	296,287		—	599,009	140,120		—
Total assets	19,606,641,617		608,795,701	1,460,789,932	1,118,238,981		139,960,795
LIABILITIES
Due to custodian bank	1,693,482		—	4,351,123	—		—
Due to custodian bank - Foreign currency (cost $11,066,657 and $73,825)	11,066,657		—	68,550	—		—
Collateral for securities loaned	162,348,890		1,650,445	9,818,768	93,252,950		7,753,521
Securities sold short, at value (proceeds $2,553,939,379 and $391,477,527)	2,369,608,267		—	369,905,025	—		—
Options written, at value (premium $406,772,236, $23,159,113 and $12,303,570)	307,297,350		16,908,125	6,864,450	—		—
Unrealized depreciation on forward foreign currency contracts	1,411,373		—	—	26,720		—
Payables:
Investments purchased	646,511,008		261,617	283,781,459	5,738,951		—
Open swap contracts	636,309		—	—	—		—
Fund shares redeemed	28,896,940		579,546	411,750	1,729,247		155,435
Affiliates:
Investment advisory fees	8,915,394		364,339	796,119	620,423		96,632
Distribution fees	67,624		1,781	4,941	12,598		669
Deferred compensation to trustees	138,315		—	—	140,120		—
Trustees' fees and officer compensation	73,634		4,014	6,255	8,109		3,088
Other accounts payable and accrued liabilities	3,502,347		161,343	157,080	232,682		61,775
Total liabilities	3,542,167,590		19,931,210	676,165,520	101,761,800		8,071,120
NET ASSETS	$16,064,474,027		$588,864,491	$784,624,412	$1,016,477,181		$131,889,675
COMPOSITION OF NET ASSETS
Paid in capital	$15,899,429,615		$567,235,201	$788,766,108	$1,035,889,888		$165,749,454
Accumulated distributable earnings (loss)	165,044,412		21,629,290	(4,141,696)	(19,412,707)		(33,859,779)
NET ASSETS	$16,064,474,027		$588,864,491	$784,624,412	$1,016,477,181		$131,889,675
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,244,116,520		$33,813,838	$55,800,444	$294,232,578		$10,698,305
Shares outstanding	89,880,353		2,585,263	3,821,402	15,848,085		1,116,148
Net asset value and redemption price per share	$13.84		$13.08	$14.60	$18.57		$9.59
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.23	#	$13.73	$15.33	$19.00	#	$9.81	#
CLASS C SHARES†*
Net assets applicable to shares outstanding	$306,311,708		$7,884,353	$31,351,938	$41,803,855		$3,424,991
Shares outstanding	22,000,800		617,042	2,254,735	2,318,113		370,881
Net asset value and redemption price per share	$13.92		$12.78	$13.90	$18.03		$9.23

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2022

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS I SHARES†
Net assets applicable to shares outstanding	$14,470,089,887	$547,166,300	$697,472,030	$680,440,748	$117,766,379
Shares outstanding	1,057,959,529	41,785,470	47,105,415	42,766,296	12,262,006
Net asset value and redemption price per share	$13.68	$13.09	$14.81	$15.91	$9.60
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$43,955,912	$—	$—	$—	$—
Shares Outstanding	3,211,990	—	—	—	—
Net asset value and redemption price per share	$13.68	$—	$—	$—	$—

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offeringprice per share is Net asset value plus 2.25% of offering price.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2022

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$288,308,998	$14,802,021	$858,976,477	$1,461,365,025	$11,616,196
Investment in securities, at value	$342,543,584	$17,077,340	$1,148,340,785	$2,250,160,214	$17,082,936
Cash with custodian	—	—	44,845,941	146,018,955	389,945
Restricted cash for futures	—	—	202,715	—	—
Receivables:
Accrued interest and dividends	23,290	775	481,893	1,952,688	11,920
Investments sold	6,399,814	518,827	8,163,911	35,198,946	466,071
Fund shares sold	1,220,655	—	33,348	2,220,451	70,166
Due from investment advisor	19,176	8,231	—	—	8,588
Prepaid expenses	37,414	25,712	36,746	51,978	25,590
Other assets	—	—	675,575	293,265	—
Total assets	350,243,933	17,630,885	1,202,780,914	2,435,896,497	18,055,216
LIABILITIES
Due to custodian bank	257,166	33,829	—	—	—
Collateral for securities loaned	—	—	27,870,725	93,849,332	—
Foreign currency overdraft (cost $60)	—	—	—	50	—
Variation margin on open futures contracts	—	—	26,975	—	—
Payables:
Investments purchased	5,963,795	394,462	12,687,166	60,028,109	438,009
Fund shares redeemed	1,069,734	—	1,156,606	1,867,061	—
Affiliates:
Investment advisory fees	251,626	13,433	898,917	1,279,319	14,288
Distribution fees	1,117	8	25,809	41,668	371
Deferred compensation to trustees	—	—	679,167	293,265	—
Trustees' fees and officer compensation	3,095	2,071	11,505	17,880	2,131
Other accounts payable and accrued liabilities	142,376	28,733	410,300	472,276	22,317
Total liabilities	7,688,909	472,536	43,767,170	157,848,960	477,116
NET ASSETS	$342,555,024	$17,158,349	$1,159,013,744	$2,278,047,537	$17,578,100
COMPOSITION OF NET ASSETS
Paid in capital	$415,567,162	$17,457,836	$884,921,215	$1,451,289,977	$12,100,797
Accumulated distributable earnings (loss)	(73,012,138)	(299,487)	274,092,529	826,757,560	5,477,303
NET ASSETS	$342,555,024	$17,158,349	$1,159,013,744	$2,278,047,537	$17,578,100
CLASS A SHARES†
Net assets applicable to shares outstanding	$23,762,050	$305,412	$900,166,684	$1,199,491,255	$5,180,906
Shares outstanding	901,870	30,131	31,878,032	31,290,130	386,217
Net asset value and redemption price per share	$26.35	$10.14	$28.24	$38.33	$13.41
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$27.66	$10.65	$29.65	$40.24	$14.08
CLASS C SHARES†*
Net assets applicable to shares outstanding	$4,425,243	$—	$12,280,798	$84,103,726	$2,202,127
Shares outstanding	164,621	—	1,113,449	2,180,589	172,391
Net asset value and redemption price per share	$26.88	$—	$11.03	$38.57	$12.77
CLASS I SHARES†
Net assets applicable to shares outstanding	$292,187,185	$16,497,471	$246,566,262	$977,764,827	$10,195,067
Shares outstanding	10,724,553	1,612,144	5,740,413	26,787,582	758,506
Net asset value and redemption price per share	$27.24	$10.23	$42.95	$36.50	$13.44
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$22,180,546	$355,466	$—	$16,687,729	$—
Shares Outstanding	811,661	34,732	—	457,066	—
Net asset value and redemption price per share	$27.33	$10.23	$—	$36.51	$—

†  No par value; unlimited number of shares authorized.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2022

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
ASSETS
Investments in securities, at cost	$31,051,673	$182,511,375	$392,037,062	$58,165,742	$203,141,080
Investment in securities, at value	$40,719,935	$184,567,897	$366,045,358	$75,075,353	$223,447,242
Cash with custodian	2,388,426	1,703,457	—	1,263,698	5,901,056
Foreign currency (cost $137,329, $350,217, $40,094 and $2,918)	—	137,325	350,217	39,828	2,916
Receivables:
Accrued interest and dividends	22,791	528,210	202,101	93,075	322,494
Investments sold	—	—	7,496,927	120,983	1,522,117
Fund shares sold	203	75,357	1,373,455	9,022	445,969
Due from investment advisor	13,757	79,305	114,286	11,716	43,639
Prepaid expenses	12,564	25,539	35,508	21,269	30,270
Deferred offering costs	—	—	—	—	—
Other assets	72,811	45,829	13,505	23,507	110,291
Total assets	43,230,487	187,162,919	375,631,357	76,658,451	231,825,994
LIABILITIES
Due to custodian bank	—	—	866,295	—	—
Collateral for securities loaned	211,560	10,959,862	5,515,745	2,209,522	16,573,587
Payables:
Investments purchased	425,656	1,705,794	7,389,206	840,077	2,881,305
Fund shares redeemed	—	246,857	531,539	9,151	208,730
Affiliates:
Investment advisory fees	34,707	164,280	341,591	65,592	174,624
Distribution fees	333	1,510	1,682	655	3,181
Deferred compensation to trustees	72,811	45,829	13,505	23,507	110,291
Trustees' fees and officer compensation	2,322	3,443	3,568	3,548	3,138
Other accounts payable and accrued liabilities	25,683	201,953	2,067,815	89,238	150,308
Total liabilities	773,072	13,329,528	16,730,946	3,241,290	20,105,164
NET ASSETS	$42,457,415	$173,833,391	$358,900,411	$73,417,161	$211,720,830
COMPOSITION OF NET ASSETS
Paid in capital	$31,925,141	$186,619,620	$472,322,561	$53,916,136	$201,815,940
Accumulated distributable earnings (loss)	10,532,274	(12,786,229)	(113,422,150)	19,501,025	9,904,890
NET ASSETS	$42,457,415	$173,833,391	$358,900,411	$73,417,161	$211,720,830
CLASS A SHARES†
Net assets applicable to shares outstanding	$11,627,791	$46,993,225	$36,889,800	$21,142,688	$86,402,552
Shares outstanding	733,272	3,045,886	2,542,622	1,838,239	9,439,786
Net asset value and redemption price per share	$15.86	$15.43	$14.51	$11.50	$9.15
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$16.65	$16.20	$15.23	$12.07	$9.61
CLASS C SHARES†*
Net assets applicable to shares outstanding	$169,810	$1,988,963	$6,153,093	$725,869	$7,528,026
Shares outstanding	12,787	154,633	461,082	77,669	973,916
Net asset value and redemption price per share	$13.28	$12.86	$13.34	$9.35	$7.73
CLASS I SHARES†
Net assets applicable to shares outstanding	$30,659,814	$120,519,692	$315,857,518	$51,537,609	$117,790,252
Shares outstanding	1,863,936	7,483,376	21,535,684	4,259,779	12,362,750
Net asset value and redemption price per share	$16.45	$16.10	$14.67	$12.10	$9.53
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$4,331,511	$—	$10,995	$—
Shares Outstanding	—	266,025	—	908	—
Net asset value and redemption price per share	$—	$16.28	$—	$12.11	$—

†  No par value; unlimited number of shares authorized.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2022

	INTERNATIONAL SMALL CAP GROWTH FUND	GLOBAL SUSTAINABLE EQUITIES FUND	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$1,810,494	$7,877,050	$39,163,208		$42,928,591		$380,834,508
Investment in securities, at value	$1,614,517	$6,431,138	$33,728,125		$37,515,455		$360,884,466
Cash with custodian	101,428	198,666	119,780		—		4,389,528
Restricted cash for futures	—	—	—		—		577,013
Foreign currency (cost $2,197 and $1,204)	2,197	1,193	—		—		—
Variation margin on open futures contracts	—	—	20,635		—		—
Receivables:
Accrued interest and dividends	4,454	11,161	234,944		540,950		1,949,560
Investments sold	—	—	499,389		582,745		1,909,698
Fund shares sold	—	30,000	13,643		—		—
Due from investment advisor	33,567	51,589	8,271		12,854		—
Prepaid expenses	5,099	5,553	23,013		21,385		25,592
Deferred offering costs	57,217	19,316	—		—		—
Other assets	—	—	26,451		80,238		—
Total assets	1,818,479	6,748,616	34,674,251		38,753,627		369,735,857
LIABILITIES
Due to custodian bank	—	—	—		72,562		—
Collateral for securities loaned	—	—	648,848		1,689,300		7,943,858
Variation margin on open futures contracts	—	—	—		—		184,508
Payables:
Investments purchased	17,935	—	62,206		267,560		1,790,406
Fund shares redeemed	—	—	49,358		172,867		5,866
Dividends payable	—	—	4,288		7,496		622,340
Affiliates:
Investment advisory fees	1,404	4,666	13,179		18,584		91,441
Distribution fees	—	13	463		787		59
Deferred compensation to trustees	—	—	26,451		80,238		—
Trustees' fees and officer compensation	990	172	2,425		2,293		3,479
Other accounts payable and accrued liabilities	29,863	33,107	34,421		46,161		57,807
Total liabilities	50,192	37,958	841,639		2,357,848		10,699,764
NET ASSETS	$1,768,287	$6,710,658	$33,832,612		$36,395,779		$359,036,093
COMPOSITION OF NET ASSETS
Paid in capital	$2,247,334	$8,243,351	$39,852,849		$52,923,663		$385,138,302
Accumulated distributable earnings (loss)	(479,047)	(1,532,693)	(6,020,237)		(16,527,884)		(26,102,209)
NET ASSETS	$1,768,287	$6,710,658	$33,832,612		$36,395,779		$359,036,093
CLASS A SHARES†
Net assets applicable to shares outstanding	$12,845	$440,287	$14,662,475		$26,774,680		$2,128,489
Shares outstanding	1,678	58,392	1,690,684		3,669,465		229,279
Net asset value and redemption price per share	$7.65	$7.54	$8.67		$7.30		$9.28
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$8.03	$7.92	$8.87	#	$7.47	#	$9.49	#
CLASS C SHARES†*
Net assets applicable to shares outstanding	$7,618	$7,491	$548,612		$471,159		$—
Shares outstanding	1,000	1,000	63,280		60,441		—
Net asset value and redemption price per share	$7.62	$7.49	$8.67		$7.80		$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$1,740,161	$6,255,321	$18,621,525		$9,149,940		$356,907,604
Shares outstanding	227,101	827,820	2,146,390		1,253,620		38,470,206
Net asset value and redemption price per share	$7.66	$7.56	$8.68		$7.30		$9.28
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$7,663	$7,559	$—		$—		$—
Shares Outstanding	1,000	1,000	—		—		—
Net asset value and redemption price per share	$7.66	$7.56	$—		$—		$—

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2022

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$45,770,890	$27,644	$499,354	$5,359,589	$1,059,854
(Amortization)/accretion of investment securities	(209,506,560)	—	—	(16,499,091)	(1,870,695)
Net interest	(163,735,670)	27,644	499,354	(11,139,502)	(810,841)
Dividends	160,405,677	9,804,877	11,381,775	7,795,358	943,101
Dividends from affiliated funds	5,570,311	—	—	—	—
Foreign Taxes Withheld	(8,641)	—	(161,418)	—	1,208
Securities lending income	849,141	24,457	65,686	871,485	99,422
Other income	3,945,027	—	1,894,239	—	—
Total investment income	7,025,845	9,856,978	13,679,636	(2,472,659)	232,890
EXPENSES
Investment advisory fees	116,939,758	4,573,528	8,423,376	8,901,823	1,655,655
Performance fees	—	—	—	—	—
Distribution fees
Class A	3,437,644	95,262	135,119	862,955	35,323
Class C	3,273,331	75,865	302,593	540,314	42,892
Dividend or interest expense on short positions	26,366,837	—	5,107,563	—	—
Transfer agent fees	14,973,811	722,205	616,811	1,193,631	181,436
Fund administration fees	999,527	34,563	37,666	69,378	10,715
Accounting fees	888,182	47,739	46,656	71,333	26,212
Trustees' fees and officer compensation	595,852	34,201	36,339	55,783	20,808
Legal fees	546,720	26,253	31,113	46,027	16,677
Printing and mailing fees	539,097	36,878	24,129	48,765	13,322
Registration fees	411,917	80,752	57,441	91,693	52,286
Custodian fees	411,470	31,891	102,838	24,379	13,168
Audit fees	358,825	21,489	24,085	32,324	12,564
Other	927,247	9,778	29,745	82,270	314
Total expenses	170,670,218	5,790,404	14,975,474	12,020,675	2,081,372
Less expense reductions	(999,822)	—	—	—	—
Net expenses	169,670,396	5,790,404	14,975,474	12,020,675	2,081,372
NET INVESTMENT INCOME (LOSS)	(162,644,551)	4,066,574	(1,295,838)	(14,493,334)	(1,848,482)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(524,161,326)	(16,854,923)	(64,140,152)	18,057,598	(2,391,263)
Purchased options	(217,641,056)	(7,196,081)	(51,617,203)	(374,169)	175,657
Foreign currency transactions	(398,271)	—	353,527	—	(33,466)
Forward foreign currency contracts	37,471,945	—	—	751,744	—
Written options	694,117,978	38,332,109	43,547,131	—	—
Short positions	496,471,648	—	59,395,136	—	—
Total return swaps	3,387,341	—	—	—	—
Futures contracts	50	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(2,862,299,275)	(94,406,087)	(74,197,431)	(334,669,676)	(57,928,509)
Affiliated funds	(22,022,540)	—	—	—	—
Purchased options	(894,760)	(5,369,852)	7,000,070	1,193,274	62,386
Foreign currency translations	(16,733,282)	—	(7,741)	—	(11,923)
Forward foreign currency contracts	(2,285,846)	—	—	(86,456)	—
Written options	278,775,525	11,349,750	7,504,114	—	—
Short positions	1,318,837,820	—	28,967,453	—	—
Total return swaps	615,684	—	—	—	—
NET GAIN (LOSS)	(816,758,365)	(74,145,084)	(43,195,096)	(315,127,685)	(60,127,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(979,402,916)	$(70,078,510)	$(44,490,934)	$(329,621,019)	$(61,975,600)
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2022

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$61,290	$2,705	$396,738	$4,699,767	$5,123
(Amortization)/accretion of investment securities	—	—	—	(6,853,663)	—
Net interest	61,290	2,705	396,738	(2,153,896)	5,123
Dividends	2,036,690	116,636	9,085,946	33,246,308	275,566
Dividend taxes withheld	(107)	—	(4,819)	(14,912)	—
Securities lending income	—	—	66,217	448,740	697
Other income	—	—	16	—	—
Total investment income	2,097,873	119,341	9,544,098	31,526,240	281,386
EXPENSES
Investment advisory fees	3,540,107	182,484	13,066,506	17,325,938	178,025
Distribution fees
Class A	65,654	489	2,804,495	3,380,442	12,984
Class C	42,317	—	179,118	907,211	19,890
Transfer agent fees	484,605	14,308	1,445,886	2,169,205	22,325
Fund administration fees	22,145	1,061	79,945	141,120	988
Accounting fees	36,882	13,037	81,398	133,217	16,159
Trustees' fees and officer compensation	27,511	14,856	62,198	97,855	14,838
Legal fees	33,552	10,736	50,199	77,399	11,212
Printing and mailing fees	44,212	8,460	118,910	95,194	7,653
Registration fees	105,624	45,632	68,027	94,005	50,298
Custodian fees	50,102	11,704	38,464	48,108	471
Audit fees	18,816	9,601	35,124	56,601	9,585
Other	24,247	5,534	96,210	155,332	5,043
Total expenses	4,495,774	317,902	18,126,480	24,681,627	349,471
Less expense reductions	(292,694)	(106,234)	—	—	(120,770)
Net expenses	4,203,080	211,668	18,126,480	24,681,627	228,701
NET INVESTMENT INCOME (LOSS)	(2,105,207)	(92,327)	(8,582,382)	6,844,613	52,685
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(123,002,610)	(2,469,497)	(6,445,082)	85,192,318	50,850
Purchased options	—	—	(3,511,419)	(17,466,274)	—
Forward foreign currency contracts	—	—	—	557,985	—
Written options	—	—	7,570,062	1,644,977	—
Futures contracts	—	—	(7,753)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(81,291,878)	(7,270,735)	(529,983,721)	(509,719,255)	(2,930,056)
Purchased options	—	—	36	(7,845,145)	—
Foreign currency translations	—	—	(4,069)	8	—
Forward foreign currency contracts	—	—	—	(51,896)	—
Written options	—	—	(19,178)	(775,511)	—
Futures contracts	—	—	(27,038)	—	—
NET GAIN (LOSS)	(204,294,488)	(9,740,232)	(532,428,162)	(448,462,793)	(2,879,206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(206,399,695)	$(9,832,559)	$(541,010,544)	$(441,618,180)	$(2,826,521)

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2022

	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
INVESTMENT INCOME
Interest	$16,456	$9,140		$203,341		$20,645		$495,651
(Amortization)/accretion of investment securities	—	—		32,603		—		(1,710,416)
Net interest	16,456	9,140		235,944		20,645		(1,214,765)
Dividends	513,981	5,043,622		9,619,043		1,473,845		3,570,794
Dividend taxes withheld	—	(263,598)		(1,100,391)		(66,603)		(205,275)
Securities lending income	31	45,331		25,723		7,548		34,407
Total investment income	530,468	4,834,495		8,780,319		1,435,435		2,185,161
EXPENSES
Investment advisory fees	460,308	2,266,448		4,935,165		934,348		2,485,643
Performance fees	—	321,477		—		89,038		—
Distribution fees
Class A	31,631	153,222		111,916		64,133		254,641
Class C	4,417	28,283		99,542		10,943		90,020
Transfer agent fees	31,861	261,126		559,162		70,196		262,396
Fund administration fees	2,526	12,641		23,499		5,155		13,831
Accounting fees	15,910	27,431		34,440		21,177		25,981
Trustees' fees and officer compensation	8,753	21,846		29,468		17,418		22,473
Legal fees	11,964	22,160		24,654		13,477		20,884
Printing and mailing fees	8,106	14,276		44,426		8,891		19,359
Registration fees	47,782	62,833		108,645		58,881		63,681
Custodian fees	2,443	74,397		331,013		17,318		35,735
Audit fees	10,076	13,135		16,819		10,840		13,776
Other	6,316	49,206		102,644		27,483		49,573
Total expenses	642,093	3,328,481		6,421,393		1,349,298		3,357,993
Less expense reductions	(192,104)	(1,223,993)		(1,489,399)		(200,665)		(602,953)
Net expenses	449,989	2,104,488		4,931,994		1,148,633		2,755,040
NET INVESTMENT INCOME (LOSS)	80,479	2,730,007		3,848,325		286,802		(569,879)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,399,226	(11,921,961	)(a)	(43,945,653	)(a)	5,353,136	(a)	(10,172,221)
Purchased options	—	(2,004,852)		(27,003,909)		(334,192)		127,893
Foreign currency transactions	—	(164,549)		(986,604)		(6,148)		18,001
Forward foreign currency contracts	—	(1,093,451)		(5)		(191,631)		—
Written options	—	—		—		—		132,010
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,783,898)	(91,130,275	)(b)	(118,563,797	)(b)	(38,537,016	)(b)	(53,145,962	)(b)
Purchased options	—	(341,522)		(785,827)		260,778		(5,805,502)
Foreign currency translations	—	(27,864)		8,979		(6,367)		(13,373)
Forward foreign currency contracts	—	(4,526)		—		(1,350)		—
NET GAIN (LOSS)	(8,384,672)	(106,689,000)		(191,276,816)		(33,462,790)		(68,859,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,304,193)	$(103,958,993)		$(187,428,491)		$(33,175,988)		$(69,429,033)

(a)  Net of foreign capital gains tax of $275,704, $719,843 and $104,010.

(b)  Net of change of $473,045, $556,752, $143,233 and $19,867 in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2022

	INTERNATIONAL SMALL CAP GROWTH FUND(a)	GLOBAL SUSTAINABLE EQUITIES FUND(b)	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$814	$2,283	$1,452,572	$2,257,284	$9,444,616
(Amortization)/accretion of investment securities	—	—	(48,552)	1,410	(2,136,737)
Net interest	814	2,283	1,404,020	2,258,694	7,307,879
Dividends	25,803	106,241	—	51,059	—
Dividend taxes withheld	(2,817)	(7,341)	—	—	—
Securities lending income	—	—	4,513	15,556	28,572
Total investment income	23,800	101,183	1,408,533	2,325,309	7,336,451
EXPENSES
Investment advisory fees	9,661	40,545	190,330	244,140	1,126,735
Distribution fees
Class A	13	735	45,185	74,539	6,550
Class C	49	73	7,312	5,966	—
Transfer agent fees	4,228	8,812	42,316	46,992	43,056
Fund administration fees	56	268	2,235	2,235	20,910
Accounting fees	14,811	15,063	24,706	33,336	48,873
Trustees' fees and officer compensation	7,615	11,393	15,570	15,585	26,362
Legal fees	5,135	11,512	13,508	18,993	18,797
Printing and mailing fees	2,782	4,608	9,303	11,777	9,300
Registration fees	1,462	3,424	47,108	48,176	35,782
Custodian fees	14,980	22,747	2,375	4,078	10,999
Audit fees	5,404	7,584	10,767	11,141	17,910
Offering costs and organizational fees	74,233	131,452	—	—	—
Other	16,030	26,458	17,431	30,722	50,970
Total expenses	156,459	284,674	428,146	547,680	1,416,244
Less expense reductions	(145,216)	(238,975)	(101,258)	(162,000)	—
Net expenses	11,243	45,699	326,888	385,680	1,416,244
NET INVESTMENT INCOME (LOSS)	12,557	55,484	1,081,645	1,939,629	5,920,207
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(288,603)	(136,951)	(345,708)	(194,245)	(2,952,229)
Purchased options	1,167	—	—	—	—
Foreign currency transactions	(3,121)	(4,369)	—	—	—
Forward foreign currency contracts	(5,043)	3	—	—	—
Written options	—	—	—	689	—
Futures contracts	—	—	(21,847)	—	(633,524)
Change in net unrealized appreciation/(depreciation) on:
Investments	(195,977)	(1,445,912)	(7,190,870)	(6,307,309)	(20,750,401)
Foreign currency translations	(27)	(154)	—	—	—
Written options	—	—	—	133	—
Futures contracts	—	—	21,693	—	(90,066)
NET GAIN (LOSS)	(491,604)	(1,587,383)	(7,536,732)	(6,500,732)	(24,426,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(479,047)	$(1,531,899)	$(6,455,087)	$(4,561,103)	$(18,506,013)

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(162,644,551)	$(388,424,053)	$4,066,574	$3,183,842	$(1,295,838)	$(3,719,786)
Net realized gain (loss)	489,248,309	(423,150,961)	14,281,105	(60,547,188)	(12,461,561)	70,289,688
Change in unrealized appreciation/(depreciation)	(1,306,006,674)	1,640,334,324	(88,426,189)	134,166,828	(30,733,535)	84,192,393
Net increase (decrease) in net assets resulting from operations	(979,402,916)	828,759,310	(70,078,510)	76,803,482	(44,490,934)	150,762,295
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(2,530,481)	(4,093,015)	(109,918)	(99,210)	—	—
Class C	—	(35,185)	—	(8,969)	—	—
Class I	(64,002,758)	(73,093,694)	(2,334,728)	(2,686,998)	—	—
Class R6	(617,073)	(18,182)	—	—	—	—
Total distributions	(67,150,312)	(77,240,076)	(2,444,646)	(2,795,177)	—	—
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	664,127,462	5,417,514,253	105,216,503	120,100,883	270,199,042	35,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	(382,425,766)	6,169,033,487	32,693,347	194,109,188	225,708,108	150,797,432
NET ASSETS
Beginning of year	$16,446,899,793	$10,277,866,306	$556,171,144	$362,061,956	$558,916,304	$408,118,872
End of year	$16,064,474,027	$16,446,899,793	$588,864,491	$556,171,144	$784,624,412	$558,916,304

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(14,493,334)	$(33,150,460)	$(1,848,482)	$(7,270,135)	$(2,105,207)	$(2,725,737)
Net realized gain (loss)	18,435,173	224,798,724	(2,249,072)	36,243,176	(123,002,610)	(3,877,881)
Change in unrealized appreciation/(depreciation)	(333,562,858)	131,877,289	(57,878,046)	11,365,716	(81,291,878)	93,664,468
Net increase (decrease) in net assets resulting from operations	(329,621,019)	323,525,553	(61,975,600)	40,338,757	(206,399,695)	87,060,850
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(49,468,941)	(23,380,794)	(2,202,209)	(1,045,348)	—	(448,442)
Class C	(8,312,063)	(3,892,096)	(688,433)	(393,770)	—	—
Class I	(154,675,818)	(64,455,836)	(30,244,502)	(16,845,247)	—	(6,108,848)
Class R6	—	—	—	—	—	(72,878)
Total distributions	(212,456,822)	(91,728,726)	(33,135,144)	(18,284,365)	—	(6,630,168)
Return of capital
Class A	—	—	—	—	—	(2)
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	(23)
Total return of capital	—	—	—	—	—	(25)
CAPITAL SHARE TRANSACTIONS	(96,875,594)	259,758,376	(57,001,247)	53,416,871	94,246,952	238,535,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	(638,953,435)	491,555,203	(152,111,991)	75,471,263	(112,152,743)	318,966,052
NET ASSETS
Beginning of year	$1,655,430,616	$1,163,875,413	$284,001,666	$208,530,403	$454,707,767	$135,741,715
End of year	$1,016,477,181	$1,655,430,616	$131,889,675	$284,001,666	$342,555,024	$454,707,767

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(92,327)	$(229,308)	$(8,582,382)	$(12,969,158)	$6,844,613	$5,776,818
Net realized gain (loss)	(2,469,497)	3,728,407	(2,394,192)	219,548,739	69,929,006	146,171,654
Change in unrealized appreciation/(depreciation)	(7,270,735)	4,844,369	(530,033,970)	417,371,448	(518,391,799)	611,904,786
Net increase (decrease) in net assets resulting from operations	(9,832,559)	8,343,468	(541,010,544)	623,951,029	(441,618,180)	763,853,258
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(17,064)	—	(152,810,088)	(128,871,354)	(82,367,258)	(36,912,502)
Class C	—	—	(5,873,124)	(7,716,439)	(4,863,487)	(2,400,579)
Class I	(2,419,370)	—	(29,081,247)	(24,434,261)	(72,241,118)	(30,498,794)
Class R6	(46,994)	—	—	—	(409,283)	(122,602)
Total distributions	(2,483,428)	—	(187,764,459)	(161,022,054)	(159,881,146)	(69,934,477)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	3,020,993	1,038,619	29,684,003	(25,604,069)	31,501,713	70,103,447
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,294,994)	9,382,087	(699,091,000)	437,324,906	(569,997,613)	764,022,228
NET ASSETS
Beginning of year	$26,453,343	$17,071,256	$1,858,104,744	$1,420,779,838	$2,848,045,150	$2,084,022,922
End of year	$17,158,349	$26,453,343	$1,159,013,744	$1,858,104,744	$2,278,047,537	$2,848,045,150

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$52,685	$18,413	$80,479	$(10,223)	$2,730,007	$974,290
Net realized gain (loss)	50,850	1,572,517	1,399,226	5,011,477	(15,184,813)	46,699,886
Change in unrealized appreciation/(depreciation)	(2,930,056)	3,963,573	(9,783,898)	12,585,439	(91,504,187)	25,042,069
Net increase (decrease) in net assets resulting from operations	(2,826,521)	5,554,503	(8,304,193)	17,586,693	(103,958,993)	72,716,245
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(425,805)	(314,294)	(1,043,899)	(561,996)	(11,177,695)	(3,751,792)
Class C	(157,226)	(62,147)	(63,375)	(60,882)	(630,114)	(440,816)
Class I	(876,353)	(798,425)	(2,763,310)	(1,424,305)	(30,545,299)	(9,711,583)
Class R6	—	—	—	—	(235,038)	(65,577)
Total distributions	(1,459,384)	(1,174,866)	(3,870,584)	(2,047,183)	(42,588,146)	(13,969,768)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	4,334,104	(42,481)	949,359	(9,582,232)	18,279,801	19,150,551
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,199	4,337,156	(11,225,418)	5,957,278	(128,267,338)	77,897,028
NET ASSETS
Beginning of year	$17,529,901	$13,192,745	$53,682,833	$47,725,555	$302,100,729	$224,203,701
End of year	$17,578,100	$17,529,901	$42,457,415	$53,682,833	$173,833,391	$302,100,729

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$3,848,325	$(109,922)	$286,802	$(391,724)	$(569,879)	$(563,566)
Net realized gain (loss)	(71,936,171)	(14,408,321)	4,821,165	15,178,391	(9,894,317)	18,527,788
Change in unrealized appreciation/(depreciation)	(119,340,645)	32,165,730	(38,283,955)	23,506,666	(58,964,837)	45,478,341
Net increase (decrease) in net assets resulting from operations	(187,428,491)	17,647,487	(33,175,988)	38,293,333	(69,429,033)	63,442,563
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(175,029)	(747,004)	(3,462,651)	(1,621,951)	(6,304,125)	(6,002,158)
Class C	—	(333,159)	(185,192)	(377,975)	(644,077)	(624,026)
Class I	(3,000,642)	(5,912,444)	(9,750,158)	(4,817,056)	(8,160,730)	(4,693,425)
Class R6	—	—	(17,305)	(8,657)	—	—
Total distributions	(3,175,671)	(6,992,607)	(13,415,306)	(6,825,639)	(15,108,932)	(11,319,609)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	(30,492,519)	331,901,974	(17,417,765)	14,327,412	14,369,955	66,293,575
TOTAL INCREASE (DECREASE) IN NET ASSETS	(221,096,681)	342,556,854	(64,009,059)	45,795,106	(70,168,010)	118,416,529
NET ASSETS
Beginning of year	$579,997,092	$237,440,238	$137,426,220	$91,631,114	$281,888,840	$163,472,311
End of year	$358,900,411	$579,997,092	$73,417,161	$137,426,220	$211,720,830	$281,888,840

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	INTERNATIONAL SMALL CAP GROWTH FUND	GLOBAL SUSTAINABLE EQUITIES FUND	TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2022(a)	YEAR ENDED OCTOBER 31, 2022(b)	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$12,557	$55,484	$1,081,645	$1,462,011
Net realized gain (loss)	(295,600)	(141,317)	(367,555)	997,311
Change in unrealized appreciation/(depreciation)	(196,004)	(1,446,066)	(7,169,177)	(2,367,572)
Net increase (decrease) in net assets resulting from operations	(479,047)	(1,531,899)	(6,455,087)	91,750
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	(715,465)	(542,753)
Class C	—	—	(23,532)	(20,122)
Class I	—	—	(1,122,873)	(1,303,761)
Class R6	—	—	—	—
Total distributions	—	—	(1,861,870)	(1,866,636)
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Total return of capital	—	—	—	—
CAPITAL SHARE TRANSACTIONS	2,247,334	8,242,557	(25,023,659)	(17,806,314)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,768,287	6,710,658	(33,340,616)	(19,581,200)
NET ASSETS
Beginning of year	$—	$—	$67,173,228	$86,754,428
End of year	$1,768,287	$6,710,658	$33,832,612	$67,173,228

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$1,939,629	$1,767,010	$5,920,207	$3,245,427
Net realized gain (loss)	(193,556)	(386,223)	(3,585,753)	751,114
Change in unrealized appreciation/(depreciation)	(6,307,176)	3,597,031	(20,840,467)	(2,217,051)
Net increase (decrease) in net assets resulting from operations	(4,561,103)	4,977,818	(18,506,013)	1,779,490
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,423,098)	(1,080,427)	(38,158)	(134,481)
Class C	(22,262)	(20,245)	—	—
Class I	(524,930)	(288,687)	(6,266,171)	(7,632,234)
Class R6	—	—	—	—
Total distributions	(1,970,290)	(1,389,359)	(6,304,329)	(7,766,715)
Return of capital
Class A	—	(465,338)	—	—
Class C	—	(8,676)	—	—
Class I	—	(124,338)	—	—
Total return of capital	—	(598,352)	—	—
CAPITAL SHARE TRANSACTIONS	(1,566,132)	3,226,381	74,786,794	135,382,170
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,097,525)	6,216,488	49,976,452	129,394,945
NET ASSETS
Beginning of year	$44,493,304	$38,276,816	$309,059,641	$179,664,696
End of year	$36,395,779	$44,493,304	$359,036,093	$309,059,641

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of twenty series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund (commenced operations on March 31, 2022), Global Sustainable Equities Fund (commenced operations on December 17, 2021), Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund, Global Equity Fund, International Small Cap Growth Fund, and Global Sustainable Equities Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, have designated Calamos Advisors LLC ("Calamos Advisors") to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Funds' NAVs are determined. The valuation of the Funds' investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business

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Notes to Financial Statements

day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity and Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 – 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2016.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

AVERAGE DAILY NET ASSETS	INTERNATIONAL SMALL CAP GROWTH FUND ANNUAL RATE
First $500 million	0.95%
Next $500 million	0.90%
Over $1 billion	0.85%

The Global Sustainable Equities Fund has a flat rate of 0.85% of the average daily net assets of the Fund.

www.calamos.com

Notes to Financial Statements

The average investment advisory fee as of the period ended October 31, 2022 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.65%
Hedged Equity Fund	0.74
Phineus Long/Short Fund	1.24
Convertible Fund	0.71
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95
Growth Fund	0.90
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Global Equity Fund	1.00
Global Opportunities Fund	1.00
International Small Cap Growth Fund	0.95
Global Sustainable Equities Fund	0.85
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended October 31, 2022, the total advisory fees waived pursuant to such agreement were $999,822 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2022, the Market Neutral Income Fund had holdings of $325.9 million in STBF. During the period from November 1, 2021 through October 31, 2022, the Market Neutral Income Fund had net subscriptions of $75.0 million and earned $5.6 million in dividends.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets through March 1, 2024 (except as noted) as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Hedged Equity Fund	1.25%	2.00%	1.00%	—
Calamos Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Calamos Convertible Fund	1.75%	2.50%	1.50%	—
Calamos Global Convertible Fund	1.35%	2.10%	1.10%	—
Calamos Timpani Small Cap Growth Fund	1.30%	2.05%	1.05%	1.05% less the annual sub-transfer agency ratio*
Calamos Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Growth Fund	1.75%	2.50%	1.50%	—
Calamos Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Dividend Growth Fund	1.35%	2.10%	1.10%	—
Calamos Select Fund	1.15%	1.90%	0.90%	—
Calamos International Growth Fund(1)	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio*
Calamos Evolving World Growth Fund	1.30%	2.05%	1.05%	—
Calamos Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Calamos Global Opportunities Fund	1.22%	1.97%	0.97%	—

www.calamos.com

Notes to Financial Statements

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos International Small Cap Growth Fund(2)	1.35%	2.10%	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Global Sustainable Equities Fund(2)	1.20%	1.95%	0.95%	0.95% less the annual sub-transfer agency ratio*
Calamos Total Return Bond Fund	0.90%	1.65%	0.65%	—
Calamos High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Calamos Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(1)  For the Period March 1, 2023 through March 1, 2024, Class A Shares 1.20%, Class C Shares 1.95%, Class I Shares 0.95%, Class R6 Shares 0.95% less the annual sub-transfer agency ratio.

(2)  The Contractual limitation is through March 31, 2025 for the Calamos International Small Cap Growth Fund and March 1, 2025 for the Calamos Global Sustainable Equities Fund.

For the year ended October 31, 2022, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$999,822
Timpani Small Cap Growth Fund	292,694
Timpani SMID Growth Fund	106,234
Dividend Growth Fund	120,770
Select Fund	192,104
International Growth Fund	1,223,993
Evolving World Growth Fund	1,489,399
Global Equity Fund	200,665
Global Opportunities Fund	602,953
International Small Cap Growth Fund	145,216
Global Sustainable Equities Fund	238,975
Total Return Bond Fund	101,258
High Income Opportunities Fund	162,000

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended October 31, 2022, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$54,046
Hedged Equity Fund	11,074
Phineus Long/Short Fund	19,878
Convertible Fund	7,139
Global Convertible Fund	136
Timpani Small Cap Growth Fund	17,494
Timpani SMID Growth Fund	761
Growth Fund	59,693
Growth and Income Fund	129,796
Dividend Growth Fund	2,653
Select Fund	365
International Growth Fund	2,387
Evolving World Growth Fund	2,853
Global Equity Fund	1,959
Global Opportunities Fund	4,822
Total Return Bond Fund	79
High Income Opportunities Fund	445
Short-Term Bond Fund	76

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2022, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	69%
Select Fund	33
Global Equity Fund	30
International Small Cap Growth Fund	87
Global Sustainable Equities Fund	29
High Income Opportunities Fund	32

As of October 31, 2022, the Market Neutral Income Fund held 90.7% of the outstanding shares of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

www.calamos.com

Notes to Financial Statements

At October 31, 2022, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$138,315
Convertible Fund	140,120
Growth Fund	679,168
Growth and Income Fund	293,265
Select Fund	72,811
International Growth Fund	45,829
Evolving World Growth Fund	13,505
Global Equity Fund	23,507
Global Opportunities Fund	110,291
Total Return Bond Fund	26,451
High Income Opportunities Fund	80,238

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2022.

Interfund Lending Program and Joint Credit Agreement

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an "Interfund Loan") for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "InterFund Program"). The InterFund Program is subject to a number of conditions, which are discussed in detail in the Funds' statement of additional information. Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund. No Interfund Loans were made during the period.

On April 30, 2021, the Trust, on behalf of the Funds, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Effective May 10, 2022, Global Sustainable Fund and International Small Cap Fund were added to the Credit Agreement. On November 30, 2022, the Credit Agreement was increased to $100,000,000. Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At October 31, 2022, there were no borrowings under the Credit Agreement. Please see the supplement to the Prospectus and Statement of Additional Information for more information about the Credit Agreement.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2022 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$13,002,386,764	$—	$9,695,384,628
Hedged Equity Fund	—	336,344,922	—	198,438,297
Phineus Long/Short Fund	—	3,409,868,991	—	2,820,467,298
Convertible Fund	—	481,370,690	—	742,107,703
Global Convertible Fund	1,259,868	57,412,276	2,557,292	135,869,146
Timpani Small Cap Growth Fund	—	866,411,679	—	763,291,819
Timpani SMID Growth Fund	—	39,676,939	—	39,282,673
Growth Fund	—	596,487,328	—	752,620,277
Growth and Income Fund	98,755,712	479,146,952	23,547,048	723,980,946
Dividend Growth Fund	—	6,799,381	—	4,366,177
Select Fund	—	15,292,633	—	19,896,433
International Growth Fund	—	286,389,898	—	309,123,511
Evolving World Growth Fund	—	572,590,970	—	607,285,185
Global Equity Fund	—	70,419,593	—	100,634,796
Global Opportunities Fund	7,182,867	220,724,324	—	222,276,896
International Small Cap Growth Fund	—	3,119,822	—	1,020,726
Global Sustainable Equities Fund	—	8,335,918	—	321,915
Total Return Bond Fund	6,955,860	4,611,493	14,279,587	23,558,993
High Income Opportunities Fund	—	11,917,237	—	12,416,807
Short-Term Bond Fund	49,479,629	223,288,546	42,090,238	132,107,764

The following information is presented on a federal income tax basis as of October 31, 2022. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2022 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$13,163,777,274	$2,813,939,390	$(2,505,972,936)	$307,966,454
Hedged Equity Fund	502,281,767	120,048,222	(35,441,038)	84,607,184
Phineus Long/Short Fund	402,579,999	75,636,317	(64,592,587)	11,043,730
Convertible Fund	1,109,522,979	72,812,605	(94,138,430)	(21,325,825)
Global Convertible Fund	169,546,117	8,079,995	(38,398,162)	(30,318,167)
Timpani Small Cap Growth Fund	290,825,247	59,881,416	(8,163,079)	51,718,337
Timpani SMID Growth Fund	14,945,757	2,663,062	(531,479)	2,131,583
Growth Fund	862,438,204	318,366,769	(32,438,211)	285,928,558
Growth and Income Fund	1,477,344,578	830,059,933	(57,244,297)	772,815,636
Dividend Growth Fund	11,637,869	5,626,341	(181,274)	5,445,067
Select Fund	31,139,598	9,701,605	(121,268)	9,580,337
International Growth Fund	182,531,566	19,643,864	(17,607,533)	2,036,331
Evolving World Growth Fund	393,880,722	31,302,873	(59,138,237)	(27,835,364)
Global Equity Fund	58,240,950	18,471,142	(1,636,739)	16,834,403
Global Opportunities Fund	203,247,710	31,563,312	(11,363,780)	20,199,532
International Small Cap Growth Fund	1,810,494	36,515	(232,426)	(195,911)
Global Sustainable Equities Fund	7,877,050	110,906	(1,556,818)	(1,445,912)

www.calamos.com

Notes to Financial Statements

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Bond Fund	$39,314,682	$19,013	$(5,605,570)	$(5,586,557)
High Income Opportunities Fund	42,919,410	116,170	(5,520,125)	(5,403,955)
Short-Term Bond Fund	384,687,930	529,754	(23,963,808)	(23,434,054)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2022, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$(17,219,110)	$275,922,390	$(258,703,280)
Hedged Equity Fund	—	(183,621)	183,621
Phineus Long/Short Fund	(356,595)	346,922	9,673
Convertible Fund	2,678,037	20,425,530	(23,103,567)
Global Convertible Fund	(1,221,496)	1,901,733	(680,237)
Timpani Small Cap Growth Fund	(2,130,578)	2,105,207	25,371
Timpani SMID Growth Fund	(93,513)	92,327	1,186
Growth Fund	(8,589,150)	8,575,778	13,372
Growth and Income Fund	2,308,876	11,935,705	(14,244,581)
Dividend Growth Fund	56,182	(449)	(55,733)
Select Fund	375,284	(84,895)	(290,389)
International Growth Fund	1,469,312	(2,732,009)	1,262,697
Evolving World Growth Fund	(89,466)	(467,991)	557,457
Global Equity Fund	2,124,245	(202,329)	(1,921,916)
Global Opportunities Fund	(756,945)	614,926	142,019
International Small Cap Growth Fund	—	(8,164)	8,164
Global Sustainable Equities Fund	794	(5,161)	4,367
Total Return Bond Fund	(2)	62,333	(62,331)
High Income Opportunities Fund	(1,267)	54,765	(53,498)
Short-Term Bond Fund	726	2,368,714	(2,369,440)

Distributions were characterized for federal income tax purposes as follows:

These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt Instruments, distribution treatment for redeeming shareholders, and methods of amortizing and accreting for fixed income securities.

	YEAR OR PERIOD ENDED OCTOBER 31, 2022			YEAR ENDED OCTOBER 31, 2021
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$67,150,312	$—	$—	$77,240,076	$—	$—
Hedged Equity Fund	2,444,646	—	—	2,795,177	—	—
Phineus Long/Short Fund	—	—	—	—	—	—
Convertible Fund	54,892,564	157,564,258	—	23,011,285	68,717,440	—
Global Convertible Fund	17,366,007	15,769,528	391	8,075,991	10,208,374	—
Timpani Small Cap Growth Fund	—	—	—	—	6,630,168	25

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	YEAR OR PERIOD ENDED OCTOBER 31, 2022			YEAR ENDED OCTOBER 31, 2021
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Timpani SMID Growth Fund	$334,328	$2,149,114	$14	$—	$—	$—
Growth Fund	56,615,558	131,149,309	408	2,572,719	158,449,335	—
Growth and Income Fund	55,045,973	104,835,173	—	35,180,486	34,753,991	—
Dividend Growth Fund	58,287	1,401,097	—	22,251	1,152,615	—
Select Fund	1,439,973	2,430,611	—	—	2,047,183	—
International Growth Fund	13,108,287	29,479,859	—	941,757	13,028,011	—
Evolving World Growth Fund	3,175,671	—	—	91,008	6,901,599	—
Global Equity Fund	1,770,057	11,645,249	—	514,069	6,311,570	—
Global Opportunities Fund	5,452,181	9,656,929	178	3,527,218	7,792,391	—
International Small Cap Growth Fund	—	—	—	—	—	—
Global Sustainable Equities Fund	—	—	—	—	—	—
Total Return Bond Fund	1,140,747	721,123	—	1,866,636	—	—
High Income Opportunities Fund	1,970,290	—	—	1,389,359	—	598,352
Short-Term Bond Fund	6,304,329	—	—	6,716,397	1,050,318	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$71,342,750	$1,832,412	$229,385	$3,809,627	$—
Undistributed capital gains	—	—	—	—	—
Total undistributed earnings	71,342,750	1,832,412	229,385	3,809,627	—
Accumulated capital and other losses	(190,021,975)	(65,097,157)	(13,429,764)	(1,756,920)	(3,519,933)
Net unrealized gains/(losses)	283,817,978	84,607,184	11,033,935	(21,352,545)	(30,325,218)
Total accumulated earnings/(losses)	165,138,753	21,342,439	(2,166,444)	(19,299,838)	(33,845,151)
Other	(94,341)	286,851	(1,975,252)	(112,869)	(14,628)
Paid-in-capital	15,899,429,615	567,235,201	788,766,108	1,035,889,888	165,749,454
Net assets applicable to common shareholders	$16,064,474,027	$588,864,491	$784,624,412	$1,016,477,181	$131,889,675
	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$—	$—	$—	$8,122,160	$32,236
Undistributed capital gains	—	—	—	61,852,615	—
Total undistributed earnings	—	—	—	69,974,775	32,236
Accumulated capital and other losses	(124,740,114)	(2,431,448)	(11,704,895)	(7,208,776)	—
Net unrealized gains/(losses)	51,718,336	2,131,583	285,896,780	772,815,646	5,445,067
Total accumulated earnings/(losses)	(73,021,778)	(299,865)	274,191,885	835,581,645	5,477,303
Other	9,640	378	(99,356)	(8,824,085)	—
Paid-in-capital	415,567,162	17,457,836	884,921,215	1,451,289,977	12,100,797
Net assets applicable to common shareholders	$342,555,024	$17,158,349	$1,159,013,744	$2,278,047,537	$17,578,100

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Notes to Financial Statements

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
Undistributed ordinary income	$—	$—	$3,554,132	$89,726	$—
Undistributed capital gains	1,053,180	—	—	3,033,133	—
Total undistributed earnings	1,053,180	—	3,554,132	3,122,859	—
Accumulated capital and other losses	—	(14,636,068)	(87,197,640)	(320,118)	(9,888,152)
Net unrealized gains/(losses)	9,580,337	1,919,328	(29,603,957)	16,783,221	20,118,424
Total accumulated earnings/(losses)	10,633,517	(12,716,740)	(113,247,465)	19,585,962	10,230,272
Other	(101,243)	(69,489)	(174,685)	(84,937)	(325,382)
Paid-in-capital	31,925,141	186,619,620	472,322,561	53,916,136	201,815,940
Net assets applicable to common shareholders	$42,457,415	$173,833,391	$358,900,411	$73,417,161	$211,720,830
	INTERNATIONAL SMALL CAP GROWTH FUND	GLOBAL SUSTAINABLE EQUITIES FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$4,327	$50,323	$71,999	$26,382	$2,032,199
Undistributed capital gains	—	—	—	—	—
Total undistributed earnings	4,327	50,323	71,999	26,382	2,032,199
Accumulated capital and other losses	(287,436)	(136,950)	(400,041)	(11,035,668)	(4,697,937)
Net unrealized gains/(losses)	(195,938)	(1,446,066)	(5,586,557)	(5,403,955)	(23,803,464)
Total accumulated earnings/(losses)	(479,047)	(1,532,693)	(5,914,599)	(16,413,241)	(26,469,202)
Other	—	—	(105,638)	(114,643)	366,993
Paid-in-capital	2,247,334	8,243,351	39,852,849	52,923,663	385,138,302
Net assets applicable to common shareholders	$1,768,287	$6,710,658	$33,832,612	$36,395,779	$359,036,093

The following Funds had capital loss carryforwards for the year ended October 31, 2022, with no expiration date, available to offset future realized capital gains:

Fund	Short-Term	Long-Term
Market Neutral Income Fund	$126,875,589	$—
Hedged Equity Fund	31,075,334	33,767,238
Phineus Long/Short Fund	12,413,147	—
Global Convertible Fund	3,518,542	—
Timpani Small Cap Growth Fund	124,740,114	—
Timpani SMID Growth Fund	2,431,448	—
Growth Fund	744,551	—
International Growth Fund	14,502,363	—
Evolving World Growth Fund	87,197,640	—
Global Opportunities Fund	9,698,578	—
International Small Cap Growth Fund	287,436	—
Global Sustainable Equities Fund	136,950	—
Total Return Bond Fund	354,549	45,492
High Income Opportunities Fund	1,250,326	9,785,342
Short-Term Bond Fund	2,928,815	1,769,122

The capital loss carryforwards utilized in the year ended October 31, 2022 in Market Neutral Income Fund and Hedged Equity Fund are $650,148,958 and $19,784,970, respectively.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2022, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other

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Notes to Financial Statements

instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2022, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$11,097	$1,411,373
Purchased options(2)	141,786,125	—
Written options(3)	—	307,297,350
	$141,797,222	$308,708,723
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$4,849,250	$—
Written options(3)	—	16,908,125
	$4,849,250	$16,908,125
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$2,948,400	$—
Written options(3)	—	6,864,450
	$2,948,400	$6,864,450
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$26,720
	$—	$26,720

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$295,050	$—
	$295,050	$—
	GROWTH FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$27,038
	$—	$27,038
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$5,934,980	$—
	$5,934,980	$—
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$996,796	$—
	$996,796	$—
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$4,343,790	$—
	$4,343,790	$—
	GLOBAL EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$361,463	$—
	$361,463	$—
	GLOBAL OPPORTUNITIES FUND
Gross amounts at fair value:
Purchased options(2)	$1,565,110	$—
	$1,565,110	$—
	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$2,765	$—
	$2,765	$—
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$27,442	$212,147
	$27,442	$212,147

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Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$—	$973,120	$—	$—	$973,120
Northern Trust Company	ISDA	11,097	285,508	—	—	274,411
State Street Bank and Trust	ISDA	—	152,745	152,745	—	—
		$11,097	$1,411,373	$152,745	$—	$1,247,531
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$—	$26,720	$—	$—	$26,720
		$—	$26,720	$—	$—	$26,720

For the year ended October 31, 2022, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	FUTURES CONTRACTS(5)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	825,524,289	191,825	—	201,795	51,402,986
Hedged Equity Fund	—	12,152	—	9,619	—
Phineus Long/Short Fund	—	715,977	—	751,182	—
Convertible Fund	34,682,787	—	—	—	—
Global Convertible Fund	—	796	—	—	—
Growth Fund	—	50,740	72	49,998	—
Growth and Income Fund	23,393,507	109,107	—	37,993	—
International Growth Fund	42,092,743	19,152	—	—	—
Evolving World Growth Fund	266	369,509	—	—	—
Global Equity Fund	8,764,506	3,981	—	—	—
Global Opportunities Fund	—	19,730	—	195	—
International Small Cap Growth Fund	52,844	36	—	—	—
Total Return Bond Fund	—	—	13	—	—
Short-Term Bond Fund	—	—	755	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Investments in securities, at value.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests the collateral into short term investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2022.

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$162,348,890	$68,867,924	$231,216,814	$195,924,164	$29,156,995	$225,081,159	$6,135,655
Hedged Equity Fund	1,650,445	3,743,000	5,393,445	5,280,586	—	5,280,586	112,859
Phineus Long/Short Fund	9,818,768	2,016,225	11,834,993	11,565,595	—	11,565,595	269,398
Convertible Fund	93,252,950	33,644,871	126,897,821	23,236,656	100,935,672	124,172,328	2,725,493
Global Convertible Fund	7,753,521	299,425	8,052,946	1,522,029	6,346,894	7,868,923	184,023
Growth Fund	27,870,725	2,982,712	30,853,437	31,206,054	—	31,206,054	(352,617)
Growth and Income Fund	93,849,332	5,786,668	99,636,000	34,490,003	62,745,009	97,235,012	2,400,988
Select Fund	211,560	163,718	375,278	370,457	—	370,457	4,821
International Growth Fund	10,959,862	3,098,999	14,058,861	13,460,155	—	13,460,155	598,706
Evolving World Growth Fund	5,515,745	—	5,515,745	5,582,586	—	5,582,586	(66,841)
Global Equity Fund	2,209,522	1,744,600	3,954,122	3,841,772	—	3,841,772	112,350
Global Opportunities Fund	16,573,587	472,875	17,046,462	5,711,333	10,826,371	16,537,704	508,758
Total Return Bond Fund	648,848	251,253	900,101	—	879,607	879,607	20,494
High Income Opportunities Fund	1,689,300	131,488	1,820,788	30,108	1,748,976	1,779,084	41,704
Short-Term Bond Fund	7,943,858	4,332,010	12,275,868	—	11,997,210	11,997,210	278,658

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

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Notes to Financial Statements

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,461,020,599	$—	$5,461,020,599
Corporate Bonds	—	153,343,694	—	153,343,694
Convertible Preferred Stocks	156,286,580	66,120,022	—	222,406,602
Common Stocks U.S.	8,345,596,572	327,070,085	—	8,672,666,657
Common Stocks Foreign	1,342,043	—	—	1,342,043
Exchange-Traded Funds	1,004,156,948	—	—	1,004,156,948
Investments in Affiliated Funds	325,887,150	—	—	325,887,150
Warrants	3,612,404	892,678	—	4,505,082
Rights	90,733	—	—	90,733
Purchased Options	125,326,250	16,459,875	—	141,786,125
Investment of Cash Collateral For Securities Loaned	—	162,348,890	—	162,348,890
Forward Foreign Currency Contracts	—	11,097	—	11,097
Total	$9,962,298,680	$6,187,266,940	$—	$16,149,565,620
Liabilities:
Common Stocks Sold Short U.S.	$2,237,776,689	$—	$—	$2,237,776,689
Common Stocks Sold Short Foreign	124,207,758	7,623,820	—	131,831,578
Written Options	307,297,350	—	—	307,297,350
Forward Foreign Currency Contracts	—	1,411,373	—	1,411,373
Total	$2,669,281,797	$9,035,193	$—	$2,678,316,990
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$569,215,202	$—	$—	$569,215,202
Exchange-Traded Funds	19,719,110	—	—	19,719,110
Convertible Bonds	—	6,773,967	—	6,773,967
Purchased Options	4,849,250	—	—	4,849,250
Investment of Cash Collateral For Securities Loaned	—	1,650,445	—	1,650,445
Total	$593,783,562	$8,424,412	$—	$602,207,974
Liabilities:
Written Options	$16,908,125	$—	$—	$16,908,125
Total	$16,908,125	$—	$—	$16,908,125

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$700,062,001	$—	$—	$700,062,001
Common Stocks Foreign	—	35,080,935	—	35,080,935
Exchange-Traded Funds	42,483,100	—	—	42,483,100
Purchased Options	2,948,400	—	—	2,948,400
Investment of Cash Collateral For Securities Loaned	—	9,818,768	—	9,818,768
Total	$745,493,501	$44,899,703	$—	$790,393,204
Liabilities:
Common Stocks Sold Short U.S.	$34,520,960	$—	$—	$34,520,960
Exchange-Traded Funds Sold Short	335,384,065	—	—	335,384,065
Written Options	6,864,450	—	—	6,864,450
Total	$376,769,475	$—	$—	$376,769,475
	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$857,213,542	$—	$857,213,542
Convertible Preferred Stocks	90,624,077	26,716,540	—	117,340,617
Common Stocks U.S.	20,390,045	—	—	20,390,045
Investment of Cash Collateral For Securities Loaned	—	93,252,950	—	93,252,950
Total	$111,014,122	$977,183,032	$—	$1,088,197,154
Liabilities:
Forward Foreign Currency Contracts	$—	$26,720	$—	$26,720
Total	$—	$26,720	$—	$26,720
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$117,115,825	$—	$117,115,825
Convertible Preferred Stocks	11,592,432	1,488,361	—	13,080,792
U.S. Government and Agency Securities	—	982,762	—	982,762
Purchased Options	295,050	—	—	295,050
Investment of Cash Collateral For Securities Loaned	—	7,753,521	—	7,753,521
Total	$11,887,482	$127,340,469	$—	$139,227,950
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$342,543,584	$—	$—	$342,543,584
Total	$342,543,584	$—	$—	$342,543,584

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Notes to Financial Statements

	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$17,077,340	$—	$—	$17,077,340
Total	$17,077,340	$—	$—	$17,077,340
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,101,149,610	$—	$—	$1,101,149,610
Exchange-Traded Funds	19,320,450	—	—	19,320,450
Investment of Cash Collateral For Securities Loaned	—	27,870,725	—	27,870,725
Total	$1,120,470,060	$27,870,725	$—	$1,148,340,785
Liabilities:
Futures Contracts	$27,038	$—	$—	$27,038
Total	$27,038	$—	$—	$27,038
	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$347,322,971	$—	$347,322,971
Convertible Preferred Stocks	100,252,652	39,093,559	—	139,346,211
Common Stocks U.S.	1,589,950,046	—	—	1,589,950,046
U.S. Government and Agency Securities	—	73,756,674	—	73,756,674
Purchased Options	5,934,980	—	—	5,934,980
Investment of Cash Collateral For Securities Loaned	—	93,849,332	—	93,849,332
Total	$1,696,137,678	$554,022,536	$—	$2,250,160,214
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$16,520,125	$—	$—	$16,520,125
Convertible Preferred Stocks	77,028	—	—	77,028
Exchange-Traded Funds	485,783	—	—	485,783
Total	$17,082,936	$—	$—	$17,082,936
	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$39,941,063	$—	$—	$39,941,063
Exchange-Traded Funds	567,312	—	—	567,312
Investment of Cash Collateral For Securities Loaned	—	211,560	—	211,560
Total	$40,508,375	$211,560	$—	$40,719,935

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$13,486,284	$137,460,065	$—	$150,946,349
Common Stocks U.S.	21,664,890	—	—	21,664,890
Purchased Options	996,796	—	—	996,796
Investment of Cash Collateral For Securities Loaned	—	10,959,862	—	10,959,862
Total	$36,147,970	$148,419,927	$—	$184,567,897
	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$27,664,178	$—	$27,664,178
Common Stocks Foreign	50,723,015	240,255,241	—	290,978,256
Common Stocks U.S.	37,543,389	—	—	37,543,389
Purchased Options	4,343,790	—	—	4,343,790
Investment of Cash Collateral For Securities Loaned	—	5,515,745	—	5,515,745
Total	$92,610,194	$273,435,164	$—	$366,045,358
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$48,871,758	$—	$—	$48,871,758
Common Stocks Foreign	2,529,104	21,103,506	—	23,632,610
Investment of Cash Collateral For Securities Loaned	—	2,209,522	—	2,209,522
Purchased Options	361,463	—	—	361,463
Total	$51,762,325	$23,313,028	$—	$75,075,353
	GLOBAL OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$42,705,586	$—	$42,705,586
Convertible Preferred Stocks	4,355,049	—	—	4,355,049
Common Stocks U.S.	101,727,293	—	—	101,727,293
Common Stocks Foreign	6,586,073	42,962,457	—	49,548,530
U.S. Government and Agency Securities	—	6,972,087	—	6,972,087
Purchased Options	1,565,110	—	—	1,565,110
Investment of Cash Collateral For Securities Loaned	—	16,573,587	—	16,573,587
Total	$114,233,525	$109,213,717	$—	$223,447,242
	INTERNATIONAL SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$252,004	$1,244,806	$—	$1,496,810
Common Stocks U.S.	117,707	—	—	117,707
Total	$369,711	$1,244,806	$—	$1,614,517

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Notes to Financial Statements

	GLOBAL SUSTAINABLE EQUITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$3,735,967	$—	$—	$3,735,967
Common Stocks Foreign	287,921	2,407,250	—	2,695,171
Total	$4,023,888	$2,407,250	$—	$6,431,138
	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$14,758,094	$—	$14,758,094
Bank Loans	—	3,386,854	—	3,386,854
Sovereign Bond	—	317,708	—	317,708
U.S. Government and Agency Securities	—	11,551,661	—	11,551,661
Residential Mortgage Backed Securities	—	554,173	—	554,173
Asset Backed Securities	—	2,510,786	—	2,510,786
Investment Of Cash Collateral For Securities Loaned	—	648,848	—	648,848
Long Futures	2,765	—	—	2,765
Total	$2,765	$33,728,124	$—	$33,730,889
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$31,248,777	$—	$31,248,777
Convertible Bonds	—	248,458	—	248,458
Bank Loans	—	3,421,365	—	3,421,365
Common Stocks U.S.	367,160	198,452	—	565,612
Warrants	—	1	—	1
Convertible Preferred Stocks	—	12,530	—	12,530
Preferred Stocks	255,957	73,455	—	329,412
Investment of Cash Collateral For Securities Loaned	—	1,689,300	—	1,689,300
Total	$623,117	$36,892,338	$—	$37,515,455
	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$214,502,166	$—	$214,502,166
U.S. Government and Agency Securities	—	19,484,433	—	19,484,433
Sovereign Bonds	—	3,559,877	—	3,559,877
Bank Loans	—	32,761,922	—	32,761,922
Asset Backed Securities	—	63,988,669	—	63,988,669
Municipal Obligations	—	14,923,415	—	14,923,415
Residential Mortgage Backed Securities	—	3,720,126	—	3,720,126
Investment of Cash Collateral For Securities Loaned	—	7,943,858	—	7,943,858
Futures Contracts	27,442	—	—	27,442
Total	$27,442	$360,884,466	$—	$360,911,908
Liabilities:
Futures Contracts	$212,147	$—	$—	$212,147
Total	$212,147	$—	$—	$212,147

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2022:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	33,416,629	$480,597,207	1,729,518	$24,861,744	1,367,804	$20,814,938
Shares issued as reinvestment of distributions	142,979	2,012,211	7,536	105,853	—	—
Less shares redeemed	(34,938,628)	(494,152,004)	(1,492,083)	(20,606,634)	(908,010)	(13,646,441)
Net increase (decrease)	(1,379,020)	$(11,542,586)	244,971	$4,360,963	459,794	$7,168,497
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,359,254	$77,840,039	216,029	$2,952,619	450,627	$6,512,659
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(5,149,618)	(73,465,291)	(82,788)	(1,125,448)	(217,039)	(3,146,259)
Net increase (decrease)	209,636	$4,374,748	133,241	$1,827,171	233,588	$3,366,400
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	449,267,900	$6,380,594,057	20,185,735	$282,931,966	27,530,365	$424,306,901
Shares issued as reinvestment of distributions	3,823,767	53,144,384	167,105	2,329,953	—	—
Less shares redeemed	(418,040,213)	(5,807,275,155)	(13,697,320)	(186,233,550)	(10,925,487)	(164,642,756)
Net increase (decrease)	35,051,454	$626,463,286	6,655,520	$99,028,369	16,604,878	$259,664,145
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,848,988	$183,489,735	—	$—	—	$—
Shares issued as reinvestment of distributions	39,768	546,242	—	—	—	—
Less shares redeemed	(10,288,626)	(139,203,963)	—	—	—	—
Net increase (decrease)	2,600,130	$44,832,014	—	$—	—	$—
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Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,958,928	$42,089,291	107,978	$1,306,291	476,181	$14,861,366
Shares issued as reinvestment of distributions	1,982,992	45,106,908	171,157	2,094,959	—	—
Less shares redeemed	(3,596,705)	(75,287,073)	(365,752)	(3,944,262)	(407,923)	(12,421,882)
Net increase (decrease)	345,215	$11,909,126	(86,617)	$(543,012)	68,258	$2,439,484
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	297,979	$6,194,650	59,674	$710,530	133,685	$4,567,938
Shares issued as reinvestment of distributions	372,254	8,282,648	57,982	688,248	—	—
Less shares redeemed	(1,043,405)	(21,404,792)	(123,280)	(1,363,701)	(41,821)	(1,205,095)
Net increase (decrease)	(373,172)	$(6,927,494)	(5,624)	$35,077	91,864	$3,362,843
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,061,409	$323,015,317	5,707,273	$64,103,440	8,060,814	$268,408,302
Shares issued as reinvestment of distributions	7,781,222	151,456,381	2,463,533	30,153,639	—	—
Less shares redeemed	(31,825,456)	(576,328,924)	(13,434,789)	(150,750,391)	(6,206,325)	(186,523,352)
Net increase (decrease)	(5,982,825)	$(101,857,226)	(5,263,983)	$(56,493,312)	1,854,489	$81,884,950
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	457,378	$15,496,235
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(311,499)	(8,936,560)
Net increase (decrease)	—	$—	—	$—	145,879	$6,559,675

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	35,268	$377,269	805,432	$29,007,364	1,577,898	$67,773,292
Shares issued as reinvestment of distributions	1,258	17,064	3,649,882	141,615,426	1,671,502	74,377,578
Less shares redeemed	(15,295)	(153,848)	(3,891,971)	(134,061,085)	(3,742,633)	(157,611,231)
Net increase (decrease)	21,231	$240,485	563,343	$36,561,705	(493,233)	$(15,460,361)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	59,922	$882,302	549,078	$23,529,048
Shares issued as reinvestment of distributions	—	—	383,579	5,849,577	107,166	4,851,411
Less shares redeemed	—	—	(554,289)	(7,618,188)	(507,554)	(21,618,671)
Net increase (decrease)	—	$—	(110,788)	$(886,309)	148,690	$6,761,788
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	196,721	$2,271,211	245,554	$12,804,961	4,514,729	$183,580,235
Shares issued as reinvestment of distributions	177,113	2,419,370	483,617	28,480,183	1,699,167	71,724,554
Less shares redeemed	(172,744)	(2,005,300)	(897,150)	(47,276,537)	(5,762,414)	(228,175,183)
Net increase (decrease)	201,090	$2,685,281	(167,979)	$(5,991,393)	451,482	$27,129,606
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,006	$48,233	—	$—	384,521	$15,255,602
Shares issued as reinvestment of distributions	3,440	46,994	—	—	9,937	409,283
Less shares redeemed	—	—	—	—	(67,028)	(2,594,205)
Net increase (decrease)	7,446	$95,227	—	$—	327,430	$13,070,680

www.calamos.com

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,442	$1,544,378	58,525	$1,017,078	598,449	$11,738,319
Shares issued as reinvestment of distributions	26,908	420,845	53,515	983,612	449,071	10,122,059
Less shares redeemed	(42,193)	(642,307)	(72,812)	(1,267,711)	(759,164)	(15,202,096)
Net increase (decrease)	86,157	$1,322,916	39,228	$732,979	288,356	$6,658,282
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	81,257	$1,126,742	979	$12,900	12,124	$219,252
Shares issued as reinvestment of distributions	10,240	153,491	4,089	63,375	33,222	628,226
Less shares redeemed	(41,410)	(598,268)	(42,908)	(639,915)	(49,244)	(858,782)
Net increase (decrease)	50,087	$681,965	(37,840)	$(563,640)	(3,898)	$(11,304)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	276,953	$4,136,647	166,871	$2,938,755	1,470,202	$30,576,518
Shares issued as reinvestment of distributions	56,033	876,353	145,162	2,762,434	1,294,238	30,388,703
Less shares redeemed	(179,350)	(2,683,777)	(272,265)	(4,921,169)	(2,524,778)	(53,119,293)
Net increase (decrease)	153,636	$2,329,223	39,768	$780,020	239,662	$7,845,928
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	260,145	$4,892,431
Shares issued as reinvestment of distributions	—	—	—	—	9,913	235,038
Less shares redeemed	—	—	—	—	(67,655)	(1,340,574)
Net increase (decrease)	—	$—	—	$—	202,403	$3,786,895

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792,429	$14,519,997	163,327	$2,279,703	1,088,375	$12,903,771
Shares issued as reinvestment of distributions	8,171	165,063	201,704	3,080,018	503,552	5,816,024
Less shares redeemed	(717,551)	(13,643,363)	(293,951)	(4,102,636)	(1,529,480)	(17,020,570)
Net increase (decrease)	83,049	$1,041,697	71,080	$1,257,085	62,447	$1,699,225
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	54,708	$946,233	14,131	$158,930	340,975	$3,131,965
Shares issued as reinvestment of distributions	—	—	14,803	184,890	65,588	644,077
Less shares redeemed	(374,763)	(6,679,062)	(47,824)	(512,505)	(350,910)	(3,074,317)
Net increase (decrease)	(320,055)	$(5,732,829)	(18,890)	$(168,685)	55,653	$701,725
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,249,000	$224,001,306	178,242	$2,734,794	6,178,298	$71,792,097
Shares issued as reinvestment of distributions	146,559	2,986,867	607,155	9,732,703	673,478	8,081,729
Less shares redeemed	(13,482,472)	(252,789,560)	(1,903,888)	(30,858,817)	(6,062,855)	(67,904,821)
Net increase (decrease)	(1,086,913)	$(25,801,387)	(1,118,491)	$(18,391,320)	788,921	$11,969,005
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	1,079	17,305	—	—
Less shares redeemed	—	—	(8,911)	(132,150)	—	—
Net increase (decrease)	—	$—	(7,832)	$(114,845)	—	$—

www.calamos.com

Notes to Financial Statements

	INTERNATIONAL SMALL CAP GROWTH FUND(a)		GLOBAL SUSTAINABLE EQUITIES FUND(b)		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,678	$15,000	65,915	$590,107	123,447	$1,211,083
Shares issued as reinvestment of distributions	—	—	—	—	64,636	637,786
Less shares redeemed	—	—	(7,523)	(59,664)	(607,540)	(5,953,120)
Net increase (decrease)	1,678	$15,000	58,392	$530,443	(419,457)	$(4,104,251)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	1,000	$10,000	18,746	$190,543
Shares issued as reinvestment of distributions	—	—	—	—	2,365	23,491
Less shares redeemed	—	—	—	—	(33,217)	(315,063)
Net increase (decrease)	1,000	$10,000	1,000	$10,000	(12,106)	$(101,029)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	227,101	$2,212,334	833,950	$7,741,295	506,117	$4,770,630
Shares issued as reinvestment of distributions	—	—	—	—	111,309	1,111,405
Less shares redeemed	—	—	(6,130)	(49,181)	(2,614,273)	(26,700,414)
Net increase (decrease)	227,101	$2,212,334	827,820	$7,692,114	(1,996,847)	$(20,818,379)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	1,000	$10,000	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	1,000	$10,000	1,000	$10,000	—	$—

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	252,917	$2,033,928	522,033	$4,960,770
Shares issued as reinvestment of distributions	171,917	1,343,273	3,445	32,935
Less shares redeemed	(783,609)	(6,366,587)	(564,631)	(5,358,149)
Net increase (decrease)	(358,775)	$(2,989,386)	(39,153)	$(364,444)
Class C	Shares	Dollars	Shares	Dollars
Shares sold	8,316	$73,900	—	$—
Shares issued as reinvestment of distributions	2,666	22,262	—	—
Less shares redeemed	(24,601)	(203,280)	—	—
Net increase (decrease)	(13,619)	$(107,118)	—	$—
Class I	Shares	Dollars	Shares	Dollars
Shares sold	729,592	$5,834,515	9,802,212	$96,319,676
Shares issued as reinvestment of distributions	65,707	512,816	69,370	661,301
Less shares redeemed	(621,832)	(4,816,959)	(2,333,029)	(21,829,739)
Net increase (decrease)	173,467	$1,530,372	7,538,553	$75,151,238
Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	—	$—	—	$—

www.calamos.com

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2021:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,554,245	$695,201,026	1,441,169	$19,988,009	738,586	$11,322,683
Shares issued as reinvestment of distributions	240,648	3,435,092	7,350	98,789	—	—
Less shares redeemed	(16,883,138)	(241,454,139)	(386,124)	(5,358,012)	(1,022,190)	(14,988,782)
Net increase (decrease)	31,911,755	$457,181,979	1,062,395	$14,728,786	(283,604)	$(3,666,099)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,167,959	$118,538,445	248,475	$3,425,300	247,561	$3,685,673
Shares issued as reinvestment of distributions	1,913	27,893	694	8,969	—	—
Less shares redeemed	(4,435,798)	(64,308,323)	(46,912)	(629,814)	(311,890)	(4,390,989)
Net increase (decrease)	3,734,074	$54,258,015	202,257	$2,804,455	(64,329)	$(705,316)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	481,262,999	$6,805,725,825	16,334,120	$226,238,382	7,525,798	$115,301,010
Shares issued as reinvestment of distributions	4,305,160	60,691,588	189,464	2,552,174	—	—
Less shares redeemed	(139,548,062)	(1,969,026,109)	(9,181,017)	(126,222,914)	(7,607,705)	(110,894,458)
Net increase (decrease)	346,020,097	$4,897,391,304	7,342,567	$102,567,642	(81,907)	$4,406,552
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	623,329	$8,856,506	—	$—	—	$—
Shares issued as reinvestment of distributions	759	10,807	—	—	—	—
Less shares redeemed	(12,977)	(184,358)	—	—	—	—
Net increase (decrease)	611,111	$8,682,955	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,777,331	$72,665,732	536,727	$7,878,385	563,461	$22,054,242
Shares issued as reinvestment of distributions	833,011	21,241,780	67,185	965,671	12,429	448,444
Less shares redeemed	(2,745,563)	(71,528,455)	(234,040)	(3,462,058)	(61,406)	(2,379,887)
Net increase (decrease)	864,779	$22,379,057	369,872	$5,381,998	514,484	$20,122,799
Class C(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	527,193	$13,584,758	62,029	$897,028	73,715	$3,025,301
Shares issued as reinvestment of distributions	152,610	3,841,200	27,576	388,548	—	—
Less shares redeemed	(521,154)	(13,386,606)	(77,213)	(1,114,914)	(958)	(39,448)
Net increase (decrease)	158,649	$4,039,352	12,392	$170,662	72,757	$2,985,853
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,798,724	$453,359,024	5,750,086	$84,668,776	6,552,471	$264,307,210
Shares issued as reinvestment of distributions	2,833,100	63,015,810	1,166,932	16,794,465	164,479	6,107,102
Less shares redeemed	(12,465,538)	(283,034,867)	(3,650,432)	(53,599,030)	(2,010,241)	(79,646,237)
Net increase (decrease)	10,166,286	$233,339,967	3,266,586	$47,864,211	4,706,709	$190,768,075
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	754,011	$30,387,908
Shares issued as reinvestment of distributions	—	—	—	—	1,961	72,878
Less shares redeemed	—	—	—	—	(142,205)	(5,802,118)
Net increase (decrease)	—	$—	—	$—	613,767	$24,658,668

(a)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

www.calamos.com

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,953	$265,494	1,001,231	$38,718,724	2,865,182	$123,267,802
Shares issued as reinvestment of distributions	—	—	3,210,883	119,220,099	814,587	33,063,790
Less shares redeemed	(21,775)	(357,204)	(4,191,712)	(168,341,439)	(3,995,738)	(173,246,676)
Net increase (decrease)	(5,822)	$(91,710)	20,402	$(10,402,616)	(315,969)	$(16,915,084)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	78,424	$1,489,432	582,347	$25,856,512
Shares issued as reinvestment of distributions	—	—	441,180	7,623,586	57,908	2,351,622
Less shares redeemed	—	—	(1,267,411)	(23,098,760)	(1,383,950)	(58,921,715)
Net increase (decrease)	—	$—	(747,807)	$(13,985,742)	(743,695)	$(30,713,581)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,185	$3,475,331	349,978	$20,093,648	5,756,072	$240,119,420
Shares issued as reinvestment of distributions	—	—	442,786	23,932,552	767,992	29,983,198
Less shares redeemed	(176,853)	(2,792,757)	(793,486)	(45,241,911)	(3,795,835)	(157,630,478)
Net increase (decrease)	48,332	$682,574	(722)	$(1,215,711)	2,728,229	$112,472,140
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,286	$447,755	—	$—	148,440	$6,063,308
Shares issued as reinvestment of distributions	—	—	—	—	3,120	122,602
Less shares redeemed	—	—	—	—	(22,364)	(925,938)
Net increase (decrease)	26,286	$447,755	—	$—	129,196	$5,259,972

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,063	$688,741	40,948	$724,394	551,383	$15,070,245
Shares issued as reinvestment of distributions	22,697	310,042	32,177	525,780	131,078	3,332,005
Less shares redeemed	(38,761)	(576,175)	(88,898)	(1,565,831)	(560,965)	(15,238,749)
Net increase (decrease)	28,999	$422,608	(15,773)	$(315,657)	121,496	$3,163,501
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	73,532	$1,025,067	2,605	$38,845	43,908	$1,049,903
Shares issued as reinvestment of distributions	4,697	62,147	4,327	60,882	19,862	439,547
Less shares redeemed	(9,986)	(146,192)	(37,732)	(572,425)	(219,726)	(5,212,131)
Net increase (decrease)	68,243	$941,022	(30,800)	$(472,698)	(155,956)	$(3,722,681)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,318	$2,098,829	257,995	$4,700,807	1,905,212	$54,803,138
Shares issued as reinvestment of distributions	58,493	798,425	84,555	1,423,899	367,227	9,669,096
Less shares redeemed	(285,863)	(4,303,365)	(866,973)	(14,918,583)	(1,616,979)	(45,382,962)
Net increase (decrease)	(84,052)	$(1,406,111)	(524,423)	$(8,793,877)	655,460	$19,089,272
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	31,518	$912,308
Shares issued as reinvestment of distributions	—	—	—	—	2,470	65,576
Less shares redeemed	—	—	—	—	(12,639)	(357,425)
Net increase (decrease)	—	$—	—	$—	21,349	$620,459

www.calamos.com

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,212,209	$51,019,685	446,625	$7,341,057	1,400,654	$16,147,177
Shares issued as reinvestment of distributions	32,116	698,205	92,854	1,425,309	500,215	5,452,069
Less shares redeemed	(1,366,960)	(30,741,959)	(324,849)	(5,415,646)	(1,370,975)	(16,118,554)
Net increase (decrease)	877,365	$20,975,931	214,630	$3,350,720	529,894	$5,480,692
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	404,762	$8,912,627	15,763	$223,586	398,710	$4,020,787
Shares issued as reinvestment of distributions	16,204	327,330	28,680	372,273	65,916	618,294
Less shares redeemed	(361,595)	(7,792,422)	(333,206)	(4,632,598)	(573,770)	(5,633,247)
Net increase (decrease)	59,371	$1,447,535	(288,763)	$(4,036,739)	(109,144)	$(994,166)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,551,104	$552,762,439	1,926,087	$32,790,956	7,439,534	$89,201,046
Shares issued as reinvestment of distributions	268,509	5,891,083	299,709	4,792,340	404,201	4,592,491
Less shares redeemed	(10,965,677)	(249,175,014)	(1,307,319)	(22,578,522)	(2,631,882)	(31,986,488)
Net increase (decrease)	12,853,936	$309,478,508	918,477	$15,004,774	5,211,853	$61,807,049
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	541	8,657	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	541	$8,657	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	425,168	$4,581,154	490,424	$4,182,704	130,782	$1,326,520
Shares issued as reinvestment of distributions	44,679	480,419	170,873	1,458,344	13,305	134,013
Less shares redeemed	(605,838)	(6,482,744)	(475,259)	(4,048,553)	(191,018)	(1,918,900)
Net increase (decrease)	(135,991)	$(1,421,171)	186,038	$1,592,495	(46,931)	$(458,367)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,836	$74,127	19,862	$180,547	—	$—
Shares issued as reinvestment of distributions	1,850	19,977	3,158	28,595	—	—
Less shares redeemed	(97,055)	(1,039,926)	(64,999)	(588,385)	—	—
Net increase (decrease)	(88,369)	$(945,822)	(41,979)	$(379,243)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,130,619	$12,133,263	377,612	$3,217,952	13,795,593	$136,965,873
Shares issued as reinvestment of distributions	120,410	1,296,009	46,775	399,554	110,341	1,109,247
Less shares redeemed	(2,691,929)	(28,868,593)	(187,903)	(1,604,377)	(223,370)	(2,234,583)
Net increase (decrease)	(1,440,900)	$(15,439,321)	236,484	$2,013,129	13,682,564	$135,840,537
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.63		$13.77		$13.47		$13.52		$13.41
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.45)		0.19		0.27		0.30
Net realized and unrealized gain (loss)	(0.72)		1.37		0.24		0.28		0.19
Total from investment operations	(0.76)		0.92		0.43		0.55		0.49
Distributions:
Dividends from net investment income	(0.03)		(0.06)		(0.13)		(0.19)		(0.16)
Dividends from net realized gains	—		—		—		(0.41)		(0.22)
Total distributions**	(0.03)		(0.06)		(0.13)		(0.60)		(0.38)
Net asset value, end of year	$13.84		$14.63		$13.77		$13.47		$13.52
Ratios and supplemental data:
Total return(b)	(5.22%)		6.67%		3.27%		4.32%		3.79%
Net assets, end of year (000)	$1,244,117		$1,334,984		$817,405		$744,356		$743,925
Ratio of net expenses to average net assets	1.16	%(c)	1.14	%(d)	1.20	%(e)	1.24	%(f)	1.25	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.17%		1.14%		1.21%		1.24%		1.25%
Ratio of net investment income (loss) to average net assets	(1.12%)		(3.15%)		1.43%		2.04%		2.26%
	Year Ended October 31,
	2022		2021		2020		2019		2018
Portfolio turnover rate	41%		49%		77%		74%		67%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.01% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.80		$13.98		$13.70		$13.73		$13.62
Income from investment operations:
Net investment income (loss)(a)	(0.27)		(0.57)		0.10		0.18		0.21
Net realized and unrealized gain (loss)	(0.61)		1.39		0.24		0.28		0.19
Total from investment operations	(0.88)		0.82		0.34		0.46		0.40
Distributions:
Dividends from net investment income	—		(0.00	)*	(0.06)		(0.08)		(0.07)
Dividends from net realized gains	—		—		—		(0.41)		(0.22)
Total distributions**	—		(0.00	)*	(0.06)		(0.49)		(0.29)
Net asset value, end of year	$13.92		$14.80		$13.98		$13.70		$13.73
Ratios and supplemental data:
Total return(b)	(5.95%)		5.88%		2.46%		3.56%		3.03%
Net assets, end of year (000)	$306,312		$322,432		$252,490		$261,352		$303,417
Ratio of net expenses to average net assets	1.91	%(c)	1.89	%(d)	1.95	%(e)	1.98	%(f)	2.00	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.92%		1.89%		1.96%		1.99%		2.00%
Ratio of net investment income (loss) to average net assets	(1.87%)		(3.92%)		0.70%		1.31%		1.51%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.45		$13.60		$13.30		$13.36		$13.26
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.41)		0.22		0.30		0.33
Net realized and unrealized gain (loss)	(0.59)		1.35		0.24		0.28		0.19
Total from investment operations	(0.71)		0.94		0.46		0.58		0.52
Distributions:
Dividends from net investment income	(0.06)		(0.09)		(0.16)		(0.23)		(0.20)
Dividends from net realized gains	—		—		—		(0.41)		(0.22)
Total distributions**	(0.06)		(0.09)		(0.16)		(0.64)		(0.42)
Net asset value, end of year	$13.68		$14.45		$13.60		$13.30		$13.36
Ratios and supplemental data:
Total return(b)	(5.01%)		6.92%		3.51%		4.62%		4.02%
Net assets, end of year (000)	$14,470,090		$14,780,637		$9,207,961		$7,709,445		$5,658,499
Ratio of net expenses to average net assets	0.91	%(c)	0.89	%(d)	0.95	%(e)	0.99	%(f)	0.99	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.92%		0.89%		0.96%		0.99%		0.99%
Ratio of net investment income (loss) to average net assets	(0.87%)		(2.90%)		1.66%		2.28%		2.49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.76% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,				June 23, 2020• through October 31,
	2022		2021		2020
Net asset value, beginning of period	$14.46		$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.38)		0.05
Net realized and unrealized gain (loss)	(0.60)		1.33		0.21
Total from investment operations	(0.71)		0.95		0.26
Distributions:
Dividends from net investment income	(0.07)		(0.10)		—
Dividends from net realized gains	—		—		—
Total distributions**	(0.07)		(0.10)		—
Net asset value, end of period	$13.68		$14.46		$13.61
Ratios and supplemental data:
Total return(b)	(4.94%)		6.99%		1.95%
Net assets, end of year (000)	$43,956		$8,846		$10
Ratio of net expenses to average net assets	0.86	%(d)	0.82	%(e)	0.77	%(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	0.87%		0.83%		0.77	%(c)
Ratio of net investment income (loss) to average net assets	(0.82%)		(2.64%)		1.06	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.69% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.66	$12.35	$11.88	$11.44	$10.85
Income from investment operations:
Net investment income (loss)(a)	0.06	0.06	0.10	0.10	0.08
Net realized and unrealized gain (loss)	(1.60)	2.32	0.47	0.64	0.57
Total from investment operations	(1.54)	2.38	0.57	0.74	0.65
Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.10)	(0.05)	(0.06)
Dividends from net realized gains	—	—	—	(0.25)	—
Total distributions**	(0.04)	(0.07)	(0.10)	(0.30)	(0.06)
Net asset value, end of year	$13.08	$14.66	$12.35	$11.88	$11.44
Ratios and supplemental data:
Total return(b)	(10.51%)	19.20%	4.92%	6.65%	6.08%
Net assets, end of year (000)	$33,814	$34,309	$15,782	$10,412	$5,151
Ratio of net expenses to average net assets	1.16%	1.17%	1.15%	1.21%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.16%	1.17%	1.20%	1.21%	1.47%
Ratio of net investment income (loss) to average net assets	0.42%	0.44%	0.84%	0.86%	0.65%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	32%	39%	57%	82%	141%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.39	$12.18	$11.72	$11.35	$10.78
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.04)	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	(1.57)	2.28	0.48	0.63	0.58
Total from investment operations	(1.61)	2.24	0.49	0.64	0.57
Distributions:
Dividends from net investment income	—	(0.03)	(0.03)	(0.02)	(0.00)*
Dividends from net realized gains	—	—	—	(0.25)	—
Total distributions**	—	(0.03)	(0.03)	(0.27)	(0.00)*
Net asset value, end of year	$12.78	$14.39	$12.18	$11.72	$11.35
Ratios and supplemental data:
Total return(b)	(11.19%)	18.43%	4.19%	5.88%	5.31%
Net assets, end of year (000)	$7,884	$6,960	$3,429	$2,151	$616
Ratio of net expenses to average net assets	1.91%	1.92%	1.90%	1.96%	2.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	1.92%	1.95%	1.96%	2.30%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.30%)	0.08%	0.11%	(0.07%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.66	$12.34	$11.87	$11.45	$10.84
Income from investment operations:
Net investment income (loss)(a)	0.10	0.10	0.13	0.13	0.10
Net realized and unrealized gain (loss)	(1.61)	2.31	0.47	0.64	0.59
Total from investment operations	(1.51)	2.41	0.60	0.77	0.69
Distributions:
Dividends from net investment income	(0.06)	(0.09)	(0.13)	(0.10)	(0.08)
Dividends from net realized gains	—	—	—	(0.25)	—
Total distributions**	(0.06)	(0.09)	(0.13)	(0.35)	(0.08)
Net asset value, end of year	$13.09	$14.66	$12.34	$11.87	$11.45
Ratios and supplemental data:
Total return(b)	(10.33%)	19.60%	5.09%	7.01%	6.38%
Net assets, end of year (000)	$547,166	$514,903	$342,851	$224,234	$91,589
Ratio of net expenses to average net assets	0.91%	0.92%	0.90%	0.96%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.91%	0.92%	0.95%	0.96%	1.26%
Ratio of net investment income (loss) to average net assets	0.69%	0.73%	1.09%	1.12%	0.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$15.46		$11.18		$11.63		$12.15		$12.33
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.13)		(0.08)		0.04		(0.03)
Net realized and unrealized gain (loss)	(0.80)		4.41		(0.36)		(0.12)		—
Total from investment operations	(0.86)		4.28		(0.44)		(0.08)		(0.03)
Distributions:
Dividends from net investment income	—		—		(0.01)		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)
Return of capital	—		—		(0.00	)*	—		—
Total distributions**	—		—		(0.01)		(0.44)		(0.15)
Net asset value, end of year	$14.60		$15.46		$11.18		$11.63		$12.15
Ratios and supplemental data:
Total return(b)	(5.44%)		38.19%		(3.77%)		(0.45%)		(0.34%)
Net assets, end of year (000)	$55,800		$51,971		$40,748		$76,689		$108,730
Ratio of net expenses to average net assets	2.38	%(c)	2.34	%(d)	2.91	%(e)	2.95	%(f)	2.28	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.34%		2.92%		2.96%		2.28%
Ratio of net investment income (loss) to average net assets	(0.43%)		(0.88%)		(0.68%)		0.33%		(0.27%)
	Year Ended October 31,
	2022		2021		2020		2019		2018
Portfolio turnover rate	214%		211%		206%		135%		229%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.67% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.83		$10.80		$11.32		$11.92		$12.19
Income from investment operations:
Net investment income (loss)(a)	(0.17)		(0.24)		(0.16)		(0.05)		(0.13)
Net realized and unrealized gain (loss)	(0.76)		4.27		(0.36)		(0.11)		0.01
Total from investment operations	(0.93)		4.03		(0.52)		(0.16)		(0.12)
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)
Return of capital	—		—		(0.00	)*	—		—
Total distributions**	—		—		(0.00	)*	(0.44)		(0.15)
Net asset value, end of year	$13.90		$14.83		$10.80		$11.32		$11.92
Ratios and supplemental data:
Total return(b)	(6.20%)		37.31%		(4.59%)		(1.15%)		(1.09%)
Net assets, end of year (000)	$31,352		$29,980		$22,528		$38,072		$52,169
Ratio of net expenses to average net assets	3.12	%(c)	3.09	%(d)	3.65	%(e)	3.69	%(f)	3.03	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	3.12%		3.09%		3.65%		3.70%		3.03%
Ratio of net investment income (loss) to average net assets	(1.19%)		(1.63%)		(1.43%)		(0.42%)		(1.02%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.42% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$15.64		$11.28		$11.75		$12.23		$12.39
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.10)		(0.05)		0.07		0.01
Net realized and unrealized gain (loss)	(0.81)		4.46		(0.37)		(0.11)		(0.02)
Total from investment operations	(0.83)		4.36		(0.42)		(0.04)		(0.01)
Distributions:
Dividends from net investment income	—		—		(0.02)		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)
Return of capital	—		—		(0.03)		—		—
Total distributions**	—		—		(0.05)		(0.44)		(0.15)
Net asset value, end of year	$14.81		$15.64		$11.28		$11.75		$12.23
Ratios and supplemental data:
Total return(b)	(5.25%)		38.69%		(3.67%)		(0.16%)		(0.10%)
Net assets, end of year (000)	$697,472		$476,965		$344,843		$678,157		$1,003,457
Ratio of net expenses to average net assets	2.14	%(c)	2.09	%(d)	2.64	%(e)	2.68	%(f)	2.00	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.14%		2.09%		2.65%		2.69%		2.00%
Ratio of net investment income (loss) to average net assets	(0.12%)		(0.63%)		(0.42%)		0.57%		0.05%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.38% for the year ended October 31, 2022.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.42% for the year ended October 31, 2021.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.25	$22.78	$17.45	$18.11	$18.27
Income from investment operations:
Net investment income (loss)(a)	(0.27)	(0.61)	0.47	0.51	0.48
Net realized and unrealized gain (loss)	(5.20)	6.68	4.99	1.00	0.13
Total from investment operations	(5.47)	6.07	5.46	1.51	0.61
Distributions:
Dividends from net investment income	(0.02)	(0.06)	(0.13)	(0.35)	(0.24)
Dividends from net realized gains	(3.19)	(1.54)	—	(1.82)	(0.53)
Total distributions**	(3.21)	(1.60)	(0.13)	(2.17)	(0.77)
Net asset value, end of year	$18.57	$27.25	$22.78	$17.45	$18.11
Ratios and supplemental data:
Total return(b)	(22.29%)	27.09%	31.58%	10.02%	3.43%
Net assets, end of year (000)	$294,233	$422,476	$333,481	$245,948	$210,845
Ratio of net expenses to average net assets	1.10%	1.08%	1.13%	1.16%	1.16%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	1.08%	1.13%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	(1.30%)	(2.35%)	2.37%	2.98%	2.58%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	39%	41%	71%	37%	73%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.73	$22.48	$17.27	$17.92	$18.09
Income from investment operations:
Net investment income (loss)(a)	(0.42)	(0.80)	0.32	0.39	0.34
Net realized and unrealized gain (loss)	(5.09)	6.59	4.93	0.99	0.12
Total from investment operations	(5.51)	5.79	5.25	1.38	0.46
Distributions:
Dividends from net investment income	—	—	(0.04)	(0.21)	(0.10)
Dividends from net realized gains	(3.19)	(1.54)	—	(1.82)	(0.53)
Total distributions**	(3.19)	(1.54)	(0.04)	(2.03)	(0.63)
Net asset value, end of year	$18.03	$26.73	$22.48	$17.27	$17.92
Ratios and supplemental data:
Total return(b)	(22.88%)	26.16%	30.53%	9.21%	2.65%
Net assets, end of year (000)	$41,804	$71,925	$56,935	$56,070	$128,920
Ratio of net expenses to average net assets	1.85%	1.83%	1.88%	1.91%	1.91%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.83%	1.88%	1.91%	1.91%
Ratio of net investment income (loss) to average net assets	(2.04%)	(3.10%)	1.65%	2.34%	1.85%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.82	$20.05	$15.38	$16.23	$16.45
Income from investment operations:
Net investment income (loss)(a)	(0.19)	(0.48)	0.46	0.49	0.47
Net realized and unrealized gain (loss)	(4.49)	5.86	4.39	0.88	0.13
Total from investment operations	(4.68)	5.38	4.85	1.37	0.60
Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.18)	(0.40)	(0.29)
Dividends from net realized gains	(3.19)	(1.54)	—	(1.82)	(0.53)
Total distributions**	(3.23)	(1.61)	(0.18)	(2.22)	(0.82)
Net asset value, end of year	$15.91	$23.82	$20.05	$15.38	$16.23
Ratios and supplemental data:
Total return(b)	(22.09%)	27.40%	31.91%	10.31%	3.73%
Net assets, end of year (000)	$680,441	$1,161,030	$773,460	$442,907	$275,776
Ratio of net expenses to average net assets	0.85%	0.83%	0.88%	0.91%	0.91%
Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.83%	0.88%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	(1.04%)	(2.09%)	2.60%	3.21%	2.83%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.85	$13.48	$11.08	$10.81	$11.24
Income from investment operations:
Net investment income (loss)(a)	(0.01)	(0.44)	0.24	0.10	0.33
Net realized and unrealized gain (loss)	(3.45)	2.95	2.37	0.70	(0.34)
Total from investment operations	(3.46)	2.51	2.61	0.80	(0.01)
Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.06)	(0.22)	(0.08)
Dividends from net realized gains	(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Total distributions**	(1.80)	(1.14)	(0.21)	(0.53)	(0.42)
Net asset value, end of year	$9.59	$14.85	$13.48	$11.08	$10.81
Ratios and supplemental data:
Total return(b)	(26.01%)	18.86%	23.93%	7.90%	(0.09%)
Net assets, end of year (000)	$10,698	$17,865	$11,231	$8,998	$11,184
Ratio of net expenses to average net assets	1.28%	1.25%	1.33%	1.32%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.25%	1.34%	1.32%	1.35%
Ratio of net investment income (loss) to average net assets	(0.11%)	(2.96%)	1.96%	0.91%	2.98%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	31%	35%	48%	45%	32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.47	$13.25	$10.93	$10.69	$11.14
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.54)	0.14	0.02	0.24
Net realized and unrealized gain (loss)	(3.36)	2.89	2.35	0.69	(0.33)
Total from investment operations	(3.45)	2.35	2.49	0.71	(0.09)
Distributions:
Dividends from net investment income	—	—	(0.02)	(0.16)	(0.02)
Dividends from net realized gains	(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Total distributions**	(1.79)	(1.13)	(0.17)	(0.47)	(0.36)
Net asset value, end of year	$9.23	$14.47	$13.25	$10.93	$10.69
Ratios and supplemental data:
Total return(b)	(26.58%)	17.95%	23.09%	7.01%	(0.77%)
Net assets, end of year (000)	$3,425	$5,448	$4,824	$3,409	$3,884
Ratio of net expenses to average net assets	2.03%	2.00%	2.08%	2.07%	2.09%
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	2.00%	2.09%	2.07%	2.10%
Ratio of net investment income (loss) to average net assets	(0.85%)	(3.72%)	1.21%	0.16%	2.21%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.87	$13.50	$11.08	$10.82	$11.24
Income from investment operations:
Net investment income (loss)(a)	0.01	(0.40)	0.26	0.12	0.36
Net realized and unrealized gain (loss)	(3.46)	2.94	2.39	0.70	(0.33)
Total from investment operations	(3.45)	2.54	2.65	0.82	0.03
Distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.08)	(0.25)	(0.11)
Dividends from net realized gains	(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Total distributions**	(1.82)	(1.17)	(0.23)	(0.56)	(0.45)
Net asset value, end of year	$9.60	$14.87	$13.50	$11.08	$10.82
Ratios and supplemental data:
Total return(b)	(25.82%)	19.09%	24.36%	8.09%	0.24%
Net assets, end of year (000)	$117,766	$260,688	$192,475	$120,526	$121,170
Ratio of net expenses to average net assets	1.03%	1.00%	1.08%	1.07%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.03%	1.00%	1.09%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets	0.13%	(2.71%)	2.19%	1.16%	3.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A*
	Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of year	$42.31	$29.18	$22.31	$22.51		$25.02		$18.54	$14.62
Income from investment operations:
Net investment income (loss)(a)	(0.24)	(0.45)	(0.28)	(0.11)		(0.29)		(0.28)	(0.18)
Net realized and unrealized gain (loss)	(15.72)	14.95	8.29	(0.09)		(0.80)		6.76	4.10
Total from investment operations	(15.96)	14.50	8.01	(0.20)		(1.09)		6.48	3.92
Distributions:
Dividends from net investment income	—	—	—	—		—		—	—
Dividends from net realized gains	—	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—	(0.00)**	—	—		—		—	—
Total distributions***	—	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of year	$26.35	$42.31	$29.18	$22.31		$22.51		$25.02	$18.54
Ratios and supplemental data:
Total return(b)	(37.71%)	50.42%	37.60%	(0.89%)		(3.52%)		34.95%	26.81%
Net assets, end of year (000)	$23,762	$35,274	$9,313	$6,857		$5,551		$5,890	$3,954
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.37%	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%
Ratio of net investment income (loss) to average net assets	(0.78%)	(1.15%)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)
	Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022	2021	2020	2019		2019†		2018	2017
Portfolio turnover rate	197%	165%	181%	142%		112%		126%	179%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31, 2022	June 25, 2021• through October 31, 2021
Net asset value, beginning of year	$43.50	$41.91
Income from investment operations:
Net investment income (loss)(a)	(0.45)	(0.82)
Net realized and unrealized gain (loss)	(16.17)	2.41
Total from investment operations	(16.62)	1.59
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions**	—	—
Net asset value, end of year	$26.88	$43.50
Ratios and supplemental data:(b)
Total return	(38.18%)	3.75%
Net assets, end of year (000)	$4,425	$3,165
Ratio of net expenses to average net assets	2.05%	2.05	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.12%	2.06	%(c)
Ratio of net investment income (loss) to average net assets	(1.50%)	(2.00	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I*
	Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of year	$43.65	$29.99	$22.85	$23.02		$25.47		$18.80	$14.77
Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.36)	(0.23)	(0.09)		(0.20)		(0.20)	(0.10)
Net realized and unrealized gain (loss)	(16.25)	15.39	8.51	(0.08)		(0.83)		6.87	4.13
Total from investment operations	(16.41)	15.03	8.28	(0.17)		(1.03)		6.67	4.03
Distributions:
Dividends from net investment income	—	—	—	—		—		—	—
Dividends from net realized gains	—	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—	(0.00)**	—	—		—		—	—
Total distributions***	—	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of year	$27.24	$43.65	$29.99	$22.85		$23.02		$25.47	$18.80
Ratios and supplemental data:
Total return(b)	(37.57%)	50.80%	37.90%	(0.74%)		(3.21%)		35.48%	27.29%
Net assets, end of year (000)	$292,187	$387,149	$124,867	$72,539		$68,510		$69,095	$43,833
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.12%	1.11%	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	(0.52%)	(0.90%)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,			May 31, 2019• through October 31,
	2022	2021	2020	2019
Net asset value, beginning of year	$43.74	$30.02	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.32)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	(16.30)	15.41	8.51	(0.08)
Total from investment operations	(16.41)	15.09	8.30	(0.16)
Distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	—	(1.37)	(1.14)	—
Total distributions**	—	(1.37)	(1.14)	—
Net asset value, end of year	$27.33	$43.74	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	(37.51%)	50.96%	37.98%	(0.70%)
Net assets, end of year (000)	$22,181	$29,120	$1,562	$1,063
Ratio of net expenses to average net assets	0.93%	0.96%	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.00%	1.02%	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.37%)	(0.80%)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			August 1, 2019• through October 31,
	2022	2021	2020	2019
Net asset value, beginning of year	$18.17	$12.34	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.20)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	(6.23)	6.03	3.46	(0.96)
Total from investment operations	(6.31)	5.83	3.33	(0.99)
Distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	(1.72)	—	—	—
Total distributions**	(1.72)	—	—	—
Net asset value, end of year	$10.14	$18.17	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	(37.07%)	47.04%	36.96%	(9.90%)
Net assets, end of year (000)	$305	$162	$182	$9
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.79%	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(0.68%)	(1.22%)	(1.21%)	(1.11	%)(c)
	Year Ended October 31,			August 1, 2019• through October 31,
	2022	2021	2020	2019
Portfolio turnover rate	205%	188%	201%	55%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,			August 1, 2019• through October 31,
	2022	2021	2020	2019
Net asset value, beginning of year	$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)	(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	(6.27)	6.06	3.46	(0.96)
Total from investment operations	(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	(1.72)	—	—	—
Total distributions**	(1.72)	—	—	—
Net asset value, end of year	$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$16,497	$25,793	$16,877	$9,348
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.65%	1.55%	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.48%)	(0.98%)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,			August 1, 2019• through October 31,
	2022	2021	2020	2019
Net asset value, beginning of year	$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.18)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(6.28)	6.08	3.45	(0.96)
Total from investment operations	(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	(1.72)	—	—	—
Total distributions**	(1.72)	—	—	—
Net asset value, end of year	$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$355	$499	$12	$9
Ratio of net expenses to average net assets	1.07%	1.08%	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.48%	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.43%)	(1.04%)	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$45.88	$34.96	$32.23	$33.14	$35.54
Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.33)	(0.14)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(12.47)	15.44	5.90	3.53	2.15
Total from investment operations	(12.69)	15.11	5.76	3.49	2.07
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Total distributions**	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of year	$28.24	$45.88	$34.96	$32.23	$33.14
Ratios and supplemental data:
Total return(b)	(30.58%)	46.00%	19.11%	13.97%	6.12%
Net assets, end of year (000)	$900,167	$1,436,709	$1,093,909	$1,066,939	$851,590
Ratio of net expenses to average net assets	1.30%	1.28%	1.34%	1.34%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.30%	1.28%	1.34%	1.34%	1.29%
Ratio of net investment income (loss) to average net assets	(0.64%)	(0.80%)	(0.45%)	(0.12%)	(0.22%)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	42%	45%	115%	69%	72%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.21	$18.18	$18.26	$21.00	$24.26
Income from investment operations:
Net investment income (loss)(a)	(0.19)	(0.29)	(0.20)	(0.13)	(0.22)
Net realized and unrealized gain (loss)	(5.04)	7.51	3.15	1.79	1.43
Total from investment operations	(5.23)	7.22	2.95	1.66	1.21
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Total distributions**	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of year	$11.03	$21.21	$18.18	$18.26	$21.00
Ratios and supplemental data:
Total return(b)	(31.12%)	44.94%	18.23%	13.18%	5.34%
Net assets, end of year (000)	$12,281	$25,965	$35,843	$50,442	$329,883
Ratio of net expenses to average net assets	2.05%	2.04%	2.09%	2.11%	2.04%
Ratio of gross expenses to average net assets prior to expense reductions	2.05%	2.04%	2.10%	2.12%	2.04%
Ratio of net investment income (loss) to average net assets	(1.39%)	(1.53%)	(1.17%)	(0.73%)	(0.97%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$66.93	$49.25	$44.13	$43.48	$45.18
Income from investment operations:
Net investment income (loss)(a)	(0.20)	(0.33)	(0.09)	0.06	0.02
Net realized and unrealized gain (loss)	(18.83)	22.20	8.24	4.99	2.75
Total from investment operations	(19.03)	21.87	8.15	5.05	2.77
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Total distributions**	(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of year	$42.95	$66.93	$49.25	$44.13	$43.48
Ratios and supplemental data:
Total return(b)	(30.43%)	46.40%	19.39%	14.24%	6.41%
Net assets, end of year (000)	$246,566	$395,431	$291,027	$280,294	$282,061
Ratio of net expenses to average net assets	1.05%	1.03%	1.09%	1.09%	1.04%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	1.03%	1.09%	1.09%	1.04%
Ratio of net investment income (loss) to average net assets	(0.39%)	(0.56%)	(0.20%)	0.15%	0.03%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$48.18	$36.26	$33.43	$32.53	$33.15
Income from investment operations:
Net investment income (loss)(a)	0.08	0.07	0.30	0.32	0.25
Net realized and unrealized gain (loss)	(7.32)	13.01	3.74	2.99	1.41
Total from investment operations	(7.24)	13.08	4.04	3.31	1.66
Distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.41)	(0.50)	(0.38)
Dividends from net realized gains	(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Total distributions**	(2.61)	(1.16)	(1.21)	(2.41)	(2.28)
Net asset value, end of year	$38.33	$48.18	$36.26	$33.43	$32.53
Ratios and supplemental data:
Total return(b)	(15.77%)	36.68%	12.43%	11.51%	5.20%
Net assets, end of year (000)	$1,199,491	$1,531,445	$1,163,876	$1,129,201	$832,433
Ratio of net expenses to average net assets	1.05%	1.06%	1.08%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	1.06%	1.08%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.19%	0.15%	0.86%	1.01%	0.77%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	24%	18%	35%	19%	25%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$48.55	$36.57	$33.68	$32.69	$33.30
Income from investment operations:
Net investment income (loss)(a)	(0.24)	(0.25)	0.04	0.12	0.01
Net realized and unrealized gain (loss)	(7.37)	13.12	3.79	2.98	1.41
Total from investment operations	(7.61)	12.87	3.83	3.10	1.42
Distributions:
Dividends from net investment income	—	—	(0.14)	(0.20)	(0.13)
Dividends from net realized gains	(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Total distributions	(2.37)	(0.89)	(0.94)	(2.11)	(2.03)
Net asset value, end of year	$38.57	$48.55	$36.57	$33.68	$32.69
Ratios and supplemental data:
Total return(b)	(16.41%)	35.66%	11.62%	10.68%	4.42%
Net assets, end of year (000)	$84,104	$98,647	$101,490	$136,333	$502,593
Ratio of net expenses to average net assets	1.80%	1.81%	1.84%	1.85%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.81%	1.84%	1.85%	1.84%
Ratio of net investment income (loss) to average net assets	(0.56%)	(0.57%)	0.13%	0.37%	0.02%

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$46.02	$34.68	$32.03	$31.28	$31.96
Income from investment operations:
Net investment income (loss)(a)	0.17	0.17	0.36	0.39	0.32
Net realized and unrealized gain (loss)	(6.97)	12.44	3.58	2.85	1.37
Total from investment operations	(6.80)	12.61	3.94	3.24	1.69
Distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.49)	(0.58)	(0.47)
Dividends from net realized gains	(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Total distributions**	(2.72)	(1.27)	(1.29)	(2.49)	(2.37)
Net asset value, end of year	$36.50	$46.02	$34.68	$32.03	$31.28
Ratios and supplemental data:
Total return(b)	(15.55%)	37.02%	12.72%	11.81%	5.45%
Net assets, end of year (000)	$977,765	$1,211,985	$818,641	$735,329	$643,422
Ratio of net expenses to average net assets	0.80%	0.81%	0.83%	0.85%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.80%	0.81%	0.83%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets	0.44%	0.40%	1.11%	1.27%	1.01%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,		June 23, 2020• through October 31,
	2022	2021	2020
Net asset value, beginning of period	$46.04	$34.69	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(6.99)	12.49	1.42
Total from investment operations	(6.78)	12.65	1.54
Distributions:
Dividends from net investment income	(0.38)	(0.41)	(0.09)
Dividends from net realized gains	(2.37)	(0.89)	—
Total distributions**	(2.75)	(1.30)	(0.09)
Net asset value, end of period	$36.51	$46.04	$34.69
Ratios and supplemental data:
Total return(b)	(15.50%)	37.14%	4.63%
Net assets, end of year (000)	$16,688	$5,968	$15
Ratio of net expenses to average net assets	0.73%	0.73%	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.73%	0.73%	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.55%	0.38%	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.13	$13.04	$13.37	$12.34	$12.73
Income from investment operations:
Net investment income (loss)(a)	0.03	0.00 *	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(2.41)	5.24	1.13	1.50	0.57
Total from investment operations	(2.38)	5.24	1.18	1.57	0.64
Distributions:
Dividends from net investment income	—	(0.02)	(0.06)	(0.08)	(0.05)
Dividends from net realized gains	(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Total distributions**	(1.34)	(1.15)	(1.51)	(0.54)	(1.03)
Net asset value, end of year	$13.41	$17.13	$13.04	$13.37	$12.34
Ratios and supplemental data:
Total return(b)	(15.01%)	42.42%	9.20%	13.63%	5.26%
Net assets, end of year (000)	$5,181	$5,139	$3,534	$3,638	$2,347
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	2.04%	2.15%	1.94%	1.83%
Ratio of net investment income (loss) to average net assets	0.23%	0.02%	0.40%	0.60%	0.55%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	25%	20%	22%	15%	11%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.49	$12.67	$13.07	$12.09	$12.52
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.11)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(2.31)	5.07	1.09	1.45	0.57
Total from investment operations	(2.38)	4.96	1.05	1.44	0.55
Distributions:
Dividends from net investment income	—	(0.01)	—	—	—
Dividends from net realized gains	(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Total distributions**	(1.34)	(1.14)	(1.45)	(0.46)	(0.98)
Net asset value, end of year	$12.77	$16.49	$12.67	$13.07	$12.09
Ratios and supplemental data:
Total return(b)	(15.63%)	41.37%	8.35%	12.74%	4.56%
Net assets, end of year (000)	$2,202	$2,017	$685	$659	$1,028
Ratio of net expenses to average net assets	2.10%	2.10%	2.11%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.78%	2.78%	2.91%	2.65%	2.59%
Ratio of net investment income (loss) to average net assets	(0.51%)	(0.74%)	(0.36%)	(0.06%)	(0.19%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.15	$13.03	$13.36	$12.33	$12.71
Income from investment operations:
Net investment income (loss)(a)	0.07	0.04	0.08	0.11	0.10
Net realized and unrealized gain (loss)	(2.41)	5.23	1.12	1.49	0.58
Total from investment operations	(2.34)	5.27	1.20	1.60	0.68
Distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.08)	(0.11)	(0.08)
Dividends from net realized gains	(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Total distributions**	(1.37)	(1.15)	(1.53)	(0.57)	(1.06)
Net asset value, end of year	$13.44	$17.15	$13.03	$13.36	$12.33
Ratios and supplemental data:
Total return(b)	(14.76%)	42.73%	9.46%	13.93%	5.61%
Net assets, end of year (000)	$10,195	$10,373	$8,974	$12,986	$20,585
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.78%	1.80%	1.88%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets	0.48%	0.28%	0.67%	0.92%	0.82%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$20.48	$14.93	$14.21	$15.37	$15.21
Income from investment operations:
Net investment income (loss)(a)	0.00	(0.03)	0.07	0.15	0.10
Net realized and unrealized gain (loss)	(3.12)	6.39	0.74	0.95	0.58
Total from investment operations	(3.12)	6.36	0.81	1.10	0.68
Distributions:
Dividends from net investment income	—	—	(0.09)	(0.06)	(0.05)
Dividends from net realized gains	(1.50)	(0.81)	—	(2.20)	(0.47)
Total distributions**	(1.50)	(0.81)	(0.09)	(2.26)	(0.52)
Net asset value, end of year	$15.86	$20.48	$14.93	$14.21	$15.37
Ratios and supplemental data:
Total return(b)	(16.22%)	43.93%	5.71%	10.14%	4.53%
Net assets, end of year (000)	$11,628	$14,211	$10,595	$11,363	$21,349
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.57%	1.64%	1.62%	1.60%
Ratio of net investment income (loss) to average net assets	0.00%	(0.19%)	0.49%	1.06%	0.64%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	34%	25%	136%	78%	119%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.52	$12.97	$12.36	$13.77	$13.74
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.14)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	(2.62)	5.50	0.62	0.83	0.51
Total from investment operations	(2.74)	5.36	0.61	0.85	0.50
Distributions:
Dividends from net investment income	—	—	—	(0.06)	—
Dividends from net realized gains	(1.50)	(0.81)	—	(2.20)	(0.47)
Total distributions	(1.50)	(0.81)	—	(2.26)	(0.47)
Net asset value, end of year	$13.28	$17.52	$12.97	$12.36	$13.77
Ratios and supplemental data:
Total return(b)	(16.85%)	42.92%	4.85%	9.33%	3.77%
Net assets, end of year (000)	$170	$887	$1,056	$5,274	$4,318
Ratio of net expenses to average net assets	1.91%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.33%	2.33%	2.40%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(0.77%)	(0.92%)	(0.11%)	0.15%	(0.10%)

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.15	$15.36	$14.62	$15.80	$15.63
Income from investment operations:
Net investment income (loss)(a)	0.05	0.01	0.10	0.16	0.14
Net realized and unrealized gain (loss)	(3.23)	6.59	0.76	1.01	0.59
Total from investment operations	(3.18)	6.60	0.86	1.17	0.73
Distributions:
Dividends from net investment income	(0.02)	—	(0.12)	(0.15)	(0.09)
Dividends from net realized gains	(1.50)	(0.81)	—	(2.20)	(0.47)
Total distributions**	(1.52)	(0.81)	(0.12)	(2.35)	(0.56)
Net asset value, end of year	$16.45	$21.15	$15.36	$14.62	$15.80
Ratios and supplemental data:
Total return(b)	(16.00%)	44.28%	5.92%	10.43%	4.78%
Net assets, end of year (000)	$30,660	$38,585	$36,075	$28,389	$21,892
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.32%	1.39%	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	0.25%	0.07%	0.69%	1.13%	0.90%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.83	$22.96	$17.97	$18.10	$21.55
Income from investment operations:
Net investment income (loss)(a)	0.21	0.05	(0.04)	0.09	0.15
Net realized and unrealized gain (loss)	(9.48)	7.29	5.03	1.80	(2.78)
Total from investment operations	(9.27)	7.34	4.99	1.89	(2.63)
Distributions:
Dividends from net investment income	(0.00)*	—	—	—	—
Dividends from net realized gains	(4.13)	(1.47)	—	(2.02)	(0.82)
Total distributions**	(4.13)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of year	$15.43	$28.83	$22.96	$17.97	$18.10
Ratios and supplemental data:
Total return(b)	(36.67%)	32.76%	27.82%	13.07%	(12.70%)
Net assets, end of year (000)	$46,993	$79,503	$60,527	$53,950	$59,566
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.56%	1.52%	1.48%	1.51%
Ratio of net investment income (loss) to average net assets	1.04%	0.19%	(0.20%)	0.51%	0.71%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	129%	99%	85%	81%	112%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.94	$20.17	$15.91	$16.38	$19.72
Income from investment operations:
Net investment income (loss)(a)	0.05	(0.16)	(0.16)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(8.00)	6.40	4.42	1.60	(2.49)
Total from investment operations	(7.95)	6.24	4.26	1.55	(2.52)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(4.13)	(1.47)	—	(2.02)	(0.82)
Total distributions**	(4.13)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of year	$12.86	$24.94	$20.17	$15.91	$16.38
Ratios and supplemental data:
Total return(b)	(37.18%)	31.79%	26.84%	12.21%	(13.35%)
Net assets, end of year (000)	$1,989	$3,953	$6,344	$9,022	$20,449
Ratio of net expenses to average net assets	1.85%	1.85%	1.85%	1.85%	2.06%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	2.31%	2.27%	2.26%	2.26%
Ratio of net investment income (loss) to average net assets	0.27%	(0.69%)	(0.95%)	(0.35%)	(0.17%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$29.92	$23.73	$18.53	$18.55	$22.01
Income from investment operations:
Net investment income (loss)(a)	0.27	0.12	0.01	0.13	0.18
Net realized and unrealized gain (loss)	(9.88)	7.54	5.19	1.87	(2.82)
Total from investment operations	(9.61)	7.66	5.20	2.00	(2.64)
Distributions:
Dividends from net investment income	(0.08)	(0.00)*	—	—	—
Dividends from net realized gains	(4.13)	(1.47)	—	(2.02)	(0.82)
Total distributions**	(4.21)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of year	$16.10	$29.92	$23.73	$18.53	$18.55
Ratios and supplemental data:
Total return(b)	(36.54%)	33.13%	28.06%	13.32%	(12.48%)
Net assets, end of year (000)	$120,520	$216,723	$156,321	$134,562	$153,312
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	1.06%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.31%	1.28%	1.23%	1.26%
Ratio of net investment income (loss) to average net assets	1.28%	0.43%	0.05%	0.75%	0.85%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,				September 17, 2018• through October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$30.20	$23.93	$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.31	0.15	0.05	0.20	0.01
Net realized and unrealized gain (loss)	(10.00)	7.61	5.21	1.83	(2.24)
Total from investment operations	(9.69)	7.76	5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	(0.10)	(0.02)	—	—	—
Dividends from net realized gains	(4.13)	(1.47)	—	(2.02)	—
Total distributions**	(4.23)	(1.49)	—	(2.02)	—
Net asset value, end of year	$16.28	$30.20	$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	(36.47%)	33.24%	28.23%	13.41%	(10.67%)
Net assets, end of year (000)	$4,332	$1,921	$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.75%	0.77%	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.22%	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	1.59%	0.51%	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.25	$19.60	$14.12	$12.54	$14.83
Income from investment operations:
Net investment income (loss)(a)	0.12	(0.05)	(0.07)	0.09	(0.01)
Net realized and unrealized gain (loss)	(7.79)	3.15	5.66	1.49	(2.28)
Total from investment operations	(7.67)	3.10	5.59	1.58	(2.29)
Distributions:
Dividends from net investment income	(0.07)	—	(0.11)	—	(0.00)*
Dividends from net realized gains	—	(0.45)	—	—	—
Return of capital	—	—	—	—	(0.00)*
Total distributions**	(0.07)	(0.45)	(0.11)	—	(0.00)*
Net asset value, end of year	$14.51	$22.25	$19.60	$14.12	$12.54
Ratios and supplemental data:
Total return(b)	(34.55%)	15.87%	39.81%	12.60%	(15.43%)
Net assets, end of year (000)	$36,890	$54,731	$31,015	$28,168	$34,678
Ratio of net expenses to average net assets	1.30%	1.30%	1.56%	1.64%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.60%	1.64%	1.64%	1.63%
Ratio of net investment income (loss) to average net assets	0.67%	(0.21%)	(0.47%)	0.63%	(0.08%)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	132%	140%	125%	78%	97%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$20.55	$18.26	$13.16	$11.78	$14.03
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.22)	(0.18)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	(7.18)	2.96	5.28	1.39	(2.13)
Total from investment operations	(7.21)	2.74	5.10	1.38	(2.25)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(0.45)	—	—	—
Total distributions**	—	(0.45)	—	—	—
Net asset value, end of year	$13.34	$20.55	$18.26	$13.16	$11.78
Ratios and supplemental data:
Total return(b)	(35.04%)	15.05%	38.75%	11.71%	(16.04%)
Net assets, end of year (000)	$6,153	$16,050	$13,183	$13,478	$17,739
Ratio of net expenses to average net assets	2.05%	2.05%	2.32%	2.39%	2.38%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	2.34%	2.39%	2.39%	2.38%
Ratio of net investment income (loss) to average net assets	(0.16%)	(1.04%)	(1.23%)	(0.11%)	(0.85%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.51	$19.78	$14.26	$12.63	$14.96
Income from investment operations:
Net investment income (loss)(a)	0.17	0.01	(0.03)	0.12	0.02
Net realized and unrealized gain (loss)	(7.87)	3.18	5.71	1.51	(2.29)
Total from investment operations	(7.70)	3.19	5.68	1.63	(2.27)
Distributions:
Dividends from net investment income	(0.14)	(0.01)	(0.16)	—	(0.06)
Dividends from net realized gains	—	(0.45)	—	—	—
Return of capital	—	—	—	—	(0.00)*
Total distributions**	(0.14)	(0.46)	(0.16)	—	(0.06)
Net asset value, end of year	$14.67	$22.51	$19.78	$14.26	$12.63
Ratios and supplemental data:
Total return(b)	(34.39%)	16.17%	40.16%	12.91%	(15.21%)
Net assets, end of year (000)	$315,858	$509,216	$193,243	$120,318	$152,114
Ratio of net expenses to average net assets	1.05%	1.05%	1.30%	1.39%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.35%	1.39%	1.39%	1.38%
Ratio of net investment income (loss) to average net assets	0.90%	0.04%	(0.22%)	0.91%	0.14%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.40	$14.05	$11.64	$13.61	$15.63
Income from investment operations:
Net investment income (loss)(a)	0.02	(0.08)	(0.07)	(0.01)	0.00 *
Net realized and unrealized gain (loss)	(4.94)	5.49	3.37	0.79	(0.63)
Total from investment operations	(4.92)	5.41	3.30	0.78	(0.63)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Total distributions**	(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Net asset value, end of year	$11.50	$18.40	$14.05	$11.64	$13.61
Ratios and supplemental data:
Total return(b)	(29.36%)	39.89%	30.07%	10.28%	(4.59%)
Net assets, end of year (000)	$21,143	$32,511	$21,814	$20,236	$27,489
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.58%	1.65%	1.51%	1.56%
Ratio of net investment income (loss) to average net assets	0.17%	(0.48%)	(0.59%)	(0.08%)	0.03%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	77%	72%	71%	72%	81%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.45	$12.03	$10.15	$12.34	$14.40
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.18)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(4.05)	4.66	2.91	0.65	(0.57)
Total from investment operations	(4.12)	4.48	2.77	0.56	(0.67)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Total distributions**	(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Net asset value, end of year	$9.35	$15.45	$12.03	$10.15	$12.34
Ratios and supplemental data:
Total return(b)	(29.96%)	38.88%	29.19%	9.36%	(5.31%)
Net assets, end of year (000)	$726	$1,492	$4,635	$8,011	$10,887
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	2.33%	2.40%	2.26%	2.32%
Ratio of net investment income (loss) to average net assets	(0.59%)	(1.32%)	(1.31%)	(0.86%)	(0.76%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.20	$14.59	$12.02	$13.93	$15.95
Income from investment operations:
Net investment income (loss)(a)	0.05	(0.04)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss)	(5.17)	5.71	3.50	0.82	(0.64)
Total from investment operations	(5.12)	5.67	3.46	0.84	(0.61)
Distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Dividends from net realized gains	(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Total distributions**	(1.98)	(1.06)	(0.89)	(2.75)	(1.41)
Net asset value, end of year	$12.10	$19.20	$14.59	$12.02	$13.93
Ratios and supplemental data:
Total return(b)	(29.20%)	40.29%	30.46%	10.52%	(4.38%)
Net assets, end of year (000)	$51,538	$103,256	$65,062	$52,619	$58,078
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.33%	1.40%	1.26%	1.31%
Ratio of net investment income (loss) to average net assets	0.37%	(0.23%)	(0.34%)	0.14%	0.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,		June 23, 2020• through October 31,
	2022	2021	2020
Net asset value, beginning of period	$19.21	$14.59	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(5.10)	5.71	1.42
Total from investment operations	(5.12)	5.68	1.40
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	(1.98)	(1.06)	—
Total distributions	(1.98)	(1.06)	—
Net asset value, end of period	$12.11	$19.21	$14.59
Ratios and supplemental data:
Total return(b)	(29.18%)	40.36%	10.61%
Net assets, end of year (000)	$11	$168	$120
Ratio of net expenses to average net assets	1.12%	1.09%	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.27%	1.36	%(c)
Ratio of net investment income (loss) to average net assets	(0.12%)	(0.18%)	(0.45	%)(c)

•  Commencement of operations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.72	$10.02	$8.51	$8.99	$9.85
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.04)	0.07	0.10	0.09
Net realized and unrealized gain (loss)	(2.88)	3.42	1.55	0.37	(0.35)
Total from investment operations	(2.91)	3.38	1.62	0.47	(0.26)
Distributions:
Dividends from net investment income	—	(0.05)	(0.02)	(0.07)	(0.03)
Dividends from net realized gains	(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Total distributions**	(0.66)	(0.68)	(0.11)	(0.95)	(0.60)
Net asset value, end of year	$9.15	$12.72	$10.02	$8.51	$8.99
Ratios and supplemental data:
Total return(b)	(23.93%)	34.84%	19.09%	6.67%	(2.91%)
Net assets, end of year (000)	$86,403	$119,261	$88,618	$83,069	$63,069
Ratio of net expenses to average net assets	1.22%	1.31%	1.53%	1.49%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.45%	1.53%	1.49%	1.50%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.33%)	0.78%	1.20%	0.93%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	92%	82%	119%	69%	75%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.92	$8.71	$7.45	$7.98	$8.84
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.11)	0.00	0.04	0.02
Net realized and unrealized gain (loss)	(2.44)	2.95	1.35	0.31	(0.31)
Total from investment operations	(2.53)	2.84	1.35	0.35	(0.29)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Total distributions**	(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Net asset value, end of year	$7.73	$10.92	$8.71	$7.45	$7.98
Ratios and supplemental data:
Total return(b)	(24.43%)	33.77%	18.22%	5.87%	(3.61%)
Net assets, end of year (000)	$7,528	$10,032	$8,946	$14,742	$54,425
Ratio of net expenses to average net assets	1.97%	2.07%	2.28%	2.28%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.21%	2.20%	2.28%	2.28%	2.25%
Ratio of net investment income (loss) to average net assets	(1.03%)	(1.09%)	0.01%	0.50%	0.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.18	$10.36	$8.79	$9.25	$10.11
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.01)	0.09	0.13	0.12
Net realized and unrealized gain (loss)	(2.96)	3.54	1.60	0.38	(0.36)
Total from investment operations	(2.98)	3.53	1.69	0.51	(0.24)
Distributions:
Dividends from net investment income	(0.01)	(0.08)	(0.03)	(0.09)	(0.05)
Dividends from net realized gains	(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Total distributions**	(0.67)	(0.71)	(0.12)	(0.97)	(0.62)
Net asset value, end of year	$9.53	$13.18	$10.36	$8.79	$9.25
Ratios and supplemental data:
Total return(b)	(23.66%)	35.16%	19.33%	6.95%	(2.65%)
Net assets, end of year (000)	$117,790	$152,596	$65,909	$53,594	$72,843
Ratio of net expenses to average net assets	0.97%	1.04%	1.28%	1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.20%	1.28%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.14%)	(0.09%)	1.01%	1.47%	1.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	(2.40)
Total from investment operations	(2.35)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.65
Ratios and supplemental data:
Total return(b)	(23.50%)
Net assets, end of year (000)	$13
Ratio of net expenses to average net assets	2.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(9.66	%)(c)
	March 31, 2022• through October 31, 2022
Portfolio turnover rate	64	%(d)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Not annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(2.39)
Total from investment operations	(2.38)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.62
Ratios and supplemental data:
Total return(b)	(23.80%)
Net assets, end of year (000)	$8
Ratio of net expenses to average net assets	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	(2.40)
Total from investment operations	(2.34)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.66
Ratios and supplemental data:
Total return(b)	(23.40%)
Net assets, end of year (000)	$1,740
Ratio of net expenses to average net assets	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	(2.40)
Total from investment operations	(2.34)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.66
Ratios and supplemental data:
Total return(b)	(23.40%)
Net assets, end of year (000)	$8
Ratio of net expenses to average net assets	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Sustainable Equities Fund(d)  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	December 17, 2021• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08
Net realized and unrealized gain (loss)	(2.54)
Total from investment operations	(2.46)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.54
Ratios and supplemental data:
Total return(b)	(24.60%)
Net assets, end of year (000)	$440
Ratio of net expenses to average net assets	1.20	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.54	%(c)
Ratio of net investment income (loss) to average net assets	(4.53	%)(c)
	December 17, 2021• through October 31, 2022
Portfolio turnover rate	6	%(e)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Subsequent Event – On October 31, 2022, The Board of Trustees approved a proposal to liquidate the Calamos Global Sustainable Equities Fund (the "Fund"). It is expected that the Fund will be liquidated in the first quarter of 2023. Additional information will be provided to shareholders regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from existing investors.

(e)  Not annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Sustainable Equities Fund(d)  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	December 17, 2021• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00
Net realized and unrealized gain (loss)	(2.51)
Total from investment operations	(2.51)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.49
Ratios and supplemental data:
Total return(b)	(25.10%)
Net assets, end of year (000)	$7
Ratio of net expenses to average net assets	1.20	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.54	%(c)
Ratio of net investment income (loss) to average net assets	(4.53	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Subsequent Event – On October 31, 2022, The Board of Trustees approved a proposal to liquidate the Calamos Global Sustainable Equities Fund (the "Fund"). It is expected that the Fund will be liquidated in the first quarter of 2023. Additional information will be provided to shareholders regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from existing investors.

www.calamos.com

Calamos Global Sustainable Equities Fund(d)  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	December 17, 2021• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.09
Net realized and unrealized gain (loss)	(2.53)
Total from investment operations	(2.44)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.56
Ratios and supplemental data:
Total return(b)	(24.40%)
Net assets, end of year (000)	$6,255
Ratio of net expenses to average net assets	1.20	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.54	%(c)
Ratio of net investment income (loss) to average net assets	(4.53	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Subsequent Event – On October 31, 2022, The Board of Trustees approved a proposal to liquidate the Calamos Global Sustainable Equities Fund (the "Fund"). It is expected that the Fund will be liquidated in the first quarter of 2023. Additional information will be provided to shareholders regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from existing investors.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Sustainable Equities Fund(d)  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	December 17, 2021• through October 31, 2022
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08
Net realized and unrealized gain (loss)	(2.52)
Total from investment operations	(2.44)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$7.56
Ratios and supplemental data:
Total return(b)	(24.40%)
Net assets, end of year (000)	$8
Ratio of net expenses to average net assets	1.20	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.54	%(c)
Ratio of net investment income (loss) to average net assets	(4.53	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Subsequent Event – On October 31, 2022, The Board of Trustees approved a proposal to liquidate the Calamos Global Sustainable Equities Fund (the "Fund"). It is expected that the Fund will be liquidated in the first quarter of 2023. Additional information will be provided to shareholders regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from existing investors.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.61	$10.85	$10.53	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.24	0.19	0.21	0.27	0.25
Net realized and unrealized gain (loss)	(1.81)	(0.19)	0.33	0.72	(0.49)
Total from investment operations	(1.57)	—	0.54	0.99	(0.24)
Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.22)	(0.27)	(0.26)
Dividends from net realized gains	(0.13)	(0.01)	—	—	(0.05)
Return of capital	—	—	—	—	(0.03)
Total distributions**	(0.37)	(0.24)	(0.22)	(0.27)	(0.34)
Net asset value, end of year	$8.67	$10.61	$10.85	$10.53	$9.81
Ratios and supplemental data:
Total return(b)	(15.13%)	0.01%	5.18%	10.24%	(2.30%)
Net assets, end of year (000)	$14,662	$22,394	$24,376	$22,565	$17,109
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.01%	1.03%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	2.48%	1.77%	2.00%	2.67%	2.44%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	28%	51%	61%	64%	64%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.61	$10.85	$10.53	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.17	0.11	0.14	0.20	0.17
Net realized and unrealized gain (loss)	(1.81)	(0.19)	0.32	0.72	(0.48)
Total from investment operations	(1.64)	(0.08)	0.46	0.92	(0.31)
Distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.14)	(0.20)	(0.20)
Dividends from net realized gains	(0.13)	(0.01)	—	—	(0.05)
Return of capital	—	—	—	—	(0.02)
Total distributions**	(0.30)	(0.16)	(0.14)	(0.20)	(0.27)
Net asset value, end of year	$8.67	$10.61	$10.85	$10.53	$9.81
Ratios and supplemental data:
Total return(b)	(15.76%)	(0.74%)	4.40%	9.42%	(3.03%)
Net assets, end of year (000)	$549	$800	$1,777	$2,929	$6,413
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.76%	1.77%	1.84%	1.80%
Ratio of net investment income (loss) to average net assets	1.72%	1.02%	1.28%	1.98%	1.69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.61	$10.85	$10.54	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.26	0.22	0.24	0.30	0.27
Net realized and unrealized gain (loss)	(1.79)	(0.20)	0.32	0.73	(0.48)
Total from investment operations	(1.53)	0.02	0.56	1.03	(0.21)
Distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.25)	(0.30)	(0.29)
Dividends from net realized gains	(0.13)	(0.01)	—	—	(0.05)
Return of capital	—	—	—	—	(0.03)
Total distributions**	(0.40)	(0.26)	(0.25)	(0.30)	(0.37)
Net asset value, end of year	$8.68	$10.61	$10.85	$10.54	$9.81
Ratios and supplemental data:
Total return(b)	(14.92%)	0.17%	5.34%	10.62%	(2.06%)
Net assets, end of year (000)	$18,622	$43,979	$60,602	$35,570	$32,888
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.76%	0.77%	0.84%	0.80%
Ratio of net investment income (loss) to average net assets	2.65%	2.02%	2.21%	2.92%	2.69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.58	$7.96	$8.34	$8.37	$8.87
Income from investment operations:
Net investment income (loss)(a)	0.37	0.35	0.43	0.48	0.47
Net realized and unrealized gain (loss)	(1.27)	0.66	(0.35)	(0.01)	(0.45)
Total from investment operations	(0.90)	1.01	0.08	0.47	0.02
Distributions:
Dividends from net investment income	(0.38)	(0.27)	(0.46)	(0.50)	(0.52)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	(0.12)	—	—	—
Total distributions**	(0.38)	(0.39)	(0.46)	(0.50)	(0.52)
Net asset value, end of year	$7.30	$8.58	$7.96	$8.34	$8.37
Ratios and supplemental data:
Total return(b)	(10.67%)	12.88%	1.13%	5.85%	0.25%
Net assets, end of year (000)	$26,775	$34,550	$30,580	$35,124	$32,282
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.33%	1.37%	1.23%	1.46%
Ratio of net investment income (loss) to average net assets	4.71%	4.10%	5.34%	5.71%	5.41%
	Year Ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	30%	49%	52%	46%	56%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.14	$8.45	$8.82	$8.82	$9.31
Income from investment operations:
Net investment income (loss)(a)	0.33	0.31	0.40	0.45	0.42
Net realized and unrealized gain (loss)	(1.35)	0.71	(0.38)	(0.02)	(0.46)
Total from investment operations	(1.02)	1.02	0.02	0.43	(0.04)
Distributions:
Dividends from net investment income	(0.32)	(0.21)	(0.39)	(0.43)	(0.45)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	(0.12)	—	—	—
Total distributions**	(0.32)	(0.33)	(0.39)	(0.43)	(0.45)
Net asset value, end of year	$7.80	$9.14	$8.45	$8.82	$8.82
Ratios and supplemental data:
Total return(b)	(11.35%)	12.11%	0.38%	5.04%	(0.42%)
Net assets, end of year (000)	$471	$677	$981	$1,887	$9,772
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	2.15%	2.08%	2.11%	2.08%	2.22%
Ratio of net investment income (loss) to average net assets	3.95%	3.38%	4.67%	5.16%	4.66%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.58	$7.96	$8.34	$8.37	$8.86
Income from investment operations:
Net investment income (loss)(a)	0.39	0.37	0.44	0.50	0.49
Net realized and unrealized gain (loss)	(1.27)	0.67	(0.34)	(0.01)	(0.44)
Total from investment operations	(0.88)	1.04	0.10	0.49	0.05
Distributions:
Dividends from net investment income	(0.40)	(0.30)	(0.48)	(0.52)	(0.54)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	(0.12)	—	—	—
Total distributions**	(0.40)	(0.42)	(0.48)	(0.52)	(0.54)
Net asset value, end of year	$7.30	$8.58	$7.96	$8.34	$8.37
Ratios and supplemental data:
Total return(b)	(10.45%)	13.16%	1.38%	6.11%	0.62%
Net assets, end of year (000)	$9,150	$9,267	$6,716	$7,003	$7,706
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.08%	1.12%	0.99%	1.21%
Ratio of net investment income (loss) to average net assets	4.98%	4.34%	5.56%	5.97%	5.65%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				September 19, 2018• through October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.91	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13	0.15	0.21	0.25	0.03
Net realized and unrealized gain (loss)	(0.62)	(0.07)	0.12	0.23	(0.02)
Total from investment operations	(0.49)	0.08	0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.14)	(0.31)	(0.25)	(0.26)	(0.03)
Dividends from net realized gains	—	(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.14)	(0.40)	(0.30)	(0.26)	(0.03)
Net asset value, end of year	$9.28	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	(4.99%)	0.85%	3.24%	4.84%	0.12%
Net assets, end of year (000)	$2,128	$2,661	$3,225	$601	$25
Ratio of net expenses to average net assets	0.63%	0.65%	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.63%	0.65%	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	1.36%	1.51%	2.12%	2.47%	2.55	%(c)
	Year Ended October 31,				September 19, 2018• through October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	48%	44%	41%	132%	3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,				September 19, 2018• through October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.91	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.15	0.17	0.25	0.28	0.04
Net realized and unrealized gain (loss)	(0.62)	(0.06)	0.10	0.22	(0.02)
Total from investment operations	(0.47)	0.11	0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.16)	(0.34)	(0.27)	(0.28)	(0.04)
Dividends from net realized gains	—	(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.16)	(0.43)	(0.32)	(0.28)	(0.04)
Net asset value, end of year	$9.28	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	(4.77%)	1.11%	3.49%	5.09%	0.16%
Net assets, end of year (000)	$356,908	$306,398	$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.38%	0.40%	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.38%	0.40%	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	1.58%	1.73%	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

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Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising the Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos International Small Cap Growth Fund, Calamos Global Sustainable Equities Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund (the "Funds"), including the schedules of investments, as of October 31, 2022; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos Total Return Bond Fund, and Calamos High Income Opportunities Fund

	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the five years ended October 31, 2022, 2021, 2020, 2019, and 2018 respectively
Calamos Short-Term Bond Fund	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, 2019, and the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund for the period July 1, 2018 through May 31, 2019)	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, and the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019
Calamos Timpani SMID Growth Fund	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, and the period from July 31, 2019 (commencement of operations) through October 31, 2019
Calamos International Small Cap Growth Fund	For the period from March 31, 2022 (commencement of operations) to October 31, 2022
Calamos Global Sustainable Equities Fund	For the period from December 17, 2021 (commencement of operations) to October 31, 2022

The financial highlights for the year ended June 30, 2018 and 2017 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial highlights.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 19, 2022

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

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Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees ("Board" or the "Trustees") of the Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2022, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2023, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board's deliberations, no single factor was responsible for the Board's decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds' shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds' performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by the independent third-party service provider. The performance periods considered by the Board ended on March 31, 2022, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2022 or considered comparative data in addition to that of the Category, such as comparative data for an alternate group of comparable funds (a "category"), the data was still produced by an independent third-party service provider.

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Trustee Approval of Management Agreement (Unaudited)

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund outperformed its custom Category average for the one- and three-year periods, though it underperformed for the longer periods.

Calamos Select Fund. The Board considered that the Fund outperformed its custom Category average for the one- and three-year periods, thought it underperformed its custom Category average for the remaining periods.

Calamos Dividend Growth Fund. The Board considered that the Fund outperformed its custom Category average for all periods.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Category average for the three-, five- and ten-year periods and underperformed its Category average for the one-year period.

Calamos Evolving World Growth Fund. The Board considered that the Fund outperformed its Category average for all periods.

Calamos Global Equity Fund. The Board considered that the Fund outperformed its Category average for all periods.

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its custom Category average for all periods.

Calamos Global Opportunities Fund. The Board considered that the Fund outperformed its custom Category average for all periods.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Category average for the three- and five-year periods and underperformed its Category average for the one- and ten-year periods.

Calamos Global Convertible Fund. The Board considered that the Fund underperformed its Category average for all periods. The Board further noted the Adviser's representation that the Fund is the only U.S.-based convertible fund with a global mandate in its Category, and therefore considered the Adviser's assertion that the Global Convertible UCITS fund managed by the Adviser and its performance universe are a better comparative source than the Category. As a result, the Board considered the Fund's similarity to the UCITS fund managed by the Adviser, noting that the UCITS fund outperformed peers for the three- and five-year periods and only underperformed peers for the more recent one-year period. The Board also considered that the Fund outperformed its benchmark for the three- and five-year periods.

Calamos Total Return Bond Fund. The Board considered that the Fund outperformed its Category average for the one-year period and underperformed for the remaining periods. The Board also considered that as of April 30, 2022, the Fund outperformed its benchmark for the one-year period and ranked in the second quartile of its Category for the one-year period.

Calamos High Income Opportunities Fund. The Board considered that the Fund outperformed its Category average for the one-, three- and five-year periods, though it underperformed the Category average for the ten-year period.

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its custom Category average for the three-, five- and ten-year periods, though it underperformed the Category median for the one-year period.

Calamos Hedged Equity Fund. The Board considered that the Fund outperformed its Category average for the one-, three- and five-year periods.

Calamos Phineus Long/Short Fund. The Board considered that the Fund outperformed its Category average for the three-, five- and ten-year periods and underperformed its Category average for the one-year period. The Board also considered that for the year-to-date period ended April 20, 2022, the Fund ranked in the 1st quartile when compared to its Category and outperformed its benchmarks.

Calamos Short-Term Bond Fund. The Board considered that the Fund outperformed its Category average for the one- and three-year periods.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund outperformed its Category average for the three-, five- and ten-year periods and underperformed its Category average for the one-year period.

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Trustee Approval of Management Agreement (Unaudited)

Calamos Timpani SMID Growth Fund. The Board considered that the Fund underperformed its custom Category average for the one-year period. The Board also considered, however, that the portfolio management team should be afforded more time to develop a performance record in light of the relatively recent launch of the Fund.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Funds, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a Fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund's investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also reviewed the Fund's expenses in light of its more recent performance record.

Calamos Select Fund. The Board considered that although the Fund's management fee rate is higher than its Expense Group median, the Fund's total expense ratio is equal to its Expense Group median.

Calamos Dividend Growth Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos International Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group. The Board also noted that the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Evolving World Growth Fund. The Board considered that the Fund's management fee rate is lower than the median of the Fund's Expense Group and the Fund's total expense ratio is equal to the median of the Fund's Expense Group. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Equity Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund's expenses in light of its performance record.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Calamos Growth and Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Global Opportunities Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Expense Group. The Board noted that the Fund's total expense ratio was less than two basis points above and its management fee rate was less than one basis point above the respective Expense Group median. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered, however, that the Fund offers a unique mandate and the Adviser's assertion that, as a result, there are no appropriate peer funds against which to meaningfully compare the Fund's fees. The Board reviewed the Fund's expenses in light of its performance record against its benchmark.

Calamos Total Return Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2023 and was currently subsidizing the Fund under this arrangement. The Board also reviewed the Fund's expenses in light of its recent performance record.

Calamos High Income Opportunities Fund. The Board considered that the Fund's management fee rate is lower than the median of the Fund's Expense Group and the Fund's total expense ratio is equal to the median of the Fund's Expense Group.

Calamos Market Neutral Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Hedged Equity Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Phineus Long/Short Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Short-Term Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board considered the Fund's expenses in light of its level of assets and short performance record. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2023 and was currently subsidizing the Fund under this arrangement.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser's agreement to reimburse each Fund for a portion of its expenses if the Fund's expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially

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Trustee Approval of Management Agreement (Unaudited)

benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

Calamos Global Sustainable Equities Fund. The Board of Trustees ("Board" or the "Trustees") of Calamos Investment Trust ("Trust"), on behalf of its new series, Calamos Global Sustainable Equities Fund (the "New Fund"), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and provides certain administrative services for the New Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests from the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on December 14, 2021,1 based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the New Fund and the Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through July 31, 2023, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund's investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to be provided to the New Fund took into account the knowledge that may be gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser's investment approach; the Adviser's recent acquisition of Pearl Impact Capital LLC ("Pearl Impact"); and the background and experience of Messrs. Madden and Tursich (who are now employees of the Adviser) who will be responsible for managing the New Fund; and the Adviser's provision of administrative services for the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel expected to be involved in providing investment management services to the New Fund. The Board also considered compliance reports about the Adviser from the Trust's Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the

1  The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

management agreement and that the New Fund was likely to benefit from services to be provided under the management agreement with the Adviser.

Investment Performance of the New Fund. Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the New Fund's proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the "Expense Group") and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund's estimated total net expense ratio and proposed management fee rate are both higher than the respective medians of the Expense Group. The Board also took into account, however, the Adviser's agreement to cap expenses of the Fund. The Board noted that under the contractual expense cap, the total annual expenses for the Fund's Class A shares, Class C shares and Class I shares are capped at 1.20%, 1.95% and 0.95% of average net assets, respectively, through March 1, 2025 and that the Fund's annual ordinary operating expenses for Class R6 shares are limited (as a percentage of average net assets) to 0.95% less the Fund's annual sub-transfer agency ratio. Lastly, the Board considered the Adviser's confidence in the Fund's investment team to deliver favorable performance and scale given its track record with other funds that it manages. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement.

Economies of Scale. The Board noted that while the proposed management fee does not contain breakpoints, the Adviser had agreed to contractually cap total annual expenses for the Fund's Class A shares, Class C shares and Class I shares at 1.20%, 1.95% and 0.95% of average net assets, respectively, through March 1, 2025 and noted that the Fund's annual ordinary operating expenses for Class R6 shares are limited (as a percentage of average net assets) to 0.95% less the Fund's annual sub-transfer agency ratio.

Profitability. The Board considered information on the anticipated profitability of the Adviser in serving as the New Fund's investment manager and of the Adviser and its affiliates in their relationships with the New Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds in the Calamos fund complex and the Adviser's other business units.

Other Benefits Derived from the Relationship with the New Fund. The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser's proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund's Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust's management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

Calamos International Small Cap Growth Fund. The Board of Trustees ("Board" or the "Trustees") of Calamos Investment Trust ("Trust"), on behalf of its new series, Calamos International Small Cap Growth Fund (the "New Fund"), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and provides certain administrative services for the New Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests from the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

At a meeting held on March 23-24, 2022, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the New Fund and the Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through July 31, 2023, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund's investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to be provided to the New Fund took into account the knowledge that may be gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser's investment approach; and the Adviser's provision of administrative services for the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel expected to be involved in providing investment management services to the New Fund. The Board also considered compliance reports about the Adviser from the Trust's Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services to be provided under the management agreement with the Adviser.

Investment Performance of the New Fund. Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the New Fund's proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the "Expense Group") and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund's estimated total net expense ratio and proposed management fee rate are both lower than the respective medians of the Expense Group. The Board also took into account the Adviser's agreement to cap expenses of the Fund. The Board noted that under the contractual expense cap, the total annual expenses for the Fund's Class A shares, Class C shares and Class I shares are capped at 1.35%, 2.10% and 1.10% of average net assets, respectively, through March 1, 2025 and that the Fund's annual ordinary operating expenses for Class R6 shares are limited (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio. Lastly, the Board considered the Adviser's confidence in the Fund's investment team to deliver favorable performance and scale given its track record with other funds that it manages. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement.

Economies of Scale. The Board considered whether the New Fund's proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund's assets increase. The Board also considered the Adviser's agreement to reimburse the New Fund for a portion of its expenses if the New Fund's expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability. The Board considered information on the anticipated profitability of the Adviser in serving as the New Fund's investment manager and of the Adviser and its affiliates in their relationships with the New Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds in the Calamos fund complex and the Adviser's other business units.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Other Benefits Derived from the Relationship with the New Fund. The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser's proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund's Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust's management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

www.calamos.com

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	28

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	28

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	28

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015)	28

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	28

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019)	28

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019)	28	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing eighteen portfolios in fund complex.

****  Overseeing four portfolios in fund complex.

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017) and since August 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)
Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto, Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Susan L. Schoenberger (1963)	Vice President and Assistant Secretary (since 2022)	Vice President, Associate Counsel, Calamos Advisors (since 2022); prior thereto Vice President, Legal Counsel (2011-2022), Ariel Investments, LLC

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2023, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2022:

CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND
$157,564,258	$15,769,528	$2,149,114	$131,149,309
GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND
$104,835,173	$1,401,097	$2,430,611	$29,479,859
GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND	TOTAL RETURN BOND FUND
$11,645,249	$9,656,929	$721,123

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2022:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
$132,117,303	$4,015,455	$5,384,012	$746,805
TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
$1,896,778	$109,683	$9,043,043	$22,179,546
DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
$52,346	$82,442	$1,624,977	$4,407,972
GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL SMALL CAP GROWTH FUND	HIGH INCOME OPPORTUNITIES FUND
$89,726	$2,652,352	$7,144	$26,595

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2022:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
98%	100%	14%	5%
TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
6%	10%	65%	100%
SELECT FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
17%	5%	14%	23%
HIGH INCOME OPPORTUNITIES FUND
1%

www.calamos.com

Tax Information (Unaudited)

At October 31, 2022, more than 50% of each of International Growth Fund and Evolving World Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2022 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2022.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFANR 1631 2022

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2021	10/31/2022
Audit Fees(a)	$501,858	$554,193
Audit-Related Fees(b)	$150,933	$170,568
Tax Fees(c)	$728,426	$785,460
All Other Fees(d)	$-	$-
Total	$1,381,217	$1,510,221

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2021	10/31/2022
Registrant	$728,426	$785,460
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022